united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA 92121

(Address of principal executive offices) (Zip code)

James Ash

Gemini Fund Services, LLC., 80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 4/30/15

Item 1. Reports to Stockholders.

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Dunham Corporate/Government Bond Fund
Dunham Monthly Distribution Fund

Dunham Floating Rate Bond Fund Dunham High-Yield Bond Fund

Dunham International Opportunity Bond Fund

Dunham Dynamic Macro Fund*
Dunham Alternative Strategy Fund

Dunham Appreciation & Income Fund
Dunham Large Cap Value Fund

Dunham Alternative Income Fund
Dunham Focused Large Cap Growth Fund

Dunham International Stock Fund

Dunham Real Estate Stock Fund

Dunham Small Cap Value Fund

Dunham Emerging Markets Stock Fund

Dunham Small Cap Growth Fund

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.
P.O. Box 910309
San Diego, California 92191
*Formally known as the Dunham Loss Averse Equity Income Fund

THIS SEMI-ANNUAL REPORT CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ALSO INCLUDE THOSE PRECEDED BY, FOLLOWED BY OR THAT INCLUDE THE WORDS “BELIEVES”, “EXPECTS”, “ANTICIPATES” OR SIMILAR EXPRESSIONS. SUCH STATEMENTS SHOULD BE VIEWED WITH CAUTION. ACTUAL RESULTS OR EXPERIENCE COULD DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS AS A RESULT OF MANY FACTORS. EACH FUND MAKES NO COMMITMENTS TO DISCLOSE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS, OR ANY FACTS, EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF THAT MAY BEAR UPON FORWARD-LOOKING STATEMENTS. IN ADDITION, PROSPECTIVE PURCHASERS OF THE FUNDS SHOULD CONSIDER CAREFULLY THE INFORMATION SET FORTH HEREIN AND THE APPLICABLE FUND’S PROSPECTUS. OTHER FACTORS AND ASSUMPTIONS NOT IDENTIFIED ABOVE MAY ALSO HAVE BEEN INVOLVED IN THE DERIVATION OF THESE FORWARD-LOOKING STATEMENTS, AND THE FAILURE OF THESE OTHER ASSUMPTIONS TO BE REALIZED MAY ALSO CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED.

Dear Fellow Shareholders,

The first half of the fiscal year has been mired in worry. Against the backdrop of a looming interest rate increase by the Federal Reserve, which would be the first increase since June 29, 2006, the recent and sudden drop in oil prices and a strengthening U.S. dollar versus most worldwide currencies gave pause to an already moderate economic recovery.

Overseas, much of the developed world found themselves in the same situation that the U.S. was in six years ago. A potential default on bond payments by the Greek government on their 2010 bailout became a global focus. Quantitative easing by the European Central Bank and the Bank of Japan, and efforts by the Chinese government to stimulate their economy added to the Federal Reserve’s conundrum on the timing and magnitude of their monetary policy actions. It became quite apparent how interconnected global economies actually are.

Stocks, although volatile, generally fared well over the period. While U.S. markets lagged their European, Japanese, and Chinese counterparts, they were generally in line with the rest of the world as a whole. Major U.S. indexes hit all-time highs numerous times throughout the period despite lackluster corporate earnings, due to falling oil prices and a rising U.S. dollar.

Domestic bonds continued to do relatively well, as interest rates declined over the period. After an increase in the 10-year U.S. Treasury yield toward the beginning of the fiscal period, the yield fluctuated within a 75 basis point range to end lower than it began, as global economic concerns sent investors scurrying to the perceived safety of U.S. government bonds. Global bonds, on the other hand, struggled due to falling currencies relative to the U.S. dollar. In spite of quantitative easing in the Eurozone and Japan taking hold, the currency effect had a stronger impact on global bonds.

Looking forward, while the timing of a Federal Reserve interest rate increase remains elusive, we believe it is inevitable and have positioned our fixed income funds to respond accordingly.

Quantitative easing by our foreign developed market partners may position those equity markets to benefit in a similar manner as the U.S. equity markets have since our quantitative easing program began in 2008. To that extent, we feel we have sufficient investment options that may provide growth opportunities.

Holding true to our core investment philosophy as a risk-focused strategic investment adviser, we will continue to look for ways to grow your investments to the best of our abilities. We thank you for your continued trust and the confidence you have placed in us. We take that trust very seriously and look forward to servicing your investment needs for years to come.

Sincerely,

Jeffrey A. Dunham
President
Dunham & Associates Investment Counsel, Inc.
April 30, 2015

Dunham Corporate/Government Bond Fund
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Investment-grade bonds, as measured by the Barclays Aggregate Bond Index, gained 2.1 percent in the six-month period ended April 30, 2015 after a 2.4 percent increase during the previous fiscal six-month period. Treasuries in the middle of the yield curve, as measured by the BofA ML Treasuries 5-7 Years Index, ended the fiscal six-month period up 2.5 percent, while long-term Treasuries, as measured by the BofA ML Treasuries 10+ Years Index, saw an increase of 6.2 percent over the same six months. Corporate bonds, as measured by the BofA ML U.S. Corporate Bond Master Index, increased less than intermediate-term Treasury bonds, rising 2.2 percent over the fiscal six-month period. High-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, gained 1.5 percent, underperforming the intermediate-term Treasury bonds by 1.0 percent during the period.

The Fund continued to balance risk versus reward by choosing to emphasize lower duration bonds and overweighting lower credit quality securities, in anticipation of rising interest rates which did not materialize. The Fund began the six-month period with an average effective duration of 4.47 years and ended the period with an average effective duration of 4.37 years, while the benchmark index had an average effective duration of 5.57 years and 5.47 years, respectively. This allocation generally detracted from performance of the Fund as Treasury yields fluctuated in a relatively wide range of 74 basis points. The 10-year Treasury yield went from a high of 2.39 percent in early November to a low of 1.64 percent at the end of January, before settling at 2.03 percent to end the fiscal six-month period. The overweight to corporate high-yield securities was the single largest contributor to performance over the fiscal quarter. The Sub-Adviser maintained an overweight to the sector, investing one-third of the Fund in such securities while the index held less than 1 percent.

Contributors over the fiscal six-month period included Catamaran Corporation 4.750% due 3/15/2021 (148887AA0) (holding percentage*: 0.17 percent), a provider of pharmacy benefits management services and healthcare IT solutions to the healthcare benefits management industry. The investment was up 12.9 percent over the period. General Electric Capital Corporation 5.250% due 6/29/2049 (369622ST3) (holding percentage*: 0.38 percent), provides financing, mortgage, and insurance services. The company offers commercial lending and leasing, consumer financing, investments in alternative energy, aircraft leasing and financing, and real estate investment services to customers worldwide. The bonds gained 6.2 percent over the fiscal six-month period.

Detractors over the fiscal six-month period included Pacific Rubiales Energy Corporation 5.375% due 1/26/2019 (69480UAH0) (holding percentage*: 0.25 percent), which focuses on the exploration, development and production of heavy crude oil, light and medium oil, and gas in Colombia. The company also has exploration blocks in Peru. The bonds were down 19.3 percent over the six-month period. Fieldwood Energy LLC 8.375% due 9/30/2020 (BL1112129) (holding percentage*: 0.19 percent), provides oil and gas services. The company explores, produces, and develops oil and natural gas throughout the United States. While the price of the bonds declined 19.5 percent over the entire fiscal period, the price has rebounded 29.3 percent since its low at the end of January.

The Sub-Adviser continued to heavily underweight government bonds which detracted from performance relative to the benchmark, despite a positive impact from security selection, as Treasuries rose over the fiscal six-month period.

The Fund’s investment-grade corporate bond holdings generally hindered performance. The slight outperformance of investment-grade corporate bonds in the Fund relative to the benchmark was primarily due to a lower duration bias. However, the Fund was underweight the sector relative to the benchmark, which detracted from performance for the fiscal six-month period.

The Sub-Adviser believes the U.S. economy will continue to grow and expects the Federal Reserve to begin increasing interest rates towards the end of the year. The Sub-Adviser believes that, although rates will rise, the increase will not be dramatic and will be good for bonds and spread sectors. In terms of spread sectors, the Sub-Adviser believes the credit fundamentals are positive and continue to offer a nice investment opportunity with low defaults, good interest rate coverage, and robust demand for fixed income. The Sub-Adviser feels the Fund is positioned to do well in that environment. The Sub-Adviser continues to emphasize liquidity and believes security selection will be very important to the Fund’s performance. The Sub-Adviser will continue to look for opportunities in all sectors of the bond market and uncover undervalued sectors and securities.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2015
			Annualized	Annualized	Annualized	Annualized Since Inception
	Six Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	1.29%	2.74%	2.90%	4.21%	4.21%	4.56%
Class C	0.86%	2.00%	2.14%	3.44%	3.44%	3.79%
Class A with load of 4.50%	(3.41)%	(2.14)%	1.09%	3.01%	N/A	4.01%*
Class A without load	1.17%	2.50%	2.66%	3.96%	N/A	4.59%*
Barclays Aggregate Bond Index	2.06%	4.46%	2.60%	4.12%	4.75%	4.65%
Morningstar Intermediate-Term Bond Category	1.69%	3.68%	3.04%	4.27%	4.28%	4.18%

 *Class A commenced operations on January 3, 2007.
The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.
The Morningstar Intermediate-Term Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.37% for Class N, 2.12% for Class C and 1.62% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund
April 30, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
CORPORATE BONDS & NOTES - 55.5%
AEROSPACE/DEFENSE - 0.2%
TransDigm, Inc.	$110,000	6.000%	7/15/2022	$111,238

AIRLINES ABS - 1.0%
Air Canada 2013-1 Class B Pass Through Trust - 144A	105,704	5.375	5/15/2021	111,781
Continental Airlines 2009-2 Class A Pass Through Trust	232,395	7.250	11/10/2019	268,993
United Airlines 2009-2A Pass Through Trust	154,335	9.750	1/15/2017	169,383
				550,157
AUTO MANUFACTURERS - 0.8%
Ford Motor Credit Co. LLC.	270,000	5.750	2/1/2021	312,134
General Motors Financial Co., Inc.	130,000	3.500	7/10/2019	133,265
				445,399
AUTO PARTS & EQUIPMENT - 0.9%
Lear Corp.	100,000	5.250	1/15/2025	102,625
Meritor, Inc.	215,000	6.750	6/15/2021	225,750
MPG Holdco I, Inc. - 144A	105,000	7.375	10/15/2022	112,350
Tenneco, Inc.	40,000	5.375	12/15/2024	42,100
				482,825
AUTOMOBILE ABS - 2.1%
California Republic Auto Receivables Trust 2014-3 A4	390,000	1.790	3/16/2020	393,368
Capital Auto Receivables Asset Trust / Ally 2013-1 C	590,000	1.740	10/22/2018	592,377
Ford Credit Auto Owner Trust 2013-B D	194,000	1.820	11/15/2019	195,720
				1,181,465
BANKS - 7.9%
Banco de Credito del Peru - 144A	170,000	6.125 +	4/24/2027	186,787
Banco de Credito e Inversiones - 144A	325,000	4.000	2/11/2023	333,323
Banco Internacional del Peru SAA -144A	200,000	6.625 +	3/19/2029	217,750
Banco Santander Chile - 144A	300,000	3.875	9/20/2022	312,534
Bank of America Corp	175,000	5.625	7/1/2020	200,584
Bank of New York Mellon	95,000	4.950 +	Perpetual	95,096
Barclays Bank PLC - 144A	270,000	6.050	12/4/2017	296,304
Citigroup, Inc.	130,000	4.050	7/30/2022	135,622
Citigroup, Inc.	100,000	5.800 +	Perpetual	100,750
Citizens Financial Group, Inc. - 144A	110,000	5.500 +	Perpetual	109,038
Goldman Sachs Group, Inc.	185,000	5.750	1/24/2022	214,999
Goldman Sachs Group, Inc.	75,000	5.700 +	Perpetual	75,844
JPMorgan Chase & Co.	35,000	5.300 +	Perpetual	35,044
JPMorgan Chase & Co	40,000	6.125	6/27/2017	43,708
Macquarie Bank Ltd. - 144A	17,000	6.625	4/7/2021	20,030
Morgan Stanley	185,000	4.100	5/22/2023	190,096
Morgan Stanley	105,000	5.450 +	Perpetual	105,919
Morgan Stanley	225,000	6.375	7/24/2042	291,842
PNC Financial Services Group, Inc.	255,000	4.850 +	Perpetual	250,537
SunTrust Banks, Inc.	30,000	5.625	Perpetual	30,525
Turkiye Garanti Bankasi AS - 144A	330,000	5.250	9/13/2022	336,336
UBS AG	650,000	7.625	8/17/2022	782,242
Zions Bancorporation	115,000	4.500	6/13/2023	119,704
				4,484,614
BIOTECHNOLOGY - 0.0%
Concorida Healthcare Corp. - 144A	5,000	7.000	4/15/2023	5,088

BUILDING MATERIALS - 0.6%
Builders FirstSource, Inc. - 144A	100,000	7.625	6/1/2021	104,750
Builing Materials Corp of America - 144A	50,000	5.375	11/15/2024	51,500
Masco Corp.	95,000	5.950	3/15/2022	107,350
Masco Corp.	25,000	4.450	4/1/2025	25,875
Masonite International Corp. - 144A	25,000	5.625	3/15/2023	26,250
				315,725

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
CHEMICALS - 1.4%
Hexion US Finance Corp.	$170,000	6.625%	4/15/2020	$159,800
Methanex Corp.	130,000	4.250	12/1/2024	133,688
New Market Corp.	305,000	4.100	12/15/2022	314,637
Tronox Finance LLC.	175,000	6.375	8/15/2020	172,375
				780,500
COAL - 0.1%
Consol Energy, Inc. - 144A	70,000	5.875	4/15/2022	64,575

COMMERCIAL MBS - 6.4%
A10 Securitization 2013-1 B LLCA10 2013-1 B - 144A	300,000	4.120	11/15/2025	300,728
Aventura Mall Trust 2013-AVM C - 144A	100,000	3.743 +	12/5/2032	105,324
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 A4B	580,000	4.943	9/11/2042	585,768
Citigroup Commercial Mortgage Trust 2007-C6 A4	290,000	5.711 +	12/10/2049	312,836
Citigroup Commercial Mortgage Trust 2008-C7 AH	95,000	6.144 +	12/10/2049	103,782
CSAIL Commercial Mortgage Trust CMO 2015 C1 Class A4	270,000	3.505	4/15/2050	284,153
GAHR Commericial Mortgage Trust 2015-NRF CFX - 144A	105,000	3.495 +	12/15/2019	105,378
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP12 A4	470,000	5.882 +	2/15/2051	503,343
LB-UBS Commercial Mortgage Trust 2007-C7 A3	63,671	5.866 +	9/15/2045	69,848
Morgan Stanley Capital I Trust 2005-IQ10 A4B	510,000	5.284 +	9/15/2042	515,381
Morgan Stanley Capital I Trust 2007-IQ14 AM	224,000	5.869 +	4/15/2049	235,351
Motel 6 Trust CMO 2015-MTL6 Class B - 144A	305,000	3.298	2/5/2030	308,244
Wells Fargo Commercial Mortgage Trust 2015-LC20 B	165,000	3.719	4/15/2050	168,655
				3,598,791
COMMERCIAL SERVICES - 1.4%
ADT Corp.	180,000	6.250	10/15/2021	194,400
Ahern Rentals, Inc.- 144A	195,000	9.500	6/15/2018	211,380
Ahern Rentals, Inc.- 144A	115,000	7.375	5/15/2023	115,719
Exam Works Group, Inc.	25,000	5.625	4/15/2023	25,938
Harland Clarke Holdings Corp. - 144A	70,000	6.875	3/1/2020	71,400
Interactive Data Corp. -144A	80,000	5.875	4/15/2019	80,900
New York University	55,000	4.142	7/1/2048	55,202
United Rentals North America, Inc.	55,000	5.500	7/15/2025	55,924
				810,863
COMPUTERS - 0.2%
Project Homestake Merger Corp. - 144A	55,000	8.875	3/1/2023	55,756
SunGard Data Systems, Inc.	55,000	6.625	11/1/2019	57,544
				113,300
DIVERSIFIED FINANCIAL SERVICES - 2.4%
Aircastle Ltd.	200,000	5.125	3/15/2021	210,240
E*Trade Financial Corp.	105,000	5.375	11/15/2022	111,825
General Electric Capital Corp.	200,000	5.250 +	Perpetual	116,625
General Electric Capital Corp.	100,000	7.125 +	Perpetual	214,000
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	10,000	4.875	3/15/2019	58,036
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	100,000	5.875	2/1/2022	10,214
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	55,000	6.000	8/1/2020	103,740
Infinity Acquisition LLC / Infinity Acquisition Finance Corp. - 144A	80,000	7.250	8/1/2022	75,800
Jefferies Group LLC	60,000	6.875	4/15/2021	68,389
Macquarie Group Ltd.- 144A	125,000	6.250	1/14/2021	144,724
Navient LLC.	140,000	5.500	1/25/2023	135,100
Walter Investment Management Corp.	135,000	7.875	12/15/2021	121,500
				1,370,193
ELECTRIC - 0.7%
Calpine Corp.	89,000	5.375	1/15/2023	90,224
Dynergy Finance I, Inc. / Dynergy Finance II, Inc. - 144A	55,000	7.375	11/1/2022	58,850
Dynergy Finance I, Inc. / Dynergy Finance II, Inc. - 144A	20,000	7.625	11/1/2024	21,600
Electricite de France SA - 144A	165,000	5.250 +	Perpetual	173,250
RJS Power Holdings LLC - 144A	60,000	5.125	7/15/2019	59,250
				403,174

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2015

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
ENERGY - ALTERNATE RESOURCES - 0.2%
TerraForm Power Operating LLC. - 144A	$90,000	5.875%		2/1/2023	$94,050

ENTERTAINMENT - 1.5%
GLP Capital LP / GLP Financing II Inc.	95,000	4.875		11/1/2020	97,138
GLP Capital LP / GLP Financing II Inc.	5,000	5.375		11/1/2023	5,225
Isle of Capri Casinos, Inc.	125,000	5.875		3/15/2021	129,687
Isle of Capri Casinos, Inc. - 144A	6,000	5.875		3/15/2021	6,225
Mohegan Tribal Gaming Authority	95,000	9.750		9/1/2021	101,888
Penn National Gaming Inc .	120,000	5.875		11/1/2021	120,300
Scientific Games International, Inc. - 144A	110,000	6.625		5/15/2021	80,712
Scientific Games International, Inc. - 144A	80,000	7.000		1/1/2022	83,800
Six Flags Entertainment Corp. - 144A	245,000	5.250		1/15/2021	254,187
United Artists Theatre Circuit Inc. 1995-A Pass Through Trust *	641	9.300		7/1/2015	643
					879,805
FOOD - 0.3%
Ingles Markets, Inc.	100,000	5.750		6/15/2023	104,500
Pilgrims Prde Corp. - 144A	40,000	5.750		3/15/2025	41,100
					145,600
FOREST PRODUCTS & PAPER - 0.5%
Sappi Papier Holding GmbH - 144A	265,000	6.625		4/15/2021	278,250

GAS - 0.2%
NGL Energy Partners LP - 144A	105,000	5.125		7/15/2019	103,688

HEALTHCARE PRODUCTS - 0.2%
Crimson Merger Sub, Inc. - 144A	80,000	6.625		5/15/2022	71,200
Mallinckrodt International Finance SA -144A	40,000	5.750		8/1/2022	41,450
Mallinckrodt International Finance SA -144A	5,000	5.500		4/15/2025	5,125
					117,775
HEALTHCARE - SERVICES - 1.4%
Acadia Healthcare Co., Inc.	45,000	5.125		7/1/2022	45,113
CHS/Community Health Systems, Inc.	30,000	5.125		8/1/2021	31,200
CHS/Community Health Systems, Inc.	30,000	6.875		2/1/2022	31,987
HealthSouth Corp.	105,000	5.750		11/1/2024	111,300
IASIS Healthcare LLC / IASIS Capital Corp.	70,000	8.375		5/15/2019	72,800
LifePoint Hospitals, Inc.	55,000	5.500		12/1/2021	57,948
Select Medical Corp.	140,000	6.375		6/1/2021	140,084
Surgical Care Affiliates, Inc. - 144A	110,000	6.000		4/1/2023	113,025
Tenet Healthcare Corp. - 144A	60,000	5.500		3/1/2019	60,675
Tenet Healthcare Corp.	100,000	8.125		4/1/2022	109,375
					773,507
HOLDING COMPANIES - DIVERSIFIED - 0.7%
Argos Merger Sub, Inc. - 144A	100,000	7.125		3/15/2023	105,250
Hutchison Whampoa International 12 Ltd. - 144A	185,000	6.000	+	Perpetual	196,993
Leucadia National Corp.	105,000	5.500		10/18/2023	108,016
					410,259
HOME BUILDERS - 0.3%
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. - 144A	85,000	5.250		4/15/2021	85,638
TRI Pointe Holdings, Inc. - 144A	110,000	5.875		6/15/2024	108,900
					194,538
HOME EQUITY ABS - 1.8%
Bayview Financial Mortgage Pass-Through Trust 2006-A 1A4 (a)	560,000	6.087		2/28/2041	587,132
GSAA Trust 2005-1 AF4 (a)	412,965	5.619		11/25/2034	440,198
					1,027,330
HOUSEWARES - 0.1%
RSI Home Products, Inc. - 144A	55,000	6.500		3/15/2023	57,613

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2015

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
INSURANCE - 2.3%
Allstate Corp.	$200,000	5.750	%,+	8/15/2053	$218,375
Chubb Corp.	85,000	6.375	+	3/29/2067	90,525
Genworth Holdings, Inc.	205,000	4.900		8/15/2023	179,375
Progressive Corp.	120,000	6.700	+	6/15/2037	126,675
Prudential Financial, Inc.	370,000	5.625	+	6/15/2043	396,825
Teachers Insurance & Annuity Association of America - 144A	110,000	4.375 +		9/15/2054	113,583
Voya Financial, Inc.	125,000	5.650 +		5/15/2053	131,563
York Risk Services Holding Corp. - 144A	70,000	8.500		10/1/2022	66,412
					1,323,333
INTERNET - 0.2%
Priceline Group, Inc.	140,000	3.650		3/15/2025	142,954

INVESTMENT COMPANIES - 0.4%
Ares Capital Corp.	65,000	3.875		1/15/2020	66,143
FS Investment Corp.	110,000	4.250		1/15/2020	111,522
FS Investment Corp.	55,000	4.750		5/15/2022	54,582
					232,247
IRON / STEEL - 0.9%
Carpenter Technology Corp.	300,000	4.450		3/1/2023	306,364
United States Steel Corp.	180,000	6.875		4/1/2021	182,250
					488,614
LEISURE TIME - 0.2%
NCL Corp. Ltd. - 144A	10,000	5.250		11/15/2019	10,350
Viking Cruises Ltd. - 144A	105,000	8.500		10/15/2022	116,938
					127,288
LODGING - 0.8%
Boyd Gaming Corp.	110,000	9.000		7/1/2020	119,350
MGM Resorts International	115,000	6.750		10/1/2020	124,344
Station Casinos LLC	170,000	7.500		3/1/2021	184,025
					427,719
MEDIA - 0.9%
CCO Holdings LLC - 144A	140,000	5.125		5/1/2023	138,950
Cequel Communications Holdings I LLC / Cequel Capital Corp. - 144A	105,000	5.125		12/15/2021	105,794
Clear Channel Worldwide Holdings, Inc.	250,000	7.625		3/15/2020	263,750
					508,494
MINING - 0.0%
FMG Resources August 2006 Pty Ltd. - 144A	15,000	9.750		3/1/2022	15,497

MISCELLANEOUS MANUFACTURING - 0.4%
Bombardier, Inc. - 144A	105,000	4.750		4/15/2019	105,000
Bombardier, Inc. - 144A	115,000	6.125		1/1/2023	110,480
					215,480
OIL & GAS - 2.2%
Antero Resources Corp. - 144A	60,000	5.625		6/1/2023	61,575
Carrizo Oil & Gas, Inc.	100,000	7.500		9/15/2020	105,730
Halcon Resources Corp.	80,000	8.875		5/15/2021	62,880
Helmerich & Payne International Drilling Co. - 144A	80,000	4.650		3/15/2025	84,306
Laredo Petroleum, Inc.	20,000	6.250		3/15/2023	20,800
Linn Energy LLC / Linn Energy Finance Corp.	65,000	6.500		9/15/2021	53,300
Newfield Exploration Co.	110,000	5.375		1/1/2026	114,950
Pacific Rubiales Energy Corp. - 144A	180,000	5.375		1/26/2019	141,336
Parker Drilling Co.	240,000	7.500		8/1/2020	215,400
Petroleos Mexicanos	155,000	3.500		1/30/2023	150,156
Petroleos Mexicanos	45,000	4.875		1/18/2024	47,579
Rosetta Resources, Inc.	110,000	5.875		6/1/2024	109,725
Sunoco Finance Corp. - 144A	45,000	6.375		4/1/2023	47,025
					1,214,762

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
OIL & GAS SERVICES - 0.5%
CCG SA	$235,000	6.500%	6/1/2021	$191,525
Gulfmark Offshore, Inc.	115,000	6.375	3/15/2022	91,425
				282,950
PACKAGING & CONTAINERS - 0.4%
Beverage Packaging Holdings Luxembourg II SA - 144A	200,000	6.000	6/15/2017	203,000

PHARMACEUTICALS - 0.5%
Capsugel SA - 144A (b)	20,000	7.000	5/15/2019	20,438
Catamaran Corp.	85,000	4.750	3/15/2021	93,287
JLL/Delta Dutch Pledge Co. BV - 144A	55,000	8.750	5/1/2020	55,687
Owens & Minor, Inc.	25,000	3.875	9/15/2021	26,011
Valeant Pharmaceuticals International, Inc. - 144A	40,000	5.500	3/1/2013	40,600
Valeant Pharmaceuticals International, Inc. - 144A	15,000	5.875	5/15/2023	15,431
Valeant Pharmaceuticals International, Inc. - 144A	20,000	6.125	4/15/2025	20,688
				272,142
PIPELINES - 1.1%
Energy Transfer Equity LP	110,000	5.875	1/15/2024	116,050
Kinder Morgan, Inc.	130,000	4.300	6/1/2025	132,077
Sabine Pass Liquefaction LLC	100,000	6.250	3/15/2022	105,500
Williams Cos., Inc.	230,000	3.700	1/15/2023	217,834
Williams Cos., Inc.	25,000	4.550	6/24/2024	24,621
				596,082
PRIVATE EQUITY - 0.2%
Apollo Management Holdings LP - 144A	135,000	4.000	5/30/2024	138,241

REAL ESTATE - 1.3%
American Homes 4 Rent 2014-SFR2 C Trust - 144A	130,000	4.705	10/17/2036	140,187
B2R Mortgage Trust 2015-1 A1 - 144A	100,000	2.524	5/15/2048	100,032
Countrywide Asset-Backed Certificates 2005-1 AF5A (a)	300,000	5.274	7/25/2035	298,253
Sierra Timeshare 2014-2 AA Receivables Funding LLC - 144A	65,723	2.050	6/20/2031	66,062
WP Carey, Inc.	110,000	4.600	4/1/2024	114,048
				718,582
REITS - 3.1%
Corporate Office Properties LP	315,000	3.600	5/15/2023	304,088
Corporate Office Properties LP	90,000	3.700	6/15/2021	91,092
CTR Partnership LP / CareTrust Capital Corp.	90,000	5.875	6/1/2021	93,150
Digital Realty Trust LP	160,000	5.250	3/15/2021	178,095
Education Realty Operating Partnership LP	135,000	4.600	12/1/2024	140,656
Excel Trust LP	55,000	4.625	5/15/2024	55,016
Healthcare Realty Trust, Inc.	90,000	3.875	5/1/2025	89,660
Healthcare Trust of America Holdings LP	50,000	3.375	7/15/2021	50,796
Highwoods Realty LP	305,000	3.625	1/15/2023	309,662
iStar Financial, Inc.	140,000	5.000	7/1/2019	140,000
MPT Operating Partnership LP / MPT Finance Corp.	60,000	5.500	5/1/2024	64,500
Retail Opportunity Investments Partnership LP	105,000	4.000	12/15/2024	106,221
RHP Hotel Properties LP - 144A	15,000	5.000	4/15/2023	15,263
Select Income REIT	140,000	4.500	2/1/2025	140,256
				1,778,455
RETAIL - 1.2%
AmeriGas Finance Corp.	95,000	7.000	5/20/2022	102,220
Family Tree Escrow LLC - 144A	20,000	5.250	3/1/2020	21,050
Family Tree Escrow LLC - 144A	45,000	5.750	3/1/2023	47,475
Landry’s, Inc. - 144A	175,000	9.375	5/1/2020	188,125
QVC, Inc.	310,000	4.375	3/15/2023	313,983
Rite Aid Corp. - 144A	30,000	6.125	4/1/2023	31,238
				704,091
SEMICONDUCTOR - 0.3%
KLA-Tencor Corp.	140,000	4.650	11/1/2024	145,105

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
SOFTWARE - 0.6%
First Data Corp. - 144A	$145,000	8.250%	1/15/2021	$154,470
First Data Corp.	146,000	11.750	8/15/2021	168,265
				322,735
TELECOMMUNICATIONS - 3.0%
AT&T, Inc.	315,000	3.875	8/15/2021	333,287
CenturyLink, Inc.	110,000	6.450	6/15/2021	118,800
Cincinnati Bell, Inc.	125,000	8.375	10/15/2020	133,437
Digicel Group Ltd.-144A	200,000	8.250	9/30/2020	207,280
Frontier Communications Corp.	135,000	6.250	9/15/2021	134,325
Intelsat Jackson Holdings SA	210,000	5.500	8/1/2023	198,450
Qualitytech LP	10,000	5.875	8/1/2022	10,287
Sprint Corp.	170,000	7.250	9/15/2021	171,063
Telefonica Emisiones SAU	265,000	4.570	4/27/2023	289,585
Windstream Corp.	115,000	7.750	10/15/2020	118,737
				1,715,251
TRUCKING & LEASING - 0.1%
Penske Truck Leasing Co. LP - 144A	55,000	3.375	2/1/2022	54,761

WHOLE LOAN COLLATERAL CMO - 1.6%
Banc of America Funding 2005-1 1A1	88,267	5.500	2/25/2035	89,999
Citigroup Mortgage Loan Trust, Inc. 2004-NCM2 2CB2	80,655	6.750	8/25/2034	86,223
Citigroup Mortgage Loan Trust, Inc. 2004-UST1 A3	111,504	2.133 +	8/25/2034	111,776
Credi Suisse Mortage Trust 15-WIN1 A6 - 144A	102,612	3.500	12/25/2044	105,103
Master Alternative Loans Trust 2004-46A1	114,712	5.500	4/25/2034	121,353
Sequoia Mortgage trust 2015-1 A1 - 144A	154,453	3.500	1/25/2045	156,954
WaMu Mortgage Pass-Through Certificates Series 2003-S8 A2 Trust	125,134	5.000	9/25/2018	127,544
WinWater Mortgage Loan Trust 2014-1 A1 - 144A	85,063	4.000 +	6/20/2044	88,623
				887,575

TOTAL CORPORATE BONDS & NOTES (Cost - $30,756,071)				31,315,680

FOREIGN GOVERNMENT BONDS - 0.7%
El Salvador Government International Bond - 144A	105,000	6.375	1/18/2027	107,363
Morocco Government International Bond - 144A	300,000	4.250	12/11/2022	309,075
TOTAL FOREIGN GOVERNMENT BONDS - (Cost - $404,221)				416,438

MUNICIPAL - 5.5%
Commonwealth of Massachusetts	425,000	5.000	8/1/2025	528,258
Massachusetts Clean Water Trust	880,000	5.000	2/1/2045	1,000,604
New York State Dormitory Authority	410,000	5.000	2/15/2043	457,449
Rockdale County Water & Sewerage Authority	305,000	3.060	7/1/2024	311,500
San Diego County Regional Airport Authority	325,000	5.594	7/1/2043	361,735
Virginia College Building Authority	385,000	5.000	9/1/2023	469,504
TOTAL MUNICIPAL - (Cost - $3,140,694)				3,129,050

U.S. GOVERNMENT & AGENCY - 27.2%
U.S. GOVERNMENT AGENCY - 9.1%
Fannie Mae Pool 735061	51,018	6.000	11/1/2034	58,721
Fannie Mae Pool 866009	64,446	6.000	3/1/2036	78,121
Fannie Mae Pool 938574	378,398	5.500	9/1/2036	430,092
Fannie Mae Pool 310041	163,691	6.500	5/1/2037	192,047
Fannie Mae Pool 909141	26,039	6.000	1/1/2038	29,718
Fannie Mae Pool 909153	25,397	6.000	2/1/2038	29,395
Fannie Mae Pool 929191	131,427	6.000	3/1/2038	151,961
Fannie Mae Pool 909175	66,212	5.500	4/1/2038	76,994
Fannie Mae Pool 962752	49,092	5.000	4/1/2038	55,697
Fannie Mae Pool 975649	272,357	6.000	7/1/2038	314,835
Fannie Mae Pool 909220	149,598	6.000	8/1/2038	173,256

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2015

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
U.S. GOVERNMENT AGENCY (Continued) - 9.1%
Fannie Mae Pool AA7001	$300,004	5.000%		6/1/2039	$337,225
Fannie Mae Pool AD0727	411,046	6.000		8/1/2039	472,051
Fannie Mae Pool AO8769	1,591,547	3.500		8/1/2042	1,670,231
Fannie Mae Pool AX3195	556,407	4.000		91/2044	594,987
Federal Home Loan Pool G01980	354,459	5.000		12/1/2035	398,503
Freddie Mac Gold Pool G05888	81,031	5.500		10/1/2039	92,507
					5,156,341
U.S. TREASURY OBLIGATIONS - 18.1%
United States Treasury Note	235,000	0.375		5/31/2016	235,184
United States Treasury Note	500,000	0.500		7/31/2016	500,938
United States Treasury Note	1,225,000	0.500		11/30/2016	1,225,574
United States Treasury Note	3,000,000	0.625		12/31/2016	3,006,798
United States Treasury Note	515,000	0.500		1/31/2017	514,920
United States Treasury Note	3,505,000	2.375		8/15/2024	3,610,423
United States Treasury Note	965,000	2.250		11/15/2024	982,943
United States Treasury Bond	120,000	3.125		2/15/2043	128,925
					10,205,705

TOTAL U.S. GOVERNMENT & AGENCY (Cost - $15,028,543)					15,362,046

BANK LOANS - 6.5%
AEROSPACE / DEFENSE - 0.1%
LM US Member LLC	80,000	8.500	+	6/24/2022	80,367

AIRLINES - 0.4%
US Airways Group, Inc.	228,923	3.750	+	6/21/2019	230,091

AUTOMOBILES - 0.3%
Navistar, Inc.	166,667	5.750	+	8/17/2017	167,839

CHEMICALS - 0.1%
Ineos US Finance LLC	7,000	4.250	+	3/11/2022	7,054
US Farathane	58,262	6.750	+	1/16/2022	59,064
					66,118
COMMERCIAL SERVICES - 0.1%
Laureate Education, Inc.	60,000	5.000	+	6/15/2018	58,200

COMPUTERS & ELECTRONICS - 1.0%
Applied Systems, Inc.	52,936	8.750	+	1/14/2022	53,407
Blue Coat Systems, Inc.	165,000	9.500	+	6/28/2020	168,300
Deltek, Inc.	8,000	10.000	+	10/10/2019	8,103
Kronos, Inc.	127,900	9.750	+	4/30/2020	132,456
Mitchell International, Inc.	80,000	8.500	+	10/11/2021	80,120
Presidio	110,000	8.250	+	1/26/2022	111,100
					553,486
ELECTRONICS - 0.1%
Riverbed Technologies	50,000	6.000		2/25/2022	50,625

FINANCIAL SERVICES - 0.0%
Altisource Solutions	146	5.750	+	11/20/2019	125

GAMING AND HOTELS - 0.6%
Caesers Entertainment	33,830	9.750	+	3/1/2017	31,171
CBAC Borrower, LLC	57,000	8.250	+	4/26/2020	56,359
Peppermill Casinos, Inc.	240,070	7.250	+	11/9/2018	241,722
					329,252

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2015

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
HEALTHCARE - 0.8%
American Renal Holdings, Inc.	$279,943	8.500	%,+	2/20/2020	$279,768
Regional Care Hospital, Inc.	46,647	6.000	+	3/24/2019	46,837
Surgery Center	68,965	4.250	+	7/24/2020	69,655
Surgery Center	40,000	7.500	+	7/23/2021	39,917
					436,177
INSURANCE - 0.1%
Sedgwick CMS Holdings, Inc.	85,000	6.750	+	2/11/2022	84,203

MEDIA - 0.3%
Charter Communications Operations / CCO Safari LLC	305	4.250	+	8/12/2021	304
TWCC Holding Corp.	153,000	7.000	+	12/11/2020	144,011
					144,315
METALS & MINING - 0.4%
Arch Coal, Inc.	104,198	6.250	+	5/16/2018	78,068
Noranda Aluminum Acquisition	184,715	5.750	+	2/28/2019	172,632
					250,700
OIL & GAS - 0.6%
Chief Exploration and Development	77,000	7.500	+	5/16/2021	73,496
Drillships Financing Holding / Drillships Ocean Ventures, Inc.	64,512	5.500	+	7/25/2021	56,206
Fieldwood Energy	140,000	8.375	+	9/30/2020	109,682
Jonah Energy LLC	62,000	7.750	+	5/12/2021	57,660
Seadrill Ltd. - Seadrill Operating LP	75,238	4.000	+	2/12/2021	61,779
					358,823
PHARMACEUTICALS -0.1%
Amneal Pharmaceuticals	42,000	4.500		11/2/2019	42,263

PROFESSIONAL & BUSINESS SERVICES - 0.5%
CHG Companies - CHG Buyer Corp.	64,470	9.000	+	11/19/2020	65,276
Infinity Acquisition - US LLC 2	51,740	4.250	+	8/6/2021	51,856
Inventiv Health, Inc.	119,990	7.750	+	5/15/2018	120,390
NVA Holdings, Inc.	46,000	8.000	+	8/8/2022	46,288
					283,810
REAL ESTATE - 0.1%
Capital Automotive LP	31,564	5.500	+	3/28/2021	32,304

RETAIL - FOOD & DRUG - 0.4%
Albertsons, Inc.	76,000	4.500	+	8/11/2011	76,908
PetSmart	15,000	5.000	+	2/9/2022	15,203
Rite Aid Corp.	16,000	5.000	+	12/31/2021	16,210
Staples, Inc.	106,000	3.750	+	4/23/2021	106,504
					214,825
STEEL - 0.5%
FMG Resources	292,545	3.750	+	6/30/2019	264,908

UTILITIES - 0.0%
Atlantic Power LP	22,541	4.750	+	2/19/2021	22,681

TOTAL BANK LOANS - (Cost - $3,792,033)					3,671,112

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2015

				Maturity
Security	Shares	Dividend Rate		Date	Value
PREFERRED STOCK - 1.4%
BANKS - 1.4%
GMAC Capital Trust I	17,600	8.125	%+	2/15/2040	$462,528
Zions Bancorporation	10,800	6.950	+	9/15/2028	303,048
TOTAL PREFERRED STOCK - (Cost - $710,000)					765,576

SHORT-TERM INVESTMENT - 3.3%
MONEY MARKET FUND - 3.3%
Fidelity Institutional Money Market Funds - Government Portfolio
(Cost - $1,859,933)	1,859,933	0.010	+		1,859,933

TOTAL INVESTMENTS - 100.1% (Cost - $55,691,495) (c)					$56,519,835
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%					(56,528)
NET ASSETS - 100.0%					$56,463,307

ABS - Asset Backed Security
MBS - Mortgage Back Security
CMO - Collateralized Mortgage Obligation
REIT - Real Estate Investment Trust
Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates
+ Variable rate security. Interest rate is as of April 30, 2015.
* The value of this security has been determined in good faith under the policies of the Board of Trustees.
144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
(a) Step-Up Bond; the interest rate shown is the rate in effect as of April 30, 2015.
(b) Payment - in - Kind.

Portfolio Composition * - (Unaudited)
Corporate Notes & Bonds	55.41%	Short - Term Investments	3.29%
U.S. Government & Agencies Notes & Bonds	27.18%	Preferred	1.35%
Bank Loans	6.49%	Foreign Government	0.74%
Municipal	5.54%	Total	100.00%

* Based on total value of investments as of April 30, 2015.
Percentage may differ from Schedule of Investments which is based on Fund net assets

See accompanying notes to financial statements.

Dunham Monthly Distribution Fund
Message from the Sub-Adviser (Westchester Capital Management, LLC)

Compared to the beginning of the fiscal year, volatility began the most recent fiscal quarter at a higher level, but generally saw it dissipate as the first half of the fiscal year neared completion. The CBOE Volatility Index (“VIX”) stood at approximately 14 percent at the beginning of the fiscal year and ended the first fiscal quarter just below 21 percent. The volatility subsided through the majority of the most recent fiscal quarter, ending at 14.6 percent. As steep stock market declines often coincide with sharp increases in the VIX, the lower volatility levels generally resulted in fewer investors attempting to reduce risk and making indiscriminate sell decisions, as were more common in the previous fiscal quarter’s periods of heightened volatility. Therefore, as event-driven strategies, as measured by the Credit Suisse Event Driven Index, and market-neutral strategies, as measured by the IQ Hedge Market Neutral Beta Index, are not immune to negative marks-to-market, those declined 1.4 percent and 0.7 percent, respectively in the first fiscal quarter. However, during the most recent fiscal quarter event-driven and market neutral strategies rose 4.3 percent and 2.1 percent, respectively. Since the start of the fiscal year, event-driven and market neutral strategies both returned 2.8 percent.

During the six-month period ended April 30, 2015, merger arbitrage strategies, as measured by the Credit Suisse Merger Arbitrage Index, generally contributed positively to Fund performance, rising 2.3 percent. As many merger spreads had widened substantially during the more volatile months of the first fiscal quarter, many of those spreads contracted during the second fiscal quarter. For example, TRW Automotive Holdings (TRW) (holding percentage*: 5.20 percent), rose 1.8 percent during the most recent fiscal quarter as the deal with Germany-based auto parts and equipment company ZF Friedrichshafen AG progressed closer to the anticipated June 2015 closing date. The multi-year acquisition of Hudson City Bancorp Inc. (HCBK) (holding percentage*: 1.96 percent) by M&T Bank Corp. (MTB) (holding percentage*: 2.11 percent) also saw some contraction in the deal spread as HCBK rose 17.3 percent through the end of March while MTB rose 12.9 percent. However, April saw these spreads widen again as HCBK declined 11.3 percent and MTB declined 5.8 percent. Not all deals close and there were two large deals that terminated at the end of the most recent fiscal quarter. The stock-for-stock acquisition of Tokyo Electron Ltd. (TOELY) (holding percentage*: 1.20 percent) by fellow semiconductor equipment producer, Applied Materials Inc. (AMAT) (holding percentage*: 1.27 percent) was terminated due to U.S. antitrust concerns. The nearly $70 billion stock-for-stock acquisition of Time Warner Cable Inc. (TWC) (holding percentage*: 2.84 percent) by Comcast Corp. (CMCSA / CMCSK) (holding percentage*: 0.56 percent) was also terminated due to antitrust concerns just one week shy of the end of the fiscal quarter.

Special situations served as one of the strongest performers in the Fund during the first fiscal quarter, and continued to benefit the Fund on an absolute level during the most recent fiscal quarter. In addition, it served as the second-largest allocation during the six-month period. The Sub-Adviser generally implements risk-reversals, a risk-management technique using call and put options, on these positions in order to help keep the risk within bounds that the Sub-Adviser is comfortable with. Special situation event positions that were of note over the past six-month period included Hertz Global Holdings, Inc.’s (HTZ) (holding percentage*: 1.69 percent) spin-off of its equipment rental business; eBay Inc.’s (EBAY) (holding percentage*: 1.13 percent) spin-off of PayPal, Inc.; and Occidental Petroleum Corp. (OXY) (holding percentage*: 0.68 percent), spinning off its California exploration and production assets (California Resources Corp). Although many of these holdings aided Fund performance, some of those holdings detracted, such as Hertz Global Holdings, Inc., which declined 6.4 percent during the previous fiscal quarter. A significant portion of those particular losses were recovered in the most recent fiscal quarter as HTZ rose 1.6 percent. During the six-month period, buy/write strategies, as measured by the CBOE S&P 500 Buy/Write Index, rose 4.1 percent. The difference in utilizing a risk-reversal instead of a buy/write strategy is that it uses the majority of the proceeds of the written call to purchase protective put options. Therefore, in the declining periods of the most recent fiscal quarter the risk-reversal generally helped to reduce the downside (leaving less to be recovered).

The Sub-Adviser continued to maintain a small position in credit opportunities during the period. The strategy as a whole generally contributed to Fund performance as broad corporate bonds, as measured by the Bank of America Merrill Lynch Corporate Bond Master Index, rose 2.2 percent. This increase included the 1.0 percent decline that occurred in the second fiscal quarter. However, within the Fund, holdings such as the corporate bond issued by Pacnet Ltd. (BH5M0H6) (holding percentage*: 0.82 percent), a global telecommunications and internet services company, aided positive performance during the second fiscal quarter. The Pacnet Ltd. bond returned 5.8 percent during the second fiscal quarter, as the 9.0 percent coupon coupled with an increase in price boosted returns.

The Sub-Adviser continues to believe that companies and their boards are confident and their event driven activities are supported by low funding costs, the availability of leverage and, most importantly, corporate balance sheets are robust - all of which the Sub-Adviser believes will strongly support mergers and acquisitions and other strategic event activity going forward.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2015
	Six		Annualized	Annualized	Annualized Since
	Months	One Year	Three Years	Five Years	Inception (8/1/08)*
Class N	2.67%	3.11%	5.12%	5.71%	4.52%**
Class C	2.15%	2.07%	4.08%	4.66%	2.91%
Class A with load of 5.75%	(3.36)%	(3.07)%	2.81%	4.21%	2.82%
Class A without load	2.53%	2.84%	4.85%	5.45%	3.69%
IQ Hedge Market Neutral Beta Index	2.78%	2.23%	2.85%	2.35%	2.82%
Morningstar Multialternative Category	2.21%	3.24%	2.50%	2.25%	1.17%

*
Westchester Capital Management, Inc. was named Sub-Adviser to the Fund on August 1, 2008. Prior to August 1, 2008, the Fund was named Kelmoore Strategy Liberty Fund and was managed under a different adviser.

**	Class N commenced operations on September 29, 2008.
IQ Hedge Market Neutral Beta Index is a benchmark index designed to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral investment style. Investors cannot invest directly in an index or benchmark.
The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 2.72% for Class N, 3.72% for Class C and 2.97% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund
April 30, 2015

Security	Shares	Value
COMMON STOCK - 75.8%
AEROSPACE/DEFENSE - 1.3%
Exelis, Inc. #	161,012	$3,948,014

AGRICULTURE - 1.5%
Lorillard, Inc. ^	64,312	4,492,836

AIRLINES - 0.1%
AMR Corp. *	101,283	185,348

AUTO MANUFACTURERS - 0.8%
General Motors Co. ^ #	72,000	2,524,320

AUTO PARTS & EQUIPMENT - 4.9%
TRW Automotive Holdings Corp. * #	140,937	14,806,841

BANKS - 1.4%
Citigroup, Inc. ^ #	80,500	4,292,260

CHEMICALS - 6.8%
Dow Chemical Co. ^ #	94,600	4,824,600
Du Pont (El) De Nemours & Co. ^ #	73,500	5,380,200
Huntsman Corp. ^ #	5,132	118,293
Olin Corp. ^ #	22,700	670,331
Sigma-Aldrich Corp. #	44,000	6,112,480
W.R. Grace & Co. * ^ #	33,800	3,269,136
		20,375,040
COMMERCIAL SERVICES - 2.6%
Hertz Global Holdings, Inc. * ^ #	231,517	4,824,814
SFX Entertainment, Inc. * #	665,520	2,908,322
		7,733,136
COMPUTERS - 1.3%
Computer Sciences Corp. ^ #	60,400	3,892,780

COSMETICS/PERSONAL CARE - 0.8%
Procter & Gamble Co. ^	28,400	2,258,084

ENTERTAINMENT - 0.1%
International Game Technology *	9,281	188,960

FOREST PRODUCTS & PAPER - 2.5%
International Paper Co. ^ #	140,700	7,558,404

HEALTHCARE-PRODUCTS - 0.4%
Baxter International, Inc. ^ #	17,100	1,175,454

HOLDING COMPANIES - DIVERSIFIED - 0.8%
Hutchison Whampoa Ltd.	168,079	2,476,342

INSURANCE - 0.3%
American International Group, Inc. ^ #	18,600	1,046,994

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2015

Security	Shares	Value
INTERNET - 3.6%
EBay, Inc. * ^ #	55,300	$3,221,778
Equinix, Inc. ^ #	3,299	844,313
Orbitz Worldwide, Inc. * ^ #	99,700	1,168,484
Yahoo! Inc. * ^ #	132,600	5,644,119
		10,878,694
LEISURE TIME - 1.2%
Life Time Fitness, Inc. * ^ #	50,499	3,610,679

LODGING - 0.6%
MGM Resorts International * ^	83,000	1,755,450

MACHINERY-DIVERSIFIED - 1.4%
Manitowoc Co., Inc. ^ #	208,000	4,103,840

MEDIA - 9.1%
CBS Corp. ^ #	82,939	5,153,000
Comcast Corp.	9,488	548,027
DIRECTV * #	118,560	10,753,985
DISH Network Corp. - Class A * ^ #	86,353	5,842,644
Liberty Global PLC - Class C *	26,412	1,332,497
Sirius XM Radio, Inc. * ^ #	927,882	3,665,134
		27,295,287
METAL FABRICATE/HARDWARE - 0.3%
RTI International Metals, Inc. * #	13,196	496,829
Timken Co. ^ #	13,300	522,557
		1,019,386
MISCELLANEOUS MANUFACTURING - 2.8%
General Electric Co. ^ #	123,800	3,352,504
Polypore International, Inc. * #	83,667	4,899,540
		8,252,044
OIL & GAS - 2.7%
Anadarko Petroleum Corp. ^ #	9,600	903,360
BG Group PLC - ADR	39,000	711,360
BP PLC - ADR ^	35,900	1,549,444
Noble Corp PLC ^	44,841	776,198
Talisman Energy, Inc. #	515,553	4,108,957
		8,049,319
OIL & GAS SERVICES - 1.2%
Baker Hughes, Inc. #	37,508	2,567,798
Dresser-Rand Group, Inc. * #	13,280	1,097,858
		3,665,656
PACKAGING & CONTAINERS - 0.7%
MeadWestvaco Corp. #	17,104	834,675
Packaging Corp of America ^	17,100	1,183,149
		2,017,824
PHARMACEUTICALS - 9.8%
Catamaran Corp. *	149,193	8,854,605
Hospira, Inc. * #	107,551	9,388,127
Myaln NV *	16,400	1,185,064

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2015

Security	Shares	Value
PHARMACEUTICALS (Continued) - 9.8%
Omnicare, Inc. ^	10,400	$914,992
Pfizer, Inc. ^ #	124,764	4,233,243
Pharmacyclics, Inc. * #	13,249	3,394,394
Zoetis, Inc. ^ #	29,000	1,288,180
		29,258,605
REITS - 5.7%
Blackstone Mortgage Trust, Inc.	4,944	151,929
CYS Investments, Inc. #	9,500	84,740
Northstar Realty Finance Corp. ^ #	327,238	6,138,985
Starwood Property Trust, Inc. #	247,078	5,932,341
Starwood Waypoint Residential Trust #	22,008	566,486
Winthrop Realty Trust #	82,355	1,355,563
Ventas, Inc. ^	40,700	2,804,230
		17,034,274
RETAIL - 4.7%
Family Dollar Stores, Inc. #	111,867	8,741,287
McDonald’s Corp. ^ #	41,600	4,016,480
Staples, Inc. ^ #	76,400	1,246,847
		14,004,614
SAVING & LOANS - 2.2%
Beneficial Mutual Bancorp, Inc. *	77,000	893,200
Hudson City Bancorp, Inc. #	599,000	5,570,700
		6,463,900
SEMICONDUCTORS - 0.9%
Tokyo Electron Ltd. - ADR #	196,482	2,681,979

SOFTWARE - 2.7%
Advent Software, Inc. #	34,722	1,509,453
Informatica Corp. * #	6,168	296,496
Microsoft Corp. ^ #	129,800	6,313,471
		8,119,420
TELECOMMUNICATIONS - 0.6%
America Movil SAB de CV - ADR	55,700	1,163,573
Leap Wireless International, Inc. *	4,071	15,063
T-Mobile US, Inc. * ^	17,800	605,912
		1,784,548

TOTAL COMMON STOCK (Cost - $224,678,572)		226,950,332

RIGHTS - 0.0%
Safeway Casa Ley CVR - Non Tradable * #	90,955	43,204
Safeway PDC, LLC CVR- Non Tradable * #	90,955	4,548
TOTAL RIGHTS (Cost - $91,952)		47,752

CLOSED-END FUNDS - 0.6%
Invesco Senior Income Trust #	240,801	1,134,173
Western Asset High Income Opportunity	106,644	574,811
TOTAL CLOSED-END FUNDS (Cost - $1,899,511)		1,708,984

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2015

		Dividend
Security	Shares	Rate	Value
PREFERRED STOCK - 5.7%
BANKS - 0.8%
Regions Financial Corp.	91,502	6.3750%	$2,397,352

DIVERSIFIED FINANCIAL SERVICES - 1.6%
Kinder Morgan GP, Inc. - 144A #	2,000	4.1537	1,877,625
SLM Corp. #	13,239	1.9706	800,960
SLM Corp. #	45,886	6.9700	2,262,180
			4,940,765
ELECTRIC - 0.1%
SCE Trust I #	6,239	5.6250	157,473

REITS - 3.2%
Equity CommonWealth #	150,000	7.2500	3,790,500
Northstar Realty Finance Corp. #	149,625	8.7500	3,969,551
Wheeler Real Estate Investment *	1,724	0.0000	1,724,000
			9,484,051

TOTAL PREFERRED STOCK (Cost - $16,717,284)			16,979,641

	Principal	Interest		Maturity
	Amount	Rate		Date
BONDS & NOTES - 10.8%
AUTO PARTS & EQUIPMENT - 1.5%
IDQ Holdings, Inc. - 144A	$4,301,000	11.5000%		4/1/2017	4,602,070

BANKS - 1.2%
JPMorgan Chase & Co. #	3,500,000	6.1000	+	Perpetual	3,618,125

ELECTRIC - 2.0%
Energy Future - 144A ***	2,894,076	11.7500		3/1/2022	3,372,006
Energy Future Intermediate Holding Co. LLC	2,526,182	4.2500	+	6/19/2016	2,551,444
					5,923,450
ENTERTAINMENT - 0.7%
Ameristar Casinos, Inc.	1,934,000	7.5000		4/15/2021	2,054,875

FOOD - 1.0%
US Foods, Inc. #	2,887,000	8.5000		6/30/2019	3,049,394

INTERNET - 0.8%
Pacnet Ltd.	2,047,000	9.0000		4/15/2021	2,337,673

MACHINERY - DIVERSIFIED - 1.4%
Manitowoc Co., Inc. #	3,960,000	5.8750		4/15/2021	4,286,700

MUNICIPAL - 0.8%
Louisiana Public Facilities Authority	2,391,000	9.7500		9/1/2018	2,390,020

OIL & GAS SERVICES - 0.1%
Dresser-Rand Group, Inc. #	400,000	6.5000		5/1/2021	426,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
PIPELINES - 0.9%
Hiland Partners LP - 144A #	$2,585,000	7.2500%	10/1/2020	$2,817,650

SEMICONDUCTORS - 0.4%
Freescale Seminconductor, Inc.	1,174,000	10.7500	8/1/2020	1,267,920

TOTAL BONDS & NOTES (Cost - $32,566,095)				32,773,877

PURCHASED PUT OPTIONS - 0.4%	Contracts**	Value
American Movil, Expiration August 2015, Exercise Price $19.00	488	21,960
American International Group, Expiration May 2015, Exercise Price $47.00	24	108
American International Group, Expiration May 2015, Exercise Price $50.00	1,106	6,636
American International Group, Expiration May 2015, Exercise Price $52.50	391	5,474
Anadarko Petroleum Corp., Expiration May 2015, Exercise Price $70.00	492	984
Anadarko Petroleum Corp., Expiration May 2015, Exercise Price $80.00	246	36,408
Baxter International, Inc., Expiration May 2015, Exercise Price $62.50	57	228
Baxter International, Inc., Expiration June 2015, Exercise Price $62.50	81	3,483
Bayer AG, Expiration June 2015, Exercise Price $125.00	84	13,668
Bayer AG, Expiration June 2015, Exercise Price $120.00	29	8,559
Bayer AG, Expiration July 2015, Exercise Price $115.00	42	10,878
BP PLC, Expiration July 2015, Exercise Price $34.00	323	3,876
CBS Corp., Expiration June 2015, Exercise Price $50.00	335	5,695
CBS Corp., Expiration June 2015, Exercise Price $52.50	289	9,682
CBS Corp., Expiration June 2015, Exercise Price $55.00	43	2,688
Citigroup, Inc., Expiration May 2015, Exercise Price $47.00	322	644
Citigroup, Inc., Expiration June 2015, Exercise Price $50.00	302	12,684
Computer Sciences Corp., Expiration June 2015, Exercise Price $50.00	72	2,160
Computer Sciences Corp., Expiration June 2015, Exercise Price $60.00	400	58,000
DISH Network Corp., Expiration June 2015, Exercise Price $60.00	603	43,717
DISH Network Corp., Expiration June 2015, Exercise Price $62.50	63	6,930
DOW Chemical Co., Expiration June 2015, Exercise Price $40.00	353	1,765
DOW Chemical Co., Expiration June 2015, Exercise Price $41.00	484	3,872
DOW Chemical Co., Expiration June 2015, Exercise Price $42.00	343	3,430
Du Pont (EI) De Nemours & Co., Expiration May 2015, Exercise Price $65.00	55	852
Du Pont (EI) De Nemours & Co., Expiration June 2015, Exercise Price $67.50	128	1,280
Du Pont (EI) De Nemours & Co., Expiration July 2015, Exercise Price $62.50	37	1,350
Du Pont (EI) De Nemours & Co., Expiration July 2015, Exercise Price $65.00	398	19,502
EBay, Inc., Expiration May 2015, Exercise Price $52.50	126	504
EBay, Inc., Expiration July 2015, Exercise Price $50.00	385	10,203
Equinix, Inc., Expiration June 2015, Exercise Price $190	23	1,725
General Electric Co., Expiration July 2015, Exercise Price $25.00	648	16,200
General Motors Co., Expiration June 2015, Exercise Price $31.00	426	6,816
General Motors Co., Expiration June 2015, Exercise Price $32.00	561	16,269
General Motors Co., Expiration June 2015, Exercise Price $33.00	299	14,352
Hertz Global Holdings Inc., Expiration June 2015, Exercise Price $16.00	623	6,230
Hertz Global Holdings Inc., Expiration June 2015, Exercise Price $18.00	180	4,050
Hertz Global Holdings Inc., Expiration June 2015, Exercise Price $19.00	989	34,615
Huntsman Corp., Expiration May 2015, Exercise Price $18.00	318	1,590
Huntsman Corp., Expiration May 2015, Exercise Price $19.00	386	1,158
Huntsman Corp., Expiration May 2015, Exercise Price $20.00	1,251	5,004
International Paper Co., Expiration July 2015, Exercise Price $45.00	603	19,598
International Paper Co., Expiration July 2015, Exercise Price $50.00	564	54,144
Life Time Fitness, Inc., Expiration May 2015, Exercise Price $50.00	164	820
Manitowoc Co., Inc., Expiration June 2015, Exercise Price $16.00	745	7,450

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2015

Security	Contracts**	Value
PURCHASED PUT OPTIONS (Continued) - 0.4%
Manitowoc Co., Inc., Expiration June 2015, Exercise Price $17.00	642	$9,630
Manitowoc Co., Inc., Expiration June 2015, Exercise Price $18.00	219	7,665
McDonald’s Corp., Expiration May 2015, Exercise Price $80.00	236	708
McDonald’s Corp., Expiration June 2015, Exercise Price $87.50	91	6,370
MGM Resorts International, Expiration July 2015, Exercise Price $18.00	664	18,592
Microsoft Corp., Expiration July 2015, Exercise Price $36.00	973	3,406
Mylan NV, Expiration May 2015, Exercise Price $55.00	69	207
Mylan NV, Expiration June 2015, Exercise Price $67.50	86	24,080
Noble Corp., Expiration June 2015, Exercise Price $11.00	448	3,136
Northstar Realty Finance Corp., Expiration June 2015, Exercise Price $15.00	243	6,075
Northstar Realty Finance Corp., Expiration June 2015, Exercise Price $16.00	426	7,455
Northstar Realty Finance Corp., Expiration June 2015, Exercise Price $17.00	1,363	27,260
Northstar Realty Finance Corp., Expiration September 2015, Exercise Price $16.00	483	21,735
Occidental Petroleum Corp., Expiration May 2015, Exercise Price $72.50	146	1,898
Olin Corp., Expiration May 2015, Exercise Price $25.00	227	3,405
Omnicare, Inc., Expiration June 2015, Exercise Price $70.00	46	2,760
Omnicare, Inc., Expiration June 2015, Exercise Price $75.00	26	1,820
Packaging Corp of America, Expiration July 2015, Exercise Price $60.00	45	3,262
Packaging Corp of America, Expiration July 2015, Exercise Price $65.00	77	13,090
Pfizer, Inc., Expiration June 2015, Exercise Price $31.00	261	4,437
Proctoer & Gamble Co., Expiration May 2015, Exercise Price $77.50	181	5,430
Proctoer & Gamble Co., Expiration July 2015, Exercise Price $75.00	64	3,840
SPDR S&P 500 ETF Trust, Expiration May 2015, Exercise Price $210.00	266	101,080
SPDR S&P 500 ETF Trust, Expiration June 2015, Exercise Price $180.00	529	25,392
SPDR S&P 500 ETF Trust, Expiration June 2015, Exercise Price $205.00	541	203,416
SPDR S&P 500 ETF Trust, Expiration June 2015, Exercise Price $210.00	183	105,774
Staples, Inc., Expiration June 2015, Exercise Price $12.00	687	3,435
Timken Co., Expiration June 2015, Exercise Price $35.00	133	2,328
T-Mobile US, Inc., Expiration May 2015, Exercise Price $25.00	915	15,555
T-Mobile US, Inc., Expiration May 2015, Exercise Price $28.00	143	2,002
Ventas, Inc., Expiration May 2015, Exercise Price $70.00	330	52,140
Vivendi SA., Expiration June 2015, Exercise Price $18.00	445	499
W.R. Grace & Co., Expiration June 2015, Exercise Price $85.00	187	5,610
W.R. Grace & Co., Expiration June 2015, Exercise Price $87.50	94	3,760
Yahoo! Inc., Expiration June 2015, Exercise Price $37.00	187	3,179
Yahoo! Inc., Expiration July 2015, Exercise Price $37.00	96	3,504
Yahoo! Inc., Expiration July 2015, Exercise Price $40.00	79	8,374
Yahoo! Inc., Expiration July 2015, Exercise Price $41.00	626	84,510
Yahoo! Inc., Expiration July 2015, Exercise Price $42.00	97	17,557
Zoetis, Inc., Expiration July 2015, Exercise Price $39.00	55	2,750
Zoetis, Inc., Expiration July 2015, Exercise Price $40.00	26	1,690
Zoetis, Inc., Expiration July 2015, Exercise Price $41.00	167	15,530
TOTAL PURCHASED PUT OPTIONS (Cost - $2,441,827)		1,321,587

SHORT-TERM INVESTMENT - 14.9%		Interest
MONEY MARKET FUND - 14.9%	Shares	Rate
First American Government Obligations Fund	44,557,704	0.01+	%	44,557,704
TOTAL SHORT-TERM INVESTMENT (Cost - $44,557,704)

TOTAL INVESTMENTS - 108.2% (Cost - $322,952,945)				$324,339,877
LIABILITIES IN EXCESS OF OTHER ASSETS - (8.2)%				(24,613,737)
NET ASSETS - 100.0%				$299,726,140

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2015

* Non-Income producing security.
** Each Purchased Option contract allows the Fund to sell 100 shares of the underlying security at the exercise price.
*** Issuer in default on interest payments, non-interest producing security.
REITS - Real Estate Investment Trusts
ADR- American Depositary Receipt.
Perpetual- Perpetual bonds are fixed income instruments without defined maturity dates
+ Variable rate security. Interest rate is as of April 30, 2015.
^ Subject to call option written.
++ Each Written Call/Put Option contract allows the holder to purchase/sell 100 shares of the underlying security from/to the Fund at the stated exercise price.
# All or a portion of the security is segregated as collateral for securities sold short and/or options purchased/written at April 30, 2015. Total collateral had a value of $200,034,721 at April 30, 2015.
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Security	Contracts ++	Value
WRITTEN CALL OPTIONS - (1.7)%
American Movil, Expiration August 2015, Exercise Price $21.00	557	$64,055
American International Group, Expiration May 2015, Exercise Price $52.50	49	19,110
American International Group, Expiration May 2015, Exercise Price $55.00	1,615	284,240
American International Group, Expiration August 2015, Exercise Price $55.00	49	15,190
American International Group, Expiration August 2015, Exercise Price $57.50	37	6,586
Anadarko Petroleum Corp., Expiration May 2015, Exercise Price $80.00	308	454,300
Anadarko Petroleum Corp., Expiration January 2015, Exercise Price $90.00	308	255,640
Baxter International, Inc., Expiration May 2015, Exercise Price $67.50	64	11,840
Baxter International, Inc., Expiration June 2015, Exercise Price $70.00	107	11,342
Bayer AG, Expiration May 2015, Exercise Price $130.00	58	20,242
Bayer AG, Expiration May 2015, Exercise Price $135.00	105	13,668
Bayer AG, Expiration June 2015, Exercise Price $130.00	41	21,947
Bayer AG, Expiration July 2015, Exercise Price $125	42	39,697
BP PLC, Expiration July 2015, Exercise Price $39.00	359	161,550
CBS Corp., Expiration June 2015, Exercise Price $57.50	419	235,688
CBS Corp., Expiration June 2015, Exercise Price $60.00	410	158,875
Citigroup, Inc., Expiration May 2015, Exercise Price $52.50	403	49,166
Citigroup, Inc., Expiration June 2015, Exercise Price $52.50	402	72,360
Computer Sciences Corp., Expiration June 2015, Exercise Price $60.00	90	52,200
Computer Sciences Corp., Expiration June 2015, Exercise Price $65.00	514	131,070
DISH Network Corp., Expiration June 2015, Exercise Price $67.50	823	271,590
DISH Network Corp., Expiration June 2015, Exercise Price $70.00	40	9,400
DOW Chemical Co., Expiration June 2015, Exercise Price $45.00	535	357,380
DOW Chemical Co., Expiration June 2015, Exercise Price $46.00	606	345,420
DOW Chemical Co., Expiration June 2015, Exercise Price $48.00	428	151,512
Du Pont (EI) De Nemours & Co., Expiration May 2015, Exercise Price $70.00	68	23,800
Du Pont (EI) De Nemours & Co., Expiration May 2015, Exercise Price $72.50	184	27,784
Du Pont (EI) De Nemours & Co., Expiration July 2015, Exercise Price $70.00	41	17,220
Du Pont (EI) De Nemours & Co., Expiration July 2015, Exercise Price $72.50	442	110,942
EBay, Inc., Expiration May 2015, Exercise Price $57.50	126	16,254
EBay, Inc., Expiration July 2015, Exercise Price $55.00	427	200,690
Equinix, Inc., Expiration June 2015, Exercise Price $210.00	33	158,730
General Electric Co., Expiration July 2015, Exercise Price $27.00	1,238	103,992
General Motors Co., Expiration June 2015, Exercise Price $35.00	181	18,462
General Motors Co., Expiration June 2015, Exercise Price $36.00	1,879	112,740

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2015

Security	Contracts ++	Value
WRITTEN CALL OPTIONS (Continued) - (1.7)%
General Motors Co., Expiration June 2015, Exercise Price $37.00	472	$16,048
Haliburton Co., Expiration July 2015, Exercise Price $42.50	49	36,260
Hertz Global Holdings, Inc., Expiration June 2015, Exercise Price $19.00	555	123,765
Hertz Global Holdings, Inc., Expiration June 2015, Exercise Price $21.00	200	20,000
Hertz Global Holdings, Inc., Expiration June 2015, Exercise Price $22.00	1,560	98,280
Huntsman Corp., Expiration May 2015, Exercise Price $21.00	398	86,565
Huntsman Corp., Expiration May 2015, Exercise Price $22.00	284	32,376
Huntsman Corp., Expiration May 2015, Exercise Price $23.00	297	13,365
Huntsman Corp., Expiration May 2015, Exercise Price $24.00	1,498	20,972
International Paper Co., Expiration July 2015, Exercise Price $52.50	703	189,810
International Paper Co., Expiration July 2015, Exercise Price $55.00	704	87,296
Life Time Fitness, Inc., Expiration May 2015, Exercise Price $55.00	204	336,600
Lorillard, Inc., Expiration June 2015, Exercise Price $60.00	265	267,650
Manitowoc Co. Inc., Expiration June 2015, Exercise Price $18.00	303	65,145
Manitowoc Co. Inc., Expiration June 2015, Exercise Price $19.00	594	65,340
Manitowoc Co. Inc., Expiration June 2015, Exercise Price $20.00	1,183	100,555
McDonald’s Corp., Expiration May 2015, Exercise Price $92.50	295	159,300
McDonald’s Corp., Expiration June 2015, Exercise Price $95.00	121	47,432
MGM Resorts International, Expiration June 2015, Exercise Price $20.00	830	158,530
Microsoft Corp., Expiration July 2015, Exercise Price $41.00	1,298	1,064,360
Mylan NV, Expiration May 2015, Exercise Price $60.00	86	108,360
Mylan NV, Expiration June 2015, Exercise Price $72.50	78	39,000
Noble Corp., Expiration June 2015, Exercise Price $14.00	448	152,320
Northstar Realty Finance Corp., Expiration June 2015, Exercise Price $17.00	324	71,928
Northstar Realty Finance Corp., Expiration June 2015, Exercise Price $18.00	790	75,050
Northstar Realty Finance Corp., Expiration June 2015, Exercise Price $19.00	1,515	68,175
Northstar Realty Finance Corp., Expiration September 2015, Exercise Price $18.00	643	83,590
Occidental Petroleum Corp., Expiration May 2015, Exercise Price $77.50	244	79,788
Olin Corp., Expiration May 2015, Exercise Price $30.00	227	7,945
Omnicare, Inc., Expiration June 2015, Exercise Price $80.00	104	96,720
Orbitz Worldwide, Inc., Expiration August 2015, Exercise Price $12.00	997	12,463
Packaging Corp of America, Expiration July 2015, Exercise Price $67.50	56	21,952
Packaging Corp of America, Expiration July 2015, Exercise Price $75.00	115	9,775
Pfizer, Inc., Expiration May 2015, Exercise Price $34.00	206	7,416
Pfizer, Inc., Expiration June 2015, Exercise Price $34.00	1,041	70,788
Proctor & Gamble Co., Expiration May 2015, Exercise Price $82.50	213	1,278
Proctor & Gamble Co., Expiration July 2015, Exercise Price $82.50	71	4,757
Rock-Tenn Co., Expiration July 2015, Exercise Price $60.00	35	17,500
Royal Dutch Shell PLC, Expiration July 2015, Exercise Price $1950.00	15	35,247
Sirius XM Holdings, Inc., Expiration May 2015, Exercise Price $4.00	3,275	16,375
Sirius XM Holdings, Inc., Expiration June 2015, Exercise Price $3.50	3,176	155,624
Sirius XM Holdings, Inc., Expiration June 2015, Exercise Price $4.00	1,069	10,690
Staples, Inc., Expiration June 2015, Exercise Price $15.00	764	126,060
Time Warner Cable, Inc., Expiration June 2015, Exercise Price $145.00	45	58,500
Time Warner Cable, Inc., Expiration July 2015, Exercise Price $145.00	335	479,050
Time Warner Cable, Inc., Expiration July 2015, Exercise Price $150.00	33	34,320
Timken Co., Expiration June 2015, Exercise Price $40.00	133	10,307
T-Mobile US, Inc., Expiration May 2015, Exercise Price $28.00	456	286,140
T-Mobile US, Inc., Expiration May 2015, Exercise Price $29.00	419	213,690

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2015

Security	Contracts ++	Value
WRITTEN CALL OPTIONS (Continued) - (1.7)%
T-Mobile US, Inc., Expiration May 2015, Exercise Price $30.00	102	$42,840
T-Mobile US, Inc., Expiration May 2015, Exercise Price $31.00	219	70,080
Ventas, Inc., Expiration May 2015, Exercise Price $75.00	407	2,035
Vodafone Group PLC, Expiration May 2015, Exercise Price $34.00	349	50,954
Vodafone Group PLC, Expiration July 2015, Exercise Price $34.00	39	7,332
W.R. Grace & Co., Expiration June 2015, Exercise Price $95.00	233	89,705
W.R. Grace & Co., Expiration June 2015, Exercise Price $97.50	105	25,725
Yahoo! Inc., Expiration June 2015, Exercise Price $41.00	234	57,564
Yahoo! Inc., Expiration July 2015, Exercise Price $41.00	137	43,840
Yahoo! Inc., Expiration July 2015, Exercise Price $44.00	98	13,524
Yahoo! Inc., Expiration July 2015, Exercise Price $45.00	736	77,280
Yahoo! Inc., Expiration July 2015, Exercise Price $46.00	121	9,075
Zoetis, Inc., Expiration July 2015, Exercise Price $44.00	65	17,875
Zoetis, Inc., Expiration July 2015, Exercise Price $45.00	128	30,207
Zoetis, Inc., Expiration July 2015, Exercise Price $46.00	97	18,430
WRITTEN CALL OPTIONS - (Premiums Received - $10,408,865)		9,905,605

WRITTEN PUT OPTIONS - (0.0)%
SPDR S&P 500 ETF Trust, Expiration May 2015, Exercise Price $205.00	275	55,550
SPDR S&P 500 ETF Trust, Expiration June 2015, Exercise Price $190.00	521	57,831
SPDR S&P 500 ETF Trust, Expiration June 2015, Exercise Price $195.00	278	46,704
SPDR S&P 500 ETF Trust, Expiration June 2015, Exercise Price $200.00	270	69,120
SPDR S&P 500 ETF Trust, Expiration June 2015, Exercise Price $204.00	183	64,050
Vivendi SA., Expiration June 2015, Exercise Price $22.00	1,299	74,345
TOTAL WRITTEN PUT OPTIONS - (Premiums Received - $435,080)		367,600

	Shares
SECURITIES SOLD SHORT * - (9.4)%
AbbVie, Inc.	9,341	603,990
Alcoa, Inc.	37,366	501,452
American Airlines Group, Inc.	5,300	255,911
Applied Materials, Inc.	142,365	2,817,403
AT&T, Inc.	204,759	7,092,852
CK Hutchison Holdings LTD	114,789	2,495,348
Comcast Corp.	6,594	380,869
Comcast Corp. - Class A	19,706	1,134,869
Dollar Tree, Inc.	26,324	2,011,417
Halliburton Co.	37,081	1,815,115
Harris Corp.	16,502	1,324,120
Liberty Global PLC	26,389	1,375,922
M&T Bank Corp.	50,255	6,014,016
Reynolds American, Inc.	10,998	806,153
Royal Dutch Shell PLC - ADR	8,687	561,093
T-Mobile US, Inc.	2,556	87,006
Vodafone Group PLC - ADR	7,700	271,040
XL Group PLC	27,358	1,014,435
TOTAL SECURITIES SOLD SHORT - (Proceeds - $27,906,117)		30,563,011

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2015

Unrealized
Appreciation/
LONG EQUITY SWAP CONTRACTS - 0.8%	(Depreciation)
American International Group Equity Swap, JP Morgan - April 14, 2016	$(2,434)
to receive total return of American International Group less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $9,039,555)

Andarko Petroleum Corp. Equity Swap, JP Morgan - December 16, 2015	977,290
to receive total return of Andarko Petroleum Corp. less USD- 3 Month LIBOR plus 1.03%
(NOTIONAL AMOUNT $3,913,000)

Apollo Residential Mortgage Equity Swap, JP Morgan - May 16, 2015	(3,781)
to receive total return of Apollo Residential Mortgage less USD- 3 Month LIBOR plus 0.66%
(NOTIONAL AMOUNT $169,411)

Apollo Residential Mortgage Equity Swap, JP Morgan - May 19, 2015	2,724
to receive total return of Apollo Residential Mortgage less USD- 3 Month LIBOR plus 0.66%
(NOTIONAL AMOUNT $1,329,434)

Apollo Residential Mortgage Equity Swap, JP Morgan - April 27, 2016	(5,900)
to receive total return of Apollo Residential Mortgage less USD- 3 Month LIBOR plus 0.66%
(NOTIONAL AMOUNT $522,792)

Bayer AG Equity Swap, JP Morgan - September 19, 2015	62,596
to receive total return of Bayer AG less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $3,497,968)

BG Group PLC Equity Swap, JP Morgan - December 24, 2015	127,862
to receive total return of BG Group PLC less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $3,172,529)

Blackstone Senior Floating Rate Term Fund Equity Swap, JP Morgan - December 24, 2015	15,034
to receive total return of Blackstone Senior Floating Rate Term Fund less USD- 3 Month LIBOR plus 1.03%
(NOTIONAL AMOUNT $306,175)

Catlin Group LTD Equity Swap, JP Morgan - October 6, 2015	80,472
to receive total return of Caitlin Group LTD less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $2,207,884)

CSR PLC Equity Swap, JP Morgan - October 20, 2015	63,307
to receive total return of CSR PLC less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $2,754,670)

CYS Investments, Inc. Equity Swap, JP Morgan - May 6, 2015	82,694
to receive total return of CYS Investments, Inc. less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $2,345,278)

DIRECTV Equity Swap, JP Morgan - October 7, 2015	295,669
to receive total return of DIRECTV less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $7,500,035)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2015

Unrealized
Appreciation/
LONG EQUITY SWAP CONTRACTS (Continued) - 0.8%	(Depreciation)
Dow Chemical Co. Equity Swap, JP Morgan - February 6, 2016	$253,881
to receive total return of Dow Chemical Co less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $2,921,247)

Dresser-Rand Group, Inc. Equity Swap, JP Morgan - October 16, 2015	2,090
to receive total return of Dresser-Rand Group, Inc. less USD- 3 Month LIBOR plus 1.03%
(NOTIONAL AMOUNT $45,907)

Eaton Vance Floating Rate, Inc. Equity Swap, JP Morgan - January 4, 2016	275,341
to receive total return of Eaton Vance Floating Rate, Inc. less USD- 3 Month LIBOR plus 1.03%
(NOTIONAL AMOUNT $3,301,149)

E. ON SE Equity Swap, JP Morgan - December 16, 2015	(16,801)
to receive total return of E. ON SE Floating Rate, Inc. less USD- 3 Month LIBOR plus 1.03%
(NOTIONAL AMOUNT $235,423)

Equity Commonwealth Equity Swap, JP Morgan - March 16, 2016	(54,555)
to receive total return of Equity Commonwealth less USD- 3 Month LIBOR plus 1.03%
(NOTIONAL AMOUNT $2,275,461)

First Trust Four Corners Senior Floating Rate Equity Swap, JP Morgan - January 4, 2016	79,100
to receive total return of First Trust Four Corners Senior Floating Rate less USD- 3 Month LIBOR plus 1.03%
(NOTIONAL AMOUNT $1,104,335)

First Trust MLP & Energy Income Fund Equity Swap, JP Morgan - December 31, 2015	(3,518)
to receive total return of First Trust MLP & Energy Income Fund less USD- 3 Month LIBOR plus 1.03%
(NOTIONAL AMOUNT $188,514)

General Motors Co. Equity Swap, JP Morgan - December 11, 2015	403,279
to receive total return of General Motors Co. less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $5,945,172)

Huntsman Corp. Equity Swap, JP Morgan - April 14, 2016	201,283
to receive total return of Huntsman Corp. less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $5,640,420)

Jazztel PLC Equity Swap, JP Morgan - October 16, 2015	(105,370)
to receive total return of Jazztel PLC less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $4,869,478)

Nuveen Energy MLP Total Return Fund Equity Swap, JP Morgan - January 15, 2016	(39,568)
to receive total return of Nuveen Energy MLP Total Return Fund less USD- 3 Month LIBOR plus 1.03%
(NOTIONAL AMOUNT $1,265,249)

Occidental Petroleum Corp. Equity Swap, JP Morgan - December 1, 2015	(118,471)
to receive total return of Occidental Petroleum Corp. less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $2,063,447)

Pirelli & Co. Equity Swap, JP Morgan - April 17, 2016	22,686
to receive total return of Pirelli & Co. less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $448,166)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2015

Unrealized
Appreciation/
LONG EQUITY SWAP CONTRACTS (Continued) - 0.8%	(Depreciation)
Pace PLC Equity Swap, JP Morgan - April 28, 2016	$(25,721)
to receive total return of Pace PLC less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $1,607,437)

SAI Global LTD Equity Swap, JP Morgan - June 3, 2015	(164,491)
to receive total return of SAI Global LTD less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $482,489)

Sirius XM Radio, Inc. Equity Swap, JP Morgan - January 9, 2016	7,283
to receive total return of Sirius XM Radio, Inc. less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $40,833)

T-Mobile US, Inc. Equity Swap, JP Morgan - May 1, 2015	5,618
to receive total return of T-Mobile US, Inc. less USD- 3 Month LIBOR plus 0.00%
(NOTIONAL AMOUNT $7,107,635)

Toll Holdings LTD Equity Swap, JP Morgan - March 12, 2016	96,150
to receive total return of Toll Holdings LTD less USD- 3 Month LIBOR plus 0.00%
(NOTIONAL AMOUNT $1,938,098)

Time Warner Cable, Inc. Equity Swap, JP Morgan - March 17, 2016	(58,705)
to receive total return of Time Warner Cable, Inc. less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $7,464,673)

Vivendi Equity Swap, JP Morgan - February 24, 2016	56
to receive total return of Vivendi less USD- 3 Month LIBOR plus 0.63%
(NOTIONAL AMOUNT $698)

Vodafone Group PLC Equity Swap, JP Morgan - February 24, 2016	(2,148)
to receive total return of Vodafone Group PLC less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $1,637,941)

Voya Prime Rate Equity Swap, JP Morgan - February 24, 2016	62,777
to receive total return of Voya Prime Rate less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $1,133,951)

TOTAL LONG EQUITY SWAP CONTRACTS	2,515,729

SHORT EQUITY SWAP CONTRACTS- (0.1)%
Arris Group, Inc. Equity Swap, JP Morgan - April 29, 2016	38,156
to pay total return of Arris Group, Inc. less USD- 3 Month LIBOR plus 0.12%
(NOTIONAL AMOUNT $1,254,017)

AT&T, Inc. Equity Swap, JP Morgan - January 16, 2016	(43,647)
to pay total return of AT&T, Inc. less USD- 3 Month LIBOR plus 0.37%
(NOTIONAL AMOUNT $1,365,705)

Holcim LTD Equity Swap, JP Morgan - February 26, 2016	274
to pay total return of Holcim LTD less USD- 3 Month LIBOR plus 0.37%
(NOTIONAL AMOUNT $3,233)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2015

Unrealized
Appreciation/
SHORT EQUITY SWAP CONTRACTS (Continued) - (0.1)%	(Depreciation)
International Game Techology Equity Swap, JP Morgan - April 10, 2016	37,136
to pay total return of International Game Technology less USD- 3 Month LIBOR plus 0.37%
(NOTIONAL AMOUNT $226,020)

Royal Dutch Shell PLC Equity Swap, JP Morgan - April 10, 2016	(85,728)
to pay total return of Royal Dutch Shell PLC less USD- 3 Month LIBOR plus 0.37%
(NOTIONAL AMOUNT $2,029,751)

TOTAL SHORT EQUITY SWAP CONTRACTS	(53,809)

TOTAL EQUITY SWAP CONTRACTS	$2,461,920

Portfolio Composition * - (Unaudited)
Financial	15.78%	Technology	4.94%
Consumer, Non-cyclical	14.86%	Energy	4.63%
Consumer, Cyclical	13.55%	Utilities	1.88%
Communications	13.10%	Government	0.74%
Basic Materials	8.65%	Diversified	0.77%
Industrial	7.31%	Short-Term Investment	13.79%
		Total	100.00%

* Based on total value of investments as of April 30, 2015.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Floating Rate Bond Fund
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Interest rates saw significant fluctuations during the first half of the fiscal year. While interest rates generally declined in the first fiscal quarter, they generally increased through the second fiscal quarter The yield on 10-year Treasuries began the fiscal year at 2.33 percent, ended the first fiscal quarter at 1.68 percent, then finished the six-month period at 2.04 percent. While the fall in rates generally coincided with diminishing interest in bank loans, especially from retail investors, the more recent rise in rates did allow for some support to return to the bank loan market. Institutional investors have generally continued to increase their bank loan positions, offsetting most of the impact of the negative retail flows in the previous fiscal quarters. The London Interbank Offered Rate (“LIBOR”) fluctuated similarly to Treasury yields during the six-month period, but ended the period slightly higher. Three-month LIBOR began the fiscal year at 0.23 percent, ended the first fiscal quarter at 0.25 percent, and finished the six-month period at 0.28 percent. Bank loans, as measured by the S&P / LSTA Leveraged Loan Index, increased 2.3 percent during the six-month period, falling 0.4 percent during the first fiscal quarter and then rising 2.7 percent in the second fiscal quarter.

While bank loans on average have traditionally traded close to par, those prices had fallen to approximately $96 on average during the first three months of the fiscal year, before seeing some recovery during the second fiscal quarter. Therefore, the Sub-Adviser believes this makes bank loans in general an even more attractive opportunity. With price levels trading between 1.0 percent and 2.0 percent (or more) below recent historical averages, the Sub-Adviser is optimistic about the asset class’ potential as interest rates rise and investor sentiment towards the loan space allows the prices to rebound to historical averages. Many of the drivers of positive performance within the Fund were holdings that had a price of $90 or lower at the start of the most recent fiscal quarter. These included some energy-related bank loans such as Fieldwood Energy LLC (BL1112129) (holding percentage*: 0.20 percent) and Templar Energy LLC (BL1163635) (holding percentage*: 0.19 percent). Both of these securities experienced significant declines during the first fiscal quarter when many energy-related securities were significantly impacted as investors fled from anything that had a relationship with falling oil prices. These bank loans issued by Fieldwood Energy LLC and Templar Energy LLC appreciated 29.3 percent and 25.2 percent, respectively during the most recent fiscal quarter.

The yields on bank loans, as measured by the S&P / LSTA Leveraged Loan 100 Index, continued to fluctuate opposite to broader Treasury yield movements during the first half of the fiscal year. Bank loans in general began the fiscal year with a yield-to-maturity of 4.8 percent, approximately 1.4 percent less than their traditional high-yield bond counterparts, as measured by the BofA Merrill Lynch High-Yield Bond Cash Pay Index. Bank loans outperformed traditional high-yield bonds over the six-month period by 0.8 percent, outperforming in the first fiscal quarter by 1.1 percent, but then underperforming traditional high-yield bonds in the second fiscal quarter by 0.3 percent. This performance differential during the six-month period generally increased the yield gap between the bank loans and traditional high-yield bonds. At the end of the six-month period, the yields on bank loans stood at 4.8 percent and traditional high-yield bonds ended at 6.3 percent. The Fund held approximately 7 percent of its assets in traditional high-yield bonds, which generally aided relative performance during the period.

The Sub-Adviser has continued to hold positions in both the traditional bond and the bank loan for the same issuer. For example, the Fund currently holds the traditional bond (184502BT8) (holding percentage*: 0.08 percent) of Clear Channel Communications, Inc., a mobile and on-demand entertainment provider, as well as the company’s first lien term bank loan (BL1008384) (holding percentage*: 1.59 percent). The bank loan increased 2.8 percent while the traditional bond rose only 0.8 percent during the most recent fiscal quarter. The results were switched in the first fiscal quarter when the bank loan increased 0.8 percent and the traditional bond increased close to 7.1 percent.

The Sub-Adviser continued to focus on higher rated first lien loans within the bank loan space, limiting its exposure to bank loans rated CCC and lower. The exposure to lower-rated loans and second lien loans has been limited to instances where the Sub-Adviser has determined that the additional reward is expected to significantly outweigh the additional risk. For example, it continued to hold the CCC-rated bank loans issued by Blue Coat Systems Inc. (BL1028440) (holding percentage*: 0.25 percent), a web security software provider. The CCC-rated second lien term loan issued by Blue Coat Systems Inc. fell close to 0.1 percent in the first fiscal quarter, then appreciated 0.7 percent in the second fiscal quarter, contributing to positive performance but detracting from relative performance during the six-month period. The Sub-Adviser’s analysis of recovery expectations for each holding has also been beneficial to the Fund. For example, Caesars Entertainment Operating Co., Inc. (BL1302209) (holding percentage*: 0.15 percent), a casino, restaurant, and convention-space operator, defaulted on its debt during the first fiscal quarter. Although the bank loans traded below $88 during the fiscal quarter, the price rebounded to almost $90 by the end of January. By the end of the second fiscal quarter, the bank loans traded above $92, further contributing to the absolute performance of the Fund.

The Sub-Adviser remains optimistic that interest rates in general will eventually rise, and that bank loan investors may benefit from a highly-correlated increase in LIBOR. As headlines continue to disagree on when this rise may occur and every word of the Federal Open Market Committee is carefully dissected for some hint of a timeframe, the Sub-Adviser remains encouraged by the positioning of the bank loan market.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2015
			Non-Annualized
	Six	One	Since Inception
	Months	Year	(11/1/13)
Class N	1.89%	2.25%	2.23%
Class C	1.52%	1.58%	1.44%
Class A with load of 4.50%	(2.96)%	(2.59)%	(1.17)%
Class A without load	1.66%	2.00%	1.92%
S&P/LSTA Leverage Loan Index	2.32%	3.44%	3.80%
Morningstar Bank Loan Category	1.88%	2.50%	2.91%

 The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Investors cannot invest directly in an index or benchmark.
The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate, or LIBOR.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.29% for Class N, 2.04% for Class C and 1.54% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund
April 30, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BANK LOANS - 90.7%
CONSUMER DISCRETIONARY - 26.8%
Acosta, Inc.	$165,000	4.2500%	4/20/2021	$166,044
Acosta, Inc.	232,418	4.2500	9/27/2021	235,370
Advantage Sales & Marketing, Inc.	350,864	4.2500	7/23/2021	352,597
Advantage Sales & Marketing, Inc.	195,000	7.5000	7/25/2022	196,410
Allison Transmission, Inc.	589,800	3.5000	8/23/2019	594,223
Aristocrat Technologies, Inc.	381,000	4.7500	10/20/2021	385,001
Borgata	148,118	6.5000	8/15/2018	149,612
Boyd Gaming Corp.	534,858	4.0000	8/14/2020	539,019
Brickman Group Holdings, Inc.	324,894	4.0000	12/18/2020	325,984
Brickman Group Holdings, Inc.	249,000	7.5000	12/17/2021	252,061
Caesars Entertainment Operating Co, Inc.	203,234	10.0000	3/1/2017	186,759
Caesars Entertainment Operating Co, Inc.	137,310	9.7500	1/28/2018	126,516
Caesars Entertainment Resort Properties, Inc.	275,652	7.0000	10/11/2020	264,670
Caesars Growth Properties Holdings, LLC	254,080	6.2500	5/7/2021	228,545
CBAC Borrower, LLC	145,000	8.2500	7/2/2020	143,369
Cequel Communications, LLC	329,827	3.5000	2/14/2019	331,562
Charter Communications Operations LLC	330,172	3.0000	7/1/2020	329,811
Charter Communications Operations LLC	700	4.2500	9/10/2021	698
Chrysler Group LLC	222,115	3.5000	5/24/2017	222,768
Chrysler Group LLC	578,033	3.2500	12/31/2018	579,527
CityCenter Holdings, LLC	375,000	4.2500	10/6/2020	378,094
Clear Channel Communication	1,395,000	6.9343	1/30/2019	1,338,768
Cooper-Standard Automotive	414,870	4.0000	4/5/2021	417,465
CSC Holdings, LLC	855,692	2.6843	4/17/2020	855,093
Cumulus Media Holdings, Inc.	382,537	4.2500	12/23/2020	378,712
Delta S.a.r.l	410,000	4.7500	7/30/2021	411,304
Federal Mogul Corp.	446,625	4.7500	4/15/2021	446,982
General Nutrition Centers, Inc.	271,831	3.2500	3/4/2019	271,576
Golden Nugget, Inc.	158,967	5.5000	11/21/2019	160,597
Golden Nugget, Inc.	68,129	5.5000	11/21/2019	68,827
Hilton Hotels Corp.	1,483,151	3.5000	10/26/2020	1,490,351
KAR Auction Services, Inc.	313,940	3.5000	3/11/2021	314,725
Key Safety Systems, Inc.	345,265	4.7500	8/27/2021	348,448
Laureate Education, Inc.	379,832	5.0000	6/15/2018	368,437
Leslie’s Poolmart, Inc.	400,030	4.2500	10/16/2019	401,280
Libbey Glass, Inc.	399,982	3.7500	4/9/2021	401,358
Mediacom Broadband, LLC	302,662	3.2500	1/29/2021	302,473
Mediacom Broadband, LLC	62,685	3.7500	6/30/2021	62,871
Mediacom Broadband, LLC	157,210	3.7500	6/30/2021	157,800
Metaldyne LLC	129,714	4.2500	10/20/2021	129,990
MGM Results International	728,485	3.5000	12/20/2019	729,621
Michaels Stores, Inc.	286,357	3.7500	1/28/2020	287,708
Mohegan Tribal Gaming Authority	162,411	5.5000	11/19/2019	162,092
NBTY, Inc.	215,000	3.5000	10/2/2017	214,409
Numericable US LLC	116,264	4.5000	5/21/2020	116,918
Numericable US LLC	98,397	4.5000	5/21/2020	98,951
Penn National Gaming, Inc.	409,813	3.2500	10/30/2020	410,509
Petsmart, Inc.	311,000	5.0000	3/11/2022	315,202
Pinnacle Entertainment, Inc.	191,483	3.7500	8/13/2020	192,441
Scientific Games International, Inc.	217,455	6.0000	10/1/2021	219,992
Servicemaster Co.	588,544	4.2500	7/1/2021	591,434

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
CONSUMER DISCRETIONARY (Continued) - 26.8%
Shingle Springs Tribal Gaming Authority	$145,485	6.2500%	8/29/2019	$146,394
Sinclair Television Group, Inc.	375,000	3.5000	7/30/2021	375,938
SRAM, LLC	286,840	5.2500	4/10/2020	287,078
Staples, Inc.	258,000	3.7500	4/23/2021	259,227
Station Casinos LLC	257,875	4.2500	3/2/2020	259,863
Transtar Holding Co.	34,434	5.7500	10/9/2018	34,607
Tribune Co.	503,335	4.0000	12/28/2020	506,639
TWCC Holding Corp.	228,217	3.5000	2/13/2017	226,507
TWCC Holding Corp.	270,000	7.0000	6/26/2020	254,138
Univision Communications, Inc.	1,345,321	4.0000	3/1/2020	1,348,402
US Farathane LLC	162,937	6.7500	12/23/2021	165,178
Virgin Media Investment Holdings Ltd.	337,650	3.5000	6/8/2020	338,372
Ziggo NV	154,941	3.5000	1/15/2022	155,258
Ziggo NV	99,846	3.5000	1/15/2022	100,051
Ziggo NV	164,212	3.5000	1/15/2022	164,548
				22,277,174
CONSUMER STAPLES - 6.1%
Albertsons, Inc.	281,000	5.5000	8/25/2021	284,357
Aramark Corp.	808,852	3.2500	2/24/2021	810,672
Big Heart Pet Brands	198,500	3.5000	3/9/2020	198,561
Charger Opco BV	73,000	3.5000	7/23/2021	73,000
Del Monte Foods Co.	63,850	5.5000	2/18/2021	61,635
Dole Foods, Inc.	577,330	4.5000	11/1/2018	581,782
H.J. Heinz Co.	1,130,811	3.2500	6/5/2020	1,134,215
New HB Acquisiton, LLC	287,100	6.7500	4/9/2020	293,021
Pinnacle Foods Finance LLC	908,965	3.0000	4/29/2020	910,597
Prestige Brands, Inc.	463,833	5.7500	9/3/2021	466,806
Spectrum Brands, Inc.	241,325	3.5000	9/4/2019	242,267
				5,056,913
ENERGY - 2.9%
Arch Coal, Inc.	302,671	6.2500	5/16/2018	226,770
Chief Exploration and Development LLC	172,000	7.5000	5/12/2021	164,174
Drillships Financing Holding, Inc.	142,820	6.0000	3/31/2021	116,245
Drillships Financing Holding, Inc.	111,440	5.5000	7/26/2021	97,092
Expro Finance Luxembourg	116,415	5.7500	9/2/2021	104,088
Fieldwood Energy LLC	97,575	3.8750	9/28/2018	94,965
Fieldwood Energy LLC	215,850	8.3750	9/30/2020	169,106
Frac Tech International LLC	49,200	5.7500	4/16/2021	41,431
Jonah Energy, LLC	243,000	7.5000	5/12/2021	225,990
MEG Energy Corp.	279,279	3.7500	3/31/2020	276,246
Paragon Offshore Finance Co.	175,581	3.7500	7/16/2021	132,674
Seadrill Ltd.	642,858	4.0000	2/21/2021	527,857
Templar Energy, LLC	205,000	8.5000	11/25/2020	155,715
TGGT Holdings, LLC	73,418	7.5000	11/15/2018	72,868
				2,405,221
FINANCIALS - 5.1%
Altisource Solutions Sarl	211	4.5000	12/9/2020	181
Asurion, LLC	172,991	5.0000	5/24/2019	174,211
Asurion, LLC	110,593	4.2500	7/8/2020	111,086
Capital Automotive LP	115,910	4.0000	4/10/2019	116,743
Capital Automotive LP	197,005	6.0000	4/30/2020	201,623
Clipper Acquisitions Corp.	296,250	3.0000	2/6/2020	297,176
Delos Aircraft, Inc.	381,000	3.5000	3/6/2021	382,633

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
FINANCIALS (Continued) - 5.1%
National Financial Partners Corp.	$282,366	4.5000%	7/1/2020	$284,025
Realogy Group LLC	1,032,520	3.7500	3/5/2020	1,038,813
Starwood Property Trust, Inc.	481,429	3.5000	4/17/2020	480,827
Trans Union LLC	556,943	4.0000	4/9/2021	560,249
Walter Investment Management Corp.	589,061	4.7500	12/18/2020	564,580
				4,212,147
HEALTHCARE - 13.7%
21st Century Oncology, Inc.	100,000	6.5000	4/15/2022	99,750
Accellent, Inc.	185,130	4.5000	3/12/2021	185,970
Air Medical Group Holdings, Inc.	20,000	0.0000	4/15/2022	20,020
Akorn, Inc.	422,875	4.5000	4/16/2021	424,463
American Renal Holdings, Inc.	149,986	8.5000	2/20/2020	149,892
Amneal Pharmaceuticals LLC	142,000	5.7500	11/1/2019	142,888
Amneal Pharmaceuticals LLC	105,882	5.0000	11/1/2019	106,861
Amsurg Corp.	102,228	3.7500	7/16/2021	102,835
Ardent Medical Services, Inc.	115,000	11.0000	1/2/2019	116,869
Capsugel Holdings US, Inc.	213,372	3.5000	8/1/2018	214,506
CHG Healthcare Services, Inc.	241,816	4.2500	11/19/2019	243,388
CHG Healthcare Services, Inc.	141,220	9.0000	11/19/2020	142,985
Community Health Systems, Inc.	220,875	3.4343	12/31/2018	222,366
Community Health Systems, Inc.	791,017	4.2500	1/27/2021	796,823
Davita Healthcare Partners, Inc.	554,686	3.5000	6/24/2021	557,426
DJO Finance LLC	160,000	4.2500	6/24/2020	161,220
Emdeon, Inc.	497,500	3.7500	11/2/2018	499,522
Endo International PLC	346,500	3.2500	3/1/2021	347,295
Envision Healthcare Corp.	192,006	4.0000	5/25/2018	193,258
Genoa Healthcare Holdings, LLC	51,000	5.7500	4/21/2022	51,287
Horizon Pharma Holdings USA, Inc.	132,000	4.5000	4/29/2021	133,114
IMS Health, Inc.	454,906	3.5000	3/17/2021	455,645
INC Research, LLC	144,638	4.5000	11/15/2021	144,909
Inventiv Haelth, Inc.	233,269	7.7500	5/15/2018	234,047
Kinetic Concepts, Inc.	421,682	4.5000	5/4/2018	426,296
Mallinckrodt International Finance	156,420	3.2500	3/19/2021	156,616
Mallinckrodt International Finance	227,359	3.5000	3/19/2021	228,148
MPH Acquicition Holdings LLC	286,695	3.7500	3/31/2021	286,993
National Mentor Holdings, Inc.	269,519	4.2500	1/31/2021	270,867
National Surgical Hospitals, Inc.	92,303	5.2500	8/1/2019	92,764
National Veterinary Associates, Inc.	53,760	6.0000	8/13/2021	53,951
National Veterinary Associates, Inc.	106,000	8.0000	8/12/2022	106,663
Ortho-Clinical Diagnostics, Inc.	429,753	4.7500	6/30/2021	429,351
Par Pharmaceutical Co., Inc.	126,639	4.0000	9/30/2019	127,079
PharMEDium Healthcare Corp.	189,111	4.2500	1/28/2021	188,323
PharMEDium Healthcare Corp.	29,000	7.7500	1/28/2022	29,091
PRA Holdings, Inc.	380,770	4.5000	9/23/2020	383,912
Quintiles Transnational Corp.	502,538	3.7500	6/8/2018	503,795
Regional Care Hospital, Inc.	316,956	6.0000	4/23/2019	318,244
Rexam Healthcare	113,145	4.2500	5/3/2021	113,746
Surgery Center Holdings, Inc.	46,883	5.2500	11/3/2020	47,351
Surgery Center Holdings, Inc.	118,000	8.5000	11/3/2021	117,754
Surgical Care Affiliates, Inc.	72,000	4.2500	3/17/2022	72,349
US Renal Care, Inc.	373,935	4.2500	7/3/2019	376,582
Valeant Pharmaceuticals International, Inc.	662,020	3.5000	2/13/2019	665,085
Valeant Pharmaceuticals International, Inc.	600,000	4.0000	4/1/2022	605,148
				11,347,447

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
INDUSTRIALS - 10.5%
Air Canada	$203,463	5.5000%	9/26/2019	$206,006
Alliance Laundry Systems, LLC	379,063	4.2500	12/10/2018	381,373
AlliedBarton Security Services	78,225	4.2500	2/12/2021	78,508
AlliedBarton Security Services	38,479	8.0000	8/13/2021	38,732
American Airlines, Inc.	236,000	4.2500	10/10/2021	237,621
American Airlines, Inc.	236,000	3.7500	10/11/2021	237,180
Brock Holdings III, Inc.	307,455	6.0000	3/16/2017	303,612
Ceridian Corp.	463,416	4.5000	9/15/2020	462,619
Dyncorp International, Inc.	233,563	6.2500	7/7/2016	233,175
Filtration Group Corp.	80,000	8.2500	11/19/2021	80,724
Harland Clarke Holdings	178,177	7.0000	5/22/2018	179,704
Harland Clarke Holdings	66,844	6.0000	8/2/2019	67,373
HD Supply, Inc.	532,644	4.0000	6/28/2018	535,420
Headwaters, Inc.	255,000	4.5000	3/24/2022	256,914
Husky Injection Molding Systems Ltd.	172,135	4.2500	6/30/2021	173,516
Landmark Aviation, Inc.	8,259	4.7500	10/25/2019	8,324
LM US Member LLC	208,092	4.7500	10/25/2019	209,731
LM US Member LLC	65,000	8.2500	1/25/2021	65,298
McJunkin Red Man Corp.	72,890	5.0000	11/8/2019	72,093
Nortek, Inc.	612,585	3.5000	10/30/2020	611,819
Quikrete Holdings, Inc.	384,342	4.0000	9/28/2020	386,264
Rexnord Corp.	485,705	4.0000	8/21/2020	488,133
Sedgwick CMS Holdings, Inc.	594,000	3.7500	3/1/2021	591,773
Sedgwick CMS Holdings, Inc.	195,000	6.7500	2/28/2022	193,172
Spin Holdco, Inc.	436,506	4.2500	11/14/2019	437,960
Transdigm, Inc.	82,378	3.7500	6/4/2021	82,665
Transdigm, Inc.	655,397	3.7500	2/28/2020	658,042
United Airlines, Inc.	435,810	3.7500	9/15/2021	440,443
US Airways Group, Inc.	509,850	3.5000	5/23/2019	511,222
US Airways Group, Inc.	35,545	3.7500	6/27/2019	35,727
USIC Holdings, Inc.	215,103	4.0000	7/10/2020	215,239
Waste Industries, Inc.	217,000	4.2500	2/27/2020	219,136
				8,699,518
INFORMATION TECHNOLOGY - 11.8%
Active Network, Inc.	93,741	5.5000	11/13/2020	94,093
Allfrelx Holdings III, Inc.	285,650	4.2500	7/17/2020	287,912
Applied Systems, Inc.	232,234	5.5000	1/25/2021	233,318
Applied Systems, Inc.	151,944	7.5000	1/24/2022	153,298
Avago Technologies Cayman Ltd.	317,774	3.7500	5/6/2021	319,678
Blue Coat Systems, Inc.	210,000	9.5000	6/28/2020	214,200
Blue Coat Systems, Inc.	342,533	4.0000	5/31/2019	343,412
CCC Information Services, Inc.	213,363	4.0000	12/20/2019	214,430
CDW Corp.	862,780	3.2500	4/29/2020	863,160
Deltek, Inc.	196,000	10.0000	10/10/2019	198,531
Deltek, Inc.	109,142	4.5000	10/10/2018	109,893
Electronic Funds Source LLC	263,013	5.5000	5/28/2021	264,767
Excelitas Technologies Corp.	157,600	6.0000	11/2/2020	159,044
First Data Corp.	1,418,657	3.6818	3/23/2018	1,423,686
First Data Corp.	53,399	3.6818	9/24/2018	53,566
Freescale Semiconductor, Inc.	285,650	5.0000	1/15/2021	288,448
Infinity Acquisition LLC	309,071	4.2500	8/6/2021	309,766
Infor, Inc.	472,042	3.7500	6/3/2020	472,042

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
INFORMATION TECHNOLOGY (Continued) - 11.8%
Infor, Inc.	$309,871	3.7500%	6/3/2020	$309,871
Interactive Data Corp.	349,445	4.7500	5/3/2021	352,230
Kronos, Inc.	835,040	4.5000	10/30/2019	841,528
Kronos, Inc.	60,892	9.7500	4/30/2020	63,061
Mitchell International, Inc.	373,168	4.5000	10/13/2020	375,267
Mitchell International, Inc.	221,000	8.5000	10/11/2021	221,332
Presidio, Inc.	310,000	6.2500	2/2/2022	313,100
Riverbed Technology, Inc.	216,000	6.0000	4/24/2022	218,700
Science Applications International Corp.	330,000	3.7500	4/21/2022	332,130
Skillsoft Corp.	343,275	5.7500	4/8/2021	342,889
Skillsoft Corp.	137,000	9.2500	4/28/2022	132,319
Sophia Holding LP	283,985	4.0000	7/19/2018	285,405
				9,791,076
MATERIALS- 5.8%
American Builders & Contractor Supply Co., Inc.	600,850	3.5000	4/16/2020	603,292
Anchor Glass Container Corp.	376,119	4.2500	6/30/2021	378,844
Ardah Holdings USA, Inc.	46,530	4.0000	12/17/2019	46,838
Arizona Chem US, Inc.	142,685	4.5000	6/11/2021	143,677
Berlin Packaging LLC	293,899	4.5000	10/1/2021	296,287
Berry Plastics Group, Inc.	241,307	3.5000	2/10/2020	241,771
Berry Plastics Group, Inc.	417,785	3.7500	1/6/2021	419,612
Crown Holdings, Inc.	156,608	5.5000	10/25/2021	156,921
FMG Resources Ltd.	405,041	3.7500	6/28/2019	366,777
Huntsman International LLC	289,275	3.7500	10/1/2021	290,830
Ineos US Finance LLC	631,545	3.7500	5/4/2018	633,838
Ineos US Finance LLC	173,000	4.2500	3/31/2022	174,334
Kloeckner & Co.	68,000	5.0000	4/22/2020	68,446
Reynolds Group Holdings, Inc.	445,369	4.5000	11/30/2018	450,352
Solenis International LP	155,220	4.2500	7/31/2021	156,287
Univar, Inc.	142,767	5.0000	6/30/2017	143,562
W.R. Grace & Co.	189,663	3.0000	2/3/2021	190,152
W.R. Grace & Co.	68,250	2.7500	2/3/2021	68,426
				4,830,246
TELECOMMUNICATION SERVICES - 4.7%
Communications Sales & Leasing, Inc.	223,000	5.0000	10/24/2022	222,895
Crown Castle Operating Co.	413,818	3.0000	1/31/2021	414,830
Global Tel Link Corp.	305,379	5.0000	5/26/2020	302,706
Intelsat Jackson Holdings SA	800,000	3.7500	6/28/2019	800,428
Level 3 Financing, Inc.	355,000	4.0000	1/15/2020	356,610
Level 3 Financing, Inc.	636,000	4.5000	1/31/2022	638,286
SBA Senior Finance II LLC	212,395	3.2500	3/24/2021	212,646
Securus Technologies, Inc.	85,000	4.7500	4/30/2020	84,814
Securus Technologies, Inc.	142,825	4.7500	4/30/2020	140,504
West Corp.	446,073	3.2500	6/29/2018	447,398
XO Communications, Inc. - Class A	262,350	4.2500	3/19/2021	263,399
				3,884,516
UTILITIES - 3.3%
Atlantic Power Ltd.	61,554	4.7500	2/24/2021	61,939
Calpine Construction Finance Co., LP	261,489	3.2500	1/31/2022	234,635
Calpine Construction Finance Co., LP	475,548	3.0000	5/4/2020	260,862
Calpine Corp.	233,064	4.0000	10/9/2019	473,930
Granite Acquisition, Inc.	425,180	5.0000	12/17/2021	431,421
Granite Acquisition, Inc.	18,755	5.0000	12/17/2021	19,030

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
UTILITIES (Continued) - 3.3%
NRG Energy, Inc.	$831,664	2.7500%	7/2/2018	$830,549
Texas Competitive Electric Holdings	639,105	4.6682	10/10/2017	396,718
				2,709,084
TOTAL BANK LOANS (Cost - $75,606,292)
				75,213,342
BONDS & NOTES - 7.3%
AIRLINES - 0.1%
Air Canada - 144A	75,000	6.7500	10/1/2019	80,438
American Airlines Group, Inc. - 144A	45,000	4.6250	3/1/2020	44,494
				124,932
CHEMICALS - 0.2%
Hexion US Finance Corp.	150,000	6.6250	4/15/2020	141,000

COMMERCIAL MBS - 0.4%
Greenwich Capital Commercial	490,000	5.4440	3/10/2039	516,306

COMMERCIAL SERVICES - 0.3%
Interactive Data Corp. - 144A	125,000	5.8750	4/15/2019	126,406
United Rentals North America, Inc.	75,000	7.3750	5/15/2020	81,247
				207,653
COMPUTERS - 0.2%
Sungard Data Systems, Inc.	120,000	6.6250	11/1/2019	125,550

DIVERSIFIED FINANCIAL SERVICES - 1.0%
Aircastle Ltd.	75,000	6.2500	12/1/2019	82,969
Aircastle Ltd.	25,000	4.6250	12/15/2018	26,188
Ally Financial, Inc.	80,000	3.2500	2/13/2018	80,000
Ally Financial, Inc.	50,000	4.1250	2/13/2022	49,125
Ally Financial, Inc.	110,000	4.1250	3/30/2020	110,825
Icahn Enterprises LP	10,000	4.8750	3/15/2019	10,214
International Lease Finance Corp.	120,000	3.8750	4/15/2018	123,000
Springleaf Finance Corp.	305,000	5.2500	12/15/2019	308,050
				790,371
ELECTRIC - 0.2%
Dynegy Finance, Inc. - 144A	100,000	6.7500	11/1/2019	105,000
RJS Power Holdings LLC - 144A	100,000	5.1250	7/15/2019	98,750
				203,750
ENTERTAINMENT - 0.4%
Cleopatra Finance LTD - 144A	200,000	5.6250	2/15/2020	198,225
GLP Capital LP	50,000	4.8750	11/1/2020	51,125
Isle of Capri Casinos, Inc.	75,000	5.8750	3/15/2021	77,813
				327,163
FOOD - 0.1%
Dole Foods, Inc. - 144A	70,000	7.2500	5/1/2019	71,750

HEALTHCARE-SERVICES - 0.6%
Community Health Systems, Inc.	75,000	5.1250	8/15/2018	78,000
HCA, Inc.	200,000	3.7500	3/15/2019	206,500
HCA, Inc.	75,000	4.2500	10/15/2019	78,469
Tenet Healthcare Corp.	75,000	6.0000	10/1/2020	80,250
Tenet Healthcare Corp. - 144A	25,000	5.0000	3/1/2019	24,906
				468,125

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
HOLDING COMPANIES - DIVERSIFIED - 0.2%
Argos Merger Sub, Inc. - 144A	$140,000	7.1250%	3/15/2023	$147,350

LODGING - 0.2%
DR Horton, Inc.	65,000	4.0000	2/15/2020	66,300
Weyerhaeuser Real Estate - 144A	70,000	4.3750	6/15/2019	69,213
				135,513
HOUSEHOLD PRODUCTS/WARES - 0.1%
Spectrum Brands, Inc.	75,000	6.3750	11/15/2020	79,875

IRON/STEEL - 0.1%
United States Steel Corp.	50,000	6.8750	4/1/2021	50,625

LEISURE TIME - 0.0%
NCL Corp. LTD - 144A	15,000	5.2500	11/15/2019	15,525

MEDIA - 0.4%
Cequel Capital Corp. - 144A	50,000	6.3750	9/15/2020	52,938
iHeart Communications, Inc.	75,000	10.0000	1/15/2018	65,906
RCN Telecom Services LLC - 144A	110,000	8.5000	8/15/2020	117,838
Univision Communications, Inc. - 144A	60,000	5.1250	5/15/2023	60,975
				297,657
MINING - 0.3%
FMG Resources August 2006 Pty Ltd. - 144A	120,000	8.2500	11/1/2019	105,150
FMG Resources August 2006 Pty Ltd. - 144A	20,000	9.7500	3/1/2022	20,663
Vedanta Resources PLC - 144A	100,000	9.5000	7/18/2018	104,250
				230,063
OIL & GAS - 0.1%
California Resources Corp. - 144A	100,000	5.0000	1/15/2020	95,000

OIL & GAS SERVICES - 0.1%
FTS International - 144A	50,000	6.2500	5/1/2022	40,000
PHI, Inc.	25,000	5.2500	3/15/2019	24,250
				64,250
OTHER ABS - 0.4%
Vericrest Opportunity Loan Transferee - 144A	160,916	3.3750	10/25/2058	161,037
Vericrest Opportunity Loan Transferee - 144A	174,908	3.3750	2/25/2055	175,363
				336,400
PACKAGING & CONTAINERS - 0.5%
Ardagh Holdings USA, Inc. - 144A	200,000	6.2500	1/31/2019	205,000
Beverage Packaging Holdings Luxembourg II SA - 144A	130,000	6.0000	6/15/2017	131,950
Reynolds Group Issuer, Inc.	50,000	5.7500	10/15/2020	52,375
				389,325
PHARMACEUTICALS - 0.2%
Capsugel SA - 144A	25,000	7.0000	5/15/2019	25,547
Salix Pharmaceuticals Ltd. - 144A	5,000	6.5000	1/15/2021	5,678
Valeant Pharmaceuticals International, Inc. - 144A	75,000	6.7500	8/15/2018	79,594
Valeant Pharmaceuticals International, Inc. - 144A	70,000	5.3750	3/15/2020	71,965
				182,784
REITS - 0.3%
iStar Financial, Inc.	120,000	4.8750	7/1/2018	120,150
iStar Financial, Inc.	60,000	5.0000	7/1/2019	60,000
iStar Financial, Inc.	100,000	4.0000	11/1/2017	99,040
				279,190

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2015

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
SOFTWARE - 0.2%
First Data Corp.	$127,000	11.7500%		8/15/2021	$146,368

TELECOMMUNICATIONS - 0.7%
Avaya, Inc. - 144A	230,000	7.0000		4/1/2019	232,300
Frontier Communications Corp.	155,000	6.2500		9/15/2021	154,225
Intelsat Jackson Holdings SA	85,000	6.6250		12/15/2022	84,363
Level 3 Financing, Inc.	75,000	7.0000		6/1/2020	80,531
					551,419

TOTAL BONDS & NOTES (Cost - $5,966,057)					5,977,944

	Shares
SHORT-TERM INVESTMENT - 3.5%
MONEY MARKET FUND - 3.5%
Fidelity Institutional Money Market Funds - Government Portfolio	2,874,364	0.0000	+		2,874,364
TOTAL SHORT-TERM INVESTMENT - (Cost - $2,875,364)

TOTAL INVESTMENTS - 101.5% (Cost - $84,446,713)					$84,065,650
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.5)%					(1,073,713)
NET ASSETS - 100.0%					$82,991,937

ABS - Asset Back Security.
MBS - Mortgage Back Security.
REITS - Real Estate Investment Trusts.
+ Variable rate security. Interest rate is as of April 30, 2015.
144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition * - (Unaudited)
Bank Loans	89.47%	Asset Backed Securities	0.40%
Financial	1.27%	Industrial	0.46%
Consumer, Non-Cyclical	1.20%	Technology	0.33%
Communications	1.01%	Utilities	0.24%
Consumer, Cyclical	0.72%	Energy	0.19%
Mortgage Securities	0.61%	Diversified	0.18%
Basic Materials	0.50%	Short-Term Investment	3.42%
		Total	100.00%

* Based on total value of investments as of April 30, 2015.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund
Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

High-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, underperformed investment-grade corporate bonds, as measured by the BofA ML Corporate Master Index, and Treasury bonds, as measured by the BofA ML US Treasury Master Index over the six-months ended April 30, 2015. Interest rates decreased during the fiscal period, which benefitted longer duration bonds while shorter duration bonds suffered. During this fiscal period, Treasury bonds increased 2.3 percent, corporate bonds increased 2.2 percent, while high-yield bonds increased 1.5 percent.

Interest rates on 10-year Treasury bonds fluctuated within a 74 basis point range over the fiscal six-month period. The 10-year Treasury yield went from a high of 2.39 percent in early November to a low of 1.64 percent at the end of January, before settling at 2.03 percent to end the fiscal six-month period. The Fund’s single-B focus and shorter duration bias hampered performance in the six-month period ended April 30, 2015, as double-B rated bonds and longer duration credit generally outperformed. During the fiscal quarter, bonds rated single-B were up 1.4 percent, bonds rated double-B increased 2.4 percent, while those rated triple-C and below lost 1.0 percent. Currently, the Fund has approximately 60 percent invested in single-B rated credit and 40 percent in double-B rated debt. At this time, the Sub-Adviser holds no triple-C rated bonds as default rates on below investment-grade bonds are near historic lows and if they rise, bonds rated triple-C and lower could be adversely affected.

The Fund continued to maintain a shorter duration relative to the benchmark index, with a bias toward the intermediate segment of the credit curve that matures in three to seven years and historically has exhibited less volatility. The average duration of positions held by the Fund remained steady from the beginning of the fiscal six-month period to end at 3.9 years versus bonds in the benchmark index, which began the fiscal period at 4.0 years and ended at 4.2 years. Bonds that have a maturity of more than 10 years have generally been avoided unless purchased at a significant discount to par.

While the Sub-Adviser had an underweight to the metals and mining sector, the sector outperformed relative to the benchmark and was one of the top performing sectors for the Fund over the six-month period ended April 30, 2015. A contributor from this sector was Alcoa, Inc. (013817AW1) (holding percentage*: 0.91 percent), a producer of primary and fabricated aluminum, a miner of bauxite, and refiner of alumina. The bonds gained 4.7 percent return in the Fund over the period.

The energy sector had the largest negative impact on the Fund, as both security selection and an overweight to the sector relative to the benchmark detracted from performance over the six-month period ended April 30, 2015. The Sub-Adviser reduced overall exposure to the energy sector over the fiscal period, from 20.1 percent at the beginning to 13.0 percent by the end. A firm that detracted from performance was Chaparral Energy, Inc. (15942RAD1) (holdings percentage*: 0.43 percent), a provider of oil and gas services. The company offers acquisition, exploration, development, production, and operation of oil and gas production sites to customers throughout the United States. The bonds lost 14.9 percent over the fiscal six-month period.

Going forward, the Sub-Adviser expects moderate gross domestic product growth of between 2 to 3 percent; U.S. economic momentum will continue due to gradual improvements in consumer confidence, the housing market, and the unemployment rate; and real interest rates and inflation should remain low, albeit increasing in line with Fed expectations. The Sub-Adviser expects strong high-yield, ex-energy, credit fundamentals and interest coverage ratios will help keep default rates low despite modestly rising leverage and believes spreads have room to compress and returns have upside, the degree of which will depend on Treasuries and oil prices. The Fund plans to focus on middle tier, single-B quality with a tactical allocation to bank loans, convertibles, and lower quality. Any pull-back in the high-yield market due to interest rate volatility should be considered a buying opportunity.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2015
			Annualized	Annualized	Annualized Since
	Six Months	One Year	Three Years	Five Years	Inception(7/1/05)
Class N	0.33%	0.30%	4.88%	6.28%	5.61%
Class C	(0.14)%	(0.45)%	4.12%	5.47%	4.82%
Class A with load of 4.50%	(4.20)%	(4.35)%	3.07%	5.08%	4.53%*
Class A without load	0.30%	0.14%	4.65%	6.04%	5.10%*
BofA ML BB-B U.S. Non-Distressed HY Index	2.02%	3.73%	7.39%	8.23%	6.85%
Morningstar High-Yield Bond Category	1.02%	1.39%	6.44%	7.14%	6.29%

*Class A commenced operations on January 3, 2007.
BofA ML BB-B U.S. Non-Distressed HY Index is an unmanaged portfolio constructed to mirror the public high-yield corporate debt market and is a subset of the Merrill Lynch High Yield Master II Index. Investors cannot invest directly in an index or benchmark.
The Morningstar High-Yield Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.09% for Class N, 1.84% for Class C and 1.34% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund
April 30, 2015

		Dividend
Security	Shares	Rate	Value
PREFERRED STOCK - 0.2%
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Ally Financial, Inc. - 144A	164	7.0000%	$167,916
TOTAL PREFERRED STOCK (Cost - $163,590)

	Principal	Interest	Maturity
	Amount	Rate	Date
BONDS & NOTES - 96.1%
AEROSPACE/DEFENSE - 0.5%
Triumph Group, Inc.	$520,000	4.8750%	4/1/2021	517,400

AIRLINES - 1.8%
Air Canada - 144A	325,000	8.7500	4/1/2020	362,375
Air Canada - 144A	360,000	7.7500	4/15/2021	387,900
American Airlines Group, Inc. - 144A	535,000	4.6250	3/1/2020	528,981
UAL	618,373	6.6360	7/2/2022	667,842
				1,947,098
APPAREL - 0.5%
Perry Ellis International, Inc.	550,000	7.8750	4/1/2019	572,000

AUTO MANUFACTURERS - 0.4%
Fiat Chrysler Automobile - 144A	395,000	5.2500	4/15/2023	399,938

AUTO PARTS & EQUIPMENT - 0.4%
Pittsburgh Glass Works LLC - 144A	400,000	8.0000	11/15/2018	425,000

BANKS - 1.6%
CIT Group, Inc.	295,000	5.3750	5/15/2020	313,069
Popular, Inc.	645,000	7.0000	7/1/2019	653,868
Synovus Financial Corp.	626,000	7.8750	2/15/2019	710,510
				1,677,447
BEVERAGES - 0.7%
Cott Beverages USA, Inc. - 144A	445,000	5.3750	7/1/2022	428,891
Cott Beverages USA, Inc. - 144A	300,000	6.7500	1/1/2020	315,000
				743,891
BUILDING MATERIALS - 1.1%
Builders FirstSource, Inc. - 144A	390,000	7.6250	6/1/2021	408,525
Griffon Corp.	525,000	5.2500	3/1/2022	532,218
Masonite International Corp. - 144A	265,000	5.6250	3/15/2023	278,250
				1,218,993
CHEMICALS - 0.7%
TPC Group, Inc. - 144A	835,000	8.7500	12/15/2020	801,600

COMMERCIAL SERVICES - 4.2%
ADT Corp.	480,000	4.8750	7/15/2042	403,200
Ahern Rentals, Inc. - 144A	420,000	7.3750	5/15/2023	422,100
Avis Budget Car Rental LLC - 144A	495,000	5.1250	6/1/2022	501,188
Cardtronics, Inc. - 144A	570,000	5.1250	8/1/2022	568,575
Cenveo Corp. - 144A	725,000	6.0000	8/1/2019	677,875
Live Nation Entertainment, Inc. - 144A	325,000	7.0000	9/1/2020	347,750
Live Nation Entertainment, Inc. - 144A	555,000	5.3750	6/15/2022	570,262
United Rentals North America, Inc.	465,000	7.6250	4/15/2022	514,987
WEX, Inc. - 144A	525,000	4.7500	2/1/2023	521,063
				4,527,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
COMPUTERS - 1.7%
Dell, Inc.	$310,000	5.4000%	9/10/2040	$289,075
Dell, Inc.	270,000	7.1000	4/15/2028	299,700
NCR Corp.	475,000	6.3750	12/15/2023	502,313
SunGard Data Systems, Inc.	715,000	6.6250	11/1/2019	748,068
				1,839,156
COSMETICS/PERSONAL CARE - 0.7%
Revlon Consumer Products Corp.	760,000	5.7500	2/15/2021	763,800

DISTRIBUTION/WHOLESALE- 0.5%
HD Supply, Inc. - 144A	530,000	5.2500	11/15/2021	551,862

DIVERSIFIED FINANCIAL SERVICES - 5.4%
Aircastle Ltd.	710,000	6.2500	12/1/2019	785,438
Ally Financial, Inc.	790,000	8.0000	11/1/2031	994,412
Cogent Communications Finance, Inc. - 144A	460,000	5.6250	4/15/2021	455,400
CoreLogic, Inc.	560,000	7.2500	6/1/2021	599,900
Denali Borrower LLC - 144A	395,000	5.6250	10/15/2020	423,143
E*TRADE Financial Corp.	410,000	5.3750	11/15/2022	436,650
E*TRADE Financial Corp.	270,000	4.6250	9/15/2023	276,413
Fly Leasing Ltd.	420,000	6.7500	12/15/2020	431,550
Fly Leasing Ltd.	410,000	6.3750	10/15/2021	413,075
International Lease Finance Corp.	760,000	8.6250	1/15/2022	973,750
				5,789,731
ELECTRIC - 3.4%
Calpine Corp.	350,000	5.3750	1/15/2023	354,813
Calpine Corp.	350,000	5.7500	1/15/2025	353,080
Dynegy, Inc.	705,000	5.8750	6/1/2023	699,713
GenOn Energy, Inc.	525,000	9.5000	10/15/2018	547,312
NRG Energy, Inc.	375,000	7.8750	5/15/2021	402,524
NRG Energy, Inc.	1,200,000	6.2500	7/15/2022	1,251,000
				3,608,442
ELECTRICAL COMPONENTS & EQUIPMENT - 1.4%
Anixter, Inc.	425,000	5.1250	10/1/2021	443,594
Belden, Inc. - 144A	625,000	5.5000	9/1/2022	645,312
WESCO Distribution, Inc.	435,000	5.3750	12/15/2021	445,875
				1,534,781
ELECTRONICS - 0.5%
Viasystems, Inc. - 144A	510,000	7.8750	5/1/2019	539,325

ENTERTAINMENT - 4.1%
Isle of Capri Casinos, Inc.	355,000	5.875	3/15/2021	368,313
Palace Entertainment Holdings LLC - 144A	1,140,000	8.875	4/15/2017	1,153,538
Penn National Gaming, Inc.	670,000	5.875	11/1/2021	671,675
Pinnacle Entertainment, Inc.	320,000	7.750	4/1/2022	356,000
Regal Entertainment Group	550,000	5.750	6/15/2023	561,000
Scientific Games International, Inc. - 144A	305,000	10.000	12/1/2022	284,412
Scientific Games International, Inc. - 144A	975,000	7.000	1/1/2022	1,021,312
				4,416,250
FOOD - 0.6%
ESAL GMBH - 144A	295,000	6.2500	2/5/2023	293,437
JBS USA LLC - 144A	320,000	5.8750	7/15/2024	327,200
				620,637

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
HAND/MACHINE TOOLS - 0.2%
Milacron Finance Corp. - 144A	$215,000	7.7500%	2/15/2021	$224,675

HEALTHCARE-PRODUCTS - 0.5%
Kinetics Concepts, Inc.	460,000	10.500	11/1/2018	496,225

HEALTHCARE-SERVICES - 4.8%
Amsurg Corp.	570,000	5.6250	7/15/2022	581,514
Community Health Systems, Inc.	1,025,000	6.8750	2/1/2022	1,092,906
Envision Healthcare Corp. - 144A	475,000	5.1250	7/1/2022	490,438
HCA, Inc.	150,000	7.5000	2/15/2022	175,875
HCA, Inc.	260,000	5.3750	2/1/2025	274,300
Select Medical Corp.	865,000	6.3750	6/1/2021	865,519
Tenet Healthcare Corp.	400,000	6.0000	10/1/2020	428,000
Tenet Healthcare Corp.	865,000	8.1250	4/1/2022	946,094
Tenet Healthcare Corp. - 144A	340,000	5.0000	3/1/2019	338,725
				5,193,371
HOLDING COMPANIES-DIVERSIFIED - 0.9%
Argos Merger Sub, Inc. - 144A	400,000	7.1250	3/15/2023	421,000
James Hardie International Finance Ltd. - 144A	500,000	5.8750	2/15/2023	523,750
				944,750
HOME BUILDERS - 1.6%
Taylor Morrison Communities, Inc. - 144A	258,000	7.7500	4/15/2020	272,998
Taylor Morrison Communities, Inc. - 144A	690,000	5.2500	4/15/2021	695,175
William Lyon Homes, Inc.	655,000	8.5000	11/15/2020	713,950
				1,682,123
HOME FURNISHINGS - 0.5%
Tempur Sealy International, Inc.	530,000	6.8750	12/15/2020	567,100

HOUSEHOLD PRODUCTS - 0.5%
Spectrum Brands, Inc.	190,000	6.7500	3/15/2020	200,450
Spectrum Brands, Inc.	280,000	6.3750	11/15/2020	298,200
				498,650
INTERNET - 1.5%
CyrusOne Finance Corp.	840,000	6.3750	11/15/2022	889,350
Equinix, Inc.	145,000	5.3750	4/1/2023	150,438
Equinix, Inc.	575,000	5.3750	1/1/2022	599,437
				1,639,225
LODGING - 3.6%
Boyd Gaming Corp.	835,000	9.0000	7/1/2020	905,975
Felcor Lodging LP	720,000	5.6250	3/1/2023	752,400
MGM Resorts International	950,000	7.7500	3/15/2022	1,071,125
MGM Resorts International	390,000	6.7500	10/1/2020	421,688
MTR Gaming Group	650,000	11.5000	8/1/2019	703,625
				3,854,813
MACHINERY-CONSTRUCTION & MINING - 0.3%
Terex Corp.	265,000	6.0000	5/15/2021	270,300

MACHINERY-DIVERSIFIED - 1.1%
Gardner Denver, Inc. - 144A	1,215,000	6.8750	8/15/2021	1,136,025

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
MEDIA - 11.1%
Cequel Communications Holdings I LLC - 144A	$830,000	6.3750%	9/15/2020	$878,763
Clear Channel Worldwide Holdings, Inc.	1,140,000	7.6250	3/15/2020	1,202,700
CSC Holdings LLC	240,000	6.7500	11/15/2021	272,100
DISH DBS Corp.	610,000	7.8750	9/1/2019	690,062
Entercom Radio LLC	620,000	10.5000	12/1/2019	675,800
Gannett Co., Inc. - 144A	85,000	5.5000	9/15/2024	88,612
Gannett Co., Inc.	605,000	5.1250	10/15/2019	640,544
Gray Television, Inc.	1,430,000	7.5000	10/1/2020	1,526,525
LIN Television Corp.	720,000	6.3750	1/15/2021	751,500
Mediacom LLC	660,000	7.2500	2/15/2022	709,500
Nexstar Broadcasting, Inc.	1,140,000	6.8750	11/15/2020	1,214,100
Nexstar Broadcasting, Inc. - 144A	325,000	6.1250	2/15/2022	338,000
Numericable Group SA - 144A	510,000	6.2500	5/15/2024	524,668
Radio One, Inc. - 144A	650,000	7.3750	4/15/2022	658,938
Sinclair Television Group, Inc.	560,000	6.3750	11/1/2021	595,000
Sinclair Television Group, Inc. - 144A	265,000	5.6250	8/1/2024	270,962
Townsquare Radio LLC - 144A	400,000	6.5000	4/1/2023	403,500
Videotron Ltd.	425,000	5.0000	7/15/2022	440,109
				11,881,383
MINING - 0.9%
Alcoa, Inc.	895,000	5.1250	10/1/2024	966,515

MISCELLANEOUS MANUFACTURING - 0.9%
EnPro Industries, Inc. - 144A	445,000	5.8750	9/15/2022	467,250
Gates Global LLC - 144A	550,000	6.0000	7/15/2022	515,625
				982,875
OFFICE/BUSINESS EQUIPMENT - 0.5%
CDW LLC	505,000	5.5000	12/1/2024	538,078

OIL & GAS - 10.3%
Bill Barrett Corp.	200,000	7.0000	10/15/2022	181,000
Blue Racer Midstream LLC - 144A	400,000	6.1250	11/15/2022	418,000
Bonanza Creek Energy, Inc.	860,000	6.7500	4/15/2021	879,350
Bonanza Creek Energy, Inc.	175,000	5.7500	2/1/2023	171,062
California Resources Corp.	105,000	6.0000	11/15/2024	99,356
Carrizo Oil & Gas, Inc.	525,000	7.5000	9/15/2020	555,082
Carrizo Oil & Gas, Inc.	270,000	6.2500	4/15/2023	274,725
Chaparral Energy, Inc.	565,000	7.6250	11/15/2022	456,237
Chesapeake Energy Corp.	620,000	6.1250	2/15/2021	626,200
Concho Resources, Inc.	530,000	5.5000	4/1/2023	539,937
EP Energy, Inc.	185,000	9.3750	5/1/2020	198,875
Gulfport Energy Corp.	825,000	7.7500	11/1/2020	874,500
Jones Energry Holdings	280,000	6.7500	4/1/2022	278,600
Kodiak Oil & Gas Corp	370,000	8.1250	12/1/2019	394,494
Matador Resources Co. - 144A	375,000	6.8750	4/15/2023	386,719
Memorial Resource Development Corp.	525,000	7.6250	5/1/2021	515,813
Memorial Resource Development Corp. - 144A	905,000	5.8750	7/1/2022	882,375
Oasis Petroleum, Inc.	325,000	6.8750	3/15/2022	332,313
Rice Energy Corp.	655,000	6.2500	5/1/2022	661,550
Rosetta Resources, Inc.	105,000	5.6250	5/1/2021	105,656
Rosetta Resources, Inc.	325,000	5.8750	6/1/2022	325,813

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
OIL & GAS (Continued) - 10.3%
Sanchez Energy Corp.	$600,000	6.1250%	1/15/2023	$591,000
Western Refining, Inc.	1,040,000	6.2500	4/1/2021	1,055,600
Whiting Petroleum Corp.	245,000	5.0000	3/15/2019	245,613
				11,049,870
PACKAGING & CONTAINERS - 0.7%
Reynolds Group Issuer, Inc. .	750,000	5.7500	10/15/2020	785,625

PHARMACEUTICALS - 1.7%
Endo Finance LLC - 144A	525,000	6.0000	2/1/2025	541,078
Valeant Pharmaceuticals International - 144A	560,000	6.3750	10/15/2020	592,200
Valeant Pharmaceuticals International - 144A	375,000	6.7500	8/15/2021	394,219
VRX Escrow Corp - 144A	335,000	5.8750	5/15/2023	344,631
				1,872,128

PIPELINES - 4.1%
DCP Midstream LLC - 144A	160,000	6.7500	9/15/2037	158,287
DCP Midstream LLC - 144A	105,000	5.3500	3/15/2020	104,207
DCP Midstream LLC - 144A	180,000	4.7500	9/30/2021	172,542
MarkWest Energy Partners LP	360,000	4.5000	7/15/2023	362,700
Rockies Express Pipeline LLC - 144A	525,000	5.6250	4/15/2020	559,125
Rockies Express Pipeline LLC - 144A	1,170,000	6.8750	4/15/2040	1,284,075
Sabine Pass Liquefaction LLC	870,000	5.6250	2/1/2021	894,212
Sabine Pass Liquefaction LLC	860,000	6.2500	3/15/2022	907,300
				4,442,448
REAL ESTATE - 0.8%
Realogy Group LLC - 144A	855,000	5.2500	12/1/2021	877,444

REITS - 1.6%
iStar Financial, Inc.	630,000	7.1250	2/15/2018	670,163
iStar Financial, Inc.	545,000	5.0000	7/1/2019	545,000
RHP Hotel Properties LP	480,000	5.0000	4/15/2021	490,176
				1,705,339
RETAIL- 1.5%
Family Tree Escrow LLC - 144A	420,000	5.7500	3/1/2023	443,100
Men’s Wearhouse, Inc. - 144A	855,000	7.0000	7/1/2022	910,575
Rite Aid Corp. - 144A	295,000	6.1250	4/1/2023	307,169
				1,660,844
SOFTWARE - 1.6%
ACI Worldwide, Inc. - 144A	295,000	6.3750	8/15/2020	311,225
First Data Corp.	515,000	11.2500	1/15/2021	580,663
Nuance Communications, Inc. - 144A	840,000	5.3750	8/15/2020	852,600
				1,744,488
TELECOMMUNICATIONS - 13.7%
Altice Financing SA - 144A	545,000	6.6250	2/15/2023	564,075
Cincinnati Bell, Inc.	490,000	8.3750	10/15/2020	523,075
Commscope, Inc. - 144A	350,000	5.0000	6/15/2021	351,750
Commscope, Inc. - 144A	350,000	5.5000	6/15/2024	354,375
Earthlink Holdings Corp.	720,000	8.8750	5/15/2019	752,400
Earthlink Holdings Corp.	960,000	7.3750	6/1/2020	1,003,200
Fairpoint Communications, Inc. - 144A	1,050,000	8.7500	8/15/2019	1,128,750
Frontier Communications Corp.	730,000	8.5000	4/15/2020	812,125

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2015

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
TELECOMMUNICATIONS (Continued) - 13.7%
Frontier Communications Corp.	$855,000	9.2500%		7/1/2021	$974,700
Frontier Communications Corp.	115,000	6.2500		9/15/2021	114,425
Frontier Communications Corp.	140,000	6.8750		1/15/2025	135,938
GCI, Inc. - 144A	335,000	6.8750		4/15/2025	345,050
Intelsat Jackson Holdings	230,000	7.2500		10/15/2020	237,734
Intelsat Jackson Holdings	315,000	7.5000		4/1/2021	328,388
Intelsat Jackson Holdings	515,000	5.5000		8/1/2023	486,675
Level 3 Financing, Inc.	925,000	6.1250		1/15/2021	981,656
Level 3 Financing, Inc.	520,000	5.3750		8/15/2022	533,000
Level 3 Financing, Inc. - 144A	330,000	5.1250		5/1/2023	329,587
Sprint Capital Corp.	170,000	6.8750		11/15/2028	154,275
Sprint Corp.	540,000	7.8750		9/15/2023	543,375
Sprint Nextel Corp	1,175,000	11.5000		11/15/2021	1,430,563
Sprint Nextel Corp	975,000	7.0000		8/15/2020	992,063
ViaSat, Inc.	375,000	6.8750		6/15/2020	400,616
Windstream Holdings, Inc.	350,000	7.7500		10/15/2020	361,375
Windstream Holdings, Inc.	905,000	7.7500		10/1/2021	893,686
					14,732,856
TRANSPORTATION - 1.0%
Navios Maritime Acquisition Corp. - 144A	325,000	8.1250		11/15/2021	333,937
Watco Co. LLC - 144A	730,000	6.3750		4/1/2023	743,688
					1,077,625

TOTAL BONDS & NOTES (Cost - $101,255,032)					103,319,126

		Interest
Security	Shares	Rate
SHORT-TERM INVESTMENT - 2.5%
MONEY MARKET FUND - 2.5%
First American Government Obligations Fund	2,688,951	0.01	%+		2,688,951
TOTAL SHORT-TERM INVESTMENT (Cost - $2,688,951)

TOTAL INVESTMENTS - 98.8% (Cost - $104,107,573)					$106,175,993
OTHER ASSETS LESS LIABILITIES - 1.2%					1,246,294
NET ASSETS - 100.0%					$107,422,287

+ Variable rate security. Interest rate is as of April 30, 2015.
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
REITS - Real Estate Investment Trusts.

Portfolio Composition - (Unaudited)
B3	32.2%	Ba2	7.4%
B2	17.4%	Ba1	3.2%
B1	16.4%	Short-Term Investment	2.5%
Ba3	12.2%	Caa2	0.7%
Caa1	8.0%	Total	100.0%

* Based on total value of investments as of April 30, 2015.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Opportunity Bond Fund
Message from the Sub-Adviser (Rogge Global Partners PLC)

Catalysts for growth within international bonds were scarce over the fiscal six-month period as low levels of interest rates resulted in relatively muted global growth. Additionally, lower oil prices, the lack of velocity in the money supply, subdued inflation, and a monetary policy tilt to be accommodative to bond buying especially in Germany, Japan, and Sweden made it a difficult environment for this asset class. International bonds, as measured by the Barclays Global Aggregate ex-U.S. Bond Index, fell 4.8 percent over the fiscal six-month period ended April 30, 2015. When compared with the United States’ bond market, as measured by the Barclays U.S. Aggregate Bond Index, global bonds underperformed during the fiscal period as U.S. bonds increased 2.06 percent.

Emerging market countries and corporations broadly borrowed large sums of money right after the recession at the end of 2009. Now that there has been a slowdown these same countries and corporations are being squeezed to repay the debt in a external currency. Additionally, the commodity slow down coupled with the moderate growth in developed markets, and their own deleveraging has kept emerging market growth slow. The international bond asset class was primarily hurt by the weaker performance of emerging market bonds, as measured by the Barclays Emerging Markets ex-U.S. Aggregate Bond Index, in the first three month of the fiscal period by declining 8.8 percent, but contributed to performance the final three months by increasing 9 percent.

The Sub-Adviser implements a four step investment process using four key macroeconomic factors in four major asset classes to achieve returns in five unique areas. The four macroeconomic factors are: global economic outlook, inflation, interest rates, and event risk. The four major asset classes are: developed sovereign (government debt), investment grade credit (corporate debt), high-yield, and emerging markets. The four-step investment process has the following stages: assess relative value, risk management, micro-level analysis, and implementation. Finally, the five return components are: country, currency, yield curve, duration, and spread/sector. The Sub-Adviser seeks to identify healthy countries by measuring the sustainability of public borrowing in the private sector as well as the effectiveness and credibility of that nation’s authorities.

Over the six-month fiscal period, the largest currency exposure within the Fund was its exposure to the U.S. dollar. As the U.S. bull market remained in place over the fiscal period despite a narrowing of the growth gap within developed markets, this significant exposure contributed to the relative performance of the Fund. Although the Sub-Adviser increased the allocation to the Euro over the fiscal period, it is still relatively underweight. Along with the Euro, the Fund’s underweighting to the British pound contributed positively to performance over the fiscal period. The overweight to the Canadian dollar detracted from Fund performance and was closed out by the Sub-Adviser by the end of the most recent fiscal period. For the second consecutive six-month fiscal period, the Sub-Adviser’s currency selection was the largest contributor to performance.

Overall, the Sub-Adviser’s country selection contributed to the Fund’s performance over the fiscal period. The overweight to Europe contributed positively to performance while the underweight to Japan slightly detracted. For example, the United Kingdom 4.5% Due 12/7/2042 JD7 (B1VPJ5) (holding percentage*: 1.48 percent) increased 7.9 percent over the most recent fiscal six-month period while the Japan -287 1.9% Due 6/20/2017 (B232YG0) (holding percentage*: 2.78 percent) decreased 0.8 percent. As mentioned above, the asset class was helped by the strong performance of emerging market bonds and the Sub-Adviser’s allocation to this space also positively contributed to Fund performance. An emerging market holding that contributed positively to the Fund was the Republic of Indonesia 144A 2.88% Due 7/8/2021 Ann-7/8 (BP0S1C7) (holding percentage*: 0.33 percent) which increased 3.1 percent over the most recent six-month fiscal period. An allocation that detracted from the Fund’s performance over the most recent fiscal period was the allocation to inflation-linked bonds.

The Sub-Adviser believes that the key risks moving forward are further volatility in commodities, the strong U.S. dollar hurting the earnings of foreign countries that have debt denominated in U.S. Dollar, poor liquidity, and a materially weaker-than-expected global growth. Even amid these risks, the Sub-Adviser is optimistic of the coming fiscal period and beyond. The U.S. is still waiting on data to determine when to raise interest rates and the Sub-Adviser believes the economic data is unclear. It also believes that some employment numbers look favorable but some of the manufacturing numbers have been damaged. Additionally, the drop in the gasoline price has not been spent by consumers, it has been saved which to the Sub-Adviser this paints a picture of an economy that still in the throes of deleveraging and it does not expect stronger economic growth above that trend.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2015
			Annualized Since
	Six Months	One Year	Inception (11/1/13)
Class N	(4.83)%	(9.74)%	(5.21)%
Class C	(5.20)%	(10.36)%	(5.93)%
Class A with load of 4.50%	(9.19)%	(14.01)%	(8.30)%
Class A without load	(4.95)%	(9.96)%	(5.44)%
Barclays Global ex-US Aggregate Bond Index Unhedged	(4.83)%	(9.35)%	(4.42)%
Morningstar World Bond Category	(1.18)%	(1.42)%	0.89%

The Barclays Global ex US Aggregate Bond Index Unhedged is designed to be a broad based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.
The Morningstar World Bond Category A fund that invests at least 40% of bonds in foreign markets. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.38% for Class N, 2.13% for Class C and 1.63% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund
April 30, 2015

Security	Principal Amount	Interest Rate		Date	Value
CORPORATE BONDS & NOTES - 37.5%
AGRICULTURE - 0.3%
Imperial Tobacco Finance PLC	100,000 GBP	5.5000%		11/22/2016	$163,299

AUTO MANUFACTURERS - 2.6%
BMW Finance NV	350,000 EUR	3.2500		1/28/2016	401,427
Daimler AG	350,000 EUR	4.1250		1/19/2017	418,596
Fiat Chrysler Finance Europe	100,000 EUR	4.7500		7/15/2022	124,397
Volkswagen International Finance NV	350,000 EUR	1.8750		5/15/2017	405,226
Volkswagen International Finance NV	75,000 EUR	3.7500	+	Perpetual	90,537
					1,440,183
AUTO PARTS & EQUIPMENT - 0.2%
Samvardhana Motherson Automotive Systems Group BV	100,000 EUR	4.1250		7/15/2021	115,215

BANKS - 18.4%
Abbey National Treasury Services PLC	200,000 EUR	2.0000		1/14/2019	235,697
ABN AMRO Bank NV	50,000 EUR	4.3100	+	Perpetual	57,321
ABN AMRO Bank NV	300,000 EUR	6.3750		4/27/2021	425,059
Barclays Bank PLC	100,000 GBP	5.7500		8/17/2021	183,927
Barclays Bank PLC	300,000 EUR	6.0000		1/14/2021	412,555
BNP Paribas SA	200,000 EUR	2.6250	+	10/14/2027	228,749
BNP Paribas SA	250,000 EUR	2.8750		9/26/2023	323,000
BPCE SA	150,000 EUR	3.7500		7/21/2017	180,905
BPCE SA	50,000 EUR	4.6250	+	Perpetual	56,676
BPCE SA	200,000 EUR	4.6250		7/18/2023	266,943
Commonwealth Bank of Australia	250,000 EUR	4.2500		11/10/2016	298,047
Commonwealth Bank of Australia	300,000 EUR	5.5000		8/6/2019	401,328
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	300,000 EUR	4.3750		5/5/2016	350,675
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	300,000 EUR	5.8750		5/20/2019	400,734
Credit Agricole SA	300,000 EUR	3.8750		2/13/2019	379,587
Credit Suisse AG	300,000 EUR	5.1250		9/18/2017	374,344
Danske Bank AG	150,000 EUR	3.8750		2/28/2017	179,471
DNB Bank ASA	300,000 EUR	3.0000	+	9/26/2023	356,067
HSBC Holdings PLC	250,000 EUR	6.0000		6/10/2019	333,808
ING BANK NV	150,000 EUR	6.1250	+	5/29/2023	192,459
ING BANK NV	100,000 GBP	6.8750	+	5/29/2023	173,428
Intesa Sanpaolo SpA	200,000 EUR	4.3750		10/15/2019	256,886
KBC Groep NV	200,000 EUR	2.3740	+	11/25/2024	230,761
KBC IFIMA SA	150,000 EUR	2.1250		9/10/2018	177,505
Lloyds Bank PLC	200,000 EUR	6.5000		3/24/2020	276,673
National Australia Bank Ltd.	250,000 EUR	4.6250		2/10/2020	328,890
National Australia Bank Ltd.	100,000 GBP	5.1250		12/9/2021	179,282
Santander International Debt SAU	100,000 EUR	4.0000		1/24/2020	128,943
Societe Generale SA	350,000 USD	2.7500		10/12/2017	359,983
Societe Generale SA	200,000 EUR	2.2500		1/23/2020	241,768
Sumitomo Mitsui Banking Corp.	350,000 USD	1.5000		1/18/2018	349,455
Svenska Handelsbanken AB	300,000 EUR	3.7500		2/24/2017	358,311
Swedbank AB	300,000 EUR	3.3750		2/9/2017	355,338
Toronto-Dominion Bank	350,000 USD	1.4000		4/30/2018	350,625
UBS AG/London	250,000 GBP	6.6250		4/11/2018	441,734
UniCredit SpA	100,000 EUR	3.3750		1/11/2018	120,181
Westpac Banking Corp.	250,000 EUR	2.1250		7/9/2019	302,984
					10,270,099
CHEMICALS - 0.7%
Linde Fiance BV	300,000 EUR	4.7500		4/24/2017	366,931

CREDIT CARD ABS - 0.4%
Gracechurch Card Funding PLC	150,000 GBP	1.0066	+	7/15/2021	230,839

DIVERSIFIED FINANCIAL SERVICES - 0.3%
Arrow Global Finance PLC	100,000 GBP	7.8750		3/1/2020	162,482

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2015

Security	Principal Amount	Interest Rate		Date	Value
ELECTRIC - 3.2%
EDP Finance BV	100,000 EUR	2.6250%		1/18/2022	$118,493
Electricite de France	300,000 EUR	2.7500		3/10/2023	380,100
Enel Finance International NV	250,000 EUR	5.0000		9/14/2022	355,930
GDF Guez	250,000 GBP	7.0000		10/30/2028	548,742
Iberdrola Finanzas	300,000 EUR	4.1250		3/23/2020	391,193
					1,794,458
ELECTRONICS - 0.6%
Trionista Holdco GmbH	300,000 EUR	5.0000		4/30/2020	352,337

ENGINEERING & CONSTRUCTION - 0.4%
Deutsche Raststaetten Gruppe IV GmbH	100,000 EUR	6.7500		12/30/2020	122,911
Heathrow Fiance PLC	50,000 GBP	7.1250		3/1/2017	83,503
					206,414
ENTERTAINMENT - 0.4%
CPUK Finance Ltd.	150,000 GBP	11.6250		2/28/2018	246,144

FOOD - 0.2%
Agrokor dd	100,000 EUR	9.1250		2/1/2020	125,276

GAS - 0.7%
National Grid PLC	300,000 EUR	4.3750		3/10/2020	395,323

INSURANCE - 2.7%
Allianz Finance II BV	150,000 EUR	4.0000		11/23/2016	178,268
Allianz Finance II BV	250,000 EUR	4.7500		7/22/2019	330,039
Allianz Finance II BV	200,000 EUR	5.7500	+	7/8/2041	272,960
AXA SA	200,000 EUR	5.2500	+	4/16/2040	259,619
Willow No 2 Ireland PLC for Zurich Insurance Co. Ltd.	350,000 EUR	3.3750		6/27/2022	455,217
					1,496,103
INTERNET - 0.2%
United Group BV	100,000 EUR	7.8750		11/15/2020	120,361

MEDIA - 1.4%
Cable Communications Systems NV	100,000 EUR	7.5000		11/1/2020	118,847
Numericable - SFR	100,000 EUR	5.3750		5/15/2022	117,446
Sky PLC	300,000 EUR	1.5000		9/15/2021	344,298
Unitymedia Hessen GmbH & Co. KG	100,000 EUR	4.0000		1/15/2025	115,315
Unitymedia Hessen GmbH & Co. KG - 144A	100,000 EUR	3.5000		1/15/2027	111,840
					807,746
OIL & GAS - 0.4%
ONGC Videsh Ltd.	200,000 EUR	2.7500		7/15/2021	234,611

PACKAGING & CONTAINERS - 0.4%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.	100,000 EUR	4.2500		1/15/2022	114,923
Crown European Holdings SA	100,000 EUR	4.0000		7/15/2022	120,249
					235,172
REITS - 0.2%
Societe Fonciere Lyonnaise SA	100,000 EUR	4.6250		5/25/2016	117,230

SAVINGS & LOANS - 1.1%
Coventry Building Society	150,000 EUR	2.2500		12/4/2017	176,112
Nationwide Building Society	150,000 GBP	5.6250		9/9/2019	266,057
Silverstone Master Issuer PLC	100,000 GBP	5.0630		10/21/2016	162,380
					604,549

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2015

				Maturity
Security	Principal Amount	Interest Rate		Date	Value
TELECOMMUNICATIONS - 2.7%
Altice Financing SA - 144A	100,000 EUR	5.2500%		2/15/2023	$118,062
America Movil SAB de CV	300,000 EUR	3.0000		7/12/2021	376,814
Deutsche Telekom International Finance BV	250,000 EUR	4.8750		4/22/2025	377,488
Play Finance 2 SA	100,000 EUR	5.2500		2/1/2019	116,695
Telecom Italia SpA	50,000 GBP	6.3750		6/24/2019	85,495
Telefonica Europe BV	100,000 EUR	5.8750	+	Perpetual	127,983
Virgin Media Secured Finance PLC	100,000 GBP	5.5000		1/15/2021	166,709
Wind Acquisition Finance SA	100,000 EUR	4.0000		7/15/2020	113,820
					1,483,066

TOTAL CORPORATE BONDS & NOTES (Cost - $23,065,052)					20,967,838

FOREIGN GOVERNMENT BONDS - 56.4%
Austria Government Bond - 144A	250,000 EUR	3.4000		11/22/2022	344,905
Belgium Government Bond	200,000 EUR	4.2500		9/28/2022	288,745
Belgium Government Bond - 144A	100,000 EUR	5.0000		3/28/2035	190,359
Bundesrepublik Deutschland	300,000 EUR	4.7500		7/4/2034	580,812
Canadian Government Bond	750,000 CAD	1.5000		6/1/2023	622,566
Canadian Government Bond	250,000 CAD	4.0000		6/1/2041	279,813
Canadian Government Bond	350,000 CAD	5.7500		6/1/2033	450,212
Denmark Government Bond	2,250,000 DKK	3.0000		11/15/2021	400,979
France Government Bond OAT	800,000 EUR	2.2500		5/25/2024	1,033,921
France Government Bond OAT	200,000 EUR	4.5000		4/25/2041	387,350
France Government Bond OAT	170,000 EUR	4.7500		4/25/2035	315,894
Hungary Government International Bond	150,000 USD	5.3750		3/25/2024	168,915
Indonesia Government International Bond - 144A	150,000 EUR	2.8750		7/8/2021	177,009
Italy Buoni Poliennali Del Tesoro	550,000 EUR	1.5000		6/1/2025	617,489
Italy Buoni Poliennali Del Tesoro - 144A	100,000 EUR	3.2500		9/1/2046	130,857
Italy Buoni Poliennali Del Tesoro - 144A	200,000 EUR	3.5000		3/1/2030	269,187
Italy Buoni Poliennali Del Tesoro	600,000 EUR	3.7500		9/1/2024	806,479
Italy Buoni Poliennali Del Tesoro	300,000 EUR	4.5000		2/1/2020	397,201
Italy Buoni Poliennali Del Tesoro	420,000 EUR	4.5000		3/1/2024	591,686
Italy Buoni Poliennali Del Tesoro	750,000 EUR	4.7500		9/15/2016	894,528
Italy Buoni Poliennali Del Tesoro - 144A	350,000 EUR	4.7500		9/1/2044	579,818
Italy Buoni Poliennali Del Tesoro	350,000 EUR	5.0000		9/1/2040	580,953
Italy Buoni Poliennali Del Tesoro	150,000 EUR	5.5000		11/1/2022	220,206
Japan Government Ten Year Bond	270,650,000 JPY	1.4000		9/20/2019	2,394,733
Japan Government Ten Year Bond	171,800,000 JPY	1.9000		6/20/2017	1,493,111
Japan Government Thirty Year Bond	90,400,000 JPY	2.0000		9/20/2041	874,491
Japan Government Thirty Year Bond	146,950,000 JPY	2.5000		6/20/2036	1,535,811
Japan Government Twenty Year Bond	99,050,000 JPY	1.9000		9/20/2023	942,503
Japan Government Twenty Year Bond	205,350,000 JPY	2.1000		12/20/2027	2,045,390
Korea Treasury Bond	832,150,000 KRW	3.0000		9/10/2024	815,076
Mexican Bonos	22,150,000 MXN	6.5000		6/9/2022	1,509,094
Mexican Bonos	22,000 MXN	8.0000		12/7/2023	163,717
Mexican Bonos	9,900,000 MXN	7.5000		6/3/2027	718,307
Poland Government Bond	300,000 PLN	5.7500		9/23/2022	101,572
Romanian Government International Bond	100,000 EUR	2.8750		10/28/2024	120,669
Spain Government Bond - 144A	550,000 EUR	1.6000		4/30/2025	624,556
Spain Government Bond - 144A	510,000 EUR	3.8000		4/30/2024	687,649
Spain Government Bond - 144A	150,000 EUR	4.2000		1/31/2037	221,920
Spain Government Bond	700,000 EUR	4.2500		10/31/2016	834,718
Spain Government Bond - 144A	250,000 EUR	4.4000		10/31/2023	349,601
Spain Government Bond - 144A	520,000 EUR	5.1500		10/31/2044	910,736
Spain Government Bond - 144A	100,000 EUR	5.4000		1/31/2023	147,047
Spain Government Bond	230,000 EUR	6.0000		1/31/2029	385,678
Sweden Government Bond	3,600,000 SEK	4.2500		3/12/2019	503,885
Switzerland Government Bond	500,000 CHF	4.0000		2/11/2023	706,002
United Kingdom Gilt	300,000 GBP	4.2500		6/7/2032	589,210
United Kingdom Gilt	200,000 GBP	4.2500		12/7/2055	447,636

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2015

				Maturity
Security	Principal Amount	Interest Rate		Date	Value
FOREIGN GOVERNMENT BONDS (Continued) - 56.4%
United Kingdom Gilt	370,000 GBP	4.5000%		12/7/2042	$796,953
United Kingdom Gilt Inflation Linked	150,000 GBP	1.2500		11/22/2027	392,044
United Kingdom Gilt Inflation Linked	400,000 GBP	1.8750		11/22/2022	946,640
TOTAL FOREIGN GOVERNMENT BONDS (Cost - $33,078,522)					31,588,633

COLLATERALIZED MORTGAGE BACK SECURITIES - EURO - 0.4%
German Residential Funding PLC 2013-1A	96,043 EUR	1.1920	+	8/27/2024	109,891
Tauras CMBS PLC 2013-GMF1 A	96,967 EUR	1.0380	+	5/21/2024	110,432
TOTAL COLLATERALIZED MORTGAGE BACK SECURITIES - EURO (Cost - $261,442)					220,323

WHOLE LOAN COLLATERAL - 0.4%
Silverstone Master Issuer PLC -144A (Cost - $230,955)	150,000	0.9363		1/21/2070	231,261

SHORT-TERM INVESTMENTS - 1.5%	Shares
MONEY MARKET FUND - 1.5%
Fidelity Institutional Money Market Funds - Government Portfolio
(Cost - $830,056)	830,056	0.0001	+	—	830,056

TOTAL INVESTMENTS - 96.2% (Cost - $57,466,027)					$53,838,111
OTHER ASSETS LESS LIABILITIES - 3.8%					2,133,383
NET ASSETS - 100.0%					$55,971,494

MBS - Mortgage Back Security	DKK - Danish Krone	MXN - Mexican Peso
REIT - Real Estate Investment Trust	EUR - EURO	PLN - Polish Zloty
AUD - Australian Dollar	GBP - United Kingdom Pound	SEK - Swedish Krona
CAD - Canadian Dollar	JPY - Japanese Yen
CHF - Swiss Franc	KRW - South Korean Won

+  Variable rate security. Interest rate is as of April 30, 2015.
144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates

		Unrealized
		Appreciation
Futures Contracts	Contracts	(Depreciation)
FUTURES CONTRACTS PURCHASED*
Canadian 10 Year Bond maturing June, 2015
(Underlying Face Amount at Value $572,685)	6	$(11,550)
10 YR AUD Government Bond maturing June, 2015
(Underlying Face Amount at Value $42,335,562)	7	(3,431)
Japan 10 Year Future maturing June, 2015
(Underlying Face Amount at Value $10,328)	1	2,674
NET UNREALIZED LOSS FROM FUTURES CONTRACTS PURCHASED		(12,307)

FUTURES CONTRACTS SOLD *
Euro BOBL Future maturing June, 2015
(Underlying Face Amount at Value ($1,619,136))	(10)	5,606
Euro Bund Future maturing June, 2015
(Underlying Face Amount at Value ($1,575,887))	(8)	30,945
Euro Buxl maturing June, 2015
(Underlying Face Amount at Value ($212,021))	(1)	9,710
Euro Schatz maturing June, 2015
(Underlying Face Amount at Value ($1,956,590))	(14)	(79)
Long Gilt Future maturing June, 2015
(Underlying Face Amount at Value ($1,674,693))	(6)	24,503
NET UNREALIZED GAIN FROM FUTURES CONTRACTS SOLD		70,685

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2015

Unrealized
Appreciation
NET UNREALIZED GAIN FROM FUTURES CONTRACTS	$58,378

* Face amounts are the underlying reference notional amounts to stock exchange indices and bonds upon which the fair value of the futures contracts traded by the Fund are based. While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments.

Portfolio Composition * - (Unaudited)
Japan	17.89%	Mexico	5.14%
Britain	13.20%	Germany	3.16%
Italy	10.31%	Switzerland	2.83%
France	9.88%	Sweden	2.26%
Netherlands	9.25%	Other Countries	17.38%
Spain	8.70%	Total	100.00%

* Based on total value of investments as of April 30, 2015.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Dynamic Macro Fund
Message from the Sub-Adviser (Mellon Capital Management Corporation)

Global equity markets showed strength early in the fiscal six-month period as a result of various political and central bank actions that influenced the market significantly. Geopolitical risk fell off as Ukraine and Russia agreed to a cease fire and 15 central banks engaged in some form of quantitative easing, spurring a rally in global stocks. Significant divergence occurred within equity markets among various regions particularly with respect to Asia, Europe, and North America, which the Sub-Adviser believes should benefit global macro strategies as this is dispersion potentially makes these investment opportunities more rewarding. Later in the fiscal period the U.S. began reporting lackluster economic data and relatively weak earnings releases. In contrast, the Euro zone displayed weakness through the end of 2014 and the beginning of 2015, but reversed course in the most recent months and showed positive economic momentum and improved company earnings. Global macro strategies, as measured by the IQ Hedge Global Macro Beta Index, increased 0.1 percent over the most recent fiscal six-month period ended April 30, 2015. Bonds started the fiscal period strong but were relatively flat to close the fiscal six-month period. Bonds, as measured by the Barclays Aggregate Bond Index, increased 2.1 percent. The performance of emerging market equities, as measured by the MSCI Emerging Markets Index, had a volatile six-month period declining 5.1 percent the first three months and increasing 9.5 percent in the fiscal three months to close out the six-month period.

The Sub-Adviser seeks to construct a balanced growth portfolio that aims to deliver equity-like total returns with reduced risk and improved downside control. It attempts to achieve this goal by utilizing a multi-asset strategy that allocates dynamically across global equities, bonds, and real assets. The current strategy’s exposure is broken down into three different categories: growth assets which include developed market equities, emerging market equities, high-yield bonds, and emerging market debt; hedging assets which include developed and emerging market currency, global cash equivalents, investment grade bonds, and global developed and sovereign bonds; and real assets which include global commodities, global inflation-linked bonds, and inflation-sensitive derivatives.

In the first three months of the fiscal six-month period, the hedging assets contributed positively to the performance of the Fund by keeping balance in a volatile period amid geopolitical concerns, the beginning of quantities easing in Europe, and a relatively disappointing beginning to the calendar fourth quarter’s earnings season. In the subsequent three months the Sub-Adviser was able to enhance the returns in the hedging assets by being long U.S. bonds and short Euro bunds. Despite the enhancement and consistent performance, the hedging assets detracted from absolute performance over the final three months of the six-month performance as markets rallied.

The growth asset strategy exposure was the strongest contributor to the performance of the Fund over the most recent fiscal six-month period. The largest allocation in this strategy, developed ex-U.S. equities, were the best performers within this category. Many of these countries also benefited from a cheaper relative currency, specifically to aide in the increase in exports. One of the best performing holdings was the Fund’s investment in Hong Kong. The Sub-Adviser believes that this is partially attributed to the expansionary action of the Bank of China, which lowered the required reserve ratio by roughly 100 basis points. Additionally, the lifting of investments restrictions on Chinese investors may have also spurred markets in the area. A Fund position that tracks this market is the Hang Seng Index Future May 2015 (HIK5) (holding percentage*: 0.01 percent) which increased 12.9 percent over the month of April alone. The U.S. equity exposure within the Fund contributed to relative performance but detracted from absolute performance over the fiscal six- month period. The SPDR S&P 500 ETF Trust (SPY) (holding percentage*: 17.20 percent) increased 4.4 percent over the fiscal period. Additionally, the Fund’s exposure to emerging markets had a similar effect to the Fund, contributing to relative performance but detracting from the absolute performance. The iShares MSCI Emerging Markets Index (EEM) (holding percentage*: 4.61 percent) climbed 3.1 percent over the most recent six-month period.

The real assets strategy exposure detracted from performance in the first three months which is mainly attributed to the Fund’s exposure to commodities. OPEC (Organization of Petroleum Exporting Countries) producers chose to maintain market share rather than curb productions. As a result of this, supply is expected to continue to outpace demand over the next year which could be a bearish signal for the commodity; however oil prices slightly rebounded in the final three months of the fiscal period. Over the six-month fiscal period, the Powershares DB Commodity Index Tracking Fund (DBC) (holding percentage*: 6.59 percent) decreased 18.1 percent.

The Sub-Adviser is optimistic for the coming fiscal quarter and fiscal year. The Sub-Adviser believes that this volatility-targeted strategy may provide the investor with more consistent returns than traditional asset classes. It believes that through the flexibility of the strategy and the use of alternative investments the Fund may provide equity-like returns with lower beta and less correlation than traditional equity investments.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2015
	Six	One	Annualized	Annualized	Annualized Since Inception
	Months	Year	Three Years	Five Years	(4/30/2010)
Class N	6.01%	7.68%	2.82%	2.74%	2.74%
Class C	5.57%	6.64%	1.80%	1.75%	1.75%
Class A with load of 5.75%	(0.19)%	1.15%	0.56%	1.27%	1.27%
Class A without load	5.89%	7.37%	2.56%	2.48%	2.48%
IQ Hedge Global Macro Beta Index	0.05%	(0.20)%	1.90%	11.74%	11.74%
IQ Hedge Long/Short Beta Index	4.04%	7.62%	7.79%	6.59%	6.59%
Morningstar Long/Short Equity Category	2.21%	3.24%	2.50%	2.25%	2.25%

The IQ Hedge Macro Index seeks to replicate the risk-adjusted return characteristics of a combination of hedge funds pursuing a macro strategy and hedge funds pursuing an emerging markets strategy.

The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style. Investors cannot invest directly in an index or benchmark.
The Morningstar Long/Short Equity Category is generally representative of mutual funds that primarily invest in both long and short positions in equities and related derivatives.
As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 4.05% for Class N, 5.05% for Class C and 4.30% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Dynamic Macro Fund
April 30, 2015

Security	Shares	Value
EXCHANGE TRADED FUNDS - 35.1%
COMMODITY FUND - 7.0%
PowerShares DB Commodity Index Tracking Fund *	96,303	$1,761,382

DEBT FUND - 4.8%
SPDR Barclays High Yield Bond ETF	30,633	1,208,165

EQUITY FUNDS - 23.3%
iShares MSCI Emerging Markets ETF	28,759	1,233,186
SPDR S&P 500 ETF Trust	22,054	4,598,700
		5,831,886

TOTAL EXCHANGE TRADED FUNDS (Cost - $8,463,480)		8,801,433

OPTIONS * - 6.6%
CALL OPTION ON FUTURES PURCHASED - 6.4%	Contacts +
Swiss Market IX, Expiration June 15, 2015
Exercise Price $9,115.74 *	80	13,779
US 10 Year Future, Expiration June 19, 2015
Exercise Price $114 *	128	1,586,000
TOTAL CALL OPTIONS ON FUTURES - (Cost - $1,456,094)		1,599,779

PUT OPTIONS ON FUTURES PURCHASED - 0.2%
S&P 500 E-Mini Option, Expiration May 15, 2015
Exercise Price $2000	33	8,250
S&P 500 E-Mini Option Expiration June 19, 2015
Exercise Price $2000	47	46,412
TOTAL PUT OPTIONS ON FUTURES - (Cost - $71,497)		54,662

TOTAL OPTIONS (Cost - $1,527,591)		1,654,441

	Principal	Discount
	Amount ($)	Rate	Maturity
SHORT-TERM INVESTMENTS - 65.0%
U.S. GOVERNMENT SECURITIES - 44.9%
US Treasury Bill ++	65,000	0.0000%	6/4/2015	64,998
US Treasury Bill	10,422,000	0.0200%	7/9/2015	10,421,661
US Treasury Bill ++	765,000	0.1450%	9/17/2015	764,799
				11,251,458

MONEY MARKET - 20.1%	Shares	Interest Rate
STIT- Liquid Assets - Institutional Class	5,034,738	0.2000%^		5,034,738

TOTAL SHORT-TERM INVESTMENTS - (Cost - $16,286,196)				16,286,196

TOTAL INVESTMENTS - 106.7% (Cost - $26,277,267)				$26,742,070
LIABILITIES LESS OTHER ASSETS - (6.7)%				(1,673,492)
NET ASSETS - 100.0%				$25,068,578

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Dynamic Macro Fund (Continued)
April 30, 2015

		Unrealized
		Appreciation
Security	Contracts	(Depreciation)
FUTURES CONTRACTS PURCHASED ** - 1.2%
10 YR Mini JBG Future, June 2015
(Underlying Face Amount at Value $30,968)	30	$345
AEX Index (Amsterdam), May 2015
(Underlying Face Amount at Value $731,777)	6	(20,047)
CAC 40 10 Euro Future, May 2015
(Underlying Face Amount at Value $819,151)	13	(19,985)
DAX Index, June 2015
(Underlying Face Amount at Value $2,527,583)	7	(111,637)
Hang Seng Index Future, May 2015
(Underlying Face Amount at Value $23,389)	1	1,832
IBEX - 35 Index Future, May 2015
(Underlying Face Amount at Value $428,205)	3	(12,281)
Long Gilt Future, June 2015
(Underlying Face Amount at Value $3,628,502)	13	(15,290)
S&P 500 E- Mini Future, June 2015
(Underlying Face Amount at Value $2,286,790)	22	(5,677)
S&P/TSX 60 IX Future, June 2015
(Underlying Face Amount at Value $240,868)	2	8,999
SPI 200 Future, June 2015
(Underlying Face Amount at Value $268,244)	3	(6,266)
TOPIX Index Future, June 2015
(Underlying Face Amount at Value $23,299)	21	90,098
US 10 Year Future, June 2015
(Underlying Face Amount at Value $1,797,250)	14	(9,572)
TOTAL FUTURES CONTRACTS PURCHASED		$(99,481)

FUTURES CONTRACTS SOLD ** - (0.5)%
10 YR AUD Government Bond, March 2015
(Underlying Face Amount at Value $1,364,225)	(17)	24,194
Canadian 10 Year Bond, June 2015
(Underlying Face Amount at Value $381,790)	(4)	10,273
Euro-Bund Future, March 2015
(Underlying Face Amount at Value $7,485,463)	(38)	81,426
FTSE 100 Index, March 2015
(Underlying Face Amount at Value $1,637,312)	(10)	8,963
FTSE/MIS Index Future, June 2015
(Underlying Face Amount at Value $997,438)	(7)	(2,083)
TOTAL FUTURES CONTRACTS SOLD		122,773

WRITTEN PUT FUTURE OPTIONS - (0.1)%
Swiss Market IX, Expiration June 15, 2015
Exercise Price $9,115.74 (Cost - ($21,047)	(80)	(21,317)

ETF - Exchange Traded Fund
*	Non income producing security.
+	Each option contract allows holder to purchase/sell 100 sahres of the underlying security at the exercise price.
++	All or part of the security was held as collateral for futures outstanding as of April 30, 2015
^	Variable rate security. Interest rate is as of April 30, 2015.
**
The amounts shown are the underlying reference notional amounts to stock exchange indices, debt securities and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Dynamic Macro Fund (Continued)
April 30, 2015

Portfolio Composition * - (Unaudited)
U.S. Government Securities	42.07%	Call Options On Futures Purchased	5.98%
Equity Funds	21.81%	Debt Funds	4.52%
Money Market Fund	18.83%	Put Option On Futures Purchased	0.20%
Commodity Fund	6.59%	Total	100.00%

* Based on total value of investments as of April 30, 2015.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Alternative Strategy Fund
Message from the Sub-Adviser (Market Concepts, LLC)

Although managed futures strategies generally cover a diverse array of asset classes, most of the returns during the first half of the fiscal year were highly correlated with the price movements in the energy markets. In the first fiscal quarter, managed futures strategies, as measured by the Credit Suisse Managed Futures Liquid Index, surged 20.1 percent as oil prices plummeted. The second fiscal quarter was less dramatic as managed futures declined 1.2 percent. While the previous fiscal quarter’s gain was primarily attributable to the index reflecting strong gains in the short oil and long bond trends that exponentially increased during that fiscal quarter, those asset classes generally had a less dramatic impact in the most recent fiscal quarter. Domestic equity markets, as measured by the S&P 500 Index, generally saw an increase during the six-month period, rising 4.4 percent. Emerging markets equities, as measured by the MSCI Emerging Markets Index, showed modest performance over the same time period, up 3.9 percent. However, this moderate overall return was not indicative of the excitement that emerging markets equities experienced during the period as they had a weak first fiscal quarter, falling 5.1 percent, followed by a strong second fiscal quarter, up 9.5 percent. Foreign developed markets, as measured by the MSCI EAFE Index, had a similar experience as they rose 8.8 percent in the second fiscal quarter after dropping 3.1 percent in the first fiscal quarter. With the diversified nature of managed futures, exposure to multiple asset classes may provide non-correlated returns as reflected in the performance of the Credit Suisse Managed Futures Liquid Index. The Sub-Adviser continues to believe that the trend conditions of the various asset classes offer the Fund an advantageous investment environment on the back-drop of the multiple year divergence that has occurred between the domestic equity markets and other investment asset classes.

Commodities, as measured by the Thomson Reuters / Jefferies CRB Commodity index, fell 15.6 percent during the six-month period. Commodities in general rose 4.9 percent in the second fiscal quarter after dropping 19.5 percent in the first fiscal quarter. As the negative sloping trends in oil from the first fiscal quarter generally abated and gave way to an overall positive performance in February, the Sub-Adviser did implement short-term oriented positions designed to capture the inverse performance of oil such as the ProShares UltraShort Bloomberg Crude Oil ETF (SCO) (holding percentage**: 0.96 percent). As March gave way to additional declines in energy prices, including oil, the Fund generally benefitted from these positions. The price of crude oil generally rose during the second fiscal quarter, experiencing a rise of 23.6 percent, albeit from significantly suppressed levels suffered in the first fiscal quarter. The Sub-Adviser continued to attempt to exploit trends in gold prices, using the PowerShares DB Gold Short ETN (DGZ) (holding percentage*: 3.43 percent), which attempts to replicate the inverse performance of gold price movements. The PowerShares DB Gold Short ETN had decreased 9.5 percent in the first fiscal quarter but rose 8.2 percent in the second recent fiscal quarter as gold reversed its overall direction.

Among U.S. equities, the Sub-Adviser continued to implement various U.S. sector ETFs during the six-month period such as the Utilities Select Sector SPDR Fund (XLU) (holding percentage**: 5.96 percent), Health Care Select Sector SPDR Fund (XLV) (holding percentage**: 1.89 percent), and Consumer Staples Select Sector SPDR Fund (XLP) (holding percentage**: 4.43 percent). During the six-month period, the Health Care Select Sector SPDR Fund and Consumer Staples Select Sector SPDR Fund rose 7.3 percent and 4.9 percent, respectively, while the Utilities Select Sector SPDR Fund declined 1.1 percent. However, the Sub-Adviser generally exited these holdings during February and March once the trend was considered over. The Sub-Adviser was unable to avoid the losses sustained in the Utilities Select Sector SPDR Fund, but did capture the majority of the gains in the Health Care Select Sector SPDR Fund and Consumer Staples Select Sector SPDR Fund, as these two ETFs saw the largest portion of the overall gains in the first two months of the second fiscal quarter.

Foreign investing provided more consistent positive performance in the second fiscal quarter than in the first fiscal quarter, and proved to be one of the strongest contributors to the Fund’s return in the second fiscal quarter. In contrast to the first fiscal quarter, the Sub-Adviser found significantly rewarding opportunities in short-term trends in broad emerging markets through the iShares MSCI Emerging Markets ETF (EEM) (holding percentage**: 14.94 percent). While the iShares MSCI Emerging Markets ETF fell 6.2 percent in the first fiscal quarter, it rose 9.9 percent in the second recent fiscal quarter. When considering other developing countries, the iShares China Large-Cap ETF (FXI) (holding percentage*: 2.48 percent) surged 24.5 percent in the second fiscal quarter alone, outpacing the broad emerging markets ETF. On the developed country front, the Fund held positions in two currency-hedged ETFs focused on developed Europe: Deutsche X-Trackers MSCI Europe Hedged Equity ETF (DBEU) (holding percentage*: 1.10 percent); and WisdomTree Europe Hedged Equity Fund (HEDJ) (holding percentage*: 2.27 percent). The Deutsche X-Trackers MSCI Europe Hedged Equity ETF and WisdomTree Europe Hedged Equity Fund increased 12.4 percent and 18.6 percent, respectively during the six-month period.

The Sub-Adviser’s discipline of investing in established trends that meet strict requirements provided mixed results for the Fund’s performance relative to the benchmark index, detracting from relative performance in the first fiscal quarter and aiding relative performance in the second fiscal quarter. This was primarily due to the Sub-Adviser finding opportunities across a diverse group of investments surrounding various asset classes and sectors, which helps to explain the underperformance in the first fiscal quarter when a single section of the commodities market experienced what many have considered an anomaly that singlehandedly influenced the index performance.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2015
			Annualized	Annualized	Annualized Since
	Six Months	One Year	Three Years	Five Years	Inception (2/13/09)
Class N	2.21%	5.93%	1.15%	0.27%	1.65%
Class C	1.74%	4.84%	0.14%	(0.77)%	0.09% *
Class A with load of 5.75%	(3.76)%	(0.41)%	(1.07)%	(1.18)%	(0.64)% **
Class A without load	2.12%	5.68%	0.90%	0.00%	1.62% **
Dow Jones Credit Suisse Managed Futures Liquid Index	18.67%	30.11%	7.71%	4.30%	3.31%
Morningstar Managed Futures Category	8.52%	13.97%	1.37%	0.15%	(0.72)%

* Inception date for Class C is May 14, 2009.
** Inception date for Class A is March 25, 2009, performance for Class A includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class P).
Class N and Class C performance includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class I and Class C, respectively).
The Dow Jones Credit Suisse Managed Futures Liquid Index allocates assets among four major asset classes (equities, fixed-income, commodities and currencies) represented by 18 trading vehicles using a methodology that, in part, seeks to replicate a managed futures strategy that historically has produced gains during periods of rising and declining markets. Investors cannot invest directly in an index or benchmark.
The Morningstar Managed Futures Category is generally representative of funds that trade liquid global futures, options, swaps, and foreign exchange contracts, both listed and over-the-counter. A majority of these funds follow trend-following, price-momentum strategies.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before and after fee waiver, including underlying funds, are 2.10% for Class N, 3.10% for Class C and 2.35% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Alternative Strategy Fund
April 30, 2015

Security	Shares	Value
EXCHANGE TRADED FUNDS - 29.5%
COUNTRY FUND - 4.1%
iShares China Large-Cap ETF	8,500	436,305
iShares MSCI South Africa ETF	5,500	388,795
		825,100
DIVERSFIED FINANCIAL SERVICES - 4.8%
Fidelity MSCI Consumer Discretionary Index ETF	12,900	391,515
SPDR S&P Regional Banking ETF	13,800	567,318
		958,833
GROWTH & INCOME - LARGE CAP - 10.0%
Deutsche X-trackers MSCI Europe Hedged Equity ETF	6,600	192,522
SPDR S&P 500 ETF Trust	8,700	1,814,124
		2,006,646
INTERNATIONAL EQUITY - 3.0%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	6,800	205,292
WisdomTree Europe Hedged Equity Fund	6,200	398,412
		603,704
LEISURE - 3.0%
Consumer Discretionary Select Sector SPDR Fund	7,900	594,949

TECHNOLOGY - 4.6%
iShares Nasdaq Biotechnology ETF	1,150	383,709
Powershares QQQ Trust Series 1	5,100	548,913
		932,622

TOTAL EXCHANGE TRADED FUNDS - (Cost - $5,748,517)		5,921,854
Security	Shares	Value
EXCHANGE TRADED NOTE - 3.0%
COMMODITY - 3.0%
DB Gold Short ETN *	38,800	$602,176
(Cost - $600,954)

SHORT - TERM INVESTMENT - 55.1%
MONEY MARKET FUND - 55.1%
Invesco STIT-Treasury Portfolio - 0.03% +
(Cost - $11,055,370)	11,055,370	11,055,370

TOTAL INVESTMENTS - 87.6% (Cost - $17,404,841)		$17,579,400
OTHER ASSETS LESS LIABILITIES - 12.4%		2,487,365
NET ASSETS - 100.0%		$20,066,765

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

*	Non income producing security.

+	Variable rate security. Interest rate is as of April 30, 2015.

Portfolio Composition * - (Unaudited)
Growth & Income - Large Cap	11.4%	Technology	3.1%
Financial Services	5.4%	Market Neutral - Equity	2.3%
Country Funds	4.7%	Health & Biotechnology	2.2%
Commodity	3.4%	International Equity	1.2%
Leisure Industry	3.4%	Short Term	62.9%
		Total	100.0%

*	Based on total value of investments as of April 30, 2015.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Appreciation & Income Fund
Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

Convertible securities, as measured by the Bank of America/Merrill Lynch All Convertibles All Qualities Index, increased 3.9 percent in the six-month period ended April 30, 2015. Convertibles underperformed broader equity indexes, such as the S&P 500 Index, which rose 4.4 percent during the same time period. Convertible securities substantially outperformed bonds in general, as the Barclays Aggregate Bond Index increased 2.1 percent.

Over the fiscal six-months ended April 30, 2015, the Sub-Adviser’s credit quality allocation went from approximately 6 percent to investment grade convertible bonds, approximately 11 percent to non-investment grade convertible bonds, and approximately 81 percent of the Fund to non-rated convertibles at the beginning of the period to approximately 7 percent to investment grade convertible bonds, approximately 16 percent to non-investment grade convertible bonds, and 73 percent of the Fund to non-rated convertibles at the end of the period. Although the Sub-Adviser reduced the allocation to non-rated securities by the end of the fiscal period, they still see opportunities in that segment and believe they will be able to create more alpha by exploiting higher inefficiencies in these non-rated securities that are less followed by analysts.

The technology sector was the single largest contributing sector to the Fund over the fiscal six-month period. The slight underweight to the sector was suppressed by security selection, which was stellar in the sector over the time period, as the sector return in the portfolio was nearly five times that of the benchmark index. A contributor from the sector was ON Semiconductor Corporation (682189AH8) (holding percentage*: 2.06 percent), a supplier of analog, standard logic, and discrete semiconductors for data and power management. The stock gained 39.0 percent over the fiscal period while the convertible bond gained 14.0 percent.

The consumer discretionary sector had the single largest negative impact on the Fund over the fiscal six-month period. While an underweight of 250 basis points to the sector relative to the benchmark may have aided the Fund, security selection from the sector had a net negative impact on the Fund. A detractor from this sector was Iconix Brand Group, Inc. (451055AF4) (holding percentage**: 0.79 percent), a company that licenses its brand names to retailers and manufacturers throughout the world. The stock lost 32.3 percent over the fiscal six-month period while the convertible bond lost 22.3 percent before the Sub-Adviser exited all positions in late April.

Going forward, the Sub-Adviser expects moderate gross domestic product growth of between 2 to 3 percent; U.S. economic momentum will continue due to gradual improvements in consumer confidence, the housing market, and the unemployment rate; and real interest rates and inflation should remain low, albeit increasing in line with Fed expectations. Corporate cash flows are strong due to low absolute interest rates that have been locked in from refinancing, which enhances interest coverage and free cash flow. The Fund sees low maturity and default risk as well, due to the 2009-2013 refinancing boom. Low credit quality non-refinance issuance has remained relatively low, signaling a low default environment. With historically strong performance during periods of volatile upward-moving equity markets, convertible securities appear to be an attractive investment in the current market conditions.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2015
	Six		Annualized	Annualized	Annualized	Annualized Since
	Months	One Year	Three Years	Five Years	Ten Years	Inception (12/10/04)
Class N	3.78%	8.36%	9.58%	8.75%	7.53%	6.46%
Class C	3.35%	7.27%	8.49%	7.68%	6.47%	5.41%
Class A with load of 5.75%	(2.22)%	1.85%	7.16%	7.23%	N/A	5.28%*
Class A without load	3.73%	8.11%	9.32%	8.51%	N/A	6.03%*
Merrill Lynch All Convertibles All Qualities Index	3.91%	8.95%	14.41%	10.85%	8.39%	7.39%
ML Conv. ex Mandatory Index	3.78%	8.36%	9.58%	8.75%	7.53%	6.46%
Morningstar Moderate Allocation Category	3.21%	6.68%	11.38%	9.00%	7.42%	6.97%

*Class A commenced operations on January 3, 2007.

The Merrill Lynch All Convertibles All Qualities Index is a widely used index that measures convertible securities’ performance. It measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.
The Bank of America Merrill Lynch Convertibles ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities. Investors cannot invest directly in an index or benchmark.
The Morningstar Moderate Allocation Category is generally representative of mutual funds that typically have 50% to 70% of assets in equities and the remainder in fixed income securities and cash.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.63% for Class N, 2.63% for Class C and 1.88% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund
April 30, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
CONVERTIBLE BONDS - 76.1%
AIRLINES - 0.9%
AirTran Holdings, Inc.	$95,000	5.2500%	11/1/2016	$267,306

BIOTECHNOLOGY - 12.5%
Acorda Therapeutics, Inc.	1,000,000	1.7500	6/15/2021	987,500
Ani Pharmaceuticals, Inc.	760,000	3.0000	12/1/2019	865,450
Illumina, Inc. - 144A	325,000	0.0000	6/15/2019	363,187
Illumina, Inc. - 144A	600,000	0.5000	6/15/2021	694,500
Medivation, Inc.	365,000	2.6250	4/1/2017	858,206
				3,768,843
DIVERSIFIED FINANCIAL SERVICES - 2.0%
FXCM, Inc.	715,000	2.2500	6/15/2018	596,131

ELECTRICAL COMPONENTS & EQUIPMENT - 3.8%
SunPower Corp. - 144A	1,120,000	0.8750	6/1/2021	1,141,700

HEALTHCARE-PRODUCTS - 3.1%
Wright Medical Group, Inc. - 144A	895,000	2.0000	6/15/2019	941,988

HEALTHCARE-SERVICES - 3.1%
Molina Healthcare, Inc.	605,000	1.1250	1/15/2020	927,919

HOLDING COMPANIES - DIVERSIFIED - 3.3%
Horizon Pharma Investment Ltd. - 144A	800,000	2.5000	3/15/2022	997,000

HOME BUILDERS - 2.6%
Standard Pacific Corp.	700,000	1.2500	8/1/2032	820,750

MEDIA - 2.0%
Liberty Media Corp.	588,000	1.3750	10/15/2023	591,675

OIL & GAS - 3.6%
Goodrich Petroleum Corp.	320,000	5.0000	10/1/2032	190,400
Whiting Petroleum Corp. - 144A	750,000	1.2500	4/1/2020	897,188
				1,087,588
PHARMACEUTICALS - 7.4%
Akorn, Inc.	110,000	3.5000	6/1/2016	522,019
Depomed, Inc.	840,000	2.5000	9/1/2021	1,183,875
Mylan, Inc.	100,000	3.7500	9/15/2015	541,438
				2,247,332
REAL ESTATE - 3.0%
Forest City Enterprises, Inc. - Class A	790,000	3.6250	8/15/2020	893,194

SEMICONDUCTORS - 6.4%
ON Semiconductor Corp.	500,000	2.6250	12/15/2026	623,438
Rambus, Inc.	1,000,000	1.1250	8/15/2018	1,292,500
				1,915,938
SOFTWARE - 13.2%
Akamai Technologies, Inc.	750,000	0.0000	2/15/2019	819,379
Dealertrack Technologies, Inc.	750,000	1.5000	3/15/2017	909,844

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund (Continued)
April 30, 2015

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
SOFTWARE (Continued) - 13.2%
Medidata Solutions, Inc.	$1,100,000	1.0000%	8/1/2018	$1,298,687
PROS Holdings, Inc. - 144A	950,000	2.0000	12/1/2019	939,906
				3,967,816
TELECOMMUNICATIONS - 6.2%
Finisar	932,000	0.5000	12/15/2033	940,737
Gogo, Inc. - 144A	870,000	3.7500	3/1/2020	921,116
				1,861,853
TRANSPORTATION - 3.0%
Scorpio Tankers, Inc. - 144A	860,000	2.3750	7/1/2019	889,025

TOTAL CONVERTIBLE BONDS (Cost - $21,438,744)				22,916,058

		Dividend
	Shares	Rate
PREFERRED STOCK - 13%
DIVERSIFIED FINANCIAL SERVICES - 1.1%
AMG Capital Trust II	5,500	5.1500%	338,595

INSURANCE - 3.4%
Maiden Holding Ltd.	20,000	7.2500	1,037,000

OIL & GAS - 1.1%
Rex Energy Corp.	7,000	6.0000	315,140

PHARMACEUTICALS - 2.5%
Actavis PLC	735	5.5000	739,265

REITS - 4.9%
Crown Castle International Corp.	5,750	4.5000	602,025
iStar Financial, Inc.	15,000	4.5000	886,179
			1,488,204

TOTAL PREFERRED STOCK (Cost - $3,525,849)			3,918,204

		Interest
		Rate
SHORT-TERM INVESTMENT - 11.2%
MONEY MARKET FUND - 11.2%
First American Government Obligations Fund	3,368,365	0.01	%+	3,368,365
TOTAL SHORT-TERM INVESTMENT (Cost - $3,368,365)

TOTAL INVESTMENTS - 100.3% (Cost - $28,332,958)				$30,202,627
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%				(96,271)
TOTAL NET ASSETS - 100.0%				$30,106,356

+ Variable rate security. Interest rate is as of April 30, 2015.
REITS - Real Estate Investment Trusts.
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund (Continued)
April 30, 2015

Portfolio Composition * - (Unaudited)
Convertible Bonds	75.8%
Preferred Stock	13.0%
Short-Term Investment	11.2%
Total	100.0%

* Based on total value of investments as of April 30, 2015.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Value Fund
Message from the Sub-Adviser (C.S. McKee, L.P.)

Large cap value stocks, as measured by the Russell 1000 Value Index, increased during the six-month period that ended April 30, 2015, rising 2.9 percent. Large cap growth stocks outperformed by a wide margin during the same period, gaining 6.5 percent and also besting broader equity indexes, such as the S&P 500 Index, which posted a 4.4 percent return. The top performing sectors in the Fund included healthcare and utilities while the consumer staples and energy sectors lagged somewhat.

The healthcare sector added to performance on an absolute and relative basis and was by far the strongest sector during the six-month period. Stocks held by the Fund in this sector outpaced those held within the benchmark index by more than 7 percent and the overall index by more than 13 percent. A moderate overweight to this sector also added to performance. The holdings in this sector alone added 1.2 percent to the total return of the Fund. AmerisourceBergen Corporation (ABC) (holding percentage*: 4.8 percent), an international pharmaceutical wholesaler, was the largest contributor to performance in the Fund and was also the largest single position.. The stock increased by 34.7 percent in the six-month period ended April 30, 2015.

Exposure to the energy sector detracted slightly from performance, mainly to a small underweight to the sector. Security selection had a positive effect, however. Oil prices, which had hit multi-year lows during the first part of the six-month period, rebounded somewhat and stabilized toward the end of the period. The Sub-Adviser focused on firms that have a large percentage of their business concentrated in refining and services, thus their profits are more dependent on volume rather than the price of oil. One of the best performing stocks held by the Fund in this sector was Baker Hughes, Inc. (BHI) (holdings percentage*: 1.8 percent), an oil services and equipment firm, which had a total return of 29.6 percent in the six-month period ended April 30, 2015.

Security selection as well as a 2 percent underweight in the utilities sector enhanced performance on a relative basis. Utility holdings in the Fund outperformed those within the index by approximately 3 percent. Public Service Enterprise Group, Inc. (PEG) (holding percentage*: 1.8 percent), a diversified utility company which operates nuclear, coal, gas, oil-fired and renewable generation facilities, increased 2.5 percent in the six-month period ended April 30, 2015. Utility companies in the benchmark sustained a 1.4 percent loss during the same period. Expectations that interest rates will rise in the not so distant future have pushed down utility stocks in general, according to the Fund. Many utility companies carry a significant debt load and any rise in interest rates will increase their expenses.

Stocks in the consumer staples sector detracted somewhat from performance, mainly due to security selection, though a moderate underweight to the sector helped to offset much of the negative impact. Wal-Mart Stores, Inc. (WMT) (holding percentage*: 2.4 percent), a discount retailer that has a large grocery segment, was one of the better performers held by the Fund in this sector with a 3.5 percent gain in the six-month period ended April 30, 2015.

Industrial stocks had a positive impact on the Fund due to both security selection and an approximate 2 percent overweight to the sector. General Electric Company (GE) (holding percentage*: 3.8 percent), a producer of locomotives, turbines, jet engines and other industrial machinery, was the fourth largest holding in the Fund. The stock surged in early April after it announced the sale of the bulk of its finance unit and a $50 billion stock buy back. In the six-month period studied, GE produced a 6.9 percent return.

Going forward, the Sub-Adviser believes the economy will continue to grow at a moderate pace with GDP growth increasing to 3.0 to 3.5 percent in the second half of the year. The Sub-Adviser sees continued volatility in the stock market and believes valuations may be a little high but does not expect a significant correction in the near future. Overall, the Sub-Adviser believes it is well positioned to the current market conditions and will continue to take advantage of opportunities as they present themselves.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2015
	Six		Annualized	Annualized	Annualized	Annualized Since Inception
	Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	3.27%	7.52%	14.43%	11.67%	6.45%	6.37%
Class C	2.74%	6.48%	13.27%	10.55%	5.40%	5.32%
Class A with load of 5.75%	(2.81)%	1.08%	11.87%	10.08%	N/A	3.93%*
Class A without load	3.14%	7.26%	14.11%	11.39%	N/A	4.67%*
Russell 1000 Value Index	2.89%	9.31%	17.20%	13.39%	7.51%	7.30%
Morningstar Large Cap Value Category	3.28%	8.46%	15.05%	11.99%	6.71%	6.42%

*Class A commenced operations on January 3, 2007.

The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index or benchmark.
The Morningstar Large Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.26% for Class N, 2.26% for Class C and 1.51% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Large Cap Value Fund
April 30, 2015

Security	Shares	Value
COMMON STOCK - 97.2%
AEROSPACE/DEFENSE - 2.1%
United Technologies Corp.	10,516	$1,196,195

AGRICULTURE - 1.2%
Philip Morris International, Inc.	7,895	658,996

AUTO & TRUCK PARTS - 1.8%
BorgWarner, Inc.	17,400	1,030,080

BANKS - 13.6%
Bank of New York Mellon Corp.	26,700	1,130,478
Goldman Sachs Group, Inc.	5,500	1,080,310
JPMorgan Chase & Co.	34,002	2,150,967
US Bancorp	20,307	870,561
Wells Fargo & Co.	43,400	2,391,340
		7,623,656
COMPUTERS - 5.0%
Apple, Inc.	11,200	1,401,680
EMC Corp.	29,700	799,227
SanDisk Corp.	8,900	595,766
		2,796,673
COSMETICS / PERSONAL CARE - 1.5%
The Procter & Gamble Co.	10,900	866,659

DIVERSIFIED FINANCIAL SERVICES - 5.8%
American Express Co.	8,300	642,835
Discover Financial Services	26,900	1,559,393
T Rowe Price Group, Inc.	13,100	1,063,458
		3,265,686
ELECTRIC - 4.1%
NextEra Energy, Inc.	12,736	1,285,444
Public Service Enterprise Group, Inc.	24,200	1,005,268
		2,290,712
ELECTRONICS - 3.6%
Agilent Technologies, Inc.	16,000	661,920
Honeywell International, Inc.	13,472	1,359,594
		2,021,514
HEALTHCARE PRODUCTS - 2.0%
Baxter International, Inc.	16,700	1,147,958

HEALTHCARE SERVICES - 1.6%
MEDNAX, Inc. *	12,800	905,984

INSURANCE - 4.2%
The Allstate Corp.	16,632	1,158,585
American International Group, Inc.	21,600	1,215,864
		2,374,449
INTERNET - 1.5%
eBay, Inc. *	14,100	821,466

MACHINERY - DIVERSIFIED - 1.6%
Deere & Co.	10,000	905,200
Security	Shares	Value

MEDIA - 7.3%
CBS Corp.	16,100	$1,000,293
DIRECTV *	15,500	1,405,928
Time Warner Cable, Inc.	5,000	777,600
Time Warner, Inc.	10,800	911,628
		4,095,449
MINING - 1.3%
Freeport-McMoRan Copper & Gold, Inc.	31,000	721,370

MISCELLANEOUS MANUFACTURING - 5.9%
Dover Corp.	15,800	1,196,376
General Electric Co.	78,927	2,137,343
		3,333,719
OIL & GAS - 7.9%
Chevron Corp.	13,600	1,510,416
ConocoPhillips	16,596	1,127,200
EOG Resource, Inc.	8,900	880,655
Marathon Petroleum Corp.	9,300	916,701
		4,434,972
OIL & GAS SERVICES - 1.8%
Baker Hughes, Inc.	14,800	1,013,208

PHARMACEUTICALS - 11.8%
Abbott Laboratories	23,700	1,100,154
Actavis PLC *	5,780	1,634,931
AmerisourceBergen Corp.	23,400	2,674,620
Express Scripts Holdings Co. *	13,900	1,200,960
		6,610,665
RETAIL - 3.9%
Dick’s Sporting Goods, Inc.	15,300	830,178
Wal-Mart Stores, Inc.	17,200	1,342,460
		2,172,638
SEMICONDUCTORS - 2.7%
Intel Corp.	45,828	1,491,701

SOFTWARE - 3.2%
Microsoft Corp.	17,900	870,656
Oracle Corp.	20,900	911,658
		1,782,314
TELECOMMUNICATIONS - 1.8%
Cisco Systems, Inc.	35,200	1,014,816

TOTAL COMMON STOCK (Cost - $34,103,976)		54,576,080

SHORT - TERM INVESTMENT - 2.6%
MONEY MARKET FUND - 2.6%
STIT-STIC Prime Portfolio - 0.04% +
(Cost - $1,471,970)	1,471,970	1,471,970

TOTAL INVESTMENTS - 99.8% (Cost - $35,575,946) (a)		$56,048,050
OTHER ASSETS LESS LIABILITIES - 0.2%		125,798
NET ASSETS - 100.0%		$56,173,848

*	Non-income producing security.

+	Variable rate security. Interest rate is as of April 30, 2015.

See accompanying notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Large Cap Value Fund (Continued)
April 30, 2015

Portfolio Composition * - (Unaudited)
Financial	23.67%	Energy	9.72%
Consumer, Non-Cyclical	18.18%	Consumer, Cyclical	5.71%
Industrial	13.30%	Utilities	4.09%
Technology	10.83%	Funds	2.63%
Communications	10.58%	Basic Materials	1.29%
		Total	100.00%

*	Based on total value of investments as of April 30, 2015.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to Financial Statements.

Dunham Alternative Income Fund
Message from the Sub-Adviser (Harbor Springs Financial Management LLC)

Dividend paying stocks, as measured by the Dow Jones U.S. Select Dividend Index, gained 2.0 percent in the six-month period ended April 30, 2015, with the bulk of that return coming in the first three-months of that period. The utility heavy index underperformed more well known benchmarks, such as the S&P 500 Index, which gained 4.4 percent over the same time period. Some of the top performing sectors in the Fund were utilities and technology while exposure to master limited partnerships and mining stocks detracted somewhat.

To achieve the dividend yield the Fund seeks, the Sub-Adviser invests approximately 43 percent of the Fund in oil and gas pipeline partnerships, pipeline management firms, and energy management companies. Another 15 percent is invested in utility stocks, 14 percent in telecommunications stocks, 11 percent in technology, 5 percent in tobacco, 4 percent in REITs, 4 percent in financials, 2 percent in cash and cash equivalents, and 2 percent in mining stocks. In addition, approximately 18 percent of the Fund is invested in high dividend-paying international stocks, which is comprised mostly of telecommunications and utilities stocks.

Stocks in the technology sector added to performance on a relative and absolute basis as tech stocks within the Fund outperformed those within the benchmark as well as the overall index. A relatively large position in Microchip Technology, Inc. (MCHP) (holding percentage*: 2.8 percent) was mainly responsible for the outperformance. The semi-conductor firm achieved a return of 12.2 percent over the six-month period ended April 30, 2015. The firm released a favorable earnings report and unveiled new products during the period.

The utilities sector detracted somewhat from performance on an absolute basis, though the sector did outperform during the first part of the period as a cold winter in the east forced more heating usage. The Sub-Adviser decreased its weighting to the sector by approximately 3 percent after relatively large increases in prior periods when utilities were also underperforming. According to the Fund, expectations that interest rates will increase relatively soon have driven the selling in this sector. Utility companies generally are leveraged to a significant degree, so any increase in interest rates will raise the cost to service this debt. NextEra Energy (NEE) (holdings percentage*: 2.4 percent), a Florida based electric utility, was one of the better performing holdings in this sector with 2.2 percent gain in the six-month period ended April 30, 2014. The Sub-Adviser believes the sector is just experiencing a short-term sell-off due to irrational fear and will recover fairly quickly.

International stocks added value on an absolute basis as many international indices, such as the MSCI EAFE Index, far outpaced the Dow Jones U.S. Select Dividend Index. The Sub-Adviser’s selections in this space also bested the benchmark by a wide margin, as well as broader U.S. stock indexes, such as the S&P 500 Index. Deutsche Telecom AG ADR (DTEGY) (holding percentage*: 4.4 percent), an international telecommunications provider, was the largest holding in the Fund and enjoyed a 22.5 percent return in the six-month period ended April 30, 2015. Pharmaceutical manufacturer GlaxoSmithKline PLC ADR (GSK) (holding percentage*: 1.7 percent) didn’t do quite as well but still outperformed the overall index, producing a 4.3 percent gain in the same period.

Exposure to pipeline companies and master limited partnerships detracted from performance, though these firms recovered somewhat toward the end of the period as oil prices increased significantly and stabilized somewhat. The Sub-Adviser increased exposure to the sector from about 26 percent to approximately 39 percent over the period. The Sub-Adviser felt that these types of companies were far oversold and noted that these firms generally have little exposure to the actual price of oil. Lower gasoline prices should also spur higher consumption which means that more oil will need to be transported via pipeline no matter what the price of the underlying commodity is. Energy transfer partners LP (ETP) (holding percentage*: 3.2 percent), which mainly engages in natural gas transportation, declined by 8.8 percent during the period.

Going forward, the Sub-Adviser remains optimistic about the economy and believes lower energy costs will bode well for firms that produce consumer oriented products. Opportunities in the transportation and export of energy will continue to be a large focus of the Fund. The Sub-Adviser has no plans for any major changes to the positioning or strategy of the Fund at this time and believes the current market environment should favor the high dividend-paying securities in which it specializes.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2015
			Annualized
			Since
	Six	One	Inception
	Months	Year	(9/14/12)
Class N	(0.26)%	2.60%	7.93%
Class C	(0.84)%	1.55%	6.86%
Class A with load of 5.75%	(6.21)%	(3.57)%	5.24%
Class A without load	(0.45)%	2.29%	7.64%
Dow Jones US Select Dividend Index	2.00%	8.42%	16.10%
Morningstar Aggressive Allocation Category	3.28%	8.46%	15.38%

The Dow Jones US Select Dividend Index is a dividend weighted index intended to represent the 100 stocks in the Dow Jones US Total Market Index that have the highest indicated annual dividend yield. Investors cannot invest directly in an index or benchmark.
The Morningstar Aggressive Allocation Category seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than moderate-allocation portfolios. These portfolios typically have 70% to 90% of assets in equities and the remainder in fixed income and cash. Investors cannot invest directly in an index or benchmark.
As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.84% for Class N, 2.84% for Class C and 2.09% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Alternative Income Fund
April 30, 2015

Security	Shares	Value
COMMON STOCK - 95.9%
AGRICULTURE - 5.2%
Altria Group, Inc.	3,000	$150,150
Reynolds American, Inc.	4,000	293,200
		443,350
AUTO MANUFACTURERS - 1.9%
Ford Motor Co.	10,000	158,000

BANKS - 0.5%
Deutsche Bank AG	1,277	40,992

CHEMICALS - 2.4%
Dow Jones Chemical Co.	4,000	204,000

COMMERCIAL SERVICES - 4.3%
Macquarie Infrastructure Co. LLC	3,000	248,280
RR Donnelley & Sons Co.	6,000	111,720
		360,000
ELECTRIC - 5.1%
Dominion Resources, Inc.	2,000	143,360
MDU Resources Group, Inc.	4,000	89,160
NextEra Energy, Inc.	2,000	201,860
		434,380
ENERGY - ALTERNATE SOURCES - 1.2%
Clean Energy Fuels Corp. *	10,000	98,700

ENGINEERING & CONSTRUCTION - 0.6%
Chicago Bridge & Iron Co.	1,000	47,650

ENVIRONMENTAL CONTROL - 3.6%
Coventa Holding Corp.	15,000	304,350

GAS - 8.1%
Atmos Energy Corp.	2,000	108,000
National Grid PLC - ADR	3,000	202,290
NiSource, Inc.	5,000	217,100
Sempra Energy	1,500	159,255
		686,645
INTERNET - 0.4%
Yahoo!, Inc. *	1,000	42,565

IRON / STEEL - 0.9%
Mesabi Trust	5,000	76,050

MINING - 1.1%
Freeport-Mcmoran, Inc.	4,000	93,080

MISCELLANEOUS MANUFACTURING - 1.3%
General Electric Co.	4,000	108,320

OIL & GAS - 5.3%
BP PLC - ADR	5,000	215,800
ConocoPhillips	2,000	135,840
Marathon Petroleum Corp.	1,000	98,570
		450,210
PHARMACEUTICALS - 3.3%
AstraZeneca PLC - ADR	2,000	136,960
GlaxoSmithKline PLC - ADR	3,000	138,450
		275,410
PIPELINES - 24.4%
Buckeye Partners LP - MLP	1,000	81,580
DCP Midstream Partners LP - MLP	1,000	40,800
Enbridge, Inc.	2,000	104,660
Energy Transfer Equity LP - MLP	1,000	66,660
Energy Transfer Partners LP - MLP	4,650	268,654
EnLink Midstream Partners LP - MLP	2,000	51,460
Enterprise Products Partners LP - MLP	3,000	102,750
Kidner Morgan, Inc.	4,000	171,800
Magellan Midstream Partners LP - MLP	1,000	83,500
MarkWest Energy Partners LP - MLP	1,000	67,460

Security	Shares	Value

PIPELINES - 24.4% (Continued)
ONEOK Partners LP - MLP	1,000	$41,950
Pembina Pipeline Corp.	2,000	69,620
Plains All American Pipeline LP - MLP	2,000	100,220
Shell Midstream Partners LP - MLP	4,000	160,760
Spectra Energy Corp.	3,000	111,750
Sunoco Logistics Partners LP - MLP	2,000	88,720
Targa Resources Partners LP - MLP	1,169	53,119
TC Pipelines LP - MLP	1,000	68,080
TransCanada Corp.	1,000	46,420
Williams Cos., Inc.	3,000	153,570
Williams Partners LP - MLP	2,500	123,500
		2,057,033
REITS - 2.0%
Getty Realty Corp.	2,000	34,740
Highwoods Properties, Inc.	1,000	43,040
Lexington Realty Trust	3,000	27,810
Mack-Cali Realty Corp.	1,000	17,950
Universal Health Realty Income Trust	1,000	49,660
		173,200
SEMICONDUCTORS - 6.9%
Intel Corp.	10,000	325,500
Microchip Technology, Inc.	5,000	238,275
		563,775
TELECOMMUNICATIONS - 17.4%
AT&T, Inc.	3,000	103,920
BCE, Inc.	1,000	44,110
CenturyLink ,Inc.	3,000	107,880
Cisco Systems, Inc.	10,000	288,300
Deutsche Telekom AG - ADR	20,000	367,400
Frontier Communications Corp.	15,000	102,900
Verizon Communications, Inc.	2,000	100,880
Vodafone Group PLC - ADR	10,000	352,000
		1,467,390

TOTAL COMMON STOCK (Cost - $7,697,933)		8,085,100

EXCHANGE TRADED FUNDS - 3.4%
EQUITY FUNDS - 3.4%
iShares Russell 2000 ETF	2,000	242,320
SPDR S&P Regional Banking ETF	1,000	41,110
TOTAL EXCHANGE TRADED FUNDS (Cost - $287,239)		283,430

TOTAL INVESTMENTS - 99.3% (Cost - $7,985,172)		$8,368,530
OTHER ASSETS LESS LIABILITIES - 0.7%		63,438
NET ASSETS - 100.0%		$8,431,968

ADR - American Depositary Receipt

ETF - Exchange Traded Funds

REIT - Real Estate Investment Trust

MLP - Master Limited Partnership

*	Non income Producing Security.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Alternative Income Fund (Continued)
April 30, 2015

Portfolio Composition * - (Unaudited)
Energy	31.14%	Industrial	5.50%
Communications	18.04%	Basic Materials	4.46%
Utilities	13.40%	Exchange Traded Funds	3.38%
Consumer, Non-Cyclical	12.89%	Financial	2.56%
Technology	6.74%	Consumer, Cyclical	1.89%
		Total	100.00%

*	Based on total value of investments as of April 30, 2015.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying noted to Financial Statements.

Dunham Focused Large Cap Growth Fund
Message from the Sub-Adviser (The Ithaka Group, LLC)

The growing strength in the U.S. economy, combined with the dovish Fed commentary, was not enough to completely offset some of the concerns of slowing growth in Europe and Asia as well as the negative impact of the volatility in oil prices in the previous fiscal period. The most recent fiscal quarter started off strong in the month of February on the tail of various political and central bank actions and a rebound in oil prices. U.S. equities slowed in the final months of the fiscal quarter as lackluster economic data and relatively weak earnings were released. Large cap growth stocks, as measured by the Russell 1000 Growth Index, had a relatively strong six-month period with a return of 6.5 percent for the fiscal period that ended April 30, 2015. The most recent performance outpaced other broader equity indexes, such as the S&P 500 Index, which increased 4.4 percent.

The health care sector was one of the more volatile sectors over the fiscal six-month period. For the first three months of the fiscal period, the health care sector was one of the strongest performing sectors. A large contributor to that performance was Pharmacyclics Inc. (PCYC) (holding percentage**: 3.98 percent), a biopharmaceutical company. Pharmacyclics Inc. increased 29.1 percent the first three months of the fiscal year and increased another 51.7 percent before the position was fully exited in mid-April. The Sub-Adviser believes that the most recent strong run was partially attributed to the announcement that AbbVie Inc. would seek to acquire the company for over $21 billion. In the final fiscal quarter of the six-month period, the health care sector reversed course to becoming one of the largest detractors from Fund performance. This decline in the health care sector was led by Celgene Corp. (CELG) (holding percentage*: 3.80 percent), another biopharmaceutical company. Celgene Corp. declined 9.3 percent over the most recent fiscal quarter after increasing 11.3 percent in the previous fiscal quarter.

The consumer discretionary sector was responsible for multiple holdings that positively contributed within the Fund as well as one of the worst performing holdings over the fiscal period. Starbucks Corp. (SBUX) (holding percentage*: 5.63 percent), a premier roaster, marketer, and retailer of specialty coffee in the world, increased 32.2 percent over the most recent fiscal six-month period. The Sub-Adviser believes that the strong growth over the fiscal quarter was partially attributed to a strong earnings release and continued expansion in China. Additionally, Starbucks Corp. has developed innovative stores designed to help facilitate increased global expansion, released a string of successful new product offerings, and in an effort to “elevate the coffee experience” Starbucks Corp. has released its “Starbucks Reserve” premium coffee products. Amazon.com Inc. (AMZN) (holding percentage*: 2.65 percent), an e-commerce company, also contributed to the overall performance of the Fund by climbing 38.1 percent during the six-month period. The Sub-Adviser believes that this strong performance was attributable to the continued increase in Amazon Prime members over the last year and the successful release of “Amazon Web Services” which is a collection of remote computing services.

One of the worst performing Fund holdings within the consumer discretionary sector and the Fund was Las Vegas Sands Corp. (LVS) (holding percentage**: 1.90 percent), which is a developer of destination properties that feature accommodations, gaming, entertainment and retail. In the first three months of the six-month fiscal period, Las Vegas Sands Corp. fell 11.9 percent and fell another 1.6 percent in the most recent three months before being eliminated from the Fund at the end of the six-month period. The Sub-Adviser believes that Las Vegas Sands Corp. has been facing headwinds over the past ten months due to Chinese President Xi Jinping’s dedication to balancing economic reform with “healthier” and more “sustainable” growth. The Chinese government has considerably slowed growth in Macau via the president’s anti-graft campaign, UnionPay monitoring, and visa restrictions. The anti-graft campaign has been the biggest hindrance to Las Vegas Sands Corp., significantly impacting the VIP gaming segment as well as the junket operators that the system relies on for gaming liquidity. With no indications as to when the government might ease restrictions, the Sub-Adviser believed it was time to exit the position.

The Sub-Adviser claims no expertise in economic or market predictions, and top-down analysis plays no part in their approach to investing. The Sub-Adviser does not try to “guess” where the market is heading in the next fiscal quarter or fiscal year and therefore chooses to stay fully invested at all times in what it believes are high-quality growth companies. The Sub-Adviser strives to own companies with robust business models and balance sheets that it believes are built to withstand difficult economic environments. With few exceptions, each of the companies in the current portfolio historically exhibited strong fundamentals during the 2008/2009 downturn. Those few that did not have since then significantly strengthened their balance sheets. The Sub-Adviser uses a fundamentals-driven, bottom–up process to identify and own companies that may outperform over the long-term. The Sub-Adviser continues to believe that many of the stocks in the Fund are well-positioned to outperform over the economic cycle due to the strength of the long-term secular trends underpinning them, coupled with the Sub-Adviser’s unique abilities to take advantage of these trends.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2015
			Annualized	Annualized Since
	Six	One	Three	Inception
	Months	Year	Years	(12/8/11)
Class N	6.60%	19.22%	12.75%	15.30%
Class C	6.10%	18.08%	11.66%	14.19%
Class A with load of 5.75%	0.32%	12.16%	10.31%	13.03%
Class A without load	6.44%	18.97%	12.51%	15.02%
Russell 1000 Growth Index	6.54%	16.67%	16.60%	19.54%
Morningstar Large Cap Growth Category	5.33%	14.84%	15.16%	18.12%

The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.
The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.15% for Class N, 2.15% for Class C and 1.40% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Focused Large Cap Growth Fund
April 30, 2015

Security	Shares	Value
COMMON STOCK - 99.5%
AEROSPACE/DEFENSE - 4.8%
BE Aerospace, Inc.	13,732	$821,036
KLX, Inc. *	14,899	624,417
TransDigm Group, Inc.	6,761	1,434,211
		2,879,664
APPAREL - 5.5%
Michael Kors Holdings Ltd. *	20,299	1,255,696
Under Armour, Inc. - Class A *	26,197	2,031,577
		3,287,273
BIOTECHNOLOGY - 16.7%
Alexion Pharmaceuticals, Inc. *	8,567	1,449,793
Biogen Idec, Inc. *	4,044	1,512,173
BioMarin Pharmaceutical, Inc. *	4,979	557,897
Celgene Corp. *	21,091	2,279,093
Illumina, Inc. *	9,746	1,795,701
Regeneron Pharmaceuticals, Inc. *	5,423	2,480,806
		10,075,463
CHEMICALS - 2.0%
Monsanto Co.	9,984	1,137,777

COMMERCIAL SERVICES - 4.0%
MasterCard, Inc. - Class A	26,667	2,405,630

COMPUTERS - 3.1%
Apple, Inc.	15,121	1,892,393

DIVERSIFIED FINANCIAL SERVICES - 4.2%
Visa, Inc. - Class A	38,198	2,522,978

INTERNET - 32.8%
Amazon.com, Inc. *	3,774	1,591,798
Baidu, Inc. - ADR *	4,953	991,987
Facebook, Inc. - Class A *	53,544	4,217,661
Fireeye, Inc. *	21,224	876,551
Google, Inc. - Class A *	1,350	740,840
Google, Inc. - Class C *	2,756	1,480,661
LinkedIn Corp. - Class A *	14,682	3,701,773
Priceline Group, Inc. *	2,380	2,945,988
Splunk, Inc. *	19,329	1,282,383
Security	Shares	Value
INTERNET (Continued) - 32.8%
TripAdvisor, Inc. *	11,745	$945,355
Twitter, Inc. *	25,038	975,480
		19,750,477
MACHINERY-DIVERSIFIED - 1.9%
The Middleby Corp. *	11,148	1,129,738

MEDIA - 2.2%
Walt Disney Co.	12,435	1,351,933

RETAIL - 10.3%
Chipotle Mexican Grill, Inc. - Class A *	2,492	1,548,379
Starbucks Corp.	68,174	3,380,067
TJX Cos., Inc.	19,625	1,266,598
		6,195,044
SEMICONDUCTORS - 3.3%
ARM Holdings PLC - ADR	39,321	2,004,978

SOFTWARE - 6.7%
Salesforce.com, Inc. *	39,112	2,848,136
Workday, Inc. - Class A *	12,767	1,164,478
		4,012,614
TELECOMMUNICATIONS - 1.0%
Palo Alto Networks, Inc. *	4,208	621,606

TOTAL COMMON STOCK
(Cost - $49,123,065)		59,267,568

SHORT-TERM INVESTMENT - 1.3%
MONEY MARKET FUND - 1.3%
First American Obligations Fund, 0.02% +	781,133	781,133
TOTAL SHORT-TERM INVESTMENT (Cost - $781,133)

TOTAL INVESTMENTS - 99.8% (Cost - $49,904,198)		$60,048,701
OTHER ASSETS LESS LIABILITIES - 0.2%		145,706
NET ASSETS - 100.0%		$60,194,407

* Non-Income producing security.

ADR - American Depositary Receipt.

+ Variable rate security. Interest rate is as of April 30, 2015.

Portfolio Composition * - (Unaudited)
Communications	36.2%	Industrial	6.7%
Consumer, Non-Cyclical	20.8%	Financial	4.2%
Consumer, Cyclical	15.8%	Basic Materials	1.9%
Technology	13.2%	Short-Term Investments	1.2%
		Total	100.0%

*	Based on total value of investments as of April 30, 2015.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Stock Fund
Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), rose 5.56 percent during the six-month period ended April 30, 2015 (the “six-month period”). For the month of November 2014, the Index was up 0.72 percent, while in December of 2014, the Index fell 3.61 percent. The principal story for the markets in November and December were the sharp declines in oil prices with the price of oil under $65 in November at one point. December saw a big increase in market volatility; the main source coming from the oil price decline. Minor risk events took place in the Eurozone due to Greece, and the Japanese elections ended up being a non-factor. In January, the Index lost 0.15 percent. In February the Index rose 5.35 percent, and in March and April, the Index was down 1.62 percent and up 5.05 percent, respectively. During the month of January, there were a number of events that transpired. Many of those related closely to the currency market as the Swiss National Bank abandoned their euro peg and the Canadain central bank lowered interest rates unexpectedly. The European Central Bank began a quantitative easing program, although this was not altogether unexpected. Russia lowered interest rates and the intensity of their Ukranian operation, while world equity markets declined, low-risk bonds outperformed risk assets, and the U.S. dollar strengthened. February saw a rebound in risk assets while March ended poorly with weak macro data highlighted by U.S. exisiting home sales, durable good orders, GDP growth, and Japanese retail sales. April saw a reversal in macro trends as the U.S. dollar appreciated, the Euro also increased, oil prices rose, and emerging market stocks rallied.

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of: (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country affiliation and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing most to the Fund’s returns relative to the Index during the six-month period included the United Kingdom (primarily due to energy, materials, and financials sector underweights and health care sector overweights), Denmark (primarily due to health care and industrials sector overweights), and Canada (primarily due to energy and financials sector underweights). Countries contributing most to the Fund’s underperformance relative to the Index included Switzerland (primarily due to health care and telecommunication services sector overweights), Italy (primarily due to utilities and consumer discretionary sector overrweights), and Turkey (primarily due to financials sector overweights).

Sectors contributing most to the Fund’s returns relative to the Index during the six-month period included financials (primarily due to Canada underweights, and China and India overweights), materials (primarily due to Belgium overweights and the United Kingdom underweights), and energy (primarily due to the United Kingdom and Canada underweights). Sectors contributing most to the Fund’s underperformance relative to the Index included utilities (primarily due to Italy, Brazil, and Spain overweights), and telecommunication services (primarily due to Switzerland and Hong Kong overweights).

The stocks contributing most to the Fund’s returns relative to the Index during the six-month period included Peugeot Sa (holding percentage*: 0.74 percent), a French consumer discretionary company, Novo Nordisk A/S Class B (holding percentage*: 1.14 percent), a Danish health care company, and Umicore (holding percentage*: 1.23 percent), a Belgian materials company. Stocks contributing most to the Fund’s underperformance relative to the Index included Nokia (holding percentage*: 0.94 percent), a Finish telecommunications company, Roche Holding Ltd. Genussch. (holding percentage*: 0.59 percent), a Swiss health care company, and Toyota Industries Corp. (holding percentage*: 0.13 percent), a Japanese consumer discretionary company. The foregoing Insights from the Sub-Advisor are provided by Arrowstreet Capital, Limited Partnership (“Arrowstreet”) through April 30, 2015 for informational purposes only and solely with respect to the portfolio of assets within the Fund managed by Arrowstreet. References to specific stocks, countries or sectors are shown for informational purposes only and are not intended as investment advice. Arrowstreet is not responsible for, and makes no representation with respect to, any other information or performance data set forth herein

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2015**
		Annualized	Annualized	Annualized	Annualized Since Inception
	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	6.81%	5.91%	12.28%	6.59%	6.07%
Class C	6.29%	4.86%	11.16%	5.53%	5.03%
Class A with load of 5.75%	0.49%	(0.44)%	9.78%	N/A	1.97%*
Class A without load	6.65%	5.61%	11.97%	N/A	2.70%*
MSCI All Country World ex US Index (net)	5.56%	2.63%	8.74%	6.26%	6.34%
Morningstar Foreign Large Cap Blend Category	5.93%	2.35%	9.67%	5.33%	5.37%

*Class A commenced operations on January 3, 2007.
**Arrowstreet became the Sub-Adviser of the Dunham International Stock Fund effective July 1, 2008. The performance returns have been furnished by the Fund. Arrowstreet makes no representation or warranty relating to the accuracy or completeness of such data.
The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.
The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics predominate.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.04% for Class N, 3.04% for Class C and 2.29% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund
April 30, 2015

Security	Shares	Value
COMMON STOCK - 95.2%
ADVERTISING - 0.1%
JCDecaux SA	877	$34,594

AEROSPACE/DEFENSE - 1.0%
Airbus Group NV	10,769	745,218
Airbus Group NV - ADR	2,823	48,781
		793,999
AGRICULTURE - 0.4%
Swedish Match AB	10,619	326,186

AIRLINES - 0.9%
ANA Holdings, Inc.	109,000	300,677
Japan Airlines Co., Ltd.	12,100	402,530
Turk Hava Yollari *	1	3
		703,210
APPAREL - 0.8%
Adidas-Salomon AG - ADR	3,579	147,097
LVMH Moet Hennessy Louis Vuitton	2,680	467,953
		615,050
AUTO MANUFACTURERS - 6.0%
Bayerische Motoren Werke AG	5,585	657,864
Daimler AG	13,858	1,330,444
Fiat Chrysler Automobiles NV *	57,071	863,490
Hino Motors	33,700	438,651
Porsche Automobil Holding SE - ADR	23,773	224,179
Peugeot SA *	31,337	591,575
Renault SA	3,524	370,242
Volkswagen AG	1,083	273,936
Volvo AB	6,351	87,550
		4,837,931
AUTO PARTS & EQUIPMENT - 4.2%
Bridgestone Corp.	4,400	183,873
Continental AG - ADR	1,467	67,775
Continental AG	2,278	533,076
GKN PLC	95,089	510,604
Koito Manufacturing Co. Ltd.	6,300	219,954
Michelin (CGDE) - Unspon ADR	11,888	264,151
Michelin (CGDE)-B	2,615	291,186
NOK Corp	4,100	128,553
Pirelli & C. SpA	14,227	245,792
Sumitomo Electric Industries Ltd.	15,100	212,854
Toyota Gosei Co. Ltd.	8,400	193,909
Toyota Industries Corp.	1,900	107,362
Valeo SA	2,303	368,674
		3,327,763
BANKS - 6.8%
Adkbank T.A.S.	49,821	145,005
Banco do Brasil SA - ADR	19,850	172,695
Bank Hapoalim BM	92,680	463,593
Bank Leumi Le-Israel BM *	54,789	212,951
Bank Mandiri Persero Tbk PT	151,100	124,281
Bank of Yokohama Ltd.	38,000	240,625
Bank Rakyat Indonesia Persero Tbk PT	304,400	271,758
China CITIC Bank Corp. Ltd.	573,000	519,582
China Construction Bank Corp. - ADR	13,502	260,400
China Construction Bank Corp.	895,000	868,735
Security	Shares	Value
BANKS (Continued) - 6.8%
HDFC Bank Ltd. - ADR	4,139	$235,261
Industrial & Commercial Bank of China Ltd.	457,000	396,396
Itau Unibanco Holding SA - ADR	10,535	135,059
Mediobanca SpA	37,343	361,977
National Bank of Greece SA - ADR *	59,821	87,441
Turkiye Garanti Bankasi AS	119,279	379,119
Turkiye Is Bankasi	116,205	261,022
Turkiye Vakiflar Bankasi TAO	107,562	190,642
Yamatuchi Financial Group, Inc.	12,000	150,078
		5,476,620
BEVERAGES - 1.1%
Carlsberg A/S - ADR	5,400	98,280
Carlsberg A/S	7,167	652,752
Heineken NV	7,046	160,943
		911,975
BUILDING MATERIALS - 3.4%
Asahi Glass Co., Ltd.	43,000	288,735
Cie de Saint-Gobain	4,573	207,524
CRH PLC	1,974	55,209
Daikin Industries Ltd.	3,500	235,260
Geberit AG	742	261,857
HeidelbergCement AG	5,150	394,736
Holcim Ltd.	9,717	777,779
Lafarge SA	5,875	428,039
Sika AG	18	61,561
		2,710,700
CHEMICALS - 6.6%
Akso Nobel NV	2,857	218,279
BASF SE	6,380	632,909
Daicel Corp.	23,000	276,665
EMS-Chemie Holding AG	367	153,475
Givaudan SA	240	447,475
K+S AG	12,905	420,078
Koninkliijke DSM NV	11,789	671,346
Kuraray Co. Ltd.	15,500	209,129
Linde AG	821	160,196
Lonza Group AG	1,736	244,575
Mitsubishi Chemical Holdings Corp.	22,500	139,774
Novozymes A/S - ADR	7,260	336,428
Shin-Etsu Chemical Co. Ltd.	5,000	304,955
Sumitomo Chemical Co. Ltd.	44,000	246,896
Syngenta AG - ADR	1,553	104,113
Syngenta AG	339	113,034
Yara International ASA	11,600	593,606
		5,272,933
COMMERCIAL SERVICES - 1.9%
Albertis Infraestructures SA	14,370	264,407
Adecco SA	1,286	104,430
Cielo SA	1,200	16,600
Dai Nippon Printing Co. Ltd.	18,000	185,531
Edenred	6,784	181,608
G4S PLC	105,810	475,131
Randstad Holding NV	2,342	139,473
Recruit Holdings Co. Ltd.	3,000	100,768
Toppan Printing Co. Ltd.	9,000	75,289
		1,543,237

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2015

Security	Shares	Value
COMPUTERS - 1.0%
Atos	1,664	$129,869
Fujitsu Ltd.	30,000	198,402
TDK Corp.	6,300	452,779
		781,050
COSMETICS/PERSONAL CARE - 0.8%
Beiersdorf AG	855	74,264
Unilever NV - Dutch Cert	5,265	229,325
Unilever NV - NY Reg. Shrs	8,317	361,623
		665,212
DISTRIBUTION / WHOLESALE - 1.4%
Mitsubishi Corp.	18,100	389,657
Mitsui & Co. Ltd.	30,400	424,219
Sumitomo Corp.	17,200	202,635
Toyota Tsusho Corp.	5,300	135,964
		1,152,475
DIVERSIFIED FINANANCIAL SERVICES - 0.5%
Aberdeen Asset Management PLC	24,973	181,562
Haitong Securities Co. Ltd.	72,800	237,752
		419,314
ELECTRIC - 0.5%
Fortum OYJ	19,165	377,903

ELECTRICAL COMPONENTS & EQUIPMENT - 2.0%
Brother Industries Ltd.	14,500	230,181
Delta Electronics, Inc.	12,000	72,217
Legrand A	2,937	169,576
Osram Licht AG *	8,751	460,359
Schneider Electric SE	7,618	568,597
Ushio, Inc.	7,600	99,438
		1,600,368
ELECTRONICS - 2.1%
Hirose Electric Co. Ltd.	430	60,409
Hoya Corp	5,300	203,806
Ibiden Co. Ltd.	3,600	62,821
Keyence Corp.	200	106,529
Kyocera Corp.	7,500	390,628
Murata Manufacturing Co. Ltd.	2,900	407,729
NEC Corp.	68,000	225,726
Nippon Electric Glass Co. Ltd	2,000	11,348
Omron Corp.	5,200	238,235
		1,707,231
ENGINEERING & CONSTRUCTION - 0.7%
ACS Actividades de Construccion y Servicios SA	4,807	169,129
Fraport AG Frankfurt Airport Services Worldwide	3,761	237,531
Hochtief AG	1,449	111,795
		518,455
ENVIRONMENTAL CONTROL - 1.2%
Umicore SA	19,876	986,518

FOOD - 3.6%
Chocoladefabriken Lindt & Sprungli AG	39	212,354
Delhaize Group SA	1,707	137,212
Kerry Group PLC	1,389	102,014
Metro AG	5,352	193,698
Security	Shares	Value
FOOD (Continued) - 3.6%
Nissin Food Holdings Co. Ltd.	11,300	$540,569
Orkla ASA - ADR	10,873	84,809
Seven & I Holdings Co. Ltd. - ADR	3,700	79,365
Unilever PLC	12,331	541,109
Unilever PLC - ADR	22,486	985,337
		2,876,467
FOREST PRODUCTS & PAPER - 0.3%
Stora Enso OYJ	22,077	231,981

GAS - 0.4%
Gas Natural SDG SA	14,125	346,796

HAND/MACHINE TOOLS - 0.9%
Fuji Electric Co. Ltd.	24,000	112,926
Sandvik AB	35,754	450,915
Schindler Holding AG	1,047	173,792
		737,633
HEALTHCARE - PRODUCTS - 0.7%
Coloplast A/S	2,282	186,080
Sonova Holding AG	647	89,066
Sysmex Corp. - ADR	5,090	140,484
Terumo Corp.	6,000	153,761
		569,391
HOLDING COMPANIES-DIVERSIFIED - 0.5%
Haci Omer Sabanci Holdings AS	1	2
Industrivarden AB - A shares*	9,569	204,674
Industrivarden AB - C shares	4,303	89,461
Swire Pacific Ltd.	30,000	75,834
		369,971
HOME FURNISHINGS - 1.2%
Arcelik AS	1	5
Electrolux AB - Series B	14,329	428,115
Sony Corp.	16,300	491,666
		919,786
HOUSEHOLD PRODUCTS - 0.7%
Henkel AG & Co KGaA	252	25,489
Societe BIC SA	3,283	560,016
		585,505
INSURANCE - 3.6%
Aegon NV	16,547	130,362
Aegon NV - NY Reg. Shares	6,847	53,954
China Life Insurance Co. Ltd. - ADR	8,691	631,575
China Life Insurance Co. Ltd. - H Shares	22,000	106,763
China Pacific Insurance Group Co. Ltd.	31,400	170,182
CNP Assurances	6,382	114,538
Dai-ichi Life Insurance Co. Ltd.	29,500	483,765
MS&AD Insurance Group Holdings, Inc.	10,500	299,801
New China Life Insurance Co. Ltd.	6,000	37,126
T&D Holdings, Inc.	16,400	236,115
Tokio Marine Holdings, Inc. - ADR	6,248	255,481
Tokio Marine Holdings, Inc.	7,600	309,120
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,363	93,897
		2,922,679
INTERNET - 0.2%
United Internet AG	3,514	156,877

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2015

Security	Shares	Value
INVESTMENT COMPANIES - 0.2%
EXOR SpA	3,756	$173,025

IRON/STELL - 1.5%
ArcelorMittal	11,157	118,552
ArcelorMittal - NY Reg. Shrs	20,338	217,413
JFE Holdings, Inc.	7,800	175,687
Nippon Steel & Sumitomo Metal Corp.	122,000	316,632
Severstal PAO - GDR	8,969	99,377
ThyssenKrupp AG	4,607	122,226
Yamato Kogyo Co. Ltd.	6,700	157,281
		1,207,168
LODGING - 0.6%
Accor SA	8,873	485,835

MACHINERY CONSTRUCTION & MINING - 2.5%
ABB Ltd. - ADR	5,306	115,512
Abb Ltd.	20,038	437,510
Altas Copco AB - ADR	4,100	127,879
Atlas Copco AB - A Shares	6,565	204,468
Atlas Copco AB - B Shares	5,645	156,841
Hitachi Construction Machinery Co. Ltd.	18,700	331,244
Hitachi Ltd.	30,000	204,225
Komatsu Ltd.	11,100	222,818
Mitsubishi Electric Corp.	15,000	195,454
		1,995,951
MACHINERY - DIVERSIFIED - 1.3%
Amada Co. Ltd.	7,000	70,480
Hexagon AB - B Shares	5,707	210,929
Kone OYJ	2,252	96,742
Metso OYJ	9,745	276,608
Mitsubishi Heavy Industries Ltd.	30,000	165,847
Zardoya Otis SA	19,896	256,127
		1,076,733
MEDIA - 0.8%
ITV PLC	54,584	212,143
ProSiebenSat.1 Media AG	8,517	434,811
		646,954
METAL FABRICATE / HARDWARE - 0.7%
Assa Abloy AB - ADR	5,500	159,445
Assa Abloy AB	2,626	152,013
SKF AB	4,804	117,083
Vallourec SA	6,995	164,706
		593,247
MINING - 0.9%
Boliden AB	13,983	303,130
Mitsubishi Materials Corp.	21,000	75,429
MMC Norilsk Nickel OJSC - ADR	3,971	74,575
Norsk Hydro ASA	56,732	268,333
		721,467
MISCELLANEOUS MANUFACTURING - 2.3%
FUJIFILM Holdings Corp.	18,500	695,268
Konica Minolta Holdings, Inc.	24,000	264,412
Largan Precision Co. Ltd.	3,000	300,648
Sulzer AG	1,647	183,128
Wartsila OYJ Abp	7,855	359,858
		1,803,314

Security	Shares	Value
OFFICE / BUSINESS EQUIPMENT - 1.3%
Canon, Inc. - ADR	5,612	$199,787
Canon, Inc.	18,700	665,239
Ricoh Co. Ltd.	5,800	59,806
Seiko Epson Corp.	6,000	104,610
		1,029,442
OIL & GAS - 2.6%
Gazprom OAO - ADR	109,630	644,624
Lukoil OAO - ADR	9,468	484,762
Neste Oil OYJ	12,039	326,956
Rosneft OAO - GDR	54,536	269,038
Surgutneftegas OAO - ADR	22,795	165,036
Tatneft OAO - ADR	6,719	230,395
		2,120,811
PACKAGING & CONTAINERS - 0.4%
Toyo Seikan Group Holdings Ltd.	18,800	296,610

PHARMACEUTICALS - 8.4%
Actelion Ltd.	375	49,166
Astellas Pharma, Inc.	30,000	466,067
Bayer AG	4,811	691,442
Chugai Pharmaceutical Co. Ltd.	10,100	306,466
Grifols SA - ADR	2,652	84,360
Kyowa Hakko Kirin Co. Ltd.	14,000	204,480
Medipal Holdings Corp.	9,900	134,756
Novo Nordisk A/S - ADR	8,187	460,683
Novo Nordisk A/S	16,294	913,842
Otsuka Holdings Co Ltd	6,200	195,259
Roche Holding AG-BR	848	236,542
Roche Holding AG- Genusschein	1,641	467,900
Sanofi	10,729	1,090,506
Shire PLC - ADR	3,016	734,426
Sumitomo Dainippon Pharma Co Ltd	29,700	334,822
Suzuken Co. Ltd.	2,750	85,860
Takeda Pharmaceutical Co. Ltd.	4,800	245,881
Teva Pharmaceutical Industries Ltd.	619	37,614
		6,740,072
PIPELINES - 0.7%
Koninklijke Vopak NV	9,988	523,478

REAL ESTATE - 0.6%
Hysan Development Co. Ltd.	10,000	46,203
Longfor Properties Co. Ltd.	149,500	259,457
SOHO China Ltd.	245,000	185,846
		491,506
REITS - 0.2%
Link REIT	29,500	182,973

RETAIL - 2.1%
Cie Financiere Richemont SA	1,279	113,593
Citizen Holdings Co. Ltd.	6,000	47,375
Dixons Carphone PLC	20,323	132,051
Hennes & Mauritz AB - B Shares - ADR	11,573	91,658
Hennes & Mauritz AB - B Shares	5,783	229,414
Inditex SA	8,158	261,398
Kering	1,978	365,267
Luxottica Group SpA	5,980	393,246
Swatch Group	855	75,486
		1,709,488

See accompanying notes to financial statements.

Security	Shares	Value
SEMICONDUCTORS - 2.7%
ARM Holdings PLC - ADR	1,750	$89,233
ASML Holding NV - NY Reg. Shares	3,980	426,019
ASML Holding NV	5,021	539,531
Infineon Technologies AG - ADR	14,944	175,742
Infineon Technologies AG	33,725	395,913
Rohm Co. Ltd.	1,900	131,496
Samsung Electronics Co. Ltd. - GDR - Reg S	375	188,625
STMicroelectronics NV - ADR - NY Reg. Shares	15,017	119,535
STMicroelectronics NV	13,195	105,083
		2,171,177
SOFTWARE - 2.0%
Amadeus IT Holding SA - A Shares	10,559	480,593
Konami Corp.	14,500	265,506
SAP SE - ADR	2,018	152,742
SAP SE	9,607	724,886
		1,623,727
STORAGE / WAREHOUSING - 0.2%
Mitsubishi Logistics Corp.	8,000	123,471

TELECOMMUNICATIONS - 4.5%
Alcatel-Lucent - ADR *	172,397	586,150
Altice SA	3,859	407,467
Belgacom SA	6,096	226,711
China Unicom Hong Kong Ltd. - ADR	16,984	319,129
NICE-Systems Ltd	1,152	69,249
Nokia OYJ - ADR	73,313	482,400
Nokia OYJ	40,695	274,183
Orange SA - ADR	9,406	154,070
SES SA - ADR	2,947	103,129
TDC A/S	1,721	13,090
Telecom Italia SpA - ADR	2,538	24,238
Telefonaktiebolaget LM Ericsson - ADR	24,728	270,030
Telefonaktiebolaget LM Ericsson	53,276	581,402
Telenet Group Holding NV *	370	22,203
Turk Telekomunikasyon AS	37,604	103,828
		3,637,279
TRANSPORTATION - 3.1%
Central Japan Railway Co.	1,800	320,766
Deutsche Post AG - ADR	7,242	239,058
Deutsche Post AG	14,034	461,436
DSV A/S	8,466	293,389
East Japan Railway Co.	3,100	273,382
Hankyu Hanshin Holdings, Inc.	41,000	246,921
Keio Corp.	18,000	138,712
Nippon Express Co. Ltd.	27,000	154,643
Tobu Railway Co. Ltd.	68,000	323,432
		2,451,739
WATER - 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	16,400	97,427

TOTAL COMMON STOCK (Cost - $69,815,384)		76,382,704
Security	Dividend Rate (%)	Shares	Value

PREFERRED STOCK - 3.2%
AUTO MANUFACTURERS - 1.4%
Bayerische Motoren Werke AG	2.9200	2,202	$200,920
Porsche Automobil Holding SE	2.0100	1,500	142,116
Volkswagon AG	4.8600	3,081	792,025
			1,135,061
BANKS - 0.3%
Banco Bradesco SA	1.0553	11,000	118,139
Itau Unbanco Holding SA	1.3349	7,900	101,746
			219,885
ELECTRIC - 0.5%
Cia Energetica de Sao Paulo	5.4143	20,600	128,428
RWE AG	1.0000	15,559	292,540
			420,968
HOLDINGS COMPANIES - DIVERSIFIED - 0.6%
Itausa - Investimentos Itau SA	0.4022	140,000	497,614

IRON / STEEL - 0.3%
Vale SA	0.6029	40,500	243,030

SEMICONDUCTORS - 0.1%
Samsung Electronics Co. Ltd.		77	78,110

TOTAL PREFERRED STOCK (Cost - $2,494,749)			2,594,668

SHORT-TERM INVESTMENT - 1.4%
MONEY MARKET FUND - 1.4%
Fidelity Institutional Money Market Funds - Government
Portfolio 0.00% +, ^ (Cost - $1,116,418)		1,116,418	1,116,418

TOTAL INVESTMENTS - 99.8% (Cost - $73,426,551)			$80,093,790
OTHER ASSETS LESS LIABILITIES - 0.2%			132,872
NET ASSETS - 100.0%			$80,226,662

*	Non-income producing security.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

NV - Non-Voting

NVDR - Non-Voting Depositary Receipt.

REIT - Real Estate Investment Trust.

+	Variable rate security. Interest rate is as of April 30, 2015.

^	All or part of the security was held as collateral for forward foreign currecy contracts outstanding as of April 30, 2015

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2015

Portfolio Composition * - (Unaudited)
Japan	24.70%	China	4.59%
Germany	13.64%	Denamrk	3.69%
France	10.47%	Netherlands	3.58%
Switzerland	5.80%	Finland	3.03%
Britain	5.72%	Other Countries	19.55%
Sweden	5.23%	Total	100.00%

*	Based on total value of investments as of April 30, 2015.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund
Message from the Sub-Adviser (Cornerstone Real Estate Advisors LLC)

The real estate investment trust (REIT) market, as measured by the FTSE NAREIT All REIT Index, returned 2.6 percent over the six-month period ended April 30, 2015 after very strong performance in several of the prior fiscal quarters. The first three months of the six-month period experienced robust performance, gaining 9.2 percent. However, the closing three months of the period underperformed, declining 6.1 percent. Over the six-month period, the REIT market underperformed other broader equity indexes, such as the S&P 500 Index, which returned 4.4 percent. Apartment and equity self-storage REITs were two of the best performing sectors in the Fund, while hotel and industrial REITs detracted somewhat.

Holdings in the self-storage REIT sector outperformed on both a relative and absolute basis as the total return for selections in this sector topped 14 percent, the largest return of any sector in the Fund. The Sub-Adviser maintained a modest overweight to the sector, though security selection was mainly responsible for the outperformance. Self-storage REITs in the Fund outperformed those contained within the benchmark index by more than 8 percent. The Sub-Adviser believes its focus on smaller companies that can generate outsized growth and more easily grow occupancies is the main reason for the outperformance. Undersupply in the sector also allows companies to have minimal vacancies and charge higher rent. Only 300-400 facilities have been built in recent times while approximately 3500 were built at the peak in 2005. The Sub-Adviser believes that about 1,000 self-storage facilities per year need to be built to have a substantial effect on supply. Extra Space Storage, Inc. (EX) (holding percentage*: 5.2 percent), a self-storage REIT that focuses primarily on the ownership and operation of self-storage facilities, posted a 15.1 percent return during the fiscal quarter.

Exposure the industrial REITs detracted slightly from performance, mostly due to a moderate overweight to the sector, though positive security selection mostly offset the negative impact. Gramercy Property Trust, Inc. (GPT) (holding percentage*: 1.8 percent), a New York City-based firm that invests in industrial and office properties, was one of the better performing REITs in this sector. It gained 10.9 percent in the six-month period ended April 30, 2015.

A large overweight and security selection led to outperformance in the apartment REIT sector on a relative and absolute basis in the six-month period ended April 30, 2015. The sector was by far the largest weighting in the Fund at 19.5 percent versus 11.2 percent in the benchmark index. Essex Property Trust, Inc. (ESS) (holding percentage*: 6.6 percent), a REIT that engages in the acquisition, development and management if multi-family properties in the states of California and Washington, was the third largest holding in the Fund. It produced an 11.4 percent return, which was 9 percent higher than the overall benchmark, though it did pull back significantly in latter part of period. The Sub-Adviser believes this sector will remain strong as improvements in the job market allow the large 18-32 year old demographic to move out on their own and may even add to the sector.

The hotel REIT sector had a negative impact on performance due to both a severe overweight to the sector and security selection. The bulk of the underperformance occurred in the first three months of the period as lodging REITs picked up steam in the spring months. Still, hotel REITs within the benchmark index lost nearly 4 percent in the six-month period ended April 30, 2015. Chesapeake Lodging Trust (CHSP) (holding percentage*: 1.9 percent), which primarily invests in upper-upscale hotels in major business or convention markets, was one of the better performing holdings in this sector, declining by 2.1 percent during the six-month period.

Going forward, the Sub-Adviser expects solid earnings in the REIT sector for the rest of 2015. Capital flows into real estate are strong as demand has remained high. U.S. economic growth should recover in the second half of the year as interest rates remain range-bound.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2015
	Six	One	Annualized	Annualized	Annualized	Annualized Since Inception
	Months	Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	2.94%	14.34%	11.47%	12.30%	7.59%	7.25%
Class C	2.45%	13.19%	10.36%	11.18%	6.52%	6.18%
Class A with load of 5.75%	(3.08)%	7.50%	9.00%	10.67%	N/A	3.23%*
Class A without load	2.83%	14.04%	11.17%	12.00%	N/A	3.97%*
FTSE NAREIT All REITs Index	2.54%	12.86%	11.26%	12.87%	7.76%	4.16%
Morningstar Real Estate Category	2.67%	12.88%	10.09%	12.08%	7.45%	7.12%

*Class A commenced operations on January 3, 2007.
The FTSE NAREIT All REITs Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed on the NYSE and NASDAQ National Market. Investors cannot invest directly in an index or benchmark.
The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITS of various types. REITs are companies that develop and manage real estate properties.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.59% for Class N, 2.59% for Class C and 1.84% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Real Estate Stock Fund
April 30, 2015

Security	Shares	Value
REITS - 99.1%
APARTMENTS - 19.8%
AvalonBay Communities, Inc.	14,522	$2,386,545
Equity Residential	51,020	3,768,337
Essex Property Trust, Inc.	13,670	3,034,057
		9,188,939
DIVERSIFIED - 5.2%
Gramercy Capital Corp.	31,212	853,336
Vornado Realty Trust	15,220	1,575,118
		2,428,454
FREE STANDING - 1.1%
National Retail Properties, Inc.	13,360	513,024

HEALTHCARE - 12.7%
Health Care REIT, Inc.	34,160	2,460,204
National Health Investors, Inc.	5,750	383,640
Physicians Realty Trust	37,700	625,820
Sabra Health Care REIT, Inc.	15,510	463,439
Ventas, Inc.	28,570	1,968,473
		5,901,576
HOTELS - 9.9%
Ashford Hospitality Trust, Inc.	23,946	216,951
Chatham Lodging Trust	19,920	550,589
Chesapeake Lodging Trust	28,240	896,620
DiamondRock Hospitality Co.	51,940	704,306
FelCor Lodging Trust, Inc.	100,100	1,112,111
Host Hotels & Resorts, Inc.	27,110	545,995
LaSalle Hotel Properties	15,510	569,062
		4,595,634
INDUSTRIAL - 4.6%
First Industrial Realty Trust, Inc.	33,900	668,847
Prologis, Inc.	36,780	1,478,556
		2,147,403
OFFICE - 13.6%
Alexandria Real Estate Equities, Inc.	6,860	633,727
Security	Shares	Value
OFFICE (Continued) - 13.6%
Boston Properties, Inc.	15,310	$2,025,666
Brandywine Realty Trust	26,680	388,994
Highwoods Properties, Inc.	31,970	1,375,989
Kilroy Realty Corp.	18,953	1,345,473
Paramount Group Inc.	29,760	545,203
		6,315,052
REGIONAL MALLS - 14.4%
General Growth Properties, Inc.	53,552	1,467,325
Simon Property Group, Inc.	26,501	4,809,666
Taubman Centers, Inc.	6,000	432,060
		6,709,051
SHOPPING CENTERS - 9.8%
Acadia Realty Trust	45,268	1,398,782
Ramco-Gershenson Properties Trust	36,100	631,028
Regency Centers Corp.	25,830	1,621,607
Tanger Factory Outlet Centers, Inc.	26,610	893,564
		4,544,981
SELF STORAGE - 8.0%
CubeSmart	55,530	1,281,077
Extra Space Storage, Inc.	36,760	2,423,587
		3,704,664

TOTAL REITS (Cost - $37,857,139)		46,048,778

SHORT-TERM INVESTMENT - 0.5%
MONEY MARKET FUND - 0.5%
Fidelity Institutional Money Market
Fund - Government Portfolio, 0.01% +	238,511	238,511
TOTAL SHORT-TERM INVESTMENT
(Cost - $238,511)

TOTAL INVESTMENTS - 99.6% (Cost - $38,095,650)		$46,287,289
OTHER ASSETS LESS LIABILITIES - 0.4%		207,141
TOTAL NET ASSETS - 100.00%		$46,494,430

REITS - Real Estate Investment Trusts.

+	Variable rate security. Interest rate is as of April 30, 2015.

Portfolio Composition * - (Unaudited)
Apartments	19.9%	Self Storage	8.0%
Regional Mall	16.4%	Shopping Centers	7.9%
Office	13.6%	Diversified	5.3%
Health Care	12.8%	Industrial	4.6%
Hotels	9.9%	Free Standing	1.1%
		Short-Term Investments	0.5%
			100.0%

*	Based on total value of investments as of April 30, 2015.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Value Fund
Message from the Sub-Adviser (Piermont Capital Management LLC)

Small cap value stocks, as measured by the Russell 2000 Value Index, increased 2.1 percent in the six-month period ended April 30, 2015. Small-cap growth stocks in the Russell 2000 Growth Index outperformed, gaining 7.3 percent over the same time period. Larger capitalization stocks, as measured by the S&P 500 Index, produced a 4.4 percent return. Some of the top contributors to the Fund’s performance were the banking and technology sectors, while the healthcare and REIT sectors lagged somewhat.

The Sub-Adviser’s strategy continues to focus on high quality firms, using 9 sector specific models that include a total of 40 factors to measure both fundamental and technical metrics. Stocks must rank in the top 20 percent to be considered for purchase and also undergo a qualitative red flag review. The red flag review may include assessing news stories that could adversely affect a stock, high turnover in senior management, or an accelerating debt ratio, among other factors. Another core premise of the strategy is that the Fund should remain sector and industry neutral so as to avoid large risks by overweighting or underweighting a particular sector and focus solely on picking the best stocks in each sector and industry, rather than trying to predict macroeconomic trends. It is this complete bottom-up selection approach that makes the Sub-Adviser somewhat unique.

Exposure to the banking sector had a positive impact on the Fund on a relative basis. This is the largest sector in the Fund with a portfolio weighting of more than 17 percent. State Bank Financial Corporation (STBZ) (holding percentage**: 0.60 percent), a community bank that provides a range of services to individuals and businesses in Georgia, was one of the better performers in this sector. It produced a 12.0 percent return from November 1, 2014 until it was sold by the Fund on February 17, 2015. At that point, the Sub-Adviser’s proprietary model showed that the company had become overvalued. Another holding that outperformed the benchmark was FirstMerit Corporation (FMER) (holding percentage*: 1.1 percent), an Ohio-based bank that provides various banking, fiduciary, insurance, financial and investment services to corporate, institutional and individual customers. In the six-month period ended April 30, 2015, the firm gained 7.4 percent. It is still currently held and is ranked highly by the Sub-Adviser’s proprietary model.

The REIT sector detracted slightly from performance on a relative basis, mainly due to security selection. REITs in general underperformed due to higher interest rate expectations, according to the Sub-adviser. This occurred in the second half of the six-month period. In the first three months through January, REITs enjoyed favorable returns. The sector has one of the largest weightings in the Fund and the benchmark index, comprising approximately 14 percent of the Fund’s holdings. Summit Hotel Properties, Inc. (INN) (holding percentage*: 1.1 percent), was the best performing holding in this sector. The Sub-Adviser noted that the firm invests in limited-service and select-service hotels in the upscale and midscale without food and beverage segments. The company reported strong full-year and quarterly earnings results in March and gained 15.3 percent in the six-month period ended April 30, 2015.

Stocks in the technology sector added value on a relative and absolute basis as the Sub-Adviser selections in this category outperformed those within the benchmark index as well as the overall index. Insight Enterprises, Inc. (NSIT) (holding percentage*: 1.4 percent), an application software firm, was one of the largest positions in the Fund. The stock returned 29.8 percent in the six-month period studied. The company released a favorable earnings report in February and announced plans to continue hiring workers and investing in the company.

Security selection in the healthcare sector had a negative impact on performance on a relative basis, particularly in the first three months of the period. The Sub-Adviser’s picks in this sector improved markedly in the final months of the six-month period studied, however. Owens & Minor, Inc. (OMI) (holding percentage*: 0.99 percent), an international wholesaler of medical equipment, generated a 2.7 percent return in the six-month period ended April 30, 2015. This was slightly higher than the overall benchmark but considerably lower than healthcare stocks within the index. Shares declined significantly in March and lackluster earnings were reported in April. Still, the Sub-Adviser plans to hold the company as long as it consistently ranks in the upper percentiles of its model.

Going forward, the Sub-Adviser will continue its sector and industry neutral bottom-up stock picking strategy without regard to outside economic factors, interest rate changes, or any other top-down methodology. The Fund will continue to analyze its multi-factor model, only making adjustments when it is deemed that a particular metric is no longer working properly or it is found that a new fundamental or technical indicator may be useful.

*Holdings percentage(s) as of 4/30/2015.
*Holdings percentage(s) as of the date prior to the sale of the security

Growth of $10,000 Investment – (Unaudited)

Total Returns as of April 30, 2015
						Annualized Since
	Six		Annualized	Annualized	Annualized	Inception
	Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	1.23%	5.68%	12.96%	10.82%	6.86%	5.54%
Class C	0.72%	4.67%	11.82%	9.73%	5.82%	4.51%
Class A with load of 5.75%	(4.75)%	(0.67)%	10.55%	9.28%	N/A	3.88%*
Class A without load	1.08%	5.40%	12.75%	10.59%	N/A	4.62%*
Russell 2000 Value Index	2.05%	4.89%	14.52%	10.55%	7.87%	6.90%
Morningstar Small Cap Value Category	2.90%	4.60%	14.41%	11.35%	8.10%	7.40%

* Class A commenced operations on January 3, 2007.
The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 300 Index with lower price-to-book ratios and lower forecasted growth rates.
The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.45% for Class N, 2.45% for Class C and 1.70% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund
April 30, 2015

Security	Shares	Value
COMMON STOCK - 96.2%
AEROSPACE / DEFENSE - 1.1%
Ducommun, Inc. *	10,840	$329,536

AIRLINES - 1.0%
SkyWest, Inc.	22,654	309,227

APPAREL - 0.9%
Unifi, Inc. *	7,850	277,027

AUTO PARTS & EQUIPMENT - 1.9%
Cooper Tire & Rubber Co.	8,170	347,143
Douglas Dynamics, Inc.	9,770	212,498
		559,641
BANKS - 12.9%
1st Source Corp.	3,689	114,802
BancFirst Corp.	2,200	126,984
BancorpSouth, Inc.	14,120	341,845
Banner Corp.	7,870	355,881
Central Pacific Financial Corp	7,189	164,628
First Citizens BancShares, Inc. - Class B	1,290	310,039
First Interstate BancSystem, Inc.	8,468	229,144
First Midwest Bancorp, Inc.	18,300	312,930
FirstMerit Corp.	17,560	340,137
Hanmi Financial Corp.	16,700	355,376
Southwest Bancorp, Inc.	12,160	209,517
Trico Bancshares	6,711	156,500
Trustmark Corp.	14,000	333,200
Wintrust Financial Corp.	7,503	365,696
Yadkin Financial Corp. *	8,395	165,214
		3,881,893
CHEMICALS - 3.0%
Minerals Technologies, Inc.	4,740	321,040
OM Group, Inc.	11,815	354,923
Stepan Co.	4,100	208,813
		884,776
COMMERCIAL SERVICES - 1.7%
Korn/Ferry International *	8,440	266,113
SP Plus Corp. *	10,216	232,516
		498,629
COMPUTERS - 2.6%
DST Systems, Inc.	3,070	353,296
Insight Enterprises, Inc. *	14,940	427,583
		780,879
COSMETICS / PERSONAL CARE - 0.2%
Revlon, Inc. * Class A	1,886	73,761

DIVERSIFIED FINANCIAL SERVICES - 1.6%
KCG Holdings, Inc.	26,960	346,167
Manning & Napier, Inc.	12,383	131,631
		477,798
Security	Shares	Value

ELECTRIC - 3.0%
ALLETE, Inc.	5,750	$289,225
PNM Resources, Inc.	10,190	283,078
Portoland General Electric Co.	9,250	325,230
		897,533
ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
Littelfuse, Inc.	3,430	336,106

ELECTRONICS - 3.5%
Checkpoint Systems, Inc. *	10,500	108,780
OSI Systems, Inc. *	4,780	321,264
Sanmina Corp. *	14,975	304,442
Watts Water Technologies, Inc.	5,490	299,479
		1,033,965
ENGINEERING & CONSTRUCTION - 0.9%
KBR, Inc.	15,710	274,454

ENTERTAINMENT - 1.6%
Marriott Vacations Worldwide Corp.	5,720	470,241

FOOD - 2.0%
Ingles Markets, Inc.	6,158	257,774
Post Holdings, Inc.	6,960	326,702
		584,476
FOREST PRODUCTS & PAPER - 0.9%
PH Glatfelter Co.	11,230	278,504

GAS - 2.9%
Laclede Group, Inc.	6,010	312,099
Northwest Natural Gas Co.	6,200	289,540
Piedmont Natural Gas Co,. Inc.	7,010	262,454
		864,093
HEALTHCARE - PRODUCTS - 1.8%
Greatbatch, Inc. *	10,120	545,670

HOME BUILDERS - 1.2%
Taylor Morrison Home Corp. *	19,430	359,844

HOME FURNISHINGS - 1.1%
Universal Electronics, Inc. *	6,317	340,739

INSURANCE - 6.2%
American Equity Investment Life Holding Co.	12,917	348,113
Aspen Insurance Holdings Ltd.	6,600	308,418
Employers Holdings, Inc.	9,040	220,666
Endurance Specialty Holdings Ltd.	4,950	298,881
First American Financial Corp.	9,520	331,201
Hanover Insurance Group, Inc.	4,950	339,422
		1,846,701

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund (Continued)
April 30, 2015

Security	Shares	Value
MINING - 0.3%
Coeur Mining, Inc. *	17,020	$88,844

MISCELLANEOUS MANUFACTURING - 1.1%
ITT Corp.	8,550	339,008

OIL & GAS - 1.3%
Murphy USA, Inc.	4,750	310,318
Unit Corp. *	9,580	333,767
WPX Energy, Inc.	29,940	411,675
		1,055,760
OIL & GAS SERVICES - 3.5%
Superior Energy Services, Inc.	15,690	400,095

PACKAGING & CONTAINTERS - 1.1%
Owens-Illinois, Inc. *	14,240	340,478

PHARMACEUTICALS - 3.6%
Owens & Minor, Inc.	8,760	295,387
PharMerica Corp. *	11,970	343,060
Progenics Pharmaceuticals, Inc. *	39,500	195,525
Sagent Pharmaceuticals, Inc. *	10,800	251,748
		1,085,720
REITS - 13.8%
Cedar Realty Trust, Inc.	45,120	315,389
Chesapeake Lodging Trust	10,670	338,772
Education Realty Trust, Inc.	9,340	314,011
First Industrial Realty Trust, Inc.	14,640	288,847
First Potomac Realty Trust	24,740	265,213
Government Properties Income Trust	10,830	225,697
Hudson Pacific Properties, Inc.	11,730	353,777
LaSalle Hotel Properties	8,420	308,930
Lexington Realty Trust	27,240	252,515
Pennsylvania Real Estate Investment Trust	14,700	332,367
RLJ Lodging Trust	10,130	300,557
Select Income REIT	8,398	194,749
Summit Hotel Properties, Inc.	25,499	335,822
Sunstone Hotel Investors, Inc.	20,798	324,033
		4,150,679
RETAIL - 4.8%
American Eagle Outfitters, Inc.	19,830	315,495
Big Lots, Inc.	6,330	288,458
Build-A-Bear Workshop, Inc. *	16,132	297,313
Cracker Barrel Old Country Store, Inc.	2,120	280,858
Stage Stores, Inc.	13,500	260,685
		1,442,809
Security	Shares	Value
SAVINGS & LOANS - 4.4%
Astoria Financial Corp.	23,500	$309,495
Homestreet, Inc. *	9,500	196,460
Meta Financial Group, Inc.	5,650	231,142
Washington Federal, Inc.	14,460	312,336
WSFS Financial Corp.	3,630	258,347
		1,307,780
SEMICONDUCTORS - 1.6%
IXYS Corp.	12,842	145,243
MKS Instrumetns, Inc.	9,390	326,866
		472,109
SOFTWARE - 1.1%
Progress Software Corp. *	12,000	316,800

TELECOMMUNICATIONS - 3.7%
Atlantic Tele-Network, Inc.	4,540	299,731
NETGEAR, Inc.	10,296	311,660
Polycom, Inc. *	22,780	297,279
Spok Holdings, Inc.	10,330	194,462
		1,103,132
TEXTILES - 1.0%
UniFirst Corp.	2,760	312,515

TRANSPORTATION - 1.8%
Con-way, Inc.	5,720	235,092
Werner Enterprises, Inc.	11,320	304,168
		539,260

TOTAL COMMON STOCK - (Cost - $27,224,474)		28,860,482

EXCHANGE TRADED FUNDS - 1.7%
EQUITY FUND - 1.7%
iShares Russell 2000 Value ETF (Cost - $515,165)	5,000	504,850

SHORT-TERM INVESTMENT - 1.8%
MONEY MARKET FUND - 1.8%
Invesco STIT-Treasury Portfolio Institutional - 0.01% +	542,044	542,044
(Cost - $542,044)

TOTAL INVESTMENTS - 99.7% (Cost - $28,281,683)		$29,907,376
OTHER ASSETS LESS LIABILITIES - 0.3%		81,842
NET ASSETS - 100.0%		$29,989,218

REIT - Real Estate Investment Trust

+	Variable rate security - interest rate is as April 30, 2015.

*	Non Income producing security.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund (Continued)
April 30, 2015

Portfolio Composition * - (Unaudited)
Financial	39.00%	Energy	4.87%
Consumer, Cyclical	13.62%	Basic Materials	4.19%
Industrial	10.68%	Communications	3.69%
Consumer, Non-Cyclical	9.32%	Short-Term Investment	1.81%
Utilities	5.89%	Equity Fund	1.68%
Technology	5.25%	Total	100.00%

*	Based on total value of investments as of April 30, 2015.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund
Message from the Sub-Adviser (Bailard, Inc.)

Emerging market equities, as measured by the MSCI Emerging Markets Index, had a volatile six-month period ended April 30, 2015 increasing 3.9 percent. The first three months of the fiscal period emerging market equities declined 5.1 percent amid various geopolitical concerns and a decline in commodities. In the final three months of the fiscal period emerging markets rallied 9.5 percent as oil rebounded and the relative dollar strength reached record levels. The index underperformed its U.S. counterpart, as measured by the S&P 500 Index, which increased 4.4 percent over the same time period.

The Sub-Adviser continued to focus on individual countries and bottom-up stock selection within those countries, with overweights or underweights to economic sectors being largely incidental. On an absolute basis, top performing countries in the Fund included Brazil, Pakistan, and Argentina, while Russia, Turkey, and Vietnam lagged. For the fiscal six-month period, overall country selection and stock selection slightly detracted from performance relative to the benchmark index.

Throughout the fiscal six-month period the Sub-Adviser steadily increased the underweight to China to over 7.4 percent. Although the Chinese holdings generally appreciated over the fiscal period, the underweight in China and selection of Chinese stocks detracted from the Funds performance. On a relative basis, Huaneng Power International Inc. (902 HK) (holding percentage* 0.72 percent), a power plant operator, was one of the Fund’s detractors over the fiscal period. Over the six-month period Huaneng Power International Inc increased 16.2 percent but detracted from performance due to its relative underweight. A Chinese holding that contributed to the Fund’s performance was Lenovo Group Limited (992 HK) (holding percentage*: 1.84 percent), which has subsidiaries that sell and manufacture personal computers and handheld devices. Over the fiscal six-month period ended April 30, 2015 Lenovo Group Limited increased 16.8 percent and the Sub-Adviser was overweight the position relative to the benchmark. The Sub-Adviser believes this is currently a challenging country to invest in due to the difficulty in deciphering and determining the validity of the available data.

One of the largest overweights and strongest positive contributor to performance over the most recent fiscal period was the Fund’s investments in Latin America. To begin the fiscal period the Sub-Adviser was overweight Argentina and underweight the rest of the Latin American region which benefited the Fund through most of the fiscal six-month period. However, there was a slight pullback as a result of the resurgence of their currency and the improving market in Brazil at the end of the fiscal period. Banks led the way during this rally in Argentina, as Banco Macro SA ADR (BMA) (holding percentage*: 1.12 percent), a bank offering both commercial and retail banking services, was a crucial holding. Over the fiscal six-month period, Banco Macro SA ADR increased 33.23 percent. Another Latin American holding that positively contributed to performance was JBS ON (JBSS3 BZ) (holding percentage*: 0.74 percent), which is a processor of a range of meats. Since this position was initiated in mid-November, JBS ON increased 32.6 percent. The Sub-Adviser believes this is due to the strength of the U.S. dollar and their successful U.S. operations.

The Fund’s overweight to Pakistan enhanced performance on both a relative and absolute basis. The Sub-Adviser overweighted the country by nearly 4.0 percent, which amplified the outperformance. The Fund held the best performing and the most liquid stock available in Pakistan, Engro Corporation Ltd. (ENGRO PA) (holding percentage*: 1.25 percent). Engro Corporation Ltd. engages in the manufacturing and marketing of fertilizers and plastics, generates electricity, and processes food. Engro Corporation Ltd. followed its strong performance of 77.8 percent in the first three months of the fiscal period with an increase of 7 percent the final three months. The Sub-Adviser believes that this conglomerate outperformed other holdings within the country as a result of their diversified business model and exposure to the U.S. consumer.

Going forward, the Sub-Adviser is optimistic for emerging market companies and believes growth can be found. It believes that it is a constructive environment for emerging market equities as a result of conservative valuations when compared to those in the United States. Global growth is coming in as tepid but opportunities are available, especially in areas of positive reform such as Asia. The Sub-Adviser also believes that areas of negative reform such as Brazil should be approached cautiously as Brazil is amid its worst fiscal deficit in 16 years.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2015
			Annualized	Annualized	Annualized	Annualized Since Inception
	Six Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	0.27%	7.40%	2.04%	0.93%	6.18%	6.85%
Class C	(0.18)%	6.30%	1.03%	(0.08)%	5.13%	5.80%
Class A with load of 5.75%	(5.61)%	0.98%	(0.21)%	(0.50)%	N/A	(0.08)%*
Class A without load	0.14%	7.11%	1.79%	0.68%	N/A	0.63%*
MSCI Emerging Markets Index (net)	3.92%	7.80%	3.24%	3.02%	9.58%	9.98%
Morningstar Diversified Emerging Markets Category	0.96%	4.16%	2.73%	2.36%	8.17%	8.48%

*Class A commenced operations on January 3, 2007.
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.
The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.33% for Class N, 2.33% for Class C and 1.58% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund
April 30, 2015

Security	Shares	Value
COMMON STOCK - 91.3%
AIRLINES - 0.7%
Korean Air lInes Co. Ltd. *	7,500	$319,991

APPAREL - 1.0%
Pou Chen Corp.	360,000	504,537

AUTO MANUFACTURERS - 2.8%
Great Wall Motor Co. Ltd.	42,000	318,652
Tata Motors Ltd. - ADR	25,000	1,029,750
Tata Motors Ltd. * ^	1,376	9,061
		1,357,463
BANKS - 18.3%
Banco Macro SA - ADR	10,000	552,500
Bank of China Ltd.	1,200,000	822,175
BDO UniBank, Inc.	150,000	366,326
China Construction Bank Corp.	1,250,000	1,213,317
Commercial International Bank Egypt SAE - GDR	225,000	1,554,128
FirstRand Ltd.	180,000	855,609
Grupo Financiero Galicia SA - ADR	15,000	330,600
ICICI Bank Ltd. - ADR	70,000	765,100
Industrial & Commercial Bank of China Ltd.	600,000	520,433
Kasikornbank PCL - NVDR	60,000	379,749
Krung Thai Bank PCL -NVDR	800,000	482,832
OTP Bank PLC	50,000	1,106,017
		8,948,786
CHEMICALS - 3.1%
Engro Corp Ltd.	250,000	778,368
Nan Ya Plastics Corp.	300,000	737,412
		1,515,780
COMMERCIAL SERVICES - 1.6%
Zhejiang Expressway Co., Ltd.	500,000	794,030

COMPUTERS - 4.4%
Infosys Ltd. - ADR	40,000	1,239,200
Innolux Corp.	750,000	386,916
Lenovo Group Ltd.	300,000	515,828
		2,141,944
COSMETICS / PERSONAL CARE - 0.9%
Amorepacific Corp.	125	452,769

DIVERSIFIED FINANCIAL SERVICES - 4.7%
China Everbright Ltd.	90,000	297,501
CTBC Financial Holding Co., Ltd.	1,265,649	985,244
Fubon Financial Holding Co. Ltd.	200,000	430,154
Mirae Asset Securities Co., Ltd.	10,500	578,976
		2,291,875
ELECTRIC - 1.7%
Energy Development Corp.	1,250,000	226,399
Huaneng Power International, Inc.	250,000	354,525
Korea Electric Power Corp.	6,000	260,833
		841,757
ELECTRONICS - 3.1%
AU Optronics Corp.	500,000	250,948
Hon Hai Precision Industry Co., Ltd.	224,000	671,270
Pegatron Corp.	200,000	592,549
		1,514,767
Security	Shares	Value

FOOD - 3.0%
JBS SA	200,000	$1,025,264
Universla Rubina Corp.	90,000	438,303
		1,463,567
FOREST PRODUCTS & PAPER - 0.4%
Mondi Ltd.	15,000	300,968

HEALTHCARE PRODUCTS - 0.8%
Hengan International Group Co, Ltd.	30,000	370,077

HOLDING COMPANIES - DIVERSIFIED - 1.7%
AVI Ltd.	50,000	340,932
Siam Cememnt PLC - NVDR	30,000	486,878
		827,810
HOME FURNISHINGS - 1.2%
Steinhoff International Holdings Ltd.	90,000	568,240

INSURANCE - 3.0%
BB Seguridade Participacoes SA	50,000	579,715
PICC Property & Casualty Co., Ltd.	400,000	886,138
		1,465,853
INTERNET - 3.3%
MercadoLibre, Inc.	4,000	569,320
Tencent Holdings Ltd.	50,000	1,031,858
		1,601,178
IRON / STEEL- 1.8%
Fosun International Ltd.	200,000	498,453
Hyundai Steel Co.	5,000	365,360
		863,813
LODGING - 0.9%
Kangwon Land, Inc.	12,500	425,989

MINING - 1.7%
MMC Norilsk Nickel OJSC - ADR	45,000	845,100

OIL & GAS - 11.3%
China Petroleum & Chemical Corp.	400,000	377,475
CNOOC Ltd.	360,000	613,825
Gazprom OAO - ADR	180,000	1,058,400
Lukoil OAO - ADR	30,000	1,536,000
MOL Hungarian Oil & Gas PLC	6,000	333,885
Pakistan Petroleum Ltd.	200,000	353,948
PTT PCL - NVDR	75,000	806,599
YPF SA - ADR	15,000	458,100
		5,538,232
PHARMACEUTICALS - 0.5%
Dr. Reddy's Laboratories Ltd. - ADR	5,000	259,900

REAL ESTATE - 2.9%
Ayala Land, Inc.	480,000	414,708
China Overseas Land & Investment Ltd.	240,000	999,608
		1,414,316
RETAIL - 0.9%
ANTA Sports Products	200,000	439,731

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund (Continued)
April 30, 2015

Security	Shares	Value
ENGINEERING & CONSTRUCTION - 1.5%
Airports of Thailand PCL - NVDR	40,000	$349,820
China Communications Construction Co. Ltd.	200,000	363,741
		713,561
TELECOMMUNICATIONS - 6.1%
China Mobile Ltd.	90,000	1,285,388
Global Telecom Holding - GDR *	150,000	328,500
Philippine Long Distance Telephone Co.	6,000	375,983
SK Telecom Co., Ltd.	1,000	267,900
Telecom Argentina SA - ADR	12,000	250,320
True Corp. PLC - NVDR *	1,250,000	459,292
		2,967,383
SEMICONDUCTORS - 8.0%
Advanced Semiconductor Engineering, Inc. - ADR	150,000	1,069,500
Samsung Electronics Co. Ltd.	500	655,749
Siliconware Precision Industries Co., Ltd - ADR	50,000	405,500
SK Hynx, Inc. *	12,500	534,669
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	50,000	1,222,000
		3,887,418

TOTAL COMMON STOCK (Cost - $38,776,199)		44,636,835
Security	Shares	Value
EXCHANGE TRADED FUNDS - 6.4%
EQUITY FUNDS - 6.4%
iShares MSCI Philippines ETF	20,000	$805,600
iShares MSCI Taiwan ETF	70,000	1,150,800
Market Vectors Russia ETF	60,000	1,182,000
TOTAL EXCHANGE TRADED FUNDS (Cost - $3,032,499)		3,138,400

SHORT-TERM INVESTMENT - 3.0%
MONEY MARKET FUND - 3.0%
First American Government Obligations Fund - 0.01% +
(Cost - $1,439,058)	1,439,058	1,439,058

TOTAL INVESTMENTS - 100.7% (Cost - $43,247,756)		$49,214,293
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7)%		(334,928)
NET ASSETS - 100.0%		$48,879,365

*	Non-income producing security.

^	Rights

+	Variable rate security. Interest rate is as of April 30, 2015.

ADR - American Depositary Receipt.	ETF - Exchange Traded Funds
GDR - Global Depositary Receipt.	NVDR - Non-Voting Depositary Receipt

Portfolio Composition * - (Unaudited)
China	18.53%	India	6.71%
Taiwan	14.74%	Thailand	6.03%
United States	9.30%	Hong Kong	5.25%
South Korea	7.85%	Argentina	4.39%
Rusisa	6.99%	Other Countries	20.21%
		Total	100.00%

*	Based on total value of investments as of April 30, 2015.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund
Message from the Sub-Adviser (Pier Capital, LLC)

Small cap growth stocks, as measured by the Russell 2000 Growth Index, ended a volatile first half of the fiscal year on a positive note, gaining 7.3 percent for the six-month period ended April 30, 2015. The beginning of the fiscal year saw gains, as November and December posted positive results of 0.7 percent and 3.0 percent, respectively. January took a downturn which resulted in a loss of 2.3 percent. February had a strong rebound of 7.2 percent which continued into March, adding 1.8 percent. April, the final month of the first half of the fiscal year, took a breather, with small cap growth stocks losing 2.9 percent.

During the period, there were no material changes to the Sub-Adviser’s investment decision making process. The Sub-Adviser continues to implement a bottom-up process to selecting stocks for the Fund, focusing on individual firm characteristics rather than sector weightings or the economy as a whole. It seeks companies on the verge of experiencing large increases in market share. By seeking out and identifying market catalysts, the Sub-Adviser believes that the securities it selects for the Fund are tailored towards organic growth due to some kind of market advantage. The Sub-Adviser feels that volatility in small cap growth stocks may have been a direct result of a strengthening U.S. dollar and falling oil prices, which had a negative effect on the energy sector. From a returns perspective, small cap growth stocks may have benefitted from a general risk-on sentiment by investors due to a number of factors, including the economic struggles in Europe and the stimulus measures implemented by the European Central Bank, the economic growth in the U.S. and the re-emergence of the consumer, as reflected in unemployment data and minimum wage increases. From a Fund-specific perspective, U.S. economic factors are much more impactful than are economic factors from outside the U.S. Given that the U.S. economy is on more solid ground than many economies around the globe bodes well for the companies in which the Fund invests.

The sectors which provided the strongest benefit to the Fund during the first six-months of the fiscal year were energy and information technology. Small cap growth energy stocks in the Fund were helped by PDC Energy, Inc. (PDCE) (holding percentage*: 0.87 percent), which produces, develops, explores and markets crude oil, natural gas and natural gas liquids throughout the United States. The company gained 29.8 percent over the first half of the fiscal year. Also aiding Fund performance from the information technology sector was Avago Technologies LTD (AVGO) (holding percentage*: 1.36 percent), a manufacturer of semiconductor products such as optoelectronics, radio-frequency and microwave components, and application-specific integrated circuits. The company’s products are used in mobile phones, consumer electronics, enterprise and telecom networking gear, optical mice, automotive electronics, and military and aerospace systems. The company gained 36.4 percent over the six-month period ended April 30, 2015.

The sectors which detracted most from Fund returns were consumer staples and industrials. Small Cap Growth consumer staples stocks in the Fund were held back by Keurig Green Mountain, Inc. (GMCR) (holding percentage**: 0.87 percent), a specialty coffee and coffee maker business. The company provides Keurig single-cup brewing systems which includes Keurig single cup brewer, K-Cup portion packs used by the system, as well as related accessories. Keurig manages operations through two business segments, the specialty coffee business unit and the Keurig business unit. The stock fell 10.6 percent during the period before the Sub-Adviser sold all positions in the company at the end of December. In the industrials sector, NCI Building Systems, Inc. (NCS) (holding percentage**: 0.91 percent), performed negatively for the Fund. The company designs, manufactures, and markets metal engineered building systems and products for the building industry. The company sells metal components as well as complete metal building systems and sells its products in the United States. The stock detracted from the performance of the Fund, falling 6.1 percent over the period before the Sub-Adviser sold all positions in the company at the end of December.

The Sub-Adviser is optimistic about continued gradual U.S. economic improvement and that rising interest rates later in the year should be good for small cap stocks, as that is usually a sign of economic strength. The Sub-Adviser believes that stock valuations may be slightly high but noted that small cap companies have begun using cash as a source for capital expenditures. The Sub-Adviser believes this will be reflected positively in future earnings which will, in turn, justify valuations. This could create an environment in which small cap stocks continue to show strength.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2015
	Six		Annualized	Annualized	Annualized	Annualized Since Inception
	Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	8.93%	12.29%	14.86%	12.50%	9.53%	8.63%
Class C	8.36%	11.16%	13.70%	11.37%	8.45%	7.56%
Class A with load of 5.75%	2.51%	5.49%	12.30%	10.89%	N/A	7.63%*
Class A without load	8.79%	11.95%	14.55%	12.22%	N/A	8.40%*
Russell 2000 Growth Index	7.25%	14.65%	17.22%	14.94%	10.41%	8.64%
Morningstar Small Cap Growth Category	5.82%	11.24%	14.38%	13.02%	8.62%	7.56%

*Class A commenced operations on January 3, 2007.
The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.
The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.84% for Class N, 2.84% for Class C and 2.09% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund (Continued)
April 30, 2015

Security	Shares	Value
COMMON STOCK - 97.8%
AIRLINES - 1.8%
Allegiant Travel Co.	892	$137,154
Spirit Airlines, Inc. *	3,651	249,984
Virgin America, Inc. *	7,194	206,756
		593,894
APPAREL - 4.6%
Carter's, Inc.	3,949	394,347
G-III Apparel Group Ltd. *	3,165	351,885
Sequential Brands Group, Inc. *	5,160	63,984
Sketchers USA, Inc. - Class A *	4,894	440,068
Steven Madden Ltd. *	7,864	306,853
		1,557,137
BANKS - 4.9%
Bank of the Ozarks	8,517	330,119
BankUnited, Inc.	8,585	282,103
Customers Bancorp, Inc. *	14,532	366,352
Signature Bank *	2,609	349,841
Western Alliance Bancorp *	9,891	305,830
		1,634,245
BIOTECHNOLOGY - 2.5%
Repligen, Inc. *	9,950	293,625
Spark Therapeutics, Inc. *	5,140	294,368
Synageva BioPharma Corp. *	2,764	254,177
		842,170
BUILDING MATERIALS - 3.6%
Apogee Enterprises, Inc.	7,822	411,594
Caesarstone Sdot-Yam Ltd.	4,796	284,115
NCI Building Systems, Inc. *	14,336	221,921
PGT, Inc. *	26,609	301,214
		1,218,844
CHEMICALS - 0.9%
Cytec Industries, Inc.	5,547	306,694

COMMERICAL SERVICES - 6.8%
AMN Healthcare Services, Inc. *	13,954	318,291
Healthcare Services Group, Inc.	9,120	276,062
ICF International, Inc. *	3,539	136,252
Multi-Color Corp.	4,909	308,187
Nord Anglia Education, Inc. *	12,045	313,772
On Assignment, Inc. *	1,852	62,320
Sabre Corp.	13,906	346,120
Team Health Holdings, Inc. *	4,236	252,339
WEX, Inc. *	2,409	271,518
		2,284,861
COMPUTERS - 4.8%
EPAM Systems *	5,875	380,171
Globant SA *	13,878	291,577
Manhattan Associates, Inc. *	6,941	364,819
Mercury Systems, Inc. *	17,013	234,950
Synaptics, Inc. *	3,853	326,426
		1,597,943
DIVERSIFIED FINANCIAL SERVICES - 2.6%
ELLIE Mae, Inc. *	6,500	357,500
Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES (Continued) - 2.6%
Portfolio Recovery Associates, Inc. *	4,792	$262,482
WageWorks, Inc. *	4,890	246,456
		866,438
ELECTRONICS - 1.1%
IMAX Corp. *	9,434	352,454

ENGINEERING & CONSTRUCTION - 1.0%
Comfort Systems USA, Inc.	15,708	324,999

ENTERTAINMENT - 0.9%
AMC Entertainment Holdings, Inc.	10,381	312,053

ENVIRONMENTAL CONTROL - 1.2%
US Ecology, Inc.	8,561	401,597

FOOD - 1.8%
Pinnacle Foods, Inc.	7,649	310,167
United Natural Foods, Inc. *	4,258	287,245
		597,412
HEALTHCARE-PRODUCTS - 7.7%
Abaxis, Inc.	5,325	340,800
Cepheid, Inc. *	4,990	279,939
Cooper Cos, Inc.	1,798	320,170
Intersect ENT, Inc. *	11,439	287,062
K2M Group Holdings, Inc. *	17,735	372,612
LDR Holding Corp. *	7,952	269,175
Nanostring Technologies, Inc. *	10,014	119,567
West Pharmaceutical Services	5,504	293,253
Zeltiq Aesthetics, Inc. *	9,648	296,194
		2,578,772
HEALTHCARE-SERVICES - 3.2%
Acadia Healthcare Co., Inc. *	4,515	309,278
Centene Corp. *	7,000	433,930
Surgical Care Affiliates, Inc. *	8,878	334,701
		1,077,909
HOME BUILDERS - 0.8%
William Lyon Homes *	11,875	257,094

INSURANCE - 0.8%
Federated National Holding Co.	8,767	252,490

INTERNET - 4.6%
ComScore, Inc. *	9,525	498,729
GrubHub, Inc. *	6,919	284,855
Ringcentral, Inc. *	18,927	326,112
Stamps.com, Inc. *	2,266	140,243
Zendesk, Inc. *	13,174	303,792
		1,553,731
LEISURE TIME - 1.0%
Malibu Boats, Inc. *	7,851	166,206
Performance Sports Group Ltd. *	7,769	157,711
		323,917
LODGING - 0.4%
Marcus Corp.	7,313	141,653

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund (Continued)
April 30, 2015

Security	Shares	Value
MEDIA - 1.0%
AMC Networks, Inc. *	4,582	$345,666

MISCELLANEOUS MANUFACTURING - 1.8%
CLARCOR, Inc.	4,718	306,670
Proto Labs, Inc. *	4,158	291,060
		597,730
OFFICE FURNISHINGS - 0.9%
Knoll, Inc.	13,931	317,209

OIL & GAS - 2.7%
Diamondback Energy, Inc. *	3,461	285,775
PDC Energy, Inc. *	5,301	300,779
RSP Permian, Inc. *	10,561	306,480
		893,034
PHARMACEUTICALS - 7.6%
Depomed, Inc. *	14,643	340,596
DexCom, Inc. *	5,169	349,269
Diplomat Pharmacy, Inc. *	8,708	311,921
Esperion Therapeutics, Inc. *	3,188	303,274
Intra-Cellular Therapies, Inc. *	15,094	308,672
Nevro Corp. *	7,246	326,215
Quintiles Transnational Holdings, Inc. *	5,472	360,495
Relypsa, Inc. *	3,698	106,983
Zafgen, Inc. *	4,514	140,475
		2,547,900
REAL ESTATE - 1.4%
Marcus & Millichap, Inc. *	13,598	481,097

RETAIL - 9.2%
Buffalo Wild Wings, Inc. *	1,969	313,662
Burlington Stores, Inc. *	5,168	266,514
Cabela's, Inc. - Class A *	5,484	289,226
Carmax, Inc. *	5,070	345,318
Chipotle Mexican Grill, Inc. *	480	298,243
Jack in the Box, Inc.	3,886	337,188
Kate Spade & Co. *	8,871	290,082
Restoration Hardware Holding *	3,107	267,730
Signet Jewelers Ltd.	2,748	368,589
Urban Outfitters, Inc. *	8,222	329,206
		3,105,758
Security	Shares	Value
SEMICONDUCTORS - 6.3%
Avago Technologies Ltd.	4,035	$471,611
Cavium, Inc. *	4,775	309,372
IPG Photonics Corp. *	3,262	288,948
MA-COM Technology Solutions Holdings, Inc. *	10,307	314,054
Monolithic Power Systems, Inc.	6,023	312,172
NXP Semiconductor NV *	4,532	435,616
		2,131,773
SOFTWARE - 7.7%
Benefitfocus, Inc. *	8,587	296,681
Cvent, Inc. *	15,964	429,112
Paycom Software, Inc. *	9,701	306,649
Proofpoint, Inc. *	5,486	296,134
Qlik Technologies, Inc. *	9,912	344,838
Radware Ltd. *	14,037	332,256
Tyler Technologies, Inc. *	2,346	286,095
Verint Systems, Inc. *	4,721	290,011
		2,581,776
TELECOMMUNICATIONS - 0.4%
Infinera Corp. *	7,596	142,805

TRANSPORTATION - 1.8%
Old Dominion Freight Line, Inc. *	4,623	328,834
Swift Transportation Co. *	11,127	269,273
		598,107

TOTAL COMMON STOCK		32,819,162
(Cost - $28,229,792)

SHORT-TERM INVESTMENT - 5.3%
MONEY MARKET FUND - 5.3%
Fidelity Institutional Money Market Funds -
Government Portfolio, 0.01% +	1,771,163	1,771,163
TOTAL SHORT-TERM INVESTMENT (Cost - $1,771,163)

TOTAL INVESTMENTS - 103.1% (Cost - $30,000,955)		$34,590,325
LIABILITIES IN EXCESS OF OTHER ASSETS - (3.1)%		(1,049,742)
NET ASSETS - 100.0%		$33,540,583

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of April 30, 2015.

Portfolio Composition * - (Unaudited)
Consumer, Non-Cyclical	28.7%	Communications	5.9%
Consumer, Cyclical	19.1%	Energy	2.6%
Technology	18.2%	Basic Materials	0.9%
Industrial	10.1%	Short-Term Investment	5.1%
Financial	9.4%	Total	100.0%

*	Based on total value of investments as of April 30, 2015.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2015

	Dunham	Dunham			Dunham
	Corporate /	Monthly	Dunham	Dunham	International	Dunham	Dunham	Dunham
	Government	Distribution	Floating Rate	High-Yield	Opportunity	Dynamic Macro	Alternative	Appreciation &
	Bond Fund	Fund	Bond Fund	Bond Fund	Bond Fund	Fund	Strategy Fund	Income Fund
Assets:
Investments in securities, at cost	$55,691,495	$322,952,945	$84,446,713	$104,107,573	$57,466,027	$26,277,267	$17,404,841	$28,558,927
Investments in securities, at value	$56,519,835	$324,339,877	$84,065,650	$106,175,993	$53,838,111	$26,742,070	$17,579,400	$30,202,627
Foreign currency, at value (Cost $82,375 and $653,209, respectively)	—	80,768	—	—	661,632	—	—	—
Deposits with brokers	—	7,193,707	—	—	217,755	—	—	—
Unrealized appreciation on swap contracts	—	3,192,759	—	—	—	—	—	—
Unrealized appreciation on futures	—	—	—	—	73,438	226,130	—	—
Cash	—	13,170,000	—	—	—	—	—	—
Receivable for securities sold	252,335	4,218,765	278,639	126,841	539,191	—	7,105,915	—
Receivable for swaps closed	—	642,291	—	—	—	—	—	—
Interest and dividends receivable	544,136	478,003	512,200	1,666,992	609,374	22,655	—	103,980
Receivable for fund shares sold	342,133	1,932,969	598,151	450,292	299,943	87,173	307	105,103
Receivable for open forward foreign currency contracts	—	30,048	—	—	309,583	753	—	—
Prepaid expenses and other assets	29,570	33,830	26,237	31,013	5,221	36,278	9,419	18,777
Total Assets	57,688,009	355,313,017	85,480,877	108,451,131	56,554,248	27,115,059	24,695,041	30,430,487
Liabilities:
Option contracts written (premiums received $10,843,945 & $21,047)	—	10,273,205	—	—	—	21,317	—	—
Securities sold short (proceeds $27,906,117)	—	30,563,011	—	—	—	—	—	—
Unrealized depreciation on swaps	—	730,839	—	—	—	—	—	—
Unrealized depreciation on futures	—	—	—	—	15,060	202,838	—	—
Payable for dividends on short sales	—	101,769	—	—	—	—	—	—
Payable to broker for futures	—	—	—	—	—	99,551	—	—
Payable for securities purchased	1,174,710	12,480,749	2,409,253	872,075	—	1,616,959	4,579,841	202,207
Payable for fund shares redeemed	666	252,442	525	28,604	500	172	6,198	52,756
Payable for open forward foreign currency contracts	—	534,042	—	—	495,113	—	—	—
Distributions payable	500	109,707	1,328	20,881	—	—	—	—
Payable to adviser	23,139	166,319	40,563	52,859	26,955	13,015	10,899	15,764
Payable to sub-adviser	7,310	243,111	20,593	13,066	16,302	81,065	5,250	29,329
Payable for distribution fees	3,608	59,420	660	20,267	735	2,069	1,111	8,899
Payable for administration fees	6,013	14,725	9,079	6,612	3,561	737	815	2,096
Payable for fund accounting fees	703	8,230	1,001	3,337	1,540	468	1,264	1,228
Payable for transfer agent fees	2,413	2,645	997	1,551	2,689	1,562	898	1,663
Payable for custody fees	825	10,697	1,311	984	14,263	1,307	1,833	1,262
Accrued expenses and other liabilities	4,815	35,966	3,630	8,608	6,036	5,421	20,167	8,927
Total Liabilities	1,224,702	55,586,877	2,488,940	1,028,844	582,754	2,046,481	4,628,276	324,131
Net Assets	$56,463,307	$299,726,140	$82,991,937	$107,422,287	$55,971,494	$25,068,578	$20,066,765	$30,106,356
Net Assets:
Paid in capital	$56,462,732	$308,381,364	$83,829,640	$112,589,659	$59,953,271	$24,084,545	$20,588,092	$28,144,877
Accumulated net investment income (loss)	(12,486)	816,701	21,029	24,302	219,093	(152,399)	(242,067)	(50,101)
Accumulated net realized gain (loss) on investments, options, securities sold short, futures, swap contracts, and foreign currency transactions	(815,279)	(10,729,145)	(477,669)	(7,260,094)	(409,633)	647,899	(453,819)	367,880
Net unrealized appreciation (depreciation) on investments, options, securities sold short, futures, swap contracts, and foreign currency translations	828,340	1,257,220	(381,063)	2,068,420	(3,791,237)	488,533	174,559	1,643,700
Net Assets	$56,463,307	$299,726,140	$82,991,937	$107,422,287	$55,971,494	$25,068,578	$20,066,765	$30,106,356
Net Asset Value Per Share
Class N Shares:
Net Assets	$48,398,978	$167,721,788	$71,759,887	$85,588,208	$47,481,356	$20,392,059	$17,332,513	$21,105,074
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	3,437,068	4,351,078	7,258,038	9,181,847	5,177,915	1,992,438	693,438	2,261,027
Net asset value, offering and redemption price per share	$14.08	$38.55	$9.89	$9.32	$9.17	$10.23	$25.00	$9.33
Class A Shares:
Net Assets	$4,274,650	$77,782,154	$7,570,442	$10,746,604	$6,412,320	$2,737,013	$1,838,266	$4,209,614
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	303,904	2,055,663	766,222	1,143,825	700,178	266,952	74,799	451,804
Net asset value and redemption price per share *	$14.07	$37.84	$9.87	$9.40	$9.16	$10.25	$24.58	$9.32
Front-end sales charge factor	0.9550	0.9425	0.9425	0.9550	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$14.73	$40.15	$10.48	$9.84	$9.72	$10.88	$26.08	$9.89
Class C Shares:
Net Assets	$3,789,679	$54,222,198	$3,661,608	$11,087,475	$2,077,818	$1,939,506	$895,986	$4,791,668
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	271,073	1,690,895	370,626	1,196,738	227,832	192,971	38,319	522,379
Net asset value, offering and redemption price per share	$13.98	$32.07	$9.88	$9.26	$9.12	$10.05	$23.38	$9.17

* For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
April 30, 2015

			Dunham				Dunham
	Dunham	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Alternative	Large Cap	International	Real Estate	Small Cap	Markets	Small Cap
	Value Fund	Income Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund
Assets:
Investments in securities, at cost	$35,575,946	$7,985,172	$49,904,198	$73,426,551	$38,095,650	$28,281,683	$43,247,756	$30,000,955
Investments in securities, at value	$56,048,050	$8,368,530	$60,048,701	$80,093,790	$46,287,289	$29,907,376	$49,214,293	$34,590,325
Foreign currency, at value (Cost $370 and $114,044, respectively)	—	342	—	95,723	—	—	—	—
Receivable for securities sold	—	325,704	—	306,938	458,620	—	3,381,000	873,041
Interest and dividends receivable	29,519	14,473	11,547	317,289	29,100	25,526	40,795	2,419
Receivable for fund shares sold	120,762	—	180,063	191,977	376,528	99,425	119,320	187,183
Receivable for open forward foreign currency contracts	—	—	—	656,649	—	—	14,065	—
Prepaid expenses and other assets	33,612	4,314	30,793	34,552	36,586	33,074	26,628	25,296
Total Assets	56,231,943	8,713,363	60,271,104	81,696,918	47,188,123	30,065,401	52,796,101	35,678,264
Liabilities:
Cash overdraft	—	253,414	—	—	—	—	15,494	—
Payable for securities purchased	—	—	—	459,283	517,595	26,183	3,829,034	2,090,971
Payable for fund shares redeemed	747	—	2,683	2,318	108,211	324	1,123	2,790
Payable for open forward foreign currency contracts	—	—	—	886,434	—	—	185	—
Payable to adviser	29,791	4,619	32,382	42,948	25,224	16,380	25,579	18,361
Payable to sub-adviser	3,451	984	24,719	63,999	27,588	14,621	17,247	2,187
Payable for distribution fees	6,390	3,589	6,928	9,599	5,036	3,543	6,151	9,961
Payable for administration fees	2,151	545	2,399	2,037	637	933	2,245	1,222
Payable for fund accounting fees	1,626	525	607	1,056	1,100	2,394	1,177	1,488
Payable for transfer agent fees	2,687	1,338	858	325	1,120	1,252	2,454	1,723
Payable for custody fees	1,041	820	339	641	2,023	821	9,287	2,187
Accrued expenses and other liabilities	10,211	15,561	5,782	1,616	5,159	9,732	6,760	6,791
Total Liabilities	58,095	281,395	76,697	1,470,256	693,693	76,183	3,916,736	2,137,681
Net Assets	$56,173,848	$8,431,968	$60,194,407	$80,226,662	$46,494,430	$29,989,218	$48,879,365	$33,540,583
Net Assets:
Paid in capital	$35,849,883	$7,999,323	$49,843,483	$72,034,396	$36,061,885	$27,732,835	$49,133,439	$27,958,391
Undistributed net investment income (loss)	144,618	145,258	(669,270)	(525,207)	308,081	(14,145)	(185,301)	(165,913)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(292,757)	(95,943)	875,691	2,298,340	1,932,825	644,835	(6,027,453)	1,158,735
Net unrealized appreciation on investments and foreign currency translations	20,472,104	383,330	10,144,503	6,419,133	8,191,639	1,625,693	5,958,680	4,589,370
Net Assets	$56,173,848	$8,431,968	$60,194,407	$80,226,662	$46,494,430	$29,989,218	$48,879,365	$33,540,583
Net Asset Value Per Share
Class N Shares:
Net Assets	$44,405,707	$2,978,921	$40,735,972	$64,234,808	$32,574,977	$24,004,627	$40,338,592	$23,324,153
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	2,672,332	263,644	2,545,762	4,051,077	1,730,155	1,634,968	2,763,861	1,321,071
Net asset value, offering and redemption price per share	$16.62	$11.30	$16.00	$15.86	$18.83	$14.68	$14.60	$17.66
Class A Shares:
Net Assets	$5,995,398	$2,858,136	$14,881,806	$8,612,881	$10,128,820	$3,592,080	$4,851,953	$7,003,280
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	361,672	253,267	937,866	543,820	536,328	245,965	339,441	407,145
Net asset value, and redemption price per share *	$16.58	$11.29	$15.87	$15.84	$18.89	$14.60	$14.29	$17.20
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$17.59	$11.98	$16.84	$16.81	$20.04	$15.49	$15.17	$18.25
Class C Shares:
Net Assets	$5,772,743	$2,594,911	$4,576,629	$7,378,973	$3,790,633	$2,392,511	$3,688,820	$3,213,150
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	358,402	230,993	295,684	480,252	208,213	177,245	270,129	211,656
Net asset value, offering and redemption price per share	$16.11	$11.23	$15.48	$15.36	$18.21	$13.50	$13.66	$15.18

* For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended April 30, 2015

	Dunham	Dunham			Dunham
	Corporate /	Monthly	Dunham	Dunham	International	Dunham	Dunham	Dunham
	Government	Distribution	Floating Rate	High-Yield	Opportunity	Dynamic Macro	Alternative	Appreciation &
	Bond Fund	Fund	Bond Fund	Bond Fund	Bond Fund	Fund	Strategy Fund	Income Fund
Investment Income:
Interest income	$1,144,817	$1,057,250	$1,812,457	$3,581,555	$543,170	$1,072	$256	$197,250
Dividend income	27,258	2,286,798	1,545	11,403	—	75,669	178,277	100,231
Less: Foreign withholding taxes	—	(25,470)	—	—	(18,090)	—	—	—
Total Investment Income	1,172,075	3,318,578	1,814,002	3,592,958	525,080	76,741	178,533	297,481
Operating Expenses:
Investment advisory fees	133,667	925,356	233,905	380,844	151,072	59,867	62,086	90,151
Sub-advisory fees	80,200	1,306,279	155,937	253,896	113,304	69,078	59,571	62,412
Sub-advisory performance fees	(38,415)	410,345	(51,537)	(138,450)	(26,693)	34,911	(31,613)	(14,317)
Fund accounting fees	7,628	43,070	10,689	19,402	7,053	2,666	3,968	4,501
Distribution fees- Class C Shares	13,810	252,947	12,749	41,432	6,967	8,821	4,900	20,508
Distribution fees- Class A Shares	5,022	89,766	10,260	23,957	6,963	2,653	2,433	5,611
Administration fees	42,932	92,172	51,689	51,088	25,683	5,580	7,126	10,841
Registration fees	14,807	26,054	22,315	21,389	27,879	14,910	18,280	23,534
Transfer agent fees	7,612	24,743	11,021	14,886	9,506	8,293	7,917	8,697
Custodian fees	6,186	85,440	13,951	4,719	25,750	3,017	5,221	3,070
Professional fees	10,412	17,441	20,777	11,549	10,842	10,969	8,387	8,762
Chief Compliance Officer fees	831	19,997	5,732	9,402	2,985	277	2,379	684
Printing and postage expense	4,959	44,043	6,959	6,465	3,985	5,813	4,189	3,230
Trustees’ fees	323	10,112	2,537	4,242	5,621	349	975	1,307
Insurance expense	673	2,763	433	704	463	106	241	179
Non 12b-1 shareholder servicing fees	342	20,678	500	5,501	644	342	1,797	1,107
Dividend expenses on short sales	—	624,002	—	—	—	—	—	—
Interest expense	—	—	3,904	—	—	—	—	—
Security borrowing fees	—	95,568	—	—	—	—	—	—
Miscellaneous expenses	575	13,799	5,489	5,224	6,420	1,488	3,132	4,542
Total Operating Expenses	291,564	4,104,575	517,310	716,250	378,444	229,140	160,989	234,819
Less: Advisory/Sub-advisory fees waived	—	(238,561)	—	—	—	—	—	—
Net Operating Expenses	291,564	3,866,014	517,310	716,250	378,444	229,140	160,989	234,819

Net Investment Income (Loss)	880,511	(547,436)	1,296,692	2,876,708	146,636	(152,399)	17,544	62,662

Realized and Unrealized Gain (Loss) on Investments, Options Purchased, Securities Sold Short, Futures, Written Options, Foreign Currency Transactions and Swap Contracts:
Net realized gain (loss) from:
Investments	(349,578)	1,911,267	(409,181)	(3,856,552)	394,031	20	865,066	403,747
Futures	—	—	—	—	(118,648)	1,139,844	—	—
Options purchased	—	2,464,125	—	—	—	(107,083)	—	—
Securities sold short	—	(2,488,491)	—	—	—	—	—	—
Written options	—	(4,298,671)	—	—	—	7,488	—	—
Swap Contracts	(1,821,813)	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	(1,013,857)	1,066	—	—
Foreign currency exchange contracts	—	3,033,190	—	—	328,841	(463)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	162,177	5,203,800	661,002	950,127	(2,174,637)	159,858	(478,083)	579,082
Futures	—	—	—	—	91,669	(104,266)	—	—
Options purchased	—	137,295	—	—	—	173,391	—	—
Securities sold short	—	1,736,110	—	—	—	—	—	—
Written options	—	(777,470)	—	—	—	(270)	—	—
Swap contracts	—	3,799,591	—	—	—	—	—	—
Foreign currency translations	—	—	—	—	15,483	(45)	—	—
Foreign currency exchange contracts	—	(1,144,884)	—	—	(84,553)	753	—	—
Net Realized and Unrealized Gain (Loss)	(187,401)	7,754,049	251,821	(2,906,425)	(2,561,671)	1,270,293	386,983	982,829

Net Increase (Decrease) in Net Assets Resulting From Operations	$693,110	$7,206,613	$1,548,513	$(29,717)	$(2,415,035)	$1,117,894	$404,527	$1,045,491

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited) (Continued)
For the Six Months Ended April 30, 2015

			Dunham				Dunham
	Dunham	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Alternative	Large Cap	International	Real Estate	Small Cap	Markets	Small Cap
	Value Fund	Income Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund

Investment Income:
Interest income	$211	$49	$56	$124	$36	$28	$32	$57
Dividend income	565,124	154,066	118,847	872,799	886,968	280,436	287,541	53,665
Less: Foreign withholding taxes	—	(697)	(814)	(166,811)	—	—	(47,637)	(1,492)
Total Investment Income	565,335	153,418	118,089	706,112	887,004	280,464	239,936	52,230
Operating Expenses:
Investment advisory fees	180,589	26,688	191,161	241,411	167,668	96,043	139,389	105,023
Sub-advisory fees	119,467	16,424	102,933	241,411	102,794	66,492	107,222	80,787
Sub-advisory performance fees	(110,964)	(10,218)	(24,070)	78,416	71,184	37,032	42,504	(63,255)
Fund accounting fees	9,575	1,475	7,834	11,463	3,609	6,653	7,146	5,421
Distribution fees- Class C Shares	28,374	11,791	22,186	33,705	21,482	12,070	17,181	16,288
Distribution fees- Class A Shares	8,289	3,463	20,058	9,978	12,053	4,157	5,145	8,533
Administration fees	19,373	2,929	18,078	36,168	14,715	11,147	18,060	10,431
Registration fees	8,912	3,884	15,480	11,680	21,726	14,346	19,590	19,860
Transfer agent fees	10,046	7,237	9,117	9,939	9,606	9,203	8,029	8,927
Custodian fees	3,181	1,947	9,880	58,376	7,101	3,760	34,423	5,939
Professional fees	9,528	8,590	8,170	10,132	10,110	8,925	10,132	8,810
Chief Compliance Officer fees	3,395	401	3,999	2,270	2,729	1,699	2,597	2,486
Printing and postage expense	3,472	502	4,253	4,463	5,199	2,480	3,472	4,720
Trustees’ fees	1,455	271	1,976	1,810	1,339	584	3,253	992
Insurance expense	502	56	275	790	236	252	313	153
Non 12b-1 shareholder servicing fees	342	619	1,698	836	1,000	644	342	788
Miscellaneous expenses	1,652	3,909	3,740	3,452	1,987	1,312	4,313	2,240
Net Operating Expenses	297,188	79,968	396,768	756,300	454,538	276,799	423,111	218,143

Net Investment Income (Loss)	268,147	73,450	(278,679)	(50,188)	432,466	3,665	(183,175)	(165,913)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments	1,437,181	(65,187)	1,652,097	1,256,261	2,610,647	661,864	(2,010,033)	1,417,373
Foreign currency transactions	—	—	—	(39,188)	—	—	(188)	—
Foreign currency exchange contracts	—	—	—	1,122,913	—	—	(43,239)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(55,832)	(29,801)	2,260,344	3,199,595	(1,284,527)	(304,790)	2,567,520	1,445,524
Foreign currency translations	—	(28)	—	9,053	—	—	(21,527)	—
Foreign currency exchange contracts	—	—	—	(395,203)	—	—	13,880	—
Net Realized and Unrealized Gain (Loss)	1,381,349	(95,016)	3,912,441	5,153,431	1,326,120	357,074	506,413	2,862,897

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,649,496	$(21,566)	$3,633,762	$5,103,243	$1,758,586	$360,739	$323,238	$2,696,984

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham Corporate/Government Bond Fund		Dunham Monthly Distribution Fund		Dunham Floating Rate Bond Fund (1)		Dunham High-Yield Bond Fund		Dunham International Opportunity Bond Fund (1)		Dunham Dynamic Macro Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	Apr. 30, 2015	Oct. 31, 2014	Apr. 30, 2015	Oct. 31, 2014	Apr. 30, 2015	Oct. 31, 2014	Apr. 30, 2015	Oct. 31, 2014	Apr. 30, 2015	Oct. 31, 2014	Apr. 30, 2015	Oct. 31, 2014
Operations:	(Unaudited )		(Unaudited )		(Unaudited )		(Unaudited )		(Unaudited )		(Unaudited )
Net investment income (loss)	$880,511	$1,486,703	$(547,436)	$512,463	$1,296,692	$1,827,661	$2,876,708	$6,650,678	$146,636	$237,796	$(152,399)	$173,976
Net realized gain (loss) from investments, foreign currency, securities sold short, futures, swap contracts and options	(349,578)	(332,208)	(1,200,393)	23,019,455	(409,181)	(53,987)	(3,856,552)	1,765,927	(409,633)	(160,302)	1,040,872	200,686
Net change in unrealized appreciation (depreciation) on investments, foreign currency, securities sold short, futures, swap contracts and options	162,177	749,743	8,954,442	(14,801,536)	661,002	(1,042,065)	950,127	(3,217,654)	(2,152,038)	(1,639,199)	229,421	(46,550)
Net Increase (Decrease) in Net Assets Resulting From Operations	693,110	1,904,238	7,206,613	8,730,382	1,548,513	731,609	(29,717)	5,198,951	(2,415,035)	(1,561,705)	1,117,894	328,112
Distributions to Shareholders From:
Net Realized Gains:
Class N	—	(191,951)	(2,669,547)	(6,012,613)	—	—	—	—	—	—	—	—
Class A	—	(14,055)	(1,198,284)	(2,955,457)	—	—	—	—	—	—	—	—
Class C	—	(18,187)	(1,002,637)	(1,996,319)	—	—	—	—	—	—	—	—
Net Investment Income:
Class N	(791,307)	(1,407,855)	—	—	(1,124,405)	(1,506,355)	(2,248,382)	(5,200,564)	(20,234)	—	—	(123,821)
Class A	(64,774)	(97,767)	—	—	(126,344)	(260,777)	(400,659)	(916,366)	(1,136)	—	—	(27,716)
Class C	(50,327)	(103,240)	—	—	(45,169)	(68,934)	(221,119)	(515,994)	—	—	—	(19,736)
Distributions From Paid In Capital
Class N	—	—	—	(913,335)	—	—	—	—	—	(224,660)	—	—
Class A	—	—	—	(449,313)	—	—	—	—	—	(10,256)	—	—
Class C	—	—	—	(309,594)	—	—	—	—	—	(1,461)	—	—
Total Distributions to Shareholders	(906,408)	(1,833,055)	(4,870,468)	(12,636,631)	(1,295,918)	(1,836,066)	(2,870,160)	(6,632,924)	(21,370)	(236,377)	—	(171,273)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	7,275,475	8,510,305	32,327,251	50,381,636	11,669,190	69,872,906	9,579,623	17,352,248	10,445,938	47,351,487	9,237,596	11,725,933
Class A	1,123,457	1,612,475	18,238,484	40,490,119	2,281,067	14,942,559	5,692,882	5,739,293	3,782,256	4,013,190	1,041,971	1,398,067
Class C	326,334	496,826	12,162,350	25,701,584	569,830	4,576,138	794,652	2,406,391	415,355	2,589,886	329,635	679,798
Reinvestment of distributions
Class N	790,958	1,598,729	2,482,656	6,726,777	1,124,196	1,506,190	2,143,719	4,604,843	20,234	224,659	—	33,572
Class A	61,975	104,336	974,684	2,540,692	117,909	246,728	348,675	799,676	1,098	9,815	—	26,374
Class C	49,215	119,432	768,071	1,884,730	44,868	68,862	155,831	429,779	—	1,461	—	18,864
Cost of shares redeemed
Class N	(3,372,879)	(47,484,087)	(25,720,534)	(59,855,935)	(4,385,282)	(7,418,283)	(26,367,915)	(52,959,839)	(3,351,204)	(3,535,358)	(1,497,116)	(7,335,922)
Class A	(580,050)	(4,918,860)	(21,157,312)	(31,369,421)	(8,504,075)	(1,315,978)	(16,833,928)	(4,168,167)	(616,356)	(378,493)	(161,683)	(1,489,076)
Class C	(259,708)	(4,670,592)	(6,973,771)	(15,656,857)	(350,184)	(1,202,842)	(1,277,954)	(4,799,855)	(120,629)	(647,358)	(198,761)	(1,035,059)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	5,414,777	(44,631,436)	13,101,879	20,843,325	2,567,519	81,276,280	(25,764,415)	(30,595,631)	10,576,692	49,629,289	8,751,642	4,022,551

Total Increase (Decrease) in Net Assets	5,201,479	(44,560,253)	15,438,024	16,937,076	2,820,114	80,171,823	(28,664,292)	(32,029,604)	8,140,287	47,831,207	9,869,536	4,179,390
Net Assets:
Beginning of Period	51,261,828	95,822,081	284,288,116	267,351,040	80,171,823	—	136,086,579	168,116,183	47,831,207	—	15,199,042	11,019,652
End of Period *	$56,463,307	$51,261,828	$299,726,140	$284,288,116	$82,991,937	$80,171,823	$107,422,287	$136,086,579	$55,971,494	$47,831,207	$25,068,578	$15,199,042
* Includes undistributed net investment income (loss) at end of period	$(12,486)	$13,411	$816,701	$1,364,137	$21,029	$20,255	$24,302	$17,754	$219,093	$93,827	$(152,399)	$—

(1) Dunham Floating Rate Bond Fund and Dunham International Opportunity Bond Fund commenced operations on November 1, 2013

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham Alternative Strategy Fund		Dunham Appreciation & Income Fund		Dunham Large Cap Value Fund		Dunham Alternative Income Fund		Dunham Focused Large Cap Growth Fund
	Six Months Ended Apr. 30, 2015	Year Ended Oct. 31, 2014	Six Months Ended Apr. 30, 2015	Year Ended Oct. 31, 2014	Six Months Ended Apr. 30, 2015	Year Ended Oct. 31, 2014	Six Months Ended Apr. 30, 2015	Year Ended Oct. 31, 2014	Six Months Ended Apr. 30, 2015	Year Ended Oct. 31, 2014
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$17,544	$(204,341)	$62,662	$221,675	$268,147	$350,088	$73,450	$127,065	$(278,679)	$(444,063)
Net realized gain (loss) from investments and foreign currency transactions	865,066	332,590	403,747	4,607,521	1,437,181	2,770,154	(65,187)	142,850	1,652,097	(686,421)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(478,083)	488,948	579,082	(2,610,842)	(55,832)	2,840,219	(29,829)	75,183	2,260,344	4,363,169
Net Increase (Decrease) in Net Assets Resulting From Operations	404,527	617,197	1,045,491	2,218,354	1,649,496	5,960,461	(21,566)	345,098	3,633,762	3,232,685
Distributions to Shareholders From:
Net Realized Gains:
Class N	—	—	(2,968,783)	—	—	—	(46,343)	(30,417)	—	(11,605)
Class A	—	—	(748,302)	—	—	—	(43,217)	(54,314)	—	(159,295)
Class C	—	—	(649,083)	—	—	—	(34,496)	(35,392)	—	(8,445)
Net Investment Income
Class N	—	—	(287,785)	(229,783)	(323,640)	(429,743)	(8,563)	(40,604)	—	—
Class A	—	—	(61,328)	(51,341)	(42,004)	(48,768)	(6,782)	(50,281)	—	—
Class C	—	—	(23,109)	(18,910)	—	(9,655)	(2,788)	(23,218)	—	—
Distribution From Paid in Capital
Class N	—	—	—	—	—	—	(11,774)	—	—	—
Class A	—	—	—	—	—	—	(8,629)	—	—	—
Class C	—	—	—	—	—	—	(3,324)	—	—	—
Total Distributions to Shareholders	—	—	(4,738,390)	(300,034)	(365,644)	(488,166)	(165,916)	(234,226)	—	(179,345)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	3,708,824	3,386,957	3,587,890	3,653,653	5,521,868	7,303,589	903,401	2,290,988	5,833,965	36,989,379
Class A	239,135	1,124,027	926,126	1,058,835	1,166,516	4,479,463	123,464	286,838	6,142,345	10,900,494
Class C	60,240	367,370	940,353	706,746	569,668	1,373,157	546,592	810,596	347,119	4,504,988
Reinvestment of distributions
Class N	—	—	3,247,305	229,479	323,513	429,513	64,562	69,433	—	11,605
Class A	—	—	583,948	29,715	41,710	47,655	39,329	72,503	—	157,494
Class C	—	—	669,690	18,702	—	9,650	30,942	47,034	—	8,445
Cost of shares redeemed
Class N	(2,075,359)	(4,348,672)	(1,793,157)	(2,445,331)	(4,382,622)	(7,929,190)	(885,833)	(490,587)	(4,609,457)	(2,624,037)
Class A	(451,104)	(14,753,758)	(1,170,954)	(1,287,058)	(3,002,117)	(2,303,419)	(5,268)	(72,871)	(12,176,120)	(3,409,226)
Class C	(240,990)	(478,336)	(323,151)	(739,874)	(589,918)	(1,339,098)	(84,071)	(208,701)	(393,094)	(899,697)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	1,240,746	(14,702,412)	6,668,050	1,224,867	(351,382)	2,071,320	733,118	2,805,233	(4,855,242)	45,639,445

Total Increase (Decrease) in Net Assets	1,645,273	(14,085,215)	2,975,151	3,143,187	932,470	7,543,615	545,636	2,916,105	(1,221,480)	48,692,785

Net Assets:
Beginning of Period	18,421,492	32,506,707	27,131,205	23,988,018	55,241,378	47,697,763	7,886,332	4,970,227	61,415,887	12,723,102
End of Period *	$20,066,765	$18,421,492	$30,106,356	$27,131,205	$56,173,848	$55,241,378	$8,431,968	$7,886,332	$60,194,407	$61,415,887
* Includes undistributed net investment income (loss) at end of period	$(242,067)	$(259,611)	$(50,101)	$259,459	$144,618	$242,115	$145,258	$89,941	$(669,270)	$(390,591)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham International Stock Fund		Dunham Real Estate Stock Fund		Dunham Small Cap Value Fund		Dunham Emerging Markets Stock Fund		Dunham Small Cap Growth Fund
	Six Months Ended Apr. 30, 2015	Year Ended Oct. 31, 2014	Six Months Ended Apr. 30, 2015	Year Ended Oct. 31, 2014	Six Months Ended Apr. 30, 2015	Year Ended Oct. 31, 2014	Six Months Ended Apr. 30, 2015	Year Ended Oct. 31, 2014	Six Months Ended Apr. 30, 2015	Year Ended Oct. 31, 2014
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$(50,188)	$601,389	$432,466	$299,653	$3,665	$39,706	$(183,175)	$470,735	$(165,913)	$(447,061)
Net realized gain (loss) from investments and foreign currency transactions	2,339,986	6,288,227	2,610,647	2,612,926	661,864	1,843,545	(2,053,460)	252,461	1,417,373	3,012,814
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,813,445	(5,945,140)	(1,284,527)	5,655,443	(304,790)	659,185	2,559,873	239,745	1,445,524	(1,082,990)

Net Increase in Net Assets Resulting From Operations	5,103,243	944,476	1,758,586	8,568,022	360,739	2,542,436	323,238	962,941	2,696,984	1,482,763
Distributions to Shareholders From:
Net Realized Gains:
Class N	(213,428)	—	(1,801,657)	(803,480)	(1,480,348)	(843,473)	—	—	(1,843,030)	(2,932,007)
Class A	(29,714)	—	(494,611)	(63,694)	(199,656)	(84,887)	—	—	(582,885)	(536,416)
Class C	(24,848)	—	(214,050)	(67,922)	(163,574)	(105,306)	—	—	(313,703)	(1,095,637)
Net Investment Income:
Class N	(1,143,359)	(860,471)	(214,891)	(412,071)	(55,192)	(20,015)	(471,950)	—	—	—
Class A	(136,048)	(78,868)	(48,514)	(20,595)	—	—	(46,968)	—	—	—
Class C	(70,549)	(47,089)	—	(9,227)	—	—	(18,608)	—	—	—
Total Distributions to Shareholders	(1,617,946)	(986,428)	(2,773,723)	(1,376,989)	(1,898,770)	(1,053,681)	(537,526)	—	(2,739,618)	(4,564,060)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	7,447,904	12,144,401	4,826,375	9,009,495	2,040,651	8,710,390	6,607,434	13,375,215	2,851,823	9,728,560
Class A	1,920,594	7,762,059	8,110,222	2,000,357	756,733	2,437,388	1,181,658	2,168,739	1,173,191	4,181,090
Class C	744,707	1,654,454	553,150	1,763,615	150,697	719,325	522,236	1,322,370	192,706	1,219,199
Reinvestment of distributions
Class N	1,356,406	860,058	1,959,665	1,187,201	1,534,285	863,221	471,942	—	1,836,187	2,930,877
Class A	146,151	75,419	537,515	83,235	197,400	83,535	46,050	—	414,220	738,749
Class C	94,504	46,594	205,692	77,149	163,312	105,306	18,512	—	312,902	536,416
Cost of shares redeemed
Class N	(4,727,764)	(5,539,023)	(10,801,536)	(12,691,307)	(2,126,478)	(3,649,194)	(2,425,038)	(3,134,012)	(2,530,385)	(6,027,134)
Class A	(1,673,614)	(4,617,949)	(2,046,757)	(1,270,176)	(463,271)	(1,180,665)	(397,785)	(665,010)	(1,017,966)	(3,360,870)
Class C	(348,313)	(747,149)	(1,056,408)	(896,298)	(271,211)	(485,363)	(432,908)	(474,119)	(409,705)	(826,816)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	4,960,575	11,638,864	2,287,918	(736,729)	1,982,118	7,603,943	5,592,101	12,593,183	2,822,973	9,120,071

Total Increase in Net Assets	8,445,872	11,596,912	1,272,781	6,454,304	444,087	9,092,698	5,377,813	13,556,124	2,780,339	6,038,774

Net Assets:
Beginning of Period	71,780,790	60,183,878	45,221,649	38,767,345	29,545,131	20,452,433	43,501,552	29,945,428	30,760,244	24,721,470
End of Period *	$80,226,662	$71,780,790	$46,494,430	$45,221,649	$29,989,218	$29,545,131	$48,879,365	$43,501,552	$33,540,583	$30,760,244
* Includes undistributed net investment income (loss) at end of period	$(525,207)	$874,937	$308,081	$139,020	$(14,145)	$37,382	$(185,301)	$535,400	$(165,913)	$—

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)

Net asset value, beginning of period	$14.14		$14.07	$14.74	$14.32	$14.99	$14.32
Income from investment operations:
Net investment income*	0.23		0.38	0.37	0.36	0.52	0.54
Net realized and unrealized gain (loss)	(0.05)		0.16	(0.36)	0.77	(0.20)	0.76
Total income from investment operations	0.18		0.54	0.01	1.13	0.32	1.30
Less distributions:
Distributions from net investment income	(0.24)		(0.42)	(0.41)	(0.42)	(0.56)	(0.56)
Distributions from net realized gains	0.00		(0.05)	(0.27)	(0.29)	(0.43)	(0.07)
Total distributions	(0.24)		(0.47)	(0.68)	(0.71)	(0.99)	(0.63)
Net asset value, end of period	$14.08		$14.14	$14.07	$14.74	$14.32	$14.99

Total return +#	1.29%		3.85%	0.09%	8.10%	2.33%	9.32%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$48,399		$43,888	$81,201	$103,912	$58,810	$78,181
Ratios of expenses to average net assets:
Before fee waivers ^	1.02%		1.37%	1.21%	1.14%	1.30%	1.37%
After fee waivers ^	1.02%		1.37%	1.21%	1.14%	1.30%	1.37%
Ratios of net investment income to average net assets:
Before fee waivers ^	3.36%		2.69%	2.56%	2.50%	3.62%	3.66%
After fee waivers ^	3.36%		2.69%	2.56%	2.50%	3.62%	3.66%
Portfolio turnover rate	21	%(1)	60%	173%	211%	178%	174%

	Class A							Class C
	Six Months Ended April 30,		Year Ended October 31,					Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010	2015		2014	2013	2012	2011	2010
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$14.13		$14.06	$14.73	$14.31	$14.98	$14.36	$14.05		$13.98	$14.64	$14.23	$14.90	$14.24
Income (loss) from investment operations:
Net investment income*	0.22		0.35	0.34	0.29	0.49	0.50	0.18		0.27	0.26	0.27	0.41	0.42
Net realized and unrealized gain (loss)	(0.06)		0.15	(0.36)	0.79	(0.20)	0.76	(0.06)		0.16	(0.35)	0.74	(0.20)	0.76
Total income (loss) from investment operations	0.16		0.50	(0.02)	1.08	0.29	1.26	0.12		0.43	(0.09)	1.01	0.21	1.18
Less distributions:
Distributions from net investment income	(0.22)		(0.38)	(0.38)	(0.37)	(0.53)	(0.57)	(0.19)		(0.31)	(0.30)	(0.31)	(0.45)	(0.45)
Distributions from net realized gains	0.00		(0.05)	(0.27)	(0.29)	(0.43)	(0.07)	0.00		(0.05)	(0.27)	(0.29)	(0.43)	(0.07)
Total distributions	(0.22)		(0.43)	(0.65)	(0.66)	(0.96)	(0.64)	(0.19)		(0.36)	(0.57)	(0.60)	(0.88)	(0.52)
Net asset value, end of period	$14.07		$14. 13	$14.06	$14.73	$14.31	$14.98	$13.98		$14.05	$13.98	$14.64	$14.23	$14.90

Total return +	1.17%		3.59%	(0.15)%	7.78%	2.15%	8.98%	0.86%		3.08%	(0.59)%	7.30%	1.57%	8.48%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$4,275		$3,684	$6,888	$3,598	$610	$518	$3,790		$3,690	$7,733	$9,007	$9,250	$12,466
Ratios of expenses to average net assets:
Before fee waivers ^	1.27%		1.62%	1.46%	1.39%	1.55%	1.62%	1.77%		2.12%	1.96%	1.89%	2.05%	2.12%
After fee waivers ^	1.27%		1.62%	1.46%	1.39%	1.55%	1.62%	1.77%		2.12%	1.96%	1.89%	2.05%	2.12%
Ratios of net investment income to average net assets:
Before fee waivers ^	3.11%		2.44%	2.37%	2.25%	3.37%	3.41%	2.62%		1.94%	1.80%	1.75%	2.87%	2.91%
After fee waivers ^	3.11%		2.44%	2.37%	2.25%	3.37%	3.41%	2.62%		1.94%	1.80%	1.75%	2.87%	2.91%
Portfolio turnover rate	21	%(1)	60%	173%	211%	178%	174%	21	%(1)	60%	173%	211%	178%	174%

*	The net investment income per share data was determined using the average shares outstanding throughout each period
+
Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Tota return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares

#
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions

^	Annualized for periods less than one year.
(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)

Net asset value, beginning of period	$38.16		$38.47	$37.22	$35.87	$36.52	$34.09
Income from investment operations:
Net investment income (loss)*	(0.03)		0.17	0.36	0.14	0.01	0.22
Net realized and unrealized gain **	1.04		1.35	2.13	2.41	0.53	3.35
Total income from investment operations	1.01		1.52	2.49	2.55	0.54	3.57
Less distributions:
Distributions from net investment income	0.00		0.00	(0.41)	(0.22)	0.00	0.00
Distributions from net realized gains	(0.62)		(1.59)	(0.83)	(0.32)	(1.19)	(1.14)
Tax return of capital	0.00		(0.24)	0.00	(0.66)	0.00	0.00
Total distributions	(0.62)		(1.83)	(1.24)	(1.20)	(1.19)	(1.14)
Net asset value, end of period	$38.55		$38.16	$38. 47	$37.22	$35.87	$36.52

Total return +	2.67%		4.01%	6.75%	7.19%	1.47%	10.64%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$167,722		$156,964	$161,347	$127,346	$65,621	$38,328
Ratios of expenses to average net assets:
After waivers	2.48%		2.53%	2.23%	2.75%	2.57%	2.45%
Dividends/borrowings on short sales	0.44%		0.59%	0.24%	0.52%	0.30%	0.26%
Excluding dividends/borrowings on short sales:
Before fee waivers ^	2.20%		2.11%	2.10%	2.23%	2.27%	2.19%
After fee waivers ^	2.04%		1.94%	1.99%	2.23%	2.27%	2.19%
Ratios of net investment income (loss) to average net assets:
Before fee waivers ^	(0.14)%		0.26%	0.84%	0.39%	0.03%	0.62%
After fee waivers ^	(0.14)%		0.43%	0.95%	0.39%	0.03%	0.62%
Portfolio turnover rate	93	%(1)	229%	227%	205%	277%	370%

	Class A							Class C
	Six Months Ended April 30,		Year Ended October 31,					Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010	2015		2014	2013	2012	2011	2010
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$37.52		$37.95	$36.82	$35.58	$36.32	$33.99	$32.01		$32.87	$32.29	$31.55	$32.59	$30.83
Income from investment operations:
Net investment loss*	(0.07)		0.07	0.24	0.03	(0.09)	0.14	(0.18)		(0.20)	(0.07)	(0.18)	(0.32)	(0.12)
Net realized and unrealized gain **	1.01		1.33	2.13	2.40	0.54	3.33	0.86		1.17	1.89	2.09	0.47	3.02
Total income from investment operations	0.94		1.40	2.37	2.43	0.45	3.47	1.36		1.94	3.64	3.82	0.30	5.80
Less distributions:
Distributions from net investment income	0.00		0.00	(0.41)	(0.21)	0.00	0.00	0.00		0.00	(0.41)	(0.19)	0.00	0.00
Distributions from net realized gains	(0.62)		(1.59)	(0.83)	(0.32)	(1.19)	(1.14)	(0.62)		(1.59)	(0.83)	(0.32)	(1.19)	(1.14)
Tax return of capital	0.00		(0.24)	0.00	(0.66)	0.00	0.00	0.00		(0.24)	0.00	(0.66)	0.00	0.00
Total distributions	(0.62)		(1.83)	(1.24)	(1.19)	(1.19)	(1.14)	(0.62)		(1.83)	(1.24)	(1.17)	(1.19)	(1.14)
Net asset value, end of period	$37.84		$37.52	$37.95	$36.82	$35.58	$36.32	$32.07		$32.01	$32.87	$32.29	$31.55	$32.59

Total return +	2.53%		3.74%	6.50%	6.92%	1.22%	10.38%	2.15%		2.99%	5.71%	6.13%	0.43%	9.59%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$77,782		$79,132	$68,427	$51,485	$32,381	$23,453	$54,222		$48,193	$37,577	$30,206	$27,701	$21,181
Ratios of expenses to average net assets:
After waivers	2.70%		2.78%	2.48%	3.00%	2.82%	2.70%	3.48%		3.53%	3.23%	3.75%	3.57%	3.45%
Dividends/borrowings on short sales	0.44%		0.59%	0.24%	0.52%	0.30%	0.26%	0.44%		0.59%	0.24%	0.52%	0.30%	0.26%
Excluding dividends/borrowings on short sales:
Before fee waivers ^	2.26%		2.36%	2.34%	2.48%	2.52%	2.44%	3.20%		3.11%	3.10%	3.23%	3.27%	3.19%
After fee waivers ^	2.26%		2.19%	2.24%	2.48%	2.52%	2.44%	3.04%		2.94%	2.99%	3.23%	3.27%	3.19%
Ratios of net investment loss to average net assets:
Before fee waivers ^	(0.39)%		0.01%	0.52%	0.14%	(0.22)%	-0.37%	(1.14)%		(0.74)%	(0.32)%	(0.61)%	(0.97)%	(0.38)%
After fee waivers ^	(0.39)%		0.18%	0.63%	0.14%	(0.22)%	-0.37%	(1.14)%		(0.57)%	(0.21)%	(0.61)%	(0.97)%	(0.38)%
Portfolio turnover rate	93	%(1)	229%	227%	205%	277%	370%	93	%(1)	229%	227%	205%	277%	370%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
**	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net
+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized)
(1)	Not annualized.
^	Annualized for periods of less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N			Class A			Class C
	Six Months Ended April 30, 2015		Year Ended October 31, 2014*	Six Months Ended April 30, 2015		Year Ended October 31, 2014*	Six Months Ended April 30, 2015		Year Ended October 31, 2014*
	(Unaudited)			(Unaudited)			(Unaudited)

Net asset value, beginning of period	$9.87		$10.00	$9.87		$10.00	$9.86		$10.00
Income from investment operations:
Net investment income**	0.16		0.29	0.15		0.28	0.13		0.22
Net realized and unrealized gain (loss)	0.02		(0.15)	0.00 (2)		(0.16)	0.02		(0.16)
Total income from investment operations	0.18		0.14	0.15		0.12	0.15		0.06
Less distributions:
Distributions from net investment income	(0.16)		(0.27)	(0.15)		(0.25)	(0.13)		(0.20)
Total distributions	(0.16)		(0.27)	(0.15)		(0.25)	(0.13)		(0.20)
Net asset value, end of period	$9.89		$9.87	$9.87		$9.87	$9.88		$9.86

Total return +	1.89%		1.43%	1.66%		1.20%	1.52%		0.63%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$71,760		$63,120	$7,570		$13,664	$3,662		$3,888

Ratios of expenses to average net assets: ^	1.27%		1.27%	1.52%		1.52%	2.02%		2.02%
Ratios of net investment income to average net assets: ^	3.38%		2.87%	3.13%		2.84%	2.63%		2.24%

Portfolio turnover rate	26	% (1)	50%	26	% (1)	50%	26	% (1)	50%

*	The Fund commenced operations on November 1, 2013.
**	The net investment income per share data was determined using the average shares outstanding throughout each period.
+
Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.
(2)	Amount is less than $0.01.
^	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)

Net asset value, beginning of period	$9.51		$9.61	$9.52	$9.08	$9.36	$8.65
Income from investment operations:
Net investment income*	0.21		0.46	0.47	0.53	0.65	0.72
Net realized and unrealized gain (loss)	(0.18)		(0.10)	0.09	0.44	(0.28)	0.70
Total income from investment operations	0.03		0.36	0.56	0.97	0.37	1.42
Less distributions:
Distributions from net investment income	(0.22)		(0.46)	(0.47)	(0.53)	(0.65)	(0.71)
Total distributions	(0.22)		(0.46)	(0.47)	(0.53)	(0.65)	(0.71)
Net asset value, end of period	$9.32		$9.51	$9.61	$9.52	$9.08	$9.36

Total return +	0.33%		3.77%	6.05%	10.96%	4.03%	17.11%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$85,588		$102,412	$134,487	$114,810	$45,586	$58,597

Ratios of expenses to average net assets: ^	1.03%		1.09%	1.11%	1.23%	1.38%	1.23%
Ratios of net investment income to
average net assets: ^	4.64%		4.72%	4.89%	5.70%	6.92%	7.99%

Portfolio turnover rate	31	% (1)	62%	94%	58%	49%	60%

	Class A							Class C
	Six Months Ended April 30,		Year Ended October 31,					Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010	2015		2014	2013	2012	2011	2010
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$9.58		$9.68	$9.59	$9.15	$9.42	$8.71	$9.46		$9.55	$9.47	$9.04	$9.31	$8.61
Income from investment operations:
Net investment income*	0.20		0.44	0.45	0.51	0.63	0.70	0.18		0.38	0.40	0.47	0.58	0.65
Net realized and unrealized gain (loss)	(0.17)		(0.10)	0.09	0.44	(0.27)	0.71	(0.20)		(0.08)	0.08	0.43	(0.28)	0.69
Total income from investment operations	0.03		0.34	0.54	0.95	0.36	1.41	(0.02)		0.30	0.48	0.90	0.30	1.34
Less distributions:
Distributions from net investment income	(0.21)		(0.44)	(0.45)	(0.51)	(0.63)	(0.70)	(0.18)		(0.39)	(0.40)	(0.47)	(0.57)	(0.64)
Total distributions	(0.21)		(0.44)	(0.45)	(0.51)	(0.63)	(0.70)	(0.18)		(0.39)	(0.40)	(0.47)	(0.57)	(0.64)
Net asset value, end of period	$9.40		$9.58	$9.68	$9.59	$9.15	$9.42	$9.26		$9.46	$9.55	$9.47	$9.04	$9.31

Total return +	0.30%		3.49%	5.74%	10.70%	3.84%	16.85%	(0.14)%		3.13%	5.17%	10.19%	3.28%	16.16%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$10,747		$22,022	$19,888	$13,722	$6,457	$5,366	$11,087		$11,652	$13,741	$14,457	$10,404	$9,214

Ratios of expenses to average net assets: ^	1.28%		1.34%	1.36%	1.48%	1.63%	1.48%	1.78%		1.84%	1.86%	1.98%	2.13%	1.98%
Ratios of net investment income to average net assets: ^	4.39%		4.47%	4.64%	5.45%	6.67%	7.74%	3.89%		3.97%	4.15%	4.95%	6.17%	7.24%

Portfolio turnover rate	31	% (1)	62%	94%	58%	49%	60%	31	% (1)	62%	94%	58%	49%	60%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.
+
Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.
^	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding for the period.

	Class N			Class A			Class C
	Six Months Ended April 30, 2015		Year Ended October 31, 2014*	Six Months Ended April 30, 2015		Year Ended October 31, 2014*	Six Months Ended April 30, 2015		Year Ended October 31, 2014*
	(Unaudited)			(Unaudited)			(Unaudited)

Net asset value, beginning of period	$9.64		$10.00	$9.64		$10.00	$9.62		$10.00
Loss from investment operations:
Net investment income (loss)**	0.03		0.07	0.02		0.04	(0.00	) (a)	(0.01)
Net realized and unrealized loss	(0.50)		(0.37)	(0.50)		(0.36)	(0.50)		(0.36)
Total loss from investment operations	(0.47)		(0.30)	(0.48)		(0.32)	(0.50)		(0.37)
Less distributions:
Tax return of capital	0.00		(0.06)	0.00		(0.04)	0.00		(0.01)
Total distributions	0.00		(0.06)	0.00		(0.04)	0.00		(0.01)
Net asset value, end of period	$9.17		$9.64	$9.16		$9.64	$9.12		$9.62

Total return +	(4.83)%		(2.99)%	(4.95)%		(3.22)%	(5.20)%		(3.72)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$47,481		$42,440	$6,412		$3,513	$2,078		$1,879
Ratios of expenses to average net assets ^	1.45%		1.38%	1.70%		1.63%	2.20%		2.13%
Ratios of net investment income (loss) to average net assets ^	0.64%		0.66%	0.39%		0.41%	(0.11)%		(0.09)%
Portfolio turnover rate	17	%(1)	60%	17	%(1)	60%	17	%(1)	60%

*	The Fund commenced operations on November 1, 2013.
**	The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
(a)	Represents less than $0.01 per share.
+
Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Annualized for periods less than one year.
(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund*
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended April 30,		Year Ended October 31,				Period Ended October 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)

Net asset value, beginning of period	$9.65		$9.67	$9.95	$10.10	$10.17	$10.00
Income from investment operations:
Net investment income (loss)**	(0.08)		0.19	0.33	0.30	0.17	(0.13)
Net realized and unrealized gain (loss) ***	0.66		(0.02)	(0.25)	0.02	(0.15)	0.30
Total income from investment operations	0.58		0.17	0.08	0.32	0.02	0.17
Less distributions:
Distributions from net investment income	0.00		(0.19)	(0.33)	(0.35)	0.00	0.00
Distributions from net realized gains	0.00		0.00	0.00	0.00	(0.09)	0.00
Tax return of capital	0.00		0.00	(0.03)	(0.12)	0.00	0.00
Total distributions	0.00		(0.19)	(0.36)	(0.47)	(0.09)	0.00
Net asset value, end of period	$10.23		$9.65	$9.67	$9.95	$10.10	$10.17

Total return +, #	6.01%		1.80%	0.80%	3.29%	0.20%	1.70%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$20,392		$11,758	$7,185	$9,002	$8,798	$4,303

Ratios of expenses to average net assets: ^
Before fee waivers^	2.37%		1.90%	1.67%	2.28%	1.98%	2.75%
After fee waivers^	2.37%		1.90%	1.67%	2.28%	1.98%	2.75%
Ratios of net investment income (loss) to average net assets: ^
Before fee waivers^	(1.54)%		1.96%	3.35%	2.94%	1.71%	(2.39)%
After fee waivers^	(1.54)%		1.96%	3.35%	2.94%	1.71%	(2.39)%
Portfolio turnover rate	0	% (1)	238%	292%	418%	704%	402	% (1)

	Class A								Class C
	Six Months Ended April 30,				Year Ended October 31,		Period Ended October 31,		Six Months Ended April 30,				Year Ended October 31,		Period Ended October 31,
	2015		2014	2013	2012	2011	2010		2015		2014	2013	2012	2011	2010
	(Unaudited)								(Unaudited)

Net asset value, beginning of period	$9.68		$9.70	9.98	$10.06	$10.16	$10.00		$9.52		$9.56	$9.86	$9.96	$10.13	$10.00
Income (loss) from investment operations:
Net investment income (loss)**	(0.09)		0.18	0.31	0.26	0.02	(0.14)		(0.12)		0.11	0.23	0.17	0.07	(0.17)
Net realized and unrealized gain (loss) ***	0.66		(0.04)	(0.25)	0.03	(0.03)	0.30		0.65		(0.04)	(0.26)	0.05	(0.15)	0.30
Total income (loss) from investment operations	0.57		0.14	0.06	0.29	(0.01)	0.16		0.53		0.07	(0.03)	0.22	(0.08)	0.13
Less distributions:
Distributions from net investment income	0.00		(0.16)	(0.31)	(0.25)	0.00	0.00		0.00		(0.11)	(0.24)	(0.20)	0.00	0.00
Distributions from net realized gains	0.00		0.00	0.00	0.00	(0.09)	0.00		0.00		0.00	0.00	0.00	(0.09)	0.00
Tax return of capital	0.00		0.00	(0.03)	(0.12)	0.00	0.00		0.00		0.00	(0.03)	(0.12)	0.00	0.00
Total distributions	0.00		(0.16)	(0.34)	(0.37)	(0.09)	0.00		0.00		(0.11)	(0.27)	(0.32)	(0.09)	0.00
Net asset value, end of period	$10.25		$9.68	$9.70	$9.98	$10.06	$10.16		$10.05		$9.52	$9.56	$9.86	$9.96	$10.13

Total return +, #	5.89%		1.52%	0.55%	3.00%	(0.10)%	1.60%		5.57%		0.78%	(0.29)%	2.27%	(0.79)%	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$2,737		$1,729	$1,782	$2,230	$1,788	$6,224		$1,940		$1,712	$2,053	$1,786	$1,067	$160

Ratios of expenses to average net assets: ^
Before fee waivers^	2.62%		2.15%	1.92%	2.53%	2.23%	3.00%		3.37%		2.90%	2.67%	3.28%	2.98%	3.75%
After fee waivers^	2.62%		2.15%	1.92%	2.53%	2.23%	3.00%		3.37%		2.90%	2.67%	3.28%	2.98%	3.75%
Ratios of net investment income (loss) to average net assets: ^
Before fee waivers^	(1.79)%		1.92%	3.13%	2.69%	1.46%	(2.64)%		(2.54)%		1.19%	2.38%	1.94%	0.71%	(3.39)%
After fee waivers^	(1.79)%		1.92%	3.13%	2.69%	1.46%	(2.64)%		(2.54)%		1.19%	2.38%	1.94%	0.71%	(3.39)%
Portfolio turnover rate	0	%(1)	238%	292%	418%	704%	402	%(1)	0	%(1)	238%	292%	418%	704%	402	%(1)

*	The Fund commenced operations on April 30, 2010.
**	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
***
The amount of net realized and unrealized loss on investment per share for the year ended October 31, 2014 does not accord with the amounts in the Statements of Operations du to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

^	Annualized for periods less than one year.
+
Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Alternative Strategy Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.
	Class N
	Six Months Ended		Year Ended	Period Ended
	April 30,		October 31,	October 31,	Year Ended July 31,
	2015		2014	2013 *	2013	2012	2011	2010
	(Unaudited)

Net asset value, beginning of period	$24.45		$23.74	$23.85	$23.45	$26.90	$25.15	$26.71
Income (loss) from investment operations:
Net investment income (loss) **	0.03		(0.21)	(0.07)	(0.10)	(0.29)	(0.21)	(0.26)
Net realized and unrealized gain (loss)	0.52		0.92	(0.04)	0.50	(1.66)	1.96	(0.23)
Total income (loss) from investment operation	0.55		0.71	(0.11)	0.40	(1.95)	1.75	(0.49)
Less distributions:
Distributions from net investment income	0.00		0.00	0.00	0.00	(1.50)	0.00	(0.89)
Distributions from net realized gains	0.00		0.00	0.00	0.00	0.00	0.00	(0.18)
Total distributions	—		—	—	—	(1.50)	0.00	(1.07)
Net asset value, end of period	$25.00		$24.45	$23.74	$23.85	$23.45	$26.90	$25.15

Total return +, #	2.25%		2.99%	(0.46)%	1.71%	(7.23)%	6.96%	(1.97)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$17,333		$15,355	$15,873	$15,641	$10,818	$15,716	$18,300
Ratios of expenses to average net assets:
Before fee waivers ^(1)	1.61%		1.84%	1.85%	2.35%	2.29%	1.94%	2.10%
After fee waivers ^(1)	1.61%		1.84%	1.85%	1.67%	1.65%	1.65%	1.65%
Ratios of net investment loss to average net assets:
Before fee waivers ^(1,2)	0.25%		(0.87)%	(1.13)%	(1.11)%	(1.79)%	(1.06)%	(1.43)%
After fee waivers ^(1,2)	0.25%		(0.87)%	(1.13)%	(0.43)%	(1.15)%	(0.77)%	(0.98)%
Portfolio turnover rate	2,196	%(1)	4,686%	934%	2,340%	5,840%	1,959%	2,121%

	Class A								Class C
	Six Months Ended April 30,		Year Ended October 31,	Period Ended October 31,	Year Ended July 31,				Six Months Ended April 30,		Year Ended October 31,	Period Ended October 31,	Year Ended July 31,
	2015		2014	2013 *	2013	2012	2011	2010	2015		2014	2013 *	2013	2012	2011	2010
	(Unaudited)								(Unaudited)

Net asset value, beginning of period	$24.07		$23.43	$23.55	$23.22	$26.73	$25.07	$26.69	$22.98		$22.55	$22.71	$22.55	$26.22	$24.77	$26.58
Income (loss) from investment operations:
Net investment income (loss) **	0.01		(0.22)	(0.07)	(0.11)	(0.35)	(0.27)	(0.32)	(0.08)		(0.42)	(0.12)	(0.35)	(0.53)	(0.47)	(0.51)
Net realized and unrealized gain (loss)	0.50		0.86	(0.05)	0.44	(1.66)	1.93	(0.23)	0.48		0.85	(0.04)	0.51	(1.64)	1.92	(0.23)
Total income (loss) from investment operation	0.51		0.64	(0.12)	0.33	(2.01)	1.66	(0.55)	0.40		0.43	(0.16)	0.16	(2.17)	1.45	(0.74)
Less distributions:
Distributions from net investment income	0.00		0.00	0.00	0.00	(1.50)	0.00	(0.89)	0.00		0.00	0.00	0.00	(1.50)	0.00	(0.89)
Distributions from net realized gains	0.00		0.00	0.00	0.00	0.00	0.00	(0.18)	0.00		0.00	0.00	0.00	0.00	0.00	(0.18)
Total distributions	0.00		0.00	0.00	0.00	(1.50)	0.00	(1.07)	0.00		0.00	0.00	0.00	(1.50)	0.00	(1.07)
Net asset value, end of period	$24.58		$24.07	$23.43	55$23.	$23.22	$26.73	$25.07	$23.38		$22.98	$22.55	$22.71	$22.55	$26.22	$24.77

Total return +, #	2.12%		2.73%	(0.51% )	1.42%	(7.51)%	6.62%	(2.20)%	1.74%		1.91%	(0.70)%	0.71%	(8.33)%	5.85%	(2.94)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$1,838		$2,008	$15,484	$10,591	$1,016	$12,069	$4,672	$896		$1,058	$1,150	$972	$212	$1,854	$2,351
Ratios of expenses to average net assets:
Before fee waivers ^(1)	1.86%		2.09%	2.10%	2.36%	2.54%	2.19%	2.35%	2.61%		2.84%	2.85%	3.11%	3.29%	2.94%	3.10%
After fee waivers ^(1)	1.86%		2.09%	2.10%	1.98%	1.90%	1.90%	1.90%	2.61%		2.84%	2.85%	2.67%	2.65%	2.65%	2.65%
Ratios of net investment loss to average net assets:
Before fee waivers ^(1,2)	0.06%		(1.25)%	(1.14)%	(0.85)%	(2.04)%	(1.31)%	(1.68)%	(0.71)%		(1.87)%	(2.06)%	(1.99)%	(2.80)%	(2.06)%	(2.43)%
After fee waivers ^(1,2)	0.06%		(1.25)%	(1.14)%	(0.48)%	(1.40)%	(1.02)%	(1.23)%	(0.71)%		(1.87)%	(2.06)%	(1.56)%	(2.16)%	(1.77)%	(1.98)%
Portfolio turnover rate	2,196	%(1)	4,686%	934%	2,340%	5,840%	1,959%	2,121%	2,196	%(1)	4,686%	934%	2,340%	5,840%	1,959%	2,121%

*	The Fund’s fiscal year end changed from July 31 to October 31 effective August 1, 2013.
**	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period
+
Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.
(1)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests
(2)
Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)

Net asset value, beginning of period	$10.88		$10.09	$8.90	$8.86	$8.47	$7.53
Income from investment operations:
Net investment income (loss)*	(0.05)		0.11	0.16	0.10	0.08	0.16
Net realized and unrealized gain	0.38		0.83	1.28	0.05	0.55	0.90
Total income from investment operations	0.33		0.94	1.44	0.15	0.63	1.06
Less distributions:
Distributions from net investment income	(0.16)		(0.15)	(0.25)	(0.11)	(0.24)	(0.12)
Distributions from net realized gains	(1.72)		0.00	0.00	0.00	0.00	0.00
Total distributions	(1.88)		(0.15)	(0.25)	(0.11)	(0.24)	(0.12)
Net asset value, end of period	$9.33		$10.88	$10.09	$8.90	$8.86	$8.47

Total return +	3.78%		9.37%	16.59%	1.83%	7.56%	14.22%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$21,105		$18,576	$15,855	$23,843	$24,475	$23,718

Ratios of expenses to average net assets: ^	1.50%		1.44%	1.39%	1.60%	1.91%	1.52%
Ratios of net investment income to average net assets: ^	(1.01)%		1.07%	1.70%	1.13%	0.90%	1.99%

Portfolio turnover rate	41	%(1)	129%	62%	51%	69%	71%

	Class A							Class C
	Six Months Ended April 30,		Year Ended October 31,					Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010	2015		2014	2013	2012	2011	2010
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$10.85		$10.06	$8.88	$8.83	$8.45	$7.52	$10.66		$9.90	$8.74	$8.70	$8.32	$7.40
Income from investment operations:
Net investment income (loss)*	(0.05)		0.09	0.13	0.08	0.06	0.14	(0.09)		0.01	0.06	0.01	(0.01)	0.08
Net realized and unrealized gain	0.38		0.82	1.27	0.06	0.55	0.90	0.38		0.80	1.26	0.06	0.55	0.89
Total income from investment operations	0.33		0.91	1.40	0.14	0.61	1.04	0.29		0.81	1.32	0.07	0.54	0.97
Less distributions:
Distributions from net investment income	(0.14)		(0.12)	(0.22)	(0.09)	(0.23)	(0.11)	(0.06)		(0.05)	(0.16)	(0.03)	(0.16)	(0.05)
Distributions from net realized gains	(1.72)		0.00	0.00	0.00	0.00	0.00	(1.72)		0.00	0.00	0.00	0.00	0.00
Total distributions	(1.86)		(0.12)	(0.22)	(0.09)	(0.23)	(0.11)	(1.78)		(0.05)	(0.16)	(0.03)	(0.16)	(0.05)
Net asset value, end of peiod	$9.32		$10.85	$10.06	$8.88	$8.83	$8.45	$9.17		$10.66	$9.90	$8.74	$8.70	$8.32

Total return +	3.73%		9.10%	16.21%	1.63%	7.33%	13.96%	3.35%		8.21%	15.35%	0.84%	6.49%	13.14%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$4,210		$4,509	$4,368	$4,470	$2,994	$7,530	$4,792		$4,046	$3,765	$3,867	$4,130	$3,471

Ratios of expenses to average net assets: ^	1.75%		1.69%	1.64%	1.85%	2.16%	1.77%	2.50%		2.44%	2.39%	2.60%	2.91%	2.52%
Ratios of net investment income (loss) to average net assets: ^	(1.26)%		0.83%	1.45%	0.88%	0.65%	1.74%	(2.01)%		0.08%	0.70%	0.13%	(0.10)%	0.99%

Portfolio turnover rate	41	%(1)	129%	62%	51%	69%	71%	41	%(1)	129%	62%	51%	69%	71%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.
+
Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Annualized for periods less than one year.
(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)

Net asset value, beginning of period	$16.21		$14.55	$11.74	$10.60	$9.96	$8.70
Income from investment operations:
Net investment income *	0.09		0.13	0.16	0.12	0.06	0.06
Net realized and unrealized gain	0.44		1.70	2.78	1.07	0.64	1.25
Total income from investment operations	0.53		1.83	2.94	1.19	0.70	1.31
Less distributions:
Distributions from net investment income	(0.12)		(0.17)	(0.13)	(0.05)	(0.06)	(0.05)
Total distributions	(0.12)		(0.17)	(0.13)	(0.05)	(0.06)	(0.05)
Net asset value, end of period	$16.62		$16.21	$14.55	$11.74	$10.60	$9.96

Total return +	3.27%		12.64%	25.30%	11.29%	7.06%	15.11%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$44,406		$41,917	$37,688	$37,650	$34,171	$31,436

Ratios of expenses to average net assets: ^	0.94%		1.26%	1.00%	1.17%	1.62%	1.40%
Ratios of net investment income to average net assets: ^	1.09%		0.82%	1.25%	1.04%	0.53%	0.61%

Portfolio turnover rate	14	%(1)	22%	16%	30%	30%	23%

	Class A							Class C
	Six Months Ended April 30,		Year Ended October 31,					Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010	2015		2014	2013	2012	2011	2010
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$16.16		$14.52	$11.72	$10.57	$9.95	$8.69	$15.68		$14.09	$11.36	$10.31	$9.73	$8.53
Income from investment operations:
Net investment income (loss)*	0.07		0.09	0.13	0.09	0.04	0.01	0.01		(0.03)	0.03	0.00(a )	(0.05)	(0.04)
Net realized and unrealized gain	0.44		1.69	2.77	1.08	0.64	1.28	0.42		1.65	2.71	1.05	0.63	1.24
Total income from investment operations	0.51		1.78	2.90	1.17	0.68	1.29	0.43		1.62	2.74	1.05	0.58	1.20
Less distributions:
Distributions from net investment income	(0.09)		(0.14)	(0.10)	(0.02)	(0.06)	(0.03)	0.00		(0.03)	(0.01)	0.00	0.00	0.00
Total distributions	(0.09)		(0.14)	(0.10)	(0.02)	(0.06)	(0.03)	0.00		(0.03)	(0.01)	0.00	0.00	0.00
Net asset value, end of period	$16.58		16$.	$14.52	$11.72	$10.57	$9.95	$16.11		$15.68	$14.09	$11.36	$10.31	$9.73

Total return +, #	3.14%		12.31%	24.99%	11.04%	6.78%	14.82%	2.74%		11.49%	24.09%	10.18%	5.96%	14.07%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$5,995		$7,685	$4,980	$2,969	$2,874	$3,844	$5,773		$5,639	$5,029	$5,431	$6,129	$5,769

Ratios of expenses to average net assets: ^	1.19%		1.51%	1.25%	1.42%	1.87%	1.65%	1.94%		2.26%	2.00%	2.17%	2.62%	2.40%
Ratios of net investment income (loss) to average net assets: ^	0.87%		0.57%	0.99%	0.79%	0.28%	0.36%	0.10%		(0.18)%	0.25%	0.04%	(0.47)%	(0.39)%

Portfolio turnover rate	14	%(1)	22%	16%	30%	30%	23%	14	%(1)	22%	16%	30%	30%	23%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.
+
Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(a)	Represents less than $0.01 per share.
#
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.
(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Alternative Income Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended April 30, 2015		Year Ended Oct. 31, 2014	Year Ended Oct. 31, 2013	Period Ended October 31, 2012 *
	(Unaudited)

Net asset value, beginning of period	$11.58		$11.24	$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.12		0.28	0.17	(0.07)
Net realized and unrealized gain (loss)	(0.16)		0.57	1.46	(0.20)
Total income (loss) from investment operations	(0.04)		0.85	1.63	(0.27)
Less distributions:
Distributions from net investment income	(0.03)		(0.25)	(0.12)	0.00
Distributions from net realized gains	(0.17)		(0.26)	0.00	0.00
Tax return of capital	(0.04)		0.00	0.00	0.00
Total distributions	(0.24)		(0.51)	(0.12)	0.00
Net asset value, end of period	$11.30		$11.58	$11.24	$9.73

Total return +	(0.26)%		7.76%	16.84%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$2,979		$2,961	$1,099	$341
Ratios of expenses to average net assets ^	1.58%		1.83%	2.90%	9.47%
Ratios of net investment income (loss) to average net assets ^	2.16%		2.40%	1.66%	(6.42)%
Portfolio turnover rate	27	%(1)	120%	69%	7	%(1)

	Class A						Class C
	Six Months Ended April 30, 2015		Year Ended Oct. 31, 2014	Year Ended Oct. 31, 2013	Period Ended October 31, 2012 *		Six Months Ended April 30, 2015		Year Ended Oct. 31, 2014	Year Ended Oct. 31, 2013	Period Ended October 31, 2012 *
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$11.57		$11.24	$9.73	$10.00		$11.53		$11.21	$9.72	$10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.11		0.26	0.15	(0.08)		0.06		0.17	0.07	(0.11)
Net realized and unrealized gain (loss)	(0.16)		0.56	1.46	(0.19)		(0.16)		0.56	1.46	(0.17)
Total income (loss) from investment operations	(0.05)		0.82	1.61	(0.27)		(0.10)		0.73	1.53	(0.28)
Less distributions:
Distributions from net investment income	(0.03)		(0.23)	(0.10)	0.00		(0.02)		(0.15)	(0.04)	0.00
Distributions from net realized gains	(0.17)		(0.26)	0.00	0.00		(0.17)		(0.26)	0.00	0.00
Tax return of capital	(0.03)		0.00	0.00	0.00		(0.01)		0.00	0.00	0.00
Total distributions	(0.23)		(0.49)	(0.10)	0.00		(0.20)		(0.41)	(0.04)	0.00
Net asset value, end of period	$11.29		$11.57	$11.24	$9.73		$11.23		$11.53	$11.21	$9.72

Total return +, #	(0.37)%		7.43%	16.60%	(2.70)%		(0.84)%		6.68%	15.75%	(2.80)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$2,858		$2,768	$2,405	$1,106		$2,595		$2,157	$1,466	525$
Ratios of expenses to average net assets ^	1.83%		2.08%	3.15%	9.72%		2.58%		2.83%	3.90%	10.47%
Ratios of net investment income (loss) to average net assets ^	1.92%		2.36%	1.42%	(6.67)%		1.14%		1.56%	0.67%	(7.42)%
Portfolio turnover rate	27	%(1)	120%	69%	7	%(1)	27	%(1)	120%	69%	7	%(1)

*	The Fund commenced operations on September 14, 2012.
**	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
^	Annualized for periods less than one year.
+
Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended April 30, 2015		Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012 *
	(Unaudited)

Net asset value, beginning of period	$15.01		$14.02	$10.42	$10.00
Income from investment operations:
Net investment loss**	(0.06)		(0.11)	(0.10)	(0.16)
Net realized and unrealized gain	1.05		1.29	3.70	0.58
Total income from investment operations	0.99		1.18	3.60	0.42
Less distributions:
Distributions from net realized gains	0.00		(0.19)	0.00	0.00
Total distributions	0.00		(0.19)	0.00	0.00
Net asset value, end of period	$16.00		$15.01	$14.02	$10.42

Total return +	6.60%		8.48%	34.55%	4.20%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$40,736		$37,106	$814	$450
Ratios of expenses to average net assets:
Before fee waivers ^	1.21%		1.16%	1.71%	2.11%
After fee waivers ^	1.21%		1.16%	1.69%	1.80%
Ratios of net investment loss to average net assets:
Before fee waivers ^	(0.82)%		(0.76)%	(0.70)%	(1.06)%
After fee waivers ^	(0.82)%		(0.76)%	(0.67)%	(0.75)%
Portfolio turnover rate	27	%(1)	29%	91%	27	%(1)

	Class A						Class C
	Six Months Ended April 30, 2015		Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012*		Six Months Ended April 30, 2015		Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012*
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$14.91		$13.96	$10.39	$10.00		$14.59		$13.76	$10.33	$10.00
Income from investment operations:
Net investment loss**	(0.08)		(0.21)	(0.11)	(0.09)		(0.14)		(0.26)	(0.26)	(0.30)
Net realized and unrealized gain	1.04		1.35	3.68	0.48		1.03		1.28	3.69	0.63
Total income from investment operations	0.96		1.14	3.57	0.39		0.89		1.02	3.43	0.33
Less distributions:
Distributions from net realized gains	0.00		(0.19)	0.00	0.00		0.00		(0.19)	0.00	0.00
Total distributions	0.00		(0.19)	0.00	0.00		0.00		(0.19)	0.00	0.00
Net asset value, end of period	$15.87		$14.91	$13.96	$10.39		$15.48		$14.59	$13.76	$10.33

Total return +	6.44%		8.23%	34.36%	3.90%		6.10%		7.47%	33.20%	3.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$14,882		$19,949	$11,399	$10,344		$4,577		$4,361	$510	$146
Ratios of expenses to average net assets:
Before fee waivers ^	1.46%		1.41%	1.96%	2.36%		2.21%		2.16%	2.71%	3.11%
After fee waivers ^	1.46%		1.41%	1.94%	2.05%		2.21%		2.16%	2.69%	2.80%
Ratios of net investment loss to average net assets:
Before fee waivers ^	(1.07)%		(1.48)%	(0.95)%	(1.31)%		(1.82)%		(1.87)%	(1.70)%	(2.06)%
After fee waivers ^	(1.07)%		(1.48)%	(0.92)%	(1.00)%		(1.82)%		(1.87)%	(1.67)%	(1.75)%
Portfolio turnover rate	27	% (1)	29%	91%	27	% (1)	27	% (1)	29%	91%	27	% (1)

*	The Fund commenced operations on December 8, 2011.
**	The net investment loss per share data was determined using the average shares outstanding throughout each period.
^	Annualized for periods less than a year.
+
Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.
^	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)

Net asset value, beginning of period	$15.21		$15.22	$12.05	$11.85	$12.79	$11.12
Income (loss) from investment operations:
Net investment income (loss) *	(0.00	) (a)	0.15	0.07	0.14	0.15	0.08
Net realized and unrealized gain (loss)	1.01		0.10	3.24	0.22	(0.98)	1.80
Total income (loss) from investment operations	1.01		0.25	3.31	0.36	(0.83)	1.88
Less distributions:
Distributions from net investment income	(0.30)		(0.26)	(0.14)	(0.16)	(0.11)	(0.21)
Distributions from net realized gains	(0.06)		0.00	0.00	0.00	0.00	0.00
Total distributions	(0.36)		(0.26)	(0.14)	(0.16)	(0.11)	(0.21)
Net asset value, end of period	$15.86		$15.21	$15.22	$12.05	$11.85	$12.79

Total return + #	6.81%		1.66%	27.64%	3.16%	(6.56)%	17.15%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$64,235		$57,359	$49,815	$44,947	$39,163	$36,546

Ratios of expenses to average net assets: ^	1.92%		2.04%	2.11%	1.97%	2.28%	2.53%
Ratios of net investment income to average net assets: ^	(0.02)%		0.99%	0.52%	1.24%	1.19%	0.67%

Portfolio turnover rate	65	%(1)	117%	131%	142%	110%	118%

	Class A							Class C
	Six Months Ended April 30,		Year Ended October 31,					Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010	2015		2014	2013	2012	2011	2010
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$15.16		$15.19	$12.03	$11.84	$12.79	$11.13	$14.68		$14.70	$11.64	$11.44	$12.37	$10.78
Income (loss) from investment operations:
Net investment income (loss)*	(0.02)		0.15	0.06	0.10	0.18	0.04	(0.07)		(0.00) (a)	(0.06)	0.03	0.02	(0.04)
Net realized and unrealized gain (loss)	1.02		0.06	3.22	0.22	(1.04)	1.82	0.97		0.10	3.13	0.21	(0.95)	1.75
Total income (loss) from investment operations	1.00		0.21	3.28	0.32	(0.86)	1.86	0.90		0.10	3.07	0.24	(0.93)	1.71
Less distributions:
Distributions from net investment income	(0.26)		(0.24)	(0.12)	(0.13)	(0.09)	(0.20)	(0.16)		(0.12)	(0.01)	(0.04)	0.00	(0.12)
Distributions from net realized gains	(0.06)			0.00	0.00	0.00	(0.06)	0.00		0.00	0.00	0.00	0.00	0.00
Total distributions	(0.32)		(0.24)	(0.12)	(0.13)	(0.09)	(0.20)	(0.22)		(0.12)	(0.01)	(0.04)	0.00	(0.12)
Net asset value, end of period	$15.84		$15.16	$15.19	$12.03	$11.84	$12.79	$15.36		$14.68	$14.70	$11.64	$11.44	$12.37

Total return + #	6.72%		1.35%	27.40%	2.80%	(6.78)%	16.85%	6.29%		0.67%	26.40%	2.10%	(7.52)%	16.00%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$8,613		$7,871	$4,741	$1,580	$1,309	$322	$7,379		$6,551	$5,627	$5,881	$6,849	$7,036

Ratios of expenses to average net assets: ^	2.17%		2.29%	2.36%	2.22%	2.53%	2.78%	2.92%		3.04%	3.11%	2.97%	3.28%	3.53%
Ratios of net investment income (loss) to average net assets: ^	(0.26)%		0.97%	0.41%	0.99%	0.94%	0.42%	(1.02)%		(0.02)%	(0.46)%	0.24%	0.19%	(0.33)%

Portfolio turnover rate	65	%(1)	117%	131%	142%	110%	118%	65	%(1)	117%	131%	142%	110%	118%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period
+
Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Tota return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares

#
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions (a) Represents less than $0.01 per share.

^	Annualized for periods less than one year.
(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period

	Class N
	Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)

Net asset value, beginning of period	$19.27		$16.53	$15.79	$13.80	$12.84	$9.27
Income from investment operations:
Net investment income *	0.18		0.13	0.23	0.21	0.14	0.14
Net realized and unrealized gain	0.42		3.20	1.27	1.90	0.98	3.54
Total income from investment operations	0.60		3.33	1.50	2.11	1.12	3.68
Less distributions:
Distributions from net investment income	(0.11)		(0.20)	(0.23)	(0.12)	(0.16)	(0.11)
Distributions from net realized gains	(0.93)		(0.39)	(0.53)	0.00	0.00	0.00
Total distributions	(1.04)		(0.59)	(0.76)	(0.12)	(0.16)	(0.11)
Net asset value, end of period	$18.83		$19.27	$16.53	$15.79	$13.80	$12.84

Total return +	2.94%		21.09%	9.85%	15.46%	8.82%	39.91%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$32,575		$37,143	$33,545	$20,424	$12,507	$7,686

Ratios of expenses to average net assets: ^	1.63%		1.59%	1.30%	1.46%	1.51%	2.26%
Ratios of net investment income to average net assets: ^	1.81%		0.77%	1.40%	1.42%	1.09%	1.22%

Portfolio turnover rate	58	% (1)	97%	163%	123%	59%	157%

	Class A							Class C
	Six Months Ended April 30,		Year Ended October 31,					Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010	2015		2014	2013	2012	2011	2010
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$19.33		$16.55	$15.77	$13.80	$12.85	$9.27	$18.65		$16.02	$15.33	$13.40	$12.49	$9.01
Income from investment operations:
Net investment income (loss) *	0.15		0.08	0.15	0.21	0.13	0.10	0.08		(0.04)	0.07	0.07	0.01	0.02
Net realized and unrealized gain	0.43		3.22	1.31	1.87	0.95	3.56	0.41		3.11	1.23	1.86	0.94	3.46
Total income from investment operations	0.58		3.30	1.46	2.08	1.08	3.66	0.49		3.07	1.30	1.93	0.95	3.48
Less distributions:
Distributions from net investment income	(0.09)		(0.13)	(0.15)	(0.11)	(0.13)	(0.08)	0.00		(0.05)	(0.08)	0.00	(0.04)	0.00
Distributions from net realized gains	(0.93)		(0.39)	(0.53)	0.00	0.00	0.00	(0.93)		(0.39)	(0.53)	0.00	0.00	0.00
Total distributions	(1.02)		(0.52)	(0.68)	(0.11)	(0.13)	(0.08)	(0.93)		(0.44)	(0.61)	0.00	(0.04)	0.00
Net asset value, end of period	$18.89		$19.33	$16.55	$15.77	$13.80	$12.85	$18.21		$18.65	$16.02	33$15.	$13.40	$12.49

Total return +	2.83%		20.73%	9.60%	15.20%	8.48%	39.66%	2.45%		19.88%	8.73%	14.40%	7.65%	38.62%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$10,129		$3,913	$2,539	$709	$6,962	$47	$3,791		$4,166	$2,684	$2,370	$1,944	$1,310

Ratios of expenses to average net assets: ^	1.88%		1.84%	1.55%	1.71%	1.76%	2.51%	2.63%		2.59%	2.30%	2.46%	2.51%	3.26%
Ratios of net investment income (loss) to average net assets: ^	1.56%		0.48%	1.15%	1.17%	0.81%	0.97%	0.81%		(0.24)%	0.40%	0.42%	0.07%	0.22%

Portfolio turnover rate	58	% (1)	97%	163%	123%	59%	157%	58	% (1)	97%	163%	123%	59%	157%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year
+
Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.
^	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)

Net asset value, beginning of period	$15.45		$14.65	$11.21	$10.44	$9.78	$7.94
Income from investment operations:
Net investment income *	0.01		0.04	0.07	0.00 (a)	0.02	0.03
Net realized and unrealized gain	0.21		1.45	3.40	0.77	0.66	1.90
Total income from investment operations	0.22		1.49	3.47	0.77	0.68	1.93
Less distributions:
Distributions from net investment income	(0.04)		(0.02)	(0.03)	0.00	(0.02)	(0.09)
Distributions from net realized gains	(0.95)		(0.67)	0.00	0.00	0.00	0.00
Total distributions	(0.99)		(0.69)	(0.03)	0.00	(0.02)	(0.09)
Net asset value, end of period	$14.68		$15.45	$14.65	$11.21	$10.44	$9.78

Total return + #	1.23%		10.30%	31.05%	7.38%	6.94%	24.39%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$24,005		$23,783	$16,640	$15,764	$14,739	$14,378

Ratios of expenses to average net assets: ^	1.76%		1.45%	1.29%	2.02%	2.10%	2.08%
Ratios of net investment income to average net assets: ^	0.14%		0.27%	0.62%	0.04%	0.06%	0.37%

Portfolio turnover rate	65	% (1)	106%	147%	62%	50%	41%

	Class A							Class C
	Six Months Ended April 30,		Year Ended October 31,					Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010	2015		2014	2013	2012	2011	2010
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$15.36		$14.59	$11.16	$10.40	$9.75	$7.92	$14.32		$13.74	$10.59	$9.96	$9.40	$7.65
Income from investment operations:
Net investment income (loss)*	(0.01)		(0.00)	0.01	0.00 (a)	(0.01)	0.00 (a)	(0.06)		(0.10)	(0.03)	(0.10)	(0.09)	(0.06)
Net realized and unrealized gain	0.20		1.44	3.42	0.76	0.66	1.89	0.19		1.35	3.18	0.73	0.65	1.82
Total income from investment operations	0.19		1.44	3.43	0.76	0.65	1.89	0.13		1.25	3.15	0.63	0.56	1.76
Less distributions:
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00	(0.06)	0.00		0.00	0.00	0.00	0.00	(0.01)
Distributions from net realized gains	(0.95)		(0.67)	0.00	0.00	0.00	0.00	(0.95)		(0.67)	0.00	0.00	0.00	0.00
Total distributions	(0.95)		(0.67)	0.00	0.00	0.00	(0.06)	(0.95)		(0.67)	0.00	0.00	0.00	(0.01)
Net asset value, end of period	$14.60		$15.36	$14.59	$11.16	$10.40	$9.75	$13.50		$14.32	$13.74	$10.59	$9.96	$9.40

Total return + #	1.08%		10.02%	30.74%	7.31%	6.67%	24.01%	0.72%		9.22%	29.75%	6.33%	5.96%	23.02%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$3,592		$3,268	$1,756	$567	$193	$154	$2,393		$2,494	$2,057	$2,099	$2,574	$2,341

Ratios of expenses to average net assets: ^	2.01%		1.70%	1.54%	2.27%	2.35%	2.33%	2.76%		2.45%	2.29%	3.02%	3.10%	3.08%
Ratios of net investment income (loss) to average net assets: ^	(0.12)%		(0.06)%	0.15%	(0.21)%	(0.22)%	0.12%	(0.87)%		(0.70)%	(0.37)%	(0.96)%	(0.95)%	(0.63)%

Portfolio turnover rate	65	% (1)	106%	147%	62%	50%	41%	65	% (1)	106%	147%	62%	50%	41%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
+
Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(a)	Represents less than $0.01 per share.
#
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.
(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)

Net asset value, beginning of period	$14.75		$14.66	$13.82	$13.43	$16.03	$13.41
Income (loss) from investment operations:
Net investment income (loss)*	(0.05)		0.20	0.00 (a)	0.04	(0.05)	(0.11)
Net realized and unrealized gain (loss) **	0.09		(0.11)	0.84	0.35	(2.55)	3.01
Total income (loss) from investment operations	0.04		0.09	0.84	0.39	(2.60)	2.90
Less distributions:
Distributions from net investment income	(0.19)		0.00	0.00	0.00	0.00	(0.28)
Total distributions	(0.19)		0.00	0.00	0.00	0.00	(0.28)
Net asset value, end of period	$14.60		$14.75	$14.66	$13.82	$13.43	$16.03

Total return +, #	0.27%		0.61%	6.08%	2.90%	(16.22)%	21.98%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$40,341		$35,872	$24,736	$16,017	$14,616	$13,592

Ratios of expenses to average net assets: ^	1.87%		1.29%	2.00%	1.75%	2.10%	2.24%
Ratios of net investment income (loss) to average net assets: ^	(0.74)%		1.39%	0.03%	0.29%	(0.35)%	(0.80)%

Portfolio turnover rate	73	% (1)	108%	166%	104%	98%	206%

	Class A							Class C
	Six Months Ended April 30,		Year Ended October 31,					Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010	2015		2014	2013	2012	2011	2010
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$14.44		$14.39	$13.59	$13.23	$15.83	$13.28	$13.76		$13.82	$13.16	$12.90	$15.56	$13.06
Income (loss) from investment operations:
Net investment income (loss)*	(0.07)		0.16	(0.07)	0.05	(0.12)	(0.15)	(0.12)		0.04	(0.14)	(0.09)	(0.20)	(0.24)
Net realized and unrealized gain (loss) **	0.08		(0.11)	0.87	0.31	(2.48)	2.98	0.09		(0.10)	0.80	0.35	(2.46)	2.91
Total income (loss) from investment operations	0.01		0.05	0.80	0.36	(2.60)	2.83	(0.03)		(0.06)	0.66	0.26	(2.66)	2.67
Less distributions:
Distributions from net investment income	(0.16)		0.00	0.00	0.00	0.00	(0.28)	(0.07)		0.00	0.00	0.00	0.00	(0.17)
Total distributions	(0.16)		0.00	0.00	0.00	0.00	(0.28)	(0.07)		0.00	0.00	0.00	0.00	(0.17)
Net asset value, end of period	$14.29		$14.44	$14.39	$13.59	$13.23	$15.83	$13.66		$13.76	$13.82	$13.16	$12.90	$15.56

Total return +, #	0.14%		0.35%	5.89%	2.72%	(16.42)%	21.62%	(0.18)%		(0.43)%	5.02%	2.02%	(17.10)%	20.67%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$4,852		$4,036	$2,475	$11,364	$951	$2,663	$3,689		$3,593	$2,735	$2,497	$2,755	$2,746

Ratios of expenses to average net assets: ^	2.12%		1.54%	2.25%	2.00%	2.35%	2.49%	2.87%		2.29%	3.00%	2.75%	3.10%	3.24%
Ratios of net investment income (loss) to average net assets: ^	(0.98)%		1.14%	(0.48)%	0.04%	(0.80)%	(1.05)%	(1.79)%		0.34%	(1.03)%	(0.71)%	(1.35)%	(1.80)%

Portfolio turnover rate	73	%(1)	108%	166%	104%	98%	206%	73	%(1)	108%	166%	104%	98%	206%

(a)	Represents less than $0.01 per share.
*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.
**
The amount of net realized and unrealized loss on investment per share for the year ended October 31, 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+
Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.
(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)

Net asset value, beginning of period	$17.71		$20.62	$15.69	$14.75	$13.67	$11.02
Income from investment operations:
Net investment loss*	(0.08)		(0.29)	(0.19)	(0.17)	(0.18)	(0.24)
Net realized and unrealized gain	1.61		1.11	6.10	1.11	1.26	2.89
Total income from investment operations	1.53		0.82	5.91	0.94	1.08	2.65
Less distributions:
Distributions from net realized gains	(1.58)		(3.73)	(0.98)	0.00	0.00	0.00
Total distributions	(1.58)		(3.73)	(0.98)	0.00	0.00	0.00
Net asset value, end of period	$17.66		$17.71	$20.62	$15.69	$14.75	$13.67

Total return + #	8.93%		3.64%	40.28%	6.37%	7.90%	24.05%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$23,324		$21,153	$16,146	$14,627	$14,975	$14,301

Ratios of expenses to average net assets: ^	1.20%		1.84%	1.35%	1.34%	1.45%	2.22%
Ratios of net investment loss to average net assets: ^	(0.88)%		(1.61)%	(1.08)%	(1.12)%	(1.15)%	(1.88)%

Portfolio turnover rate	68	%(1)	192%	231%	211%	235%	194%

	Class A							Class C
	Six Months Ended April 30,		Year Ended October 31,					Six Months Ended April 30,		Year Ended October 31,
	2015		2014	2013	2012	2011	2010	2015		2014	2013	2012	2011	2010
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$17.31		$20.28	$15.49	$14.59	$13.56	$10.96	$15.51		$18.66	$14.43	$13.69	$12.82	$10.44
Income from investment operations:
Net investment loss*	(0.10)		(0.34)	(0.24)	(0.21)	(0.24)	(0.25)	(0.14)		(0.42)	(0.32)	(0.30)	(0.31)	(0.34)
Net realized and unrealized gain	1.57		1.10	6.01	1.11	1.27	2.85	1.39		1.00	5.53	1.04	1.18	2.72
Total income from investment operations	1.47		0.76	5.77	0.90	1.03	2.60	1.25		0.58	5.21	0.74	0.87	2.38
Less distributions:
Distributions from net realized gains	(1.58)		(3.73)	(0.98)	0.00	0.00	0.00	(1.58)		(3.73)	(0.98)	0.00	0.00	0.00
Total distributions	(1.58)		(3.73)	(0.98)	0.00	0.00	0.00	(1.58)		(3.73)	(0.98)	0.00	0.00	0.00
Net asset value, end of period	$17.20		$17.31	$20.28	$15.49	$14.59	$13.56	$15.18		$15.51	$18.66	$14.43	$13.69	$12.82

Total return + #	8.79%		3.36%	39.88%	6.17%	7.60%	23.72%	8.36%		2.56%	38.87%	5.41%	6.79%	22.80%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$7,003		$6,443	$5,890	$2,418	$1,950	$852	$3,213		$3,165	$2,685	$2,694	$3,193	$3,291

Ratios of expenses to average net assets: ^	1.45%		2.09%	1.60%	1.59%	1.70%	2.47%	2.20%		2.84%	2.35%	2.34%	2.45%	3.22%
Ratios of net investment loss to average net assets: ^	(1.13)%		(1.86)%	(1.33)%	(1.37)%	(1.40)%	(2.13)%	(1.88)%		(2.61)%	(2.08)%	(2.12)%	(2.15)%	(2.88)%

Portfolio turnover rate	68	%(1)	192%	231%	211%	235%	194%	68	%(1)	192%	231%	211%	235%	194%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.
+
Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1)	Not annualized.
^	Annualized for periods less than one year.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015

1.           ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. Prior to that date, the Dunham Funds were a series of AdvisorOne Funds, also a Delaware Business Trust. The Dunham Funds currently consist of sixteen funds: Corporate/Government Bond Fund; Monthly Distribution Fund; Floating Rate Bond Fund; High-Yield Bond Fund; International Opportunity Bond Fund; Dynamic Macro Fund; Alternative Strategy Fund; Appreciation & Income Fund; Large Cap Value Fund; Alternative Income Fund; Focused Large Cap Growth Fund; International Stock Fund; Real Estate Stock Fund; Small Cap Value Fund; Emerging Markets Stock Fund and Small Cap Growth Fund. Alternative Strategy Fund, Alternative Income Fund, Focused Large Cap Growth Fund, International Opportunity Bond Fund, and Real Estate Stock Fund are non-diversified funds within the meaning of the 1940 Act. The remaining Funds are diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Corporate/Government Bond	Current income and capital appreciation
Monthly Distribution	Positive returns in rising and falling market environments
Floating Rate Bond	High level of current income
High-Yield Bond	High level of current income
International Opportunity Bond	High level of current income
Dynamic Macro	Maximize total return from capital appreciation and dividends
Alternative Strategy	Long-term capital appreciation by realizing gains during periods of rising and declining markets
Appreciation & Income	Total return under varying market conditions through both current income and capital appreciation
Large Cap Value	Maximize total return from capital appreciation and dividends
Alternative Income	Maximize income
Focused Large Cap Growth	Maximize capital appreciation
International Stock	Maximize total return from capital appreciation and dividends
Real Estate Stock	Maximize total return from capital appreciation and dividends
Small Cap Value	Maximize total return from capital appreciation and income
Emerging Markets Stock	Maximize capital appreciation
Small Cap Growth	Maximize capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual service fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Monthly Distribution, High-Yield Bond, Dynamic Macro, Focused Large Cap Growth, Alternative Income, Alternative Strategy, Floating Rate Bond, and International Opportunity Bond commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Monthly Distribution, Dynamic Macro, Focused Large Cap Growth, Alternative Income, Alternative Strategy, Floating Rate Bond, and International Opportunity Bond commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011. Alternative Income commenced operations on September 14, 2012. Effective October 1, 2014, Dynamic Macro changed its name from Loss Averse Equity Income. Alternative Strategy’s Predecessor Fund’s Class N shares commenced operations on February 13, 2009 and Alternative Strategy Class A shares commenced operations on March 25, 2009. Alternative Strategy Class C shares commenced operations on May 14, 2009. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013.

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

The following is a summary of significant accounting policies followed by the Fund in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (the “Board”) (or its delegate). U.S. Government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, bank loans and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and asked price.

Equity swaps are valued at the last reported sale price at the close of the exchange on which the underlying security is primarily traded. If no sale price is reported, then they are valued at the mean of their most recent quoted bid and asked price.

Futures and future options are valued at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Trading in securities on far eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, far eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, Funds may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Effective July 1, 2009, both International Stock and Emerging Markets Stock began using fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end funds.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2015 for the Funds’ assets and liabilities measured at fair value:

Corporate/Government Bond
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$31,315,680	$—	$31,315,680
Foreign Government Bonds	—	416,438	—	416,438
Municipal	—	3,129,050	—	3,129,050
U.S. Government & Agency	—	15,362,046	—	15,362,046
Bank Loans	—	3,671,112	—	3,671,112
Preferred Stock *	765,576	—	—	765,576
Short-Term Investment	1,859,933	—	—	1,859,933
Total	$2,625,509	$53,894,326	$—	$56,519,835

Monthly Distribution
Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$226,950,332	$—	$—	$226,950,332
Rights	47,752	—	—	47,752
Closed End Funds	1,708,984	—	—	1,708,984
Preferred Stock *	16,979,641	—	—	16,979,641
Bonds & Notes *	—	32,773,877	—	32,773,877
Purchased Put Options	1,321,587	—	—	1,321,587
Short-Term Investment	44,557,704	—	—	44,557,704
Total Assets	$291,566,000	$32,773,877	$—	$324,339,877
Derivatives
Forward Currency Exchange Contracts	—	30,048	—	30,048
Equity Swap Contracts	3,192,759	—	—	3,192,759
Total Derivatives	$3,192,759	$30,048	$—	$3,222,807
Liabilities-Securities Sold Short	30,563,011	—	30,563,011
Total Liabilities	$30,563,011	$—	$—	$30,563,011
Liabilities-Derivatives
Written Call Options	9,905,605	—	—	9,905,605
Written Put Options	367,600	—	—	367,600
Equity Swap Contracts	730,839	—	—	730,839
Forward Currency Exchange Contracts	—	534,042	—	534,042
Total Derivatives	$11,004,044	$534,042	$—	$11,538,086

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

Floating Rate Bond
Assets	Level 1	Level 2	Level 3	Total
Bank Loans *	$—	$75,213,342	$—	$75,213,342
Bonds & Notes *	—	5,977,944	—	5,977,944
Short-Term Investment	2,874,364	—	—	2,874,364
Total	$2,874,364	$81,191,286	$—	$84,065,650

High-Yield Bond
Assets	Level 1	Level 2	Level 3	Total
Preferred Stock *	$167,916	$—	$—	$167,916
Bonds & Notes *	—	103,319,126	—	103,319,126
Short-Term Investment	2,688,951	—	—	2,688,951
Total	$2,856,867	$103,319,126	$—	$106,175,993

International Opportunity Bond
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$20,967,838	$—	$20,967,838
Foreign Government Bonds *	—	31,588,634	—	31,588,634
Collateral Mortgage Backed Security	—	220,323	—	220,323
Whole Loan Collateral	—	231,261	—	231,261
Short-Term Investment	830,056	—	—	830,056
Total Assets	$830,056	$53,008,056	$—	$53,838,112
Derivatives
Futures Contracts	$73,438	$—	$—	$73,438
Foreign Currency Exchange Contracts	—	309,583	—	309,583
Total Derivatives	$73,438	$309,583	$—	$383,021
Liabilities-Derivatives
Futures Contracts	$15,060	$—	$—	$15,060
Foreign Currency Exchange Contracts	—	495,113	—	495,113
Total Derivatives	$15,060	$495,113	$—	$510,173

Dynamic Macro
Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$8,801,433	$—	$—	$8,801,433
Short-Term Investments	5,034,738	11,251,458	—	16,286,196
Derivatives
Purchased Options	1,654,441	—	—	1,654,441
Futures	226,130	—	—	226,130
Foreign Currency Exchange Contracts	—	753	—	753
Total	$15,716,742	$11,252,211	$—	$26,968,953
Liabilities - Derivatives
Futures	$202,838	$—	$—	$202,838
Written Options	21,317	—	—	21,317
Total	$224,155	$—	$—	$224,155

Alternative Strategy
Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$5,921,854	$—	$—	$5,921,854
Exchange Traded Notes *	602,176	—	—	602,176
Short-Term Investment	11,055,370	—	—	11,055,370
Total	$17,579,400	$—	$—	$17,579,400

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

Appreciation & Income
Assets	Level 1	Level 2	Level 3	Total
Convertible Bonds *	$—	$22,916,058	$—	$22,916,058
Preferred Stock *	3,918,204	—	—	3,918,204
Short-Term Investment	3,368,365	—	—	3,368,365
Total	$7,286,569	$22,916,058	$—	$30,202,627

Large Cap Value
Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$54,576,080	$—	$—	$54,576,080
Short-Term Investment	1,471,970	—	—	1,471,970
Total	$56,048,050	$—	$—	$56,048,050

Alternative Income
Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$8,085,100	$—	$—	$8,085,100
Exchange Traded Funds *	283,430	—	—	283,430
Total	$8,368,530	$—	$—	$8,368,530

Focused Large Cap Growth
Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$59,267,568	$—	$—	$59,267,568
Short-Term Investment	781,133	—	—	781,133
Total	$60,048,701	$—	$—	$60,048,701

International Stock
Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$12,719,154	$63,663,550	$—	$76,382,704
Preferred Stock *	1,088,956	1,505,712	—	2,594,668
Short-Term Investment	1,116,418	—	—	1,116,418
Total Assets	$14,924,528	$65,169,262	$—	$80,093,790
Assets - Derivatives
Forward Currency Exchange Contracts	$—	$656,649	$—	$656,649

Liabilities - Derivatives
Forward Currency Exchange Contracts	$—	$886,434	$—	$886,434

Real Estate Stock
Assets	Level 1	Level 2	Level 3	Total
REITS *	$46,048,778	$—	$—	$46,048,778
Short-Term Investment	238,511	—	—	238,511
Total	$46,287,289	$—	$—	$46,287,289

Small Cap Value
Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$28,860,482	$—	$—	$28,860,482
Exchange Traded Funds	504,850	—	—	504,850
Short-Term Investment	542,044	—	—	542,044
Total	$29,907,376	$—	$—	$29,907,376

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

Emerging Markets Stock
Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$16,027,605	$28,609,230	$—	$44,636,835
Exchange Traded Funds	3,138,400	—	—	3,138,400
Short-Term Investment	1,439,058	—	—	1,439,058
Total	$20,605,063	$28,609,230	$—	$49,214,293
Assets - Derivatives
Forward Currency Exchange Contracts	$—	$14,065	$—	$14,065

Liabilities - Derivatives
Forward Currency Exchange Contracts	$—	$185	$—	$185

Small Cap Growth
Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$32,819,162	$—	$—	$32,819,162
Short-Term Investment	1,771,163	—	—	1,771,163
Total	$34,590,325	$—	$—	$34,590,325
* See each Fund’s Schedule of Investments for breakdown by industry.
The Funds did not hold any Level 3 securities during the period.
There were no transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.

d. Options – Monthly Distribution and Dynamic Macro are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

e. Swap Agreements – Monthly Distribution is subject to stock market risk in the normal course of pursuing its investment objectives. The Fund may enter into various swap transactions for investment purposes to manage equity risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.

f. Futures Contracts – International Opportunity Bond and Dynamic Macro are subject to equity interest rate risk and forward currency exchange rate risk in the normal course of pursuing its investment objective. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The notional value of the derivative instruments outstanding as of April 30, 2015 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

g. Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund would be obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

h. Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations - The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of April 30, 2015:

Location on the Statements of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Investment securites	Options contracts written
Interest rate contracts	Unrealized appreciation on Swap Contracts	Unrealized depreciation on Swap Contracts
	Unrealized appreciation on futures	Unrealized depreciation on futures
	Receivable for open forward foreign currency	Payable for open forward foreign currency
	contracts	contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of April 30, 2015:

Asset Derivatives Investment Value

	Equity	Currency	Commodity	Interest Rate	Total value at
	Contracts	Contracts	Contracts	Contracts	April 30, 2015
Monthly Distribution
Forward Foreign Currency Contracts	$—	$30,048	$—	$—	$30,048
Swaps	3,192,759	—	—	—	3,192,759
Purchased Options	1,321,587	—	—	—	1,321,587
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$309,583	$—	$—	$309,583
Futures	34,213	—	—	39,225	73,438
Dynamic Macro
Forward Foreign Currency Contracts	$—	$753	$—	$—	$753
Futures	109,892	—	—	116,238	226,130
Purchased Options	54,662	13,779	—	1,586,000	1,654,441
International Stock
Forward Foreign Currency Contracts	$—	$656,649	$—	$—	$656,649
Emerging Markets Stock
Forward Foreign Currency Contracts	$—	$14,065	$—	$—	$14,065

Liability Derivatives Investment value
	Equity	Currency	Commodity	Interest Rate	Total value at
	Contracts	Contracts	Contracts	Contracts	April 30, 2015
Monthly Distribution
Forward Foreign Currency Contracts	$—	$534,042	$—	$—	$534,042
Swaps	730,839	—	—	—	730,839
Written Options	10,273,205	—	—	—	10,273,205
Short Sales	30,563,011	—	—	—	30,563,011
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$495,113	$—	$—	$495,113
Futures	—	79	—	14,981	15,060
Dynamic Macro
Futures	$193,266	$—	$—	$9,572	$202,838
Written Options	—	21,317	—	—	21,317
International Stock
Forward Foreign Currency Contracts	$886,434	$—	$—	$—	$886,434
Emerging Markets Stock
Forward Foreign Currency Contracts	$—	$185	$—	$—	$185

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

The following is a summary of the location of derivative investments of each Fund in the Statements of Operations for the six months ended April 30, 2015:

Derivative Investment Type	Location of Gain (Loss on Derivatives
Equity/Currency/Commodity/	Net Realized gain (loss) from: Futures, Options
Interest rate contracts	purchased, Written options, Swap contracts,
Foreign currency exchange contracts

Net change in unrealized appreciation
(depreciation) on: Futures, Options purchased,
Written options, Swap contracts, Foreign
currency exchange contracts

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the six months ended April 30, 2015:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
	Equity	Currency	Commodity	Interest Rate	Total value at
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	April 30, 2015
Monthly Distribution
Forward Foreign Currency Contracts	$—	$3,033,190	$—	$—	$3,033,190
Swaps	(1,821,813)	—	—	—	(1,821,813)
Purchased Options	2,464,125	—	—	—	2,464,125
Written Options	(4,298,671)	—	—	—	(4,298,671)
Short Sales	(2,488,491)	—	—	—	(2,488,491)
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$328,841	$—	$—	$328,841
Futures	(191,054)	—	—	72,406	(118,648)
Dynamic Macro
Forward Foreign Currency Contracts	$—	$(463)	$—	$—	$(463)
Futures	1,067,457	—	—	72,387	1,139,844
Purchased Options	(234,971)	15,963	—	111,925	(107,083)
Written Options	—	7,488	—	—	7,488
International Stock
Forward Foreign Currency Contracts	$—	$1,122,913	$—	$—	$1,122,913
Emerging Markets Stock
Forward Foreign Currency Contracts	$—	$(43,239)	$—	$—	$(43,239)

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
	Equity	Currency	Commodity	Interest Rate	Total value at
	Contracts	Contracts	Contracts	contracts	April 30, 2015
Monthly Distribution
Forward Foreign Currency Contracts	$—	$(1,144,884)	$—	$—	$(1,144,884)
Swaps	3,799,591	—	—	—	3,799,591
Purchased Options	137,295	—	—	—	137,295
Written Options	(777,470)	—	—	—	(777,470)
Short Sales	1,736,110	—	—	—	1,736,110
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$(84,553)	$—	$—	$(84,553)
Futures	91,669	—	—	—	91,669
Dynamic Macro
Forward Foreign Currency Contracts	$—	$753	$—	$—	$753
Futures	(220,540)	—	—	116,274	(104,266)
Purchased Options	77,026	(7,268)	—	103,633	173,391
Written Options	—	(270)	—	—	(270)
International Stock
Forward Foreign Currency Contracts	$—	$(395,203)	$—	$—	$(395,203)
Emerging Markets Stock
Forward Foreign Currency Contracts	$—	$13,880	$—	$—	$13,880

I. Offsetting of Financial Assets and Derivative Assets – Monthly Distribution, International Opportunity Bond, International Stock, Dynamic Macro and Emerging Markets Stock policies are to recognize a net asset or liability equal to the unrealized futures contracts and unrealized on forward exchange contracts. During the six months ended April 30, 2015, the Funds are subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at April 30, 2015.

Monthly Distribution

Assets:				Gross Amounts Not Offset in the
Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
	Gross Amounts of	Statement of Assets	the Statement of	Financial	Cash Collateral
Description	Recognized Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Equity Swap Contracts	$3,192,759	$730,839	$2,461,920	$-	$-	$2,461,920
Total	$3,192,759	$730,839	$2,461,920	$-	$-	$2,461,920

Liabilities:				Gross Amounts Not Offset in the
				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts of	Offset in the	Liabilities Presented
	Recognized	Statement of Assets	in the Statement of	Financial		Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments		Pledged		Net Amount
Securities Sold Short	$30,563,011	$—	$30,563,011	$17,393,011	(1)	$13,170,000	(1)	$—
Written Options	10,273,205	—	10,273,205	3,079,498	(1)	7,193,707	(1)	—
Forward Foreign
Currency Contracts	534,042	30,048	503,994	503,994	(1)	—		—
Total	$41,370,258	$30,048	$41,340,210	$20,976,503		$20,363,707		$—

(1) The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

International Opportunity Bond
Gross Amounts Not Offset in
the Statement of Assets &
Assets:				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented in		Cash
	Recognized	Statement of Assets	the Statement of	Financial	Collateral
Description	Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Futures Contracts	$73,438	$(15,060)	$58,378	$—	$—	$—
Total	$73,438	$(15,060)	$58,378	$—	$—	$—

the Statement of Assets &
Liabilities:				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Liabilities Presented		Cash
	Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Forward Foreign
Currency Contracts	(495,113)	309,583	$(185,530)	—	185,530	—
Total	$(495,113)	$309,583	$(185,530)	$—	$185,530	$—

(1) The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

Dynamic Macro
Gross Amounts Not Offset in
the Statement of Assets &
Assets				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented		Cash
	Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount

Futures Contracts	$226,130	$(202,838)	$23,292	$—	$—	$23,292

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

International Stock
Gross Amounts Not Offset in
the Statement of Assets &
Liabilities				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented			Cash
	Recognized	Statement of Assets	in the Statement of	Financial		Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments		Pledged	Net Amount
Forward Foreign
Currency Contracts	$(886,434)	$656,649	$(229,785)	$229,785	(1)	$—	$—
.

(1) The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

Emerging Markets Stock
Gross Amounts Not Offset in
the Statement of Assets &
Assets				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented		Cash
	Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Forward Foreign
Currency Contracts	$14,065	$(185)	$13,880	$—	$—	$13,880

i. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

j. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

k. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

l. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2012 to 2014 (and July 31, 2013 for Alternative Strategy), and expected to be taken in tax year 2015 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdictions as U.S. Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

m. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Monthly Distribution, Corporate/Government Bond, High-Yield Bond, Floating Rate Bond and International Opportunity Bond which will distribute their respective net investment income, if any, monthly. For Dynamic Macro and Alternative Income, dividends attributable to earned income, if any, will be declared and paid quarterly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date.

n. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.           INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a.
Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index. The Funds’ Fulcrum Fee arrangements have been in place, with few changes, since July 1, 2006. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Corporate/Government Bond*	0.65% – 0.95%	0.50%	0.15% – 0.45%
Monthly Distribution**	0.90% – 1.90%	0.65%	0.25% – 1.25%
Floating Rate Bond	0.80% – 1.20%	0.60%	0.20% – 0.60%
High-Yield Bond	0.80% – 1.20%	0.60%	0.20% – 0.60%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Dynamic Macro***	1.05% – 1.75%	0.65%	0.40% – 1.10%
Alternative Strategy****	0.85% – 1.50%	0.65%	0.15% – 0.85%
Appreciation & Income	0.85% – 1.35%	0.65%	0.20% – 0.70%
Large Cap Value	0.65% – 1.51%	0.65%	0.00% – 0.86%
Alternative Income	0.75% – 1.35%	0.65%	0.10% – 0.70%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Real Estate Stock	0.75% – 1.35%	0.65%	0.10% – 0.70%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Emerging Markets Stock	0.75% – 1.55%	0.65%	0.10% – 0.90%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%

*
Prior to July 1, 2013, when a new fee schedule became effective, the Sub-Adviser had contractually agreed to reduce its base Sub-Advisory fee by 0.05%, from 0.35% to 0.30% annually as of May 10, 2013 until May 30, 2014.

**
Effective April 1, 2013, the Sub-Adviser had contractually agreed to waive a portion of its fee (excluding 12b-1 fees) until at least February 29, 2016, so that such fees, on annual basis, do not exceed 1.05% of the Fund’s aggregate average daily net assets of its Class N, Class A and Class C shares.

***
Prior to October 1,2014 when a new fee schedule became effective, the prior Sub-Adviser had contractually agreed to waive a portion of its fee to maintain the Fund’s total annual operating expenses (excluding any brokerage fees and commissions, indirect expenses, borrowing costs, taxes, and extraordinary expenses) at 1.59% for Class N Shares, 1.84% for Class A shares, and 2.59% for Class C shares; provided, however, that the annual Sub-Advisory fee shall in no case be waived to less than 0.10% of the Fund’s average daily net assets.

****	Effective April 1, 2015, the Sub-Adviser had contractually agreed to reduce its base Sub-Advisory fee by 0.15%, from 0.65% to 0.50% annually as of April 1, 2015 until April 30, 2016.

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, most Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Fund during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period. All Funds, with the exception of Dynamic Macro and Appreciation & Income which are in their initial year of its Fulcrum Fee arrangement, are calculating Performance Fees on a rolling 12-month basis as of April 30, 2015.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.10%), the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

			Base	Null	Minimum	Maximum
Fund	Sub-Adviser	Benchmark	Fee	Zone	Fee	Fee
Corporate/Government	Newfleet Asset	Barclays Aggregate Bond	0.30%	+/- 0.15%	0.15%	0.45%
Bond *	Management, LLC	Index
Monthly Distribution**	Westchester Capital	IQ Hedge Market Neutral	0.75%	+/- 0.15%	0.25%	1.25%
	Management, LLC	Beta Index
Floating Rate Bond	Newfleet Asset	S&P/LSTA Leveraged	0.40%	+/- 0.00%	0.20%	0.60%
	Management, LLC	Loan Index
High-Yield Bond	PENN Capital	BofA Merrill Lynch BB	0.40%	+/- 0.20%	0.20%	0.60%
	Management Co., Inc.	U.S. Non-Distressed BB-
	B High-Yield Index
International Opportunity	Rogge Global Partners	Barclays Global ex US	0.45%	+/-0.00%	0.20%	0.70%
Bond	PLC	Aggregate Bond Index
Dynamic Macro ***	Mellon Capital	IQ Hedge Global Macro	0.75%	+/- 0.00%	0.40%	1.10%
	Management	Beta Index
	Corporation
Alternative Strategy ****	Market Concepts, LLC	Dow Jones Credit Suisse	0.50%	+/- 0.15%	0.15%	0.85%
	Managed Futures Liquid
	Index
Appreciation & Income	PENN Capital	Merrill Lynch All Conv All	0.45%	+/- 0.25%	0.20%	0.70%
	Management Co., Inc.	Qual Index
Large Cap Value	C.S. McKee L.P.	Russell 1000 Value Index	0.43%	+/- 1.50%	0.00%	0.86%
Alternative Income	Harbor Springs	Dow Jones US Select	0.40%	+/- 0.30%	0.10%	0.70%
	Financial Management,	Dividend Index
	LLC
Focused Large Cap Growth	The Ithaka Group, LLC	Russell 1000 Growth	0.35%	+/- 0.30%	0.20%	0.50%
	Index
International Stock	Arrowstreet Capital L.P.	MSCI All Country World	0.65%	+/- 0.20%	0.30%	1.00%
	Index ex USA (Net)
Real Estate Stock	Cornerstone Real	FTSE NAREIT All REITs	0.40%	+/- 0.00%	0.10%	0.70%
	Estate Advisers LLC	Index
Small Cap Value	Piermont Capital	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
	Management, LLC
Emerging Markets Stock	Bailard, Inc.	MSCI Emerging Markets	0.50%	+/- 0.00%	0.10%	0.90%
	Index USD (Net)
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth	0.50%	+/- 0.20%	0.00%	1.00%
	Index

*
Prior to July 1, 2013, when a new fee schedule became effective, the Sub-Adviser had contractually agreed to reduce its base Sub-Advisory fee by 0.05%, from 0.35% to 0.30% annually as of May 10, 2013 until May 30, 2014.

**
Effective April 1, 2013, the Sub-Adviser had contractually agreed to waive a portion of its fee (excluding 12b-1 fees) until at least February 29, 2016, so that such fees, on annual basis, do not exceed 1.05% of the Fund’s aggregate average daily net assets of its Class N, Class A and Class C shares.

***	Prior to October 1, 2014 when a new fee schedule became effective the prior Sub-Adviser had contractually agreed to waive a portion of its fee to maintain the Fund’s total annual operating expenses (excluding any brokerage fees and commissions, indirect expenses, borrowing costs, taxes, extraordinary expenses at 1.59% for Class N Shares, 1.84% for Class A shares, and 2.59% for Class C shares; provided, however, that the annual Sub-Advisory fee shall in no case be waived to less than 0.10% of the Fund’s average daily net assets.
****	Effective April 1, 2015, the Sub-Adviser had contractually agreed to reduce its base Sub-Advisory fee by 0.15%, from 0.65% to 0.50% annually as of April 1, 2015 until April 30, 2016.

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. Effective May 1, 2013, GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.07% on the first $250 million of average net assets; 0.06% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million; 0.3% on average net assets over $1 billion. Such fees are subject to a minimum of $400,000 in total for the entire Trust. For providing fund accounting services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.03% on the first $500 million of average net assets; 0.01% on average net assets over $500 million. Such fees are subject to a minimum $300,000 in total for the entire Trust. For providing transfer agent services, the Administrator receives from the Trust a minimum annual fee of $200,000.

Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

Blue Giant, LLC, (“Blue Giant”), (formally “Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blue Giant receives customary fees from the Funds.

An officer of GFS is also an officer of the Trust.

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, for Class A and Class C shares. The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity Funds and 0.50% for the fixed-income Funds, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares. In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares. Class N shares do not pay 12b-1 distribution or shareholder servicing fees.

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee will receive $4,250 for each Board meeting attended in-person; $250 for all telephonic Board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $147,500 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

e. Other Affiliates–During the six months ended April 30, 2015, Bethel Fisher & Co., a registered broker/dealer and an affiliate of the Harbor Springs Financial Management, LLC, Alternative Income’s Sub-Adviser, executed trades on behalf of Alternative Income. The affiliated brokers for Alternative Income received $3,202 in trade commissions for the six months ended April 30, 2015. Far Wood Securities, LLC a registered broker/dealer and an affiliate of the Market Concepts, LLC, Alternative Strategy’s Sub-Adviser, executed trades on behalf of Alternative Strategy. The affiliated brokers for Alternative Strategy received $94,688 in trade commissions for the six months ended April 30, 2015.

4.           INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the six months ended April 30, 2015 were as follows:

	Sale
	Purchases	Proceeds
	(excluding	(excluding	Purchases	Proceeds
	U.S.	U.S.	of U.S.	of U.S.
	Government	Government	Government	Government
Fund	Securities)	Securities)	Securities	Securities
Corporate/Government Bond	$9,965,595	$7,075,775	$6,924,175	$3,947,370
Monthly Distribution	262,695,782	239,631,556	—	—
Floating Rate Bond	22,109,084	19,833,595	—	—
High-Yield Bond	38,168,759	61,942,374	—	—
International Opportunity Bond	17,080,863	8,177,518	—	—
Dynamic Macro	2,364,090	—	—	—
Alternative Strategy	275,644,437	283,164,068	—	—
Appreciation & Income	10,946,650	10,616,685	—	—
Large Cap Value	7,416,516	8,734,566	—	—
Alternative Income	2,892,925	2,250,008	—	—
Focused Large Cap Growth	16,213,595	21,800,050	—	—
International Stock	51,985,917	47,542,979	—	—
Real Estate Stock	29,018,041	29,072,732	—	—
Small Cap Value	18,813,759	18,822,966	—	—
Emerging Markets Stock	35,637,864	30,981,095	—	—
Small Cap Growth	21,755,931	21,321,465	—	—

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

Transactions in option contracts purchased/written during the six months ended April 30, 2015 were as follows:

Monthly Distribution
	Options Purchased		Options Written
	Contracts	Premium	Contracts	Premium
Outstanding at October 31, 2014	22,879	$5,470,611	42,957	$6,382,121
Options purchased/written during period	63,183	7,221,494	115,131	22,242,383
Options exercised during period	(1,910)	(889,804)	(12,667)	(2,359,069)
Options expired during period	(31,749)	(2,707,785)	(24,755)	(1,649,524)
Options closed during period	(23,720)	(6,652,689)	(73,056)	(13,771,966)
Outstanding at April 30, 2015	28,683	$2,441,827	47,610	$10,843,945

Dynamic Macro

	Options Purchased		Options Written
	Contracts	Premium	Contracts	Premium
Outstanding at October 31, 2014	101	$532,416	—	$—
Options purchased/written during period	556	2,606,259	160	28,535
Options exercised during period	—	—	—	—
Options expired during period	(172)	(234,748)	(80)	(7,488)
Options closed during period	(197)	(1,376,336)	—	—
Outstanding at April 30, 2015	288	$1,527,591	80	$21,047

5.           AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at April 30, 2015, were as follows:

		Gross		Unrealized
		Unrealized	Gross Unrealized	Appreciation
Fund	Identified Cost	Appreciation	Depreciation	(Depreciation)*
Corporate/Government Bond	$55,691,495	$1,457,618	$(629,278)	$828,340
Monthly Distribution	323,573,563	12,104,009	(11,337,695)	766,314
Floating Rate Bond	84,448,176	473,766	(856,292)	(382,526)
High-Yield Bond	104,107,573	2,737,375	(668,955)	2,068,420
International Opportunity Bond	57,466,027	455,964	(4,083,880)	(3,627,916)
Dynamic Macro	26,277,268	536,230	(71,428)	464,802
Alternative Strategy	17,525,476	112,174	(58,250)	53,924
Appreciation & Income	28,468,306	2,299,707	(565,386)	1,734,321
Large Cap Value	36,403,144	20,640,346	(995,440)	19,644,906
Alternative Income	7,985,172	648,722	(265,364)	383,358
Focused Large Cap Growth	50,088,747	11,170,388	(1,210,434)	9,959,954
International Stock	73,734,237	8,528,789	(2,169,236)	6,359,553
Real Estate Stock	38,773,063	8,598,646	(1,084,420)	7,514,226
Small Cap Value	28,281,683	2,716,526	(1,090,833)	1,625,693
Emerging Markets Stock	43,254,193	6,595,603	(635,503)	5,960,100
Small Cap Grow th	30,170,676	5,189,326	(769,677)	4,419,649
* Excludes Unrealized Appreciation (Depreciation) on Foreign Currency Translations, Sw aps and Futures Contracts.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

6.           FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2015, Monthly Distribution, International Opportunity Bond, Dynamic Macro, International Stock and Emerging Markets Stock had the following open forward foreign currency contracts:

Monthly Distribution:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
British Pound	6/15/2015	JP Morgan	1,877,796	$2,885,503	$22,294
Singapore Dollar	6/25/2015	JP Morgan	3,108,635	2,344,877	7,753
Euro	7/8/2015	JP Morgan	52,574	59,004	(2,523)
Euro	7/10/2015	JP Morgan	3,229,500	3,625,175	(131,830)
Australian Dollar	7/22/2015	JP Morgan	2,590,285	2,032,320	(63,258)
British Pound	7/22/2015	JP Morgan	816,515	1,254,380	(12,248)
Euro	8/17/2015	JP Morgan	4,287,374	4,814,695	(254,944)
Euro	8/25/2015	JP Morgan	223,984	251,567	(5,800)
Australian Dollar	8/26/2015	JP Morgan	459,094	359,553	(794)
British Pound	12/4/2015	JP Morgan	328,806	504,341	(795)
Euro	1/20/2016	JP Morgan	417,402	470,312	(19,074)
British Pound	3/23/2016	JP Morgan	849,070	1,303,230	(42,775)
				$19,904,957	$(503,994)

International Opportunity Bond:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy
Australian Dollar	6/16/2015	Barclays Bank	9,577	$7,529	$287
Australian Dollar	6/16/2015	Deutsche Bank	1,212,626	953,289	35,803
Australian Dollar	6/16/2015	Credit Suisse	409,173	321,666	12,245
British Pound	6/16/2015	Barclays Bank	148,557	228,278	8,278
Canadian Dollar	6/16/2015	Barclays Bank	669,051	551,636	25,378
Canadian Dollar	6/16/2015	Deutsche Bank	900,786	742,703	33,284
Danish Krone	6/16/2015	Credit Suisse	189,269	28,484	3,105
Euro	6/16/2015	Barclays Bank	1,896,779	2,128,084	89,365
Israeli Shekel	6/10/2015	Credit Suisse	530,000	137,268	3,013
Japanese Yen	6/16/2015	Deutsche Bank	84,900,000	709,809	(487)
Malaysian Ringgit	6/10/2015	Barclays Bank	680,000	189,888	3,430
Polish Zloty	6/10/2015	Barclays Bank	180,000	49,845	2,263
Russian Ruble	6/10/2015	Deutsche Bank	3,760,000	71,807	14,422
Singapore Dollar	6/10/2015	Barclays Bank	120,000	90,539	2,089
Singapore Dollar	6/10/2015	Credit Suisse	110,000	82,995	2,458
South African Rand	6/10/2015	Barclays Bank	2,160,000	179,415	(5,788)
South African Rand	6/10/2015	Credit Suisse	600,000	49,838	350
South Korean Won	6/10/2015	Barclays Bank	529,132,000	490,706	10,973
South Korean Won	6/10/2015	Deutsche Bank	111,900,000	103,774	2,915
Swedish Krona	6/16/2015	Credit Suisse	720,000	86,294	2,896
Swiss Franc	6/16/2015	Barclays Bank	142,362	152,328	5,054
Swiss Franc	6/16/2015	Credit Suisse	159,457	170,620	3,631
Turkish Lira New	6/10/2015	Deutsche Bank	410,000	151,346	(11,113)
				$7,678,141	$243,851

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

International Opportunity Bond:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
British Pound	6/16/2015	Credit Suisse	1,060,923	$1,630,249	$(65,201)
British Pound	6/16/2015	Barclays Bank	80,749	124,082	(4,961)
British Pound	6/16/2015	Deutsche Bank	163,563	251,337	(9,515)
Euro	6/16/2015	Barclays Bank	2,609,057	2,927,221	(107,515)
Euro	6/16/2015	Credit Suisse	2,556,616	2,868,385	(110,786)
Euro	6/16/2015	Deutsche Bank	281,080	315,357	(10,465)
Israeli Shekel	6/10/2015	Barclays Bank	110,000	28,490	(639)
Mexican Peso	6/10/2015	Barclays Bank	25,791,261	1,674,722	37,546
Mexican Peso	6/10/2015	Credit Suisse	6,409,505	416,193	5,828
New Zealand Dollar	6/16/2015	Barclays Bank	803,826	608,978	(17,628)
New Zealand Dollar	6/16/2015	Deutsche Bank	373,311	282,820	(8,172)
South Korean Won	6/10/2015	Credit Suisse	206,147,000	191,176	(828)
Swiss Franc	6/16/2015	Deutsche Bank	239,108	255,847	(8,918)
				$11,574,857	$(301,254)

International Opportunity Bond:
								Unrealized
		Settlement		Local	Local Currency	U.S. Dollar	U.S. Dollar	Appreciation
Foreign Currency		Date	Counterparty	Currency Sell	Buy	Value Buy	Value Sell	(Depreciation )
To Buy:	To Sell:
Czech Koruna	Euro	6/10/2015	Deutche Bank	1,780,000	64,927	$73,503	$73,343	$142
Danish Krone	Euro	6/16/2015	Barclays Bank	407,227	54,890	61,293	61,584	113
Euro	Danish Krone	6/16/2015	Deutche Bank	216,097	1,611,711	242,449	242,563	(497)
Euro	Swedish Krona	6/16/2015	Credit Suisse	101,886	944,301	114,288	113,177	778
Japanese Yen	Euro	6/16/2015	Barclays Bank	204,452,886	1,583,256	1,709,334	1,776,328	(71,964)
Japanese Yen	Euro	6/16/2015	Deutche Bank	171,740,843	1,329,943	1,435,844	1,492,124	(60,450)
Norwegian Krone	Euro	6/16/2015	Deutche Bank	836,902	95,849	110,853	107,537	2,381
Polish Zloty	Euro	6/16/2015	Deutche Bank	220,000	52,628	60,922	59,041	1,556
Swiss Franc	Euro	6/16/2015	Credit Suisse	23,306	22,390	24,937	25,120	(186)
						$3,833,423	$3,950,817	$(128,127)

Dynamic Macro:

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Currency	Value	Appreciation
To Buy:
Swiss Franc	6/17/2015	Goldman Sachs	23,154	$24,776	$753

International Stock:

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Currency	Value	Appreciation
To Buy:
Australian Dollar	6/17/2015	Royal Bank of Scotland	6,547,963	$5,147,291	$102,853
British Pound	6/17/2015	Deutsche Bank	6,038,262	9,341,227	201,556
Canadian Dollar	6/17/2015	UBS	7,157,647	5,901,434	200,123
Danish Krone	6/17/2015	UBS	2,482,437	373,602	9,832
Euro	6/17/2015	Bank of New York Mellon	109,285	122,614	2,842
Hong Kong Dollar	6/17/2015	UBS	12,092,809	1,585,921	1,543
Israeli Shekel	6/17/2015	Royal Bank of Scotland	4,340,088	1,124,122	34,037
Japanese Yen	6/17/2015	Bank of New York Mellon	107,623,171	899,759	4,706
New Zealand Dollar	6/17/2015	Royal Bank of Scotland	217,647	164,872	5,503
Norwegian Krone	6/17/2015	Royal Bank of Scotland	2,981,165	394,862	21,108
Singapore Dollar	6/17/2015	UBS	1,100,611	830,311	33,706
Swedish Krona	6/17/2015	UBS	774,645	92,845	2,540
Swiss Franc	6/17/2015	Deutsche Bank	1,108,420	1,186,066	35,406
				$27,164,926	$655,755

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

International Stock:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation )
To Sell:
Australian Dollar	6/17/2015	Royal Bank of Scotland	328,177	$257,977	$(5,677)
Australian Dollar	6/17/2015	UBS	35,381	27,813	(670)
British Pound	6/17/2015	Deutsche Bank	296,068	454,944	(14,092)
Canadian Dollar	6/17/2015	UBS	131,206	108,178	(3,914)
Danish Krone	6/17/2015	UBS	15,969,630	2,403,400	(66,580)
Euro	6/17/2015	UBS	14,852,885	16,664,373	(536,205)
Hong Kong Dollar	6/17/2015	UBS	551,511	71,152	(50)
Israeli Shekel	6/17/2015	Royal Bank of Scotland	6,288,219	1,628,706	(65,989)
Japanese Yen	6/17/2015	Bank of New York Mellon	983,880,680	8,225,888	(74,425)
Japanese Yen	6/17/2015	Royal Bank of Scotland	15,567,065	130,091	894
New Zealand Dollar	6/17/2015	Royal Bank of Scotland	10,441	7,909	(83)
Norwegian Krone	6/17/2015	Royal Bank of Scotland	6,854,762	907,928	(40,070)
Swedish Krona	6/17/2015	Bank of New York Mellon	11,270,127	1,350,784	(18,957)
Swedish Krona	6/17/2015	UBS	12,490,451	1,497,047	(30,241)
Swiss Franc	6/17/2015	Deutsche Bank	677,698	725,171	(29,481)
				$34,461,361	$(885,540)

Emerging Markets Stock:
	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation )
To Buy:
Hong Kong Dollar	5/4/2015	US Bank	11,054,118	$1,426,116	$(185)

Emerging Markets Stock:
	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Currency	Value	Appreciation
To Sell:
Turkish Lira	6/17/2015	US Bank	4,192,070	$1,564,999	$14,065

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

7.           SHARES OF BENEFICIAL INTEREST

At April 30, 2015, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the six months ended and the year ended April 30, 2015 and October 31, 2014, respectively:

For the Six Months Ended April 30, 2015:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	508,167	65,657	(239,591)	334,233	79,363	5,108	(41,278)	43,193
Monthly Distribution	843,852	64,682	(670,319)	238,215	482,226	25,851	(561,504)	(53,427)
Floating Rate Bond	1,192,230	114,563	(445,533)	861,260	233,026	12,018	(863,834)	(618,790)
High-Yield Bond	1,035,396	231,217	(2,851,241)	(1,584,628)	619,656	37,343	(1,810,818)	(1,153,819)
International Opportunity Bond	1,136,026	2,121	(361,544)	776,603	402,613	115	(66,945)	335,783
Dynamic Macro	926,730	-	(152,800)	773,930	104,500	-	(16,200)	88,300
Alternative Strategy	150,468	-	(84,009)	66,459	9,817	-	(18,419)	(8,602)
Appreciation & Income	378,241	362,827	(188,108)	552,960	95,400	65,318	(124,673)	36,045
Large Cap Value	336,204	19,465	(269,004)	86,665	71,365	2,513	(187,748)	(113,870)
Alternative Income	80,617	5,742	(78,341)	8,018	11,014	3,497	(463)	14,048
Focused Large Cap Growth	371,194	-	(297,621)	73,573	410,884	-	(811,420)	(400,536)
International Stock	494,272	92,841	(307,926)	279,187	127,175	10,011	(112,438)	24,748
Real Estate Stock	244,485	100,754	(542,294)	(197,055)	409,982	27,522	(103,578)	333,926
Small Cap Value	135,684	101,946	(141,690)	95,940	50,788	13,178	(30,758)	33,208
Emerging Markets Stock	470,633	33,977	(171,980)	332,630	85,135	3,384	(28,576)	59,943
Small Cap Growth	162,601	107,442	(143,419)	126,624	68,024	24,863	(57,894)	34,993

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	22,799	4,137	(18,618)	8,318
Monthly Distribution	378,666	23,970	(217,358)	185,278
Floating Rate Bond	58,103	4,581	(35,630)	27,054
High-Yield Bond	85,950	16,926	(138,502)	(35,626)
International Opportunity Bond	45,562	-	(12,992)	32,570
Dynamic Macro	33,629	-	(20,411)	13,218
Alternative Strategy	2,659	-	(10,295)	(7,636)
Appreciation & Income	101,240	75,928	(34,363)	142,805
Large Cap Value	35,787	-	(37,071)	(1,284)
Alternative Income	48,774	2,760	(7,601)	43,933
Focused Large Cap Growth	22,926	-	(26,145)	(3,219)
International Stock	50,803	6,655	(23,607)	33,851
Real Estate Stock	28,910	10,901	(54,928)	(15,117)
Small Cap Value	10,804	11,766	(19,511)	3,059
Emerging Markets Stock	39,667	1,420	(32,088)	8,999
Small Cap Growth	12,684	21,228	(26,318)	7,594

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

Year Ended October 31, 2014:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	601,689	113,304	(3,381,394)	(2,666,401)	114,010	7,402	(350,564)	(229,152)
Monthly Distribution	1,299,418	174,928	(1,555,306)	(80,960)	1,061,343	67,049	(822,610)	305,782
Floating Rate Bond	7,005,944	133,845	(743,012)	6,396,777	1,492,431	24,772	(132,192)	1,385,011
High-Yield Bond	1,790,286	476,574	(5,494,690)	(3,227,830)	588,769	82,163	(428,003)	242,929
International Opportunity Bond	4,734,216	22,379	(355,283)	4,401,312	401,150	978	(37,733)	364,395
Dynamic Macro	1,237,775	3,525	(765,702)	475,598	147,184	2,761	(154,991)	(5,046)
Alternative Strategy	142,699	-	(183,097)	(40,398)	47,976	-	(625,382)	(577,406)
Appreciation & Income	348,519	22,324	(233,752)	137,091	1,022	2,893	(122,240)	(118,325)
Large Cap Value	474,170	28,501	(506,752)	(4,081)	280,235	3,166	(150,890)	132,511
Alternative Income	196,178	6,125	(44,413)	157,890	25,389	6,456	(6,674)	25,171
Focused Large Cap Growth	2,594,973	798	(181,663)	2,414,108	746,820	10,877	(236,037)	521,660
International Stock	799,836	56,397	(357,947)	498,286	510,054	4,952	(308,127)	206,879
Real Estate Stock	544,572	77,292	(723,897)	(102,033)	117,278	5,391	(73,685)	48,984
Small Cap Value	589,649	57,740	(243,955)	403,434	165,405	5,610	(78,622)	92,393
Emerging Markets Stock	963,065	-	(218,744)	744,321	155,924	-	(48,428)	107,496
Small Cap Growth	576,390	162,465	(327,317)	411,538	233,047	41,784	(193,059)	81,772

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	35,490	8,526	(334,511)	(290,495)
Monthly Distribution	784,590	57,882	(480,019)	362,453
Floating Rate Bond	458,466	6,210	(121,105)	343,571
High-Yield Bond	249,172	44,732	(499,686)	(205,782)
International Opportunity Bond	259,895	145	(64,778)	195,262
Dynamic Macro	72,554	2,006	(109,421)	(34,861)
Alternative Strategy	16,323	-	(21,274)	(4,951)
Appreciation & Income	68,327	1,842	(70,857)	(688)
Large Cap Value	89,744	656	(87,769)	2,631
Alternative Income	69,772	4,216	(17,724)	56,264
Focused Large Cap Growth	325,491	592	(64,205)	261,878
International Stock	110,428	3,140	(50,032)	63,536
Real Estate Stock	103,703	5,147	(53,022)	55,828
Small Cap Value	51,936	7,538	(34,995)	24,479
Emerging Markets Stock	98,573	-	(35,396)	63,177
Small Cap Growth	78,036	33,652	(51,557)	60,131

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

8.           DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended October 31, 2014 and October 31, 2013 was as follows:

	For the year ended October 31, 2014				For the period ended October 31, 2013
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
Corporate/Government Bond	$1,609,392	$223,663	$—	$1,833,055	$4,989,941	$479,818	$—	$5,469,759
Monthly Distribution	6,127,602	4,836,787	1,672,242	12,636,631	7,756,262	—	—	7,756,262
Floating Rate Bond	1,836,066	—	—	1,836,066	—	—	—	—
High-Yield Bond	6,632,924	—	—	6,632,924	7,438,832	—	—	7,438,832
International Opportunity Bond	—	—	236,377	236,377	—	—	—	—
Dynamic Macro	171,273	—	—	171,273	379,368	—	30,656	410,024
Alternative Strategy	—	—	—	—	—	—	—	—
Appreciation & Income	300,034	—	—	300,034	826,595	—	—	826,595
Large Cap Value	488,166	—	—	488,166	439,727	—	—	439,727
Alternative Income	42,433	191,793	—	234,226	31,226	—	—	31,226
Focused Large Cap Growth	156,567	22,778	—	179,345	—	—	—	—
Real Estate Stock	441,893	935,096	—	1,376,989	307,473	786,227	—	1,093,700
International Stock	986,428	—	—	986,428	523,067	—	—	523,067
Small Cap Value	20,015	1,033,666	—	1,053,681	44,834	—	—	44,834
Emerging Markets Stock	—	—	—	—	—	—	—	—
Small Cap Growth	3,200,033	1,364,027	—	4,564,060	—	1,257,195	—	1,257,195

Permanent book and tax differences, primarily attributable to net operating losses, non-deductible expenses, character of distributions, foreign currency exchange gains (losses), paydown gains (losses), partnerships, C Corp return of capital, swap gains (losses) and adjustments for passive foreign investment companies, reclassifications of gains on contingent convertible debt securities, real estate investment trusts, business development companies, grantor trusts, partnerships and the capitalization of in lieu dividend payments made in connection with short sales of stock that have not been held open for more than 45 days resulted in reclassification for the tax year ended October 31, 2014 as follows:

Net assets were unaffected by the above reclassifications.

As of each of the Fund’s tax year-ended October 31, 2014, the components of distributable earnings on a tax basis were as follows:

						Total
		Undistributed	Capital Loss		Unrealized	Accumulated
	Undistributed	Long-Term	Carry	Late Year	Appciationre	Earnings
Fund	Ordinary Income	Capital Cains	Forwards	Loss	(Depreciation )	(Deficits )
Corporate/Government Bond	$13,411	$—	$(465,701)	$—	$666,163	$213,873
Monthly Distribution	—	—	(3,371,794)	—	(7,619,575)	(10,991,369)
Floating Rate Bond	20,255	—	(67,025)	—	(1,043,528)	(1,090,298)
High-Yield Bond	17,754	—	(3,403,542)	—	1,118,293	(2,267,495)
International Opportunity Bond	—	—	—	—	(1,545,372)	(1,545,372)
Dynamic Macro	—	—	(431,749)	—	297,888	(133,861)
Alternative Strategy	—	—	(1,198,250)	(259,611)	532,007	(925,854)
Appreciation & Income	808,269	3,916,839	—	—	929,270	5,654,378
Large Cap Value	242,115	—	(902,741)	—	19,700,739	19,040,113
Alternative Income	—	93,728	—	—	502,672	596,400
Focused Large Cap Grow th	—	—	(591,857)	(390,591)	7,699,610	6,717,162
Real Estate Stock	1,617,460	1,031,469	—	—	8,798,753	11,447,682
International Stock	1,302,369	267,504	—	—	3,137,096	4,706,969
Small Cap Value	1,490,330	390,448	—	—	1,913,636	3,794,414
Emerging Markets Stock	535,365	—	(3,967,556)	—	3,392,405	(39,786)
Small Cap Grow th	318,339	2,332,362	—	—	2,974,125	5,624,826

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for gains on contingent convertible debt securities, mark-to-market on open forward foreign currency contracts, options, futures and swap contracts, and adjustments for real estate investment trusts, passive foreign investment companies, royalty trusts, constructive sales of securities held short, partnerships and C Corporation return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Corporate/Government Bond	$—
Monthly Distribution	—
Floating Rate Bond	—
High-Yield Bond	—
International Opportunity Bond	—
Dynamic Macro	—
Alternative Strategy	259,611
Appreciation & Income	—
Large Cap Value	—
Alternative Income	390,591
Focused Large Cap Growth	—
International Stock	—
Real Estate Stock	—
Small Cap Value	—
Emerging Markets Stock	—
Small Cap Grow th	—

At October 31, 2014, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date as follows:

	Expiring October 31,				Non-Expiring	Long-Term
Fund	2015	2016	2017	2019	Short-Term	Non-Expiring	Total
Corporate/Government Bond	$—	$—	$—	$—	$645,701	$—	$645,701
Monthly Distribution	3,371,794	—	—	—	—	—	3,371,794
Floating Rate Bond	—	—	—	—	67,025	—	67,025
High-Yield Bond	—	—	3,403,542	—	—	—	3,403,542
International Opportunity Bond	—	—	—	—	—	—	—
Dynamic Macro	—	—	—	152,058	—	279,691	431,749
Alternative Strategy	—	—	—	—	1,198,250	—	1,198,250
Appreciation & Income	—	—	—	—	—	—	—
Large Cap Value	—	—	902,741	—	—	—	902,741
Alternative Income	—	—	—	—	—	—	—
Focused Large Cap Grow th	—	—	—	—	516,209	75,648	591,857
International Stock	—	—	—	—	—	—	—
Real Estate Stock	—	—	—	—	—	—	—
Small Cap Value	—	—	—	—	—	—	—
Emerging Markets Stock	—	—	3,386,845	351,019	229,692	—	3,967,556
Small Cap Grow th	—	—	—	—	—	—	—

For Monthly Distribution, $1,374,302, $1,216,951 and $780,541 of capital loss carryover related to the acquisition of the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, is remaining to be recognized over the next four years. These amounts are subject to annual limitations of $1,374,302, $1,216,951 and $780,541 for the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, under tax rules.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2015 (Continued)

9.           UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

Alternative Strategy currently invests a portion of its assets in Invesco STIT - Treasury Portfolio. Alternative Strategy may redeem its investment from the Invesco STIT - Treasury Portfolio at any time if the Sub-Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Invesco STIT - Treasury Portfolio. The financial statements of the Invesco STIT - Treasury Portfolio, including the portfolio of investments, can be found at www.invesco.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with Alternative Strategy financial statements. As of April 30, 2015, the percentage of the Fund’s net assets invested in the Invesco STIT - Treasury Portfolio was 55.1%.

10. LINE OF CREDIT

Floating Rate Bond may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. The Fund has entered into a line of credit agreement with The Bank of Nova Scotia, which permits the Fund to borrow up to $10 million at a rate, per annum, equal to 0.20% plus the 3 month LIBOR rate to be paid quarterly. There is also an annual commitment fee. During the six months ended April 30, 2015, the Fund paid $3,904 in interest on the line of credit. Average borrowings and the average interest rate during the six months ended April 30, 2015 were $500,000 and 0.20%, respectively. The largest outstanding amount borrowed during the period was $3,500,000. There was no balance on the line of credit as of April 30, 2015.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements relating to the Funds presented in this report.

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Meeting of the Board of Trustees Held on December 16, 2014

At a regular meeting of the Board of Trustees (the “Board”) of the Trust held on December 16, 2014 (the “Meeting”), the Board, including all of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), considered the renewal of an investment advisory agreement between the Trust, on behalf of each series of the Trust, and the Adviser (the “Investment Advisory Agreement”) and continuance of certain sub-advisory agreements (the “Sub-Advisory Agreements”) among the Trust, the Adviser and the following sub-advisers (each a “Sub-Adviser,” collectively, the “Sub-Advisers”): 1) Newfleet Asset Management LLC (“Newfleet”) with respect to Corporate/Government Bond; 2) Westchester Capital Management, LLC (“Westchester”) with respect to Monthly Distribution; 3) PENN Capital Management Co., Inc. (“PENN”) with respect to High-Yield Bond; 4) Market Concepts, LLC (“Market Concepts”) with respect to Alternative Strategy; 5) C.S. McKee, L.P. (“C.S. McKee”) with respect with Large Cap Value; 6) Harbor Springs Financial Management, LLC (“Harbor Springs”) with respect to Alternative Income; 7) Cornerstone Real Estate Advisers LLC (“Cornerstone”) with respect to Real Estate Stock; 8) Arrowstreet Capital, L.P. (“Arrowstreet”) with respect to International Stock; 9) Piermont Capital Management, LLC (“Piermont”) with respect to Small Cap Value; 10) Bailard, Inc. (“Bailard”) with respect to Emerging Markets Stock; and 11) Pier Capital, LLC (“Pier”) with respect to Small Cap Growth (each a “Fund” and, collectively, the “Funds”).

Continuance of Investment Advisory Agreement for each of Monthly Distribution, Corporate/Government Bond, High-Yield Bond, Dynamic Macro, Appreciation & Income, Large Cap Value, Floating Rate Bond, International Opportunity Bond, Focused Large Cap Growth, International Stock, Real Estate Stock, Small Cap Value, Small Cap Growth, Emerging Markets Stock, Alternative Income, and Alternative Strategy

The Trustees reviewed information related to the proposed renewal of the Investment Advisory Agreement with the Trust, including (a) the investment performance of each Fund, a peer group of funds and appropriate indices; (b) the Adviser’s personnel and resources; and (c) comparative fees and expenses of a peer group of funds. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuance of the Investment Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Independent Trustees considered the nature, extent and quality of services provided to the Funds by the Adviser. The Trustees considered the Adviser’s strong emphasis on compliance, including its oversight of the Sub-Advisers and other service providers. They discussed the depth and experience of the Adviser’s key professional staff, which had been further enhanced by the hiring of a general counsel. The Trustees were gratified that key employees of the Adviser regularly attend Board meetings to explain investment strategies, compliance and marketing initiatives, and which they agreed allows for an open dialog between the Board and the Adviser. The Trustees considered the Adviser’s very active monitoring of the Sub-Advisers as evidenced by changes implemented during the year, as well as the Adviser’s due diligence in recommending new sub-advisers to the Board. The Trustees discussed the Adviser’s consistent focus on costs and emphasis on delivering value to shareholders. The Independent Trustees expressed satisfaction with the Adviser’s services and concluded that the Adviser has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary for performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Funds is consistent with their expectations.

Performance. As to investment performance, the Board reviewed the performance of each Fund as compared to the average performance of its respective peer group (the “Peer Group”) and Morningstar category (“Morningstar Average”) (collectively, the “Comparison Groups”) for 1-year, 3-year, 5-year and since inception time periods (as applicable) through October 31, 2014:

With respect to Monthly Distribution, the Board noted that the Fund has outperformed its Peer Group and Morningstar Average across all the time periods since its inception in 2008. The Trustees discussed that the Fund has performed consistently well.

With respect to Corporate/Government Bond, the Board noted that since the Fund’s inception in 2004, it has outperformed its Peer Group and exceeded or was in-line with its Morningstar Average. The Trustees considered that the Fund has consistently performed well since inception, especially compared to the Peer Group, and agreed that they were pleased with the Fund’s performance.

ADDITIONAL INFORMATION (Unaudited) (Continued)

With respect to High-Yield Bond, the Board noted that the Fund has underperformed its Peer Group and Morningstar Average during the relevant time periods. The Board took into consideration that the Fund’s strategy is generally more conservative in nature than its Peer Group and less volatile, which provides for less downside in a negative high-yield environment but at the expense of lower positive performance in more positive high-yield environments. The Adviser provided supplemental information regarding risk metrics, including capture ratios, to the Trustees. The Trustees agreed that in light of the risk characteristics of the Fund, they found the Fund’s returns were reasonable.

With respect to Dynamic Macro, the Board noted that there was a change in Sub-Adviser and investment strategy as of October 1, 2014. Therefore, with the exception of one month, the Fund’s performance history since inception in 2012 through September 30, 2014 was tied to its former sub-adviser. The Trustees noted that the Adviser recognized the Fund’s underperformance and took action to change course. The Board agreed that it looks forward to improved performance and believes the new strategy is a positive addition to the Fund family.

With respect to Appreciation & Income, the Board noted that that a new Sub-Adviser began managing the Fund on October 1, 2014 and that, with the exception of one month, the performance over the various time periods ended October 31, 2014 was that of the former sub-adviser. The Trustees agreed that they were pleased with the Adviser’s recommendation of the new Sub-Adviser for the Fund, which they expect will obtain an acceptable level of investment return for the Fund’s shareholders.

With respect to Large Cap Value, the Board noted that across all the time periods, the Fund generally performed in line with or outperformed its Peer Group and the Morningstar Average, with the exception of the 3-year period, when the Fund returned 16.25% vs. 18.24% for the Morningstar Average. The 3-year underperformance versus the Morningstar Average was primarily attributable to the Fund missing a small amount of extreme gains as compared to the Morningstar Average. The Trustees considered the size of the Fund and indicated that overall, the Fund’s performance was satisfactory.

With respect to Floating Rate Bond, the Board noted that with returns of 1.42%, the Fund underperformed the Peer Group and Morningstar Average returns of 3.32% and 2.93%, respectively, in its first year of operations. The Trustees considered that in the first two months of operations (November and December 2013), each Peer Group fund rose approximately 1% on average, which the Fund generally missed due the long settlement timeframe of approximately 3 weeks for investments in bank loans. Therefore, the Fund was not fully-invested until 2014. The Independent Trustees agreed that performance was satisfactory in light of the specialized nature of the Fund and looked forward to observing the Fund’s performance over a longer market cycle.

With respect to International Opportunity Bond, the Board noted that at -2.99%, the Fund underperformed the Peer Group and Morningstar Average returns of 0.21% and 2.62%, respectively, since its inception in November 2013. The Trustees considered that the Fund invests strictly in international bonds and therefore, unlike many of the funds in the Comparison Groups, did not benefit from the recent strong performance of the US market. They discussed the fact that the Peer Group is generally less exposed to the US market, making it a better benchmark. The Trustees agreed to continue to monitor the Fund’s performance as it would be more meaningful to reevaluate the Fund over a longer market cycle.

With respect to Focused Large Cap Growth, the Board noted that Fund significantly underperformed over the 1-year, with returns of 8.48%, compared to 13.92% for the Peer Group, and 18.51% for the Morningstar Average over the same time period. The Trustees also discussed that the longer term performance was more in line with the Comparison Groups with Fund returns of 15.58% since inception, compared to 18.51% for the Peer Group, and 19.75% for the Morningstar Average. The Board considered that the Fund’s low assets in the first three months of operations detracted from the Fund’s early performance and that the Fund experienced significant price declines in its technology holdings earlier in the year, many of which have since rebounded. The Trustees agreed that the Fund’s 1-year performance was not indicative of the Fund’s potential and expressed optimism for the Fund’s longer-term track record.

With respect to International Stock, the Board noted that the Fund outperformed its Comparison Groups across all the time periods and indicated their satisfaction with both the Adviser and Sub-Adviser.

With respect to Real Estate Stock, the Board noted that the Fund outperformed its Comparison Groups for the 1-, 3- and 5-year time periods and, at 7.31%, outperformed the Peer Group and slightly lagged the Morningstar Average, which were 6.31% and 7.71%, respectively, for the period since inception in December 2004. The Trustees indicated that they were pleased with the Fund’s performance.

With respect to Small Cap Value, the Board noted that the Fund outperformed its Comparison Groups over the 1-year period, with returns of 10.22% vs. 5.54% for the Peer Group and 7.21% for the Morningstar Average. The Trustees further noted that the Fund’s Sub-Adviser was replaced in July 2013 and were gratified by the Adviser’s ability to identify good sub-advisory candidates.

ADDITIONAL INFORMATION (Unaudited) (Continued)

With respect to Small Cap Growth, the Board noted that the Fund outperformed or performed in line with its Peer Group and Morningstar Category across all time periods, with the exception of the most recent 1-year time period when the Fund returned 3.59% compared to 5.39% and 6.02% for the Peer Group and Morningstar Average, respectively. The Trustees considered the Fund’s exposure to information technology and energy stocks that detracted from the 1-year performance, and noted that the Fund’s long-term performance was more than satisfactory.

With respect to Emerging Markets Stock, the Board noted that the Fund outperformed its Peer Group for the 1-year period, was generally in line with the Peer Group for the 3-, 5- and since inception time periods and underperformed its Morningstar Average across all time periods. The Board considered that the Fund’s Sub-Adviser, which has only been managing the Fund since July 2013, is responsible for the 1-year performance. The Trustees indicated satisfaction with the performance of the Fund and optimism for the longer-term.

With respect to Alternative Income, the Board noted that the Fund outperformed or was in line with its Peer Group for the 1-year and since inception time periods and the Fund’s performance for the 1-year period and since inception time periods, 7.76% and 10.01%, respectively, lagged its Morningstar Average returns of 9.09% and 12.20% for the same time periods, respectively. The Trustees considered the Adviser’s view that the Fund generally does not align with other funds in the Morningstar category because the Fund generally invests in securities that generate a higher than average dividend yield where the funds in the Morningstar category generally seek a high total return. In addition, the Trustees noted that the Fund generally has a higher weighting in master limited partnerships and utilities than the other funds. The Trustees noted that the Sub-Adviser appears committed to the Fund’s strategy and expressed that overall, they are satisfied with the positive returns of the Fund and are optimistic regarding prospects for the Fund.

With respect to Alternative Strategy, the Board noted that the Fund outperformed or was in line with its Peer Group for the 1, 3 and 5-years and since inception (2009) periods, outperformed its Morningstar Average for the 3-year period, but underperformed over the 1-year, 5-year, and since inception time periods. During their evaluation, the Trustees took into account that only two other funds in the Morningstar category have a performance track record as long as the Fund. The Trustees discussed that the Fund is intended to not correlate to the bond or equity market, and the Sub-Adviser appears to by achieving this goal with less volatility than a typical equity investment, and they indicated satisfaction with the Sub-adviser’s long-term performance as presented to the Board.

As a result of their review, the Independent Trustees concluded that the Adviser, through its Sub-Advisers, had provided acceptable returns to shareholders.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by Dunham & Associates, the Board discussed the comparison of management fees and total operating expense data and reviewed each Fund’s advisory fees and overall expenses as compared to the Peer Group and Morningstar Average. The Trustees also considered the underwriting and 12b-1 fees paid to the Adviser. It was the consensus of the Board that, based on the Adviser’s expertise, the fees charged by the Adviser and its Sub-Advisers were reasonable.

With respect to Monthly Distribution, the Board noted that the net expense ratio, which includes interest and dividends, was higher than the average of the Comparison Groups. The Trustees further noted that the Morningstar Average excludes certain expenses. The Trustees considered the Fund’s performance record, noting Monthly Distribution’s significant outperformance of its benchmark index, which resulted in the Sub-Adviser earning close to its maximum fulcrum fee.

With respect to Corporate/Government Bond, the Board noted the Fund’s higher management fee and discussed that this was largely due to the Fund’s performance earning the Sub-Adviser a significant amount of its maximum fulcrum fee.

With respect to High-Yield Bond, the Board discussed that the Fund’s management fee is higher than the average of Comparison Groups and noted that the gross expense ratio is in line with or lower than the Morningstar Average and Peer Group, respectively. The Trustees noted the Fund’s net expense ratio of 1.11% versus 0.87% and 0.82% for the Peer Group and Morningstar Average, respectively. The Trustees further discussed the high-quality of the Sub-Adviser and concluded that the net expense ratio was acceptable.

With respect to Dynamic Macro, the Board noted that the management fee of 1.40% is higher than the average of the Comparison Groups. The Trustees discussed that the Sub-Adviser began managing the Fund in October 2014 and that the fulcrum fee component of the Sub-Advisory fee is reflected at the base rate. The Trustees noted that the management fee was an estimate and could increase or decrease during the year based on the Sub-Adviser’s performance.

With respect to Appreciation & Income, the Board noted that the management fee and net expense ratio was above the average of the Comparison Groups. The Trustees noted that the Sub-Adviser began managing the Fund in October 2014

ADDITIONAL INFORMATION (Unaudited) (Continued)

and that the fulcrum fee component of the Sub-Advisory fee is reflected at the base rate. The Trustees noted that the management fee was an estimate and could increase or decrease during the year based on the Sub-Adviser’s performance. The Trustees also heard from the Adviser that the Fund’s Morningstar category is expected to be changed to more closely align with the Sub-Adviser’s convertibles securities strategy, which would impact the fee comparisons.

With respect to Large Cap Value, the Board considered that the management fee of 0.65% was below the Peer Group and the same as the Morningstar Category, while the gross expense ratio was below the Comparison Group and the net expense ratio was lower that the Peer Group and higher than the Morningstar Average. The Trustees discussed the impact of future performance on fees and concluded that the fee structure is reasonable.

With respect to Floating Rate Bond and International Bond, the Board noted that the management fees and net expense ratios of each Fund, which recently completed their first year of operations, are higher than the Comparison Groups’ averages. The Trustees discussed the impact of performance on fees, noting that each Fund’s fulcrum fee was at the base rate.

With respect to Focused Large Cap Growth, the Board noted that the management fee is slightly higher than the average of the Comparison Groups. The Trustees discussed the impact of performance on fees and noted that absent the Fund’s performance, the management fee would have been closer to the Comparison Groups.

With respect to International Stock, the Board discussed the Adviser and Sub-Adviser fees, and also considered that, although the Fund’s net expense ratio was above the Comparison Groups’ average, it was within an acceptable range given the Fund’s strong performance.

With respect to Real Estate Stock, the Board noted that the Fund’s management fee and gross expense ratios are in line with or lower than the Peer Group, while the management fee and gross expenses are in line with the Morningstar Average. Overall, the Trustees concluded that the Fund’s advisory and sub-advisory fees and net expense ratio were acceptable.

 With respect to Small Cap Value, the Trustees considered that the management fee is lower than the Comparison Groups, due primarily to the Sub-Adviser earning close to its minimum fee. They further noted that the Fund’s net expense ratio is just below its Peer Group and higher than the Morningstar Average. The Trustees discussed that the higher net expenses versus the Morningstar Average appears to be primarily due to the impact of larger funds that may benefit from economies of scale as compared to the Fund.

 With respect to Small Cap Growth, the Board noted that the management fee is below the Comparison Groups, due primarily to the Sub-Adviser earning close to its minimum fee. The Trustees further noted that the Fund’s net expense ratio is in line with its Peer Group, although higher than the Morningstar Average. They recognized that some of the funds in the Morningstar Average benefit from economies of scale owing to their size.

With respect to Emerging Markets Stock, the Board noted that the Fund’s total management fee is higher than the Comparison Group and discussed that the Sub-Adviser earned a fee higher than its base fee due to the Fund’s performance.

With respect to Alternative Income, the Board noted that the management fee is higher than the Comparison Groups and the Fund’s gross expense ratio is in line with its Peer Group and higher than the Morningstar Average. The Trustees discussed that the Fund’s higher gross expenses are primarily due to the higher management fee versus the Comparison Groups. They noted that in contrast to some of the funds in the Comparison Groups, Alternative Income is actively managed and the Trustees concluded that the net expense ratio was acceptable.

With respect to Alternative Strategy, the Board discussed that management fees are lower than the Comparison Groups. The Trustees noted that the Fund’s net expense ratio was in-line with the Peer Group and above the Morningstar Average and considered the effect of fee waivers generally in place within the Morningstar Average and concluded that the net expense ratio was acceptable.

The Trustees reviewed and discussed each Fund’s advisory fees and overall expenses compared to peer groups of similarly managed funds. The Trustees discussed that while the advisory fees do not necessarily have to be the lowest compared to the peer groups, it is their duty to evaluate whether the advisory fees are reasonable. The Trustees noted that the Adviser’s advisory fees range from 0.50% to 0.65%, which, when combined with the Sub-Adviser fees, are generally higher than the Peer Group averages when a Fund is performing well, but in some cases lower than the Peer Group averages when a Fund is underperforming. They noted that the Adviser’s fee ranges are reasonably applied based on the nature of the Fund (i.e. bond vs. equity or alternative vs. traditional). The Trustees noted that currently five Funds are considered “alternative” and

ADDITIONAL INFORMATION (Unaudited) (Continued)

generally require enhanced oversight compared to more traditional asset classes. The Trustees discussed the level of work involved in the Adviser’s oversight of the Funds and its on-going quantitative and qualitative analysis of Sub-Advisers and concluded that the Advisory’s advisory fees are reasonable in light of such services.

Profitability. The Trustees reviewed an analysis of profitability provided by the Adviser. The Trustees took into account possible benefits derived by the Adviser from its relationship with the Funds. The Trustees acknowledged that the Adviser, in its capacity as a broker, receives commissions and distribution fees when its customers purchase the Funds, but the Adviser does not execute trades on behalf of the Funds and therefore receives no compensation on portfolio trades. The Trustees concluded that profits from the Adviser’s relationship with each Fund were reasonable and at a level to adequately incentivize the Adviser to continue to provide high quality services.

Economies of Scale. As to economies of scale, the Trustees noted that the Advisory Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees agreed that breakpoints may be an appropriate way for the Adviser to share its economies of scale with the Funds and the shareholders if the Funds experience substantial growth in assets; however, the Trustees recognized that no Fund had yet reached an asset level where the Adviser (or Sub-Adviser) could realize significant economies of scale. The Trustees noted that economies of scale would need to be considered in future as net asset levels of the Funds grow. The Trustees noted that at a previous contracts renewal meeting, the Adviser explained that it is prepared to offer concessions to the Funds at appropriate asset levels, and in anticipation of such, had discussed a proposed breakpoint schedule that reflects the economies of scale that the Adviser anticipates realizing. The Trustees concluded that the absence of breakpoints was still acceptable under the current circumstances, and they agreed to continue to evaluate the issue with respect to each Fund as assets increase, and to work with the Adviser to negotiate reasonable breakpoints.

Continuance of Sub-Advisory Agreements for each of Corporate/Government Bond, Monthly Distribution, High-Yield Bond, Alternative Strategy, Large Cap Value, Alternative Income, Real Estate Stock, International Stock, Small Cap Value, Emerging Markets Stock and Small Cap Growth

The Trustees discussed the extensive written materials provided by the Adviser and each Sub-Adviser prior to the Meeting. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreements and the weight to be given to each factor. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuance of each of the Sub-Advisory Agreements included the following:

Nature, Extent and Quality of Services. As to the nature, extent and quality of the services provided by each of the Sub-Advisers, the Board reviewed the materials provided by each Sub-Adviser. The Trustees considered the experience and education of the portfolio management and professional staff of each of the Sub-Advisers and noted the Adviser’s overall satisfaction with the level of services provided by each Sub-Adviser. Representatives of the Adviser reviewed their working relationship with each Sub-Adviser, including the observation of the Trust’s CCO with respect to compliance matters. The Trustees noted that the Adviser actively and continuously evaluates quality of service delivered by the Sub-Advisers and is satisfied with the current line-up of Sub-Advisers. The Trustees concluded that each of the Sub-Advisers provides a level of service that is consistent with the Board’s expectations.

Performance. As to the performance of each Sub-Adviser, the Trustees noted its thorough review and discussion of each Fund’s performance during its earlier evaluation of the Advisory Agreement and their conclusion that the performance of each Fund is acceptable.

Cost of Services. As to the cost of the services provided and the profits realized by each Sub-Adviser, the Board considered the Base Fee (as defined in the Sub-Advisory Agreements) paid to each Sub-Adviser when the performance of the Fund is equal to that of the Index plus or minus a “null” zone. Where provided, the Trustees compared advisory (and sub-advisory) fees (both flat fee rates and performance fee rates) charged by each Sub-Adviser to its other accounts and concluded that each Sub-Adviser’s base fee compared favorably.

The Trustees also discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the Performance Fee, which results in higher fees when the Sub-Adviser delivers results, and how this fact must be integrated into their analysis of fees. The Board noted its thorough review and discussion of each Fund’s fees and expenses during its earlier evaluation of the Advisory Agreement and their conclusion that the sub-advisory fees were within a reasonable range.

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board then considered the potential fee adjustments to be made to each Fund’s Base Fee based on performance. The Trustees affirmed their belief that the 12-month period over which performance is computed is sufficiently long to provide a reasonable basis for indicating performance. The Trust officers confirmed that the performance adjustment to the Base Fee had been calculated daily during the first twelve months, based on the average net assets of each Fund from inception of the contract to date, and the comparative performance of each Fund (based on Class N shares) to the relevant Index. The Trustees confirmed their belief that the method by which the Performance Fee is calculated under the Sub-Advisory Agreements ensures that any significant fee adjustments are attributable to Sub-Adviser’s skill or lack thereof, rather than to random fluctuations, and the performance fee clearly aligns the Sub-Advisers’ interest with those of the shareholders. It was the consensus of the Board that the maximum performance adjustment under each Sub-Advisory Agreement continue to reflect performance differences that could reasonably be considered meaningful and significant taking into account each Fund’s size, volatility, diversification and variability of performance differences. After consideration, the Board was satisfied that in each case, the relationship of the fee adjustments to the Base Fee was not disproportionately large and that each Fund’s sub-advisory fee was acceptable in light of all of the factors discussed.

Profitability. As to profitability, the Trustees discussed the total fees previously paid, and expected to be paid to each Sub-Adviser based on each Fund’s current assets, and noted that payments above the Base Fee are dependent on the Sub-Adviser’s performance relative to the applicable index. They noted that the Sub-Advisers generally receive no other compensation from the Fund or the Adviser except the sub-advisory fees earned pursuant to their respective Sub-Advisory Agreement and in some cases, soft dollars and brokerage fees paid to affiliates. The Trustees reviewed financial information and profitability analysis of the Sub-Advisers that provided this information and noted that certain Sub-Advisers had yet to realize profits. However, the Trustees concluded that in light of the alignment of interests between the Sub-Advisers and shareholders created by the performance-based fulcrum fee arrangement, the fee arrangement is reasonable and no Sub-Advisers would reap excessive profits from their relationship with the Fund because any increase in fees are tied to performance. They noted that the Sub-Advisory fees will be higher for better performance by a Fund and agreed that profitability did not appear to be excessive in any instance.

Economies of Scale. The Trustees discussed the relevance of economies of scale in the context of Sub-Advisers that receive a performance based fee. They agreed that the Adviser had successfully negotiated a favorable Base Fee with each Sub-Adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Trustees agreed that pursuing breakpoints with any of the Sub-Advisers would not be in the best interests of shareholders at this time.

Conclusion. Having requested and received such information from the Adviser and Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the proposed Investment Advisory Agreement and each Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including all of the Independent Trustees, unanimously concluded that (a) the terms of each of the Investment Advisory Agreement and Sub-Advisory Agreements are fair and reasonable; (b) that the advisory fees and sub-advisory fees were for services different than those provided by any underlying fund’s adviser and are not duplicative; and (c) the continuance of Investment Advisory Agreement and Sub-Advisory Agreements are in the best interests of the respective Funds, their shareholders and their prospective shareholders.

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example
Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes
The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	11/1/14	4/30/15	Period*	4/30/15	Period*
Class N:
Corporate/Government Bond Fund	1.02%	$1,000.00	$1,012.90	$5.09	$1,019.74	$5.11
Monthly Distribution Fund	2.45%	$1,000.00	$1,026.70	$12.31	$1,012.65	$12.23
Floating Rate Bond Fund	1.27%	$1,000.00	$1,018.90	$6.36	$1,017.36	$7.50
High-Yield Bond Fund	1.03%	$1,000.00	$1,003.30	$5.12	$1,019.69	$5.16
International Opportunity Bond Fund	1.45%	$1,000.00	$951.70	$7.00	$1,017.62	$7.24
Dynamic Macro Fund	2.37%	$1,000.00	$1,060.10	$12.11	$1,013.04	$11.83
Alternative Strategy Fund	1.61%	$1,000.00	$1,022.10	$8.07	$1,016.81	$8.05
Appreciation & Income Fund	1.50%	$1,000.00	$1,037.80	$7.58	$1,017.36	$7.50
Large Cap Value Fund	0.94%	$1,000.00	$1,032.70	$4.74	$1,020.13	$4.71
Alternative Income Fund	1.58%	$1,000.00	$977.40	$7.82	$1,016.96	$7.90
Focused Large Cap Growth Fund	1.21%	$1,000.00	$1,066.00	$6.20	$1,018.79	$6.06
International Stock Fund	1.92%	$1,000.00	$1,068.10	$9.85	$1,015.27	$9.59
Real Estate Stock Fund	1.63%	$1,000.00	$1,029.40	$8.20	$1,016.71	$8.15
Small Cap Value Fund	1.76%	$1,000.00	$1,012.30	$8.78	$1,016.07	$8.80
Emerging Markets Stock Fund	1.86%	$1,000.00	$1,002.70	$9.24	$1,015.57	$9.30
Small Cap Growth Fund	1.20%	$1,000.00	$1,089.30	$6.22	$1,018.84	$6.01
Class A:
Corporate/Government Bond Fund	1.27%	$1,000.00	$1,011.70	$6.33	$1,018.50	$6.36
Monthly Distribution Fund	2.70%	$1,000.00	$1,025.30	$13.56	$1,011.41	$13.47
Floating Rate Bond Fund	1.52%	$1,000.00	$1,016.60	$7.60	$1,016.12	$8.75
High-Yield Bond Fund	1.28%	$1,000.00	$1,003.00	$6.36	$1,018.45	$6.41
International Opportunity Bond Fund	1.70%	$1,000.00	$950.50	$8.22	$1,016.36	$8.50
Dynamic Macro Fund	2.62%	$1,000.00	$1,058.90	$13.37	$1,011.80	$13.07
Alternative Strategy Fund	1.86%	$1,000.00	$1,021.20	$9.32	$1,015.57	$9.30
Appreciation & Income Fund	1.75%	$1,000.00	$1,037.30	$8.84	$1,016.12	$8.75
Large Cap Value Fund	1.19%	$1,000.00	$1,031.40	$5.99	$1,018.89	$5.96
Alternative Income Fund	1.83%	$1,000.00	$995.50	$9.05	$1,015.72	$9.15
Focused Large Cap Growth Fund	1.46%	$1,000.00	$1,064.40	$7.47	$1,017.55	$7.30
International Stock Fund	2.17%	$1,000.00	$1, 066.50	$11.12	$1,014.03	$10.84
Real Estate Stock Fund	1.88%	$1,000.00	$1,028.30	$9.45	$1,015.47	$9.39
Small Cap Value Fund	2.01%	$1,000.00	$1,010.80	$10.02	$1,014.83	$10.04
Emerging Markets Stock Fund	2.11%	$1,000.00	$1,001.40	$10.47	$1,014.33	$10.54
Small Cap Growth Fund	1.45%	$1,000.00	$1,087.90	$7.51	$1,017.60	$7.25

YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	11/1/14	4/30/15	Period*	4/30/15	Period*
Class C:
Corporate/Government Bond Fund	1.77%	$1,000.00	$1,008.60	$8.82	$1,016.02	$8.85
Monthly Distribution Fund	3.45%	$1,000.00	$1,021.50	$17.29	$1,007.69	$17.17
Floating Rate Bond Fund	2.02%	$1,000.00	$1,015.20	$10.09	$1,012.40	$12.47
High-Yield Bond Fund	1.78%	$1,000.00	$998.60	$8.82	$1,015.97	$8.90
International Opportunity Bond Fund	2.20%	$1,000.00	$948.00	$10.63	$1,013.88	$10.99
Dynamic Macro Fund	3.37%	$1,000.00	$1,055.70	$17.18	$1,008.08	$16.78
Alternative Strategy Fund	2.61%	$1,000.00	$1,017.40	$13.06	$1,011.85	$13.02
Appreciation & Income Fund	2.50%	$1,000.00	$1,033.50	$12.60	$1,012.40	$12.47
Large Cap Value Fund	1.94%	$1,000.00	$1,027.40	$9.75	$1,015.17	$9.69
Alternative Income Fund	2.58%	$1,000.00	$991.60	$12.74	$1,012.00	$12.87
Focused Large Cap Growth Fund	2.21%	$1,000.00	$1,061.00	$11.29	$1,013.84	$11.03
International Stock Fund	2.92%	$1,000.00	$1,062.90	$14.94	$1,010.31	$14.55
Real Estate Stock Fund	2.63%	$1,000.00	$1,024.50	$13.20	$1,011.75	$13.12
Small Cap Value Fund	2.76%	$1,000.00	$1,007.20	$13.74	$1,011.11	$13.76
Emerging Markets Stock Fund	2.86%	$1,000.00	$998.20	$14.17	$1,010.61	$14.26
Small Cap Growth Fund	2.20%	$1,000.00	$1,083.60	$11.37	$1,013.88	$10.99

*Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the six month period ending April 30, 2015).

Privacy Notice
March 2011

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and wire transfer instructions
■ account transactions and transaction history
■ investment experience and purchase history
When you are no longer a customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this
sharing?

For our everyday business purposes -
such as to process your transactions, maintain your	Yes	No
account(s), respond to court orders and legal
investigations, or report to credit bureaus
For our marketing purposes -	Yes	No
to offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes -	No	We don’t share
information about your transactions and experiences
For our affiliates’ everyday business purposes -	No	We don’t share
information about your creditworthiness
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds	We collect your personal information, for example, when you
collect my personal
information?	■ open and account or deposit money

■ direct us to buy securities or direct us to sell your securities

■ seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes-information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ Dunham Funds doesn’t jointly market

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How to Obtain Proxy Voting Information
Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not required for semi-annual reports.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date         7/9/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date         7/9/15

By (Signature and Title)

/s/ Denise Iverson

Denise Iverson, Principal Financial Officer/Treasurer

Date         7/9/15